                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                EXCHANGE ACT OF 1934 (AMENDMENT NO.           )

     Filed by the Registrant /X/
     Filed by a Party other than the Registrant / /
     Check the appropriate box:

     / / Preliminary Proxy Statement       / / Confidential, for Use of the
                                               Commission Only (as permitted by
                                               Rule 14a-6(e)(2))


     /X/ Definitive Proxy Statement

     / / Definitive Additional Materials
     / / Soliciting Material Pursuant to sec. 240.14a-11(c) or sec. 240.14a-12

                     United Companies Financial Corporation
- --------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

- --------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
     / / $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2)
         or Item 22(a)(2) of Schedule 14A.
     / / $500 per each party to the controversy pursuant to Exchange Act Rule
         14a-6(i)(3).

     / / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
         0-11.


     (1) Title of each class of securities to which transaction applies:


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     (2) Aggregate number of securities to which transaction applies:


- --------------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):


- --------------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:


- --------------------------------------------------------------------------------

     (5) Total fee paid:

- --------------------------------------------------------------------------------



     /X/ Fee paid previously with preliminary materials.


     / / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

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     (3) Filing Party:

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     (4) Date Filed:

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


                                [UNITED LOGO]


                     UNITED COMPANIES FINANCIAL CORPORATION
                        P.O. BOX 1591 -- 4041 ESSEN LANE
                          BATON ROUGE, LOUISIANA 70821

To the Shareholders of
UNITED COMPANIES FINANCIAL CORPORATION


     At the June 28, 1996 Annual Meeting, you will be asked to consider and vote upon the proposed sale by the Company of all the outstanding capital stock of its wholly-owned subsidiary, United Companies Life Insurance Company ("UCLIC"). You will also be asked to elect three persons to the Company's Board of Directors. Enclosed are a Notice, Proxy and Proxy Statement relating to the Annual Meeting.


     YOUR BOARD OF DIRECTORS HAS UNANIMOUSLY APPROVED THE PROPOSED SALE OF UCLIC BY THE COMPANY BECAUSE THE BOARD HAS DETERMINED THAT THE PROPOSED SALE IS FAIR TO, AND IN THE BEST INTERESTS OF, THE COMPANY AND ITS SHAREHOLDERS. The Board's approval and determination were based on a number of factors described in the enclosed Proxy Statement, including (i) the opinion of Goldman, Sachs & Co., the financial advisor engaged by the Board, and (ii) the actuarial appraisal of UCLIC prepared by Milliman & Robertson, Inc., the consulting actuarial firm engaged by the Board. The opinion of Goldman, Sachs & Co. states that, as of the date of the Proxy Statement, the Aggregate Consideration (as defined in the Proxy Statement) to be received by the Company pursuant to the Stock Purchase Agreement is fair to the Company. The written opinion of Goldman, Sachs & Co. is included in the accompanying Proxy Statement and should be read carefully by shareholders of the Company. The appraisal of Milliman & Robertson, Inc. confirmed that such consideration is within its estimated range of value.

     Before casting your vote, please carefully read the enclosed Proxy Statement, which provides you with a description of the terms of the proposed sale, and a copy of the Stock Purchase Agreement relating to the proposed sale, which is attached to the Proxy Statement.

     It is very important that your shares be represented at the Annual Meeting, regardless of whether you plan to attend in person. The affirmative vote of two-thirds of the total voting power of the Company's voting securities present in person or represented by proxy at the Annual Meeting is required for approval of the proposed sale. Therefore, I urge you to execute, date and return the enclosed proxy card in the enclosed postage-paid envelope as soon as possible to ensure that your shares will be voted at the Annual Meeting.

     ON BEHALF OF YOUR BOARD OF DIRECTORS, I URGE YOU TO VOTE FOR APPROVAL OF THE PROPOSED SALE AND FOR THE PROPOSED SLATE OF DIRECTORS.

                                       SINCERELY,

                                       J. TERRELL BROWN
                                       Chairman and Chief Executive Officer

Baton Rouge, Louisiana

May 21, 1996

                        NOTICE OF 1996 ANNUAL MEETING OF
                                SHAREHOLDERS OF
                     UNITED COMPANIES FINANCIAL CORPORATION


     PLEASE TAKE NOTICE that the 1996 Annual Meeting of Shareholders of United Companies Financial Corporation, a Louisiana corporation (the "Company"), will be held at One United Plaza, Fifth Floor, 4041 Essen Lane, Baton Rouge, Louisiana, on Friday, June 28, 1996, at 9:00 a.m. to consider and act upon:



        (1) a proposal to approve and adopt an Amended and Restated Stock Purchase Agreement dated as of January 30, 1996 (the "Agreement"), by and between the Company, as seller, and UC Life Holding Corp., a newly-formed Delaware corporation (the "Purchaser"), as purchaser and the transactions contemplated thereby. The Agreement contemplates, among other things, the sale by the Company of all of the outstanding capital stock of its wholly-owned subsidiary, United Companies Life Insurance Company ("UCLIC"), to the Purchaser for an aggregate price of $164 million, subject to adjustment, comprised of cash (currently estimated to be $99 million) and a $10 million cash dividend, UCLIC real estate and other assets to be distributed by UCLIC to the Company prior to the closing. DISSENTING SHAREHOLDERS WHO COMPLY WITH THE PROCEDURAL REQUIREMENTS OF THE BUSINESS CORPORATION LAW OF LOUISIANA WILL BE ENTITLED TO RECEIVE PAYMENT OF THE FAIR CASH VALUE OF THEIR SHARES IF THIS PROPOSAL IS EFFECTED UPON APPROVAL OF LESS THAN EIGHTY PERCENT (80%) OF THE COMPANY'S TOTAL VOTING POWER;


        (2) the election of three persons to the Board of Directors to serve until the 1999 Annual Meeting of Shareholders or until their successors are duly elected and qualified; and

        (3) such other business as may properly come before the Annual Meeting or any adjournment thereof.


     The Board of Directors has fixed the close of business on May 17, 1996, as the record date for the determination of shareholders entitled to notice of, and to vote at, the Annual Meeting.


                                        BY ORDER OF THE BOARD OF DIRECTORS

                                        SHERRY E. ANDERSON,
                                        Secretary

Baton Rouge, Louisiana

May 21, 1996


                                   IMPORTANT

TO ASSURE YOUR REPRESENTATION AT THE MEETING, PLEASE DATE, SIGN AND MAIL PROMPTLY THE ENCLOSED PROXY FOR WHICH A RETURN ENVELOPE IS PROVIDED.

                     UNITED COMPANIES FINANCIAL CORPORATION
                        P.O. BOX 1591 -- 4041 ESSEN LANE
                          BATON ROUGE, LOUISIANA 70821

                                PROXY STATEMENT

                                  INTRODUCTION


     The accompanying Proxy is solicited on behalf of the Board of Directors of United Companies Financial Corporation, a Louisiana corporation ("UCFC" or the "Company"), for use at the 1996 Annual Meeting of Shareholders of the Company (the "Annual Meeting") to be held on Friday June 28, 1996, at 9:00 a.m., at One United Plaza, Fifth Floor, 4041 Essen Lane, Baton Rouge, Louisiana, and any postponements or adjournments thereof. This Proxy Statement is being furnished in connection with the Annual Meeting. The Company anticipates that this Proxy Statement and the accompanying Proxy will be first sent or given to shareholders on approximately May 22, 1996.



     At the Annual Meeting, shareholders will be asked to consider and act upon a proposed sale (the "Proposed Sale") by the Company of all the outstanding capital stock of its wholly-owned subsidiary, United Companies Life Insurance Company ("UCLIC"), to UC Life Holding Corp., a newly-formed Delaware corporation (the "Purchaser"). The Purchaser is an acquisition company formed by Knightsbridge Capital Fund I, L.P. ("Knightsbridge"), a private investment partnership with institutional partners that was formed in 1995 to make equity investments in companies engaged primarily in the life insurance industry. The terms of the Proposed Sale are set forth in an Amended and Restated Stock Purchase Agreement (the "Stock Purchase Agreement") dated as of January 30, 1996, between the Company and the Purchaser, a copy of which is attached to this Proxy Statement as Exhibit A and is made a part hereof. For a summary of the terms of the Proposed Sale, see "The Proposed Sale" and "The Stock Purchase Agreement" below.


     Shareholders are also being asked at the Annual Meeting to elect three persons to the Company's Board of Directors to serve until the 1999 Annual Meeting of Shareholders or until their successors are duly elected and qualified.


     The Board of Directors has fixed the close of business on May 17, 1996, as the record date (the "Record Date") for the determination of the shareholders entitled to notice of, and to vote at, the Annual Meeting. On the Record Date, the Company had issued and outstanding and entitled to vote approximately 28,183,698 shares of its $2.00 par value common stock (the "Common Stock") and 1,955,000 shares of its 6 3/4% PRIDES(SM), Convertible Preferred Stock, $2.00 par value (the "PRIDES"). The Common Stock and the PRIDES are the only outstanding classes of voting securities of the Company. Each outstanding share of Common Stock will be entitled to one vote, and each outstanding share of PRIDES will be entitled to 4/5 of a vote, on each matter considered at the Annual Meeting. There is no cumulative voting. Any shareholder giving a Proxy has the power to revoke it at any time before it is exercised by providing written notice of revocation to the Secretary of the Company or by filing a Proxy of a later date with the Secretary of the Company. The holders of a majority of the total voting power of the outstanding shares of Common Stock and PRIDES as of the Record Date, whether present in person or represented by proxy, will constitute a quorum for the transaction of business at the Annual Meeting. The shares held by each shareholder who signs and returns the enclosed form of Proxy will be counted for purposes of determining the presence of a quorum at the Annual Meeting, whether or not the shareholder abstains on all or any matter to be acted on at the Annual Meeting. Abstentions are counted toward the calculation of a quorum. Broker non-votes (which result when a broker holding shares for a beneficial owner has not yet received voting instructions on certain matters from such beneficial owner) will also be counted toward fulfillment of quorum requirements.


     The enclosed form of Proxy provides a means for a shareholder to vote for all the nominees for director listed thereon or to withhold authority to vote for one or more of such nominees. The form of Proxy also provides a means for a shareholder to vote for, against or abstain from voting on each of the other matters to be acted upon at the Annual Meeting. Each Proxy will be voted in accordance with the shareholder's directions.

- ---------------

(SM) Servicemark of Merrill Lynch & Co., Inc.

     The affirmative vote of two-thirds of the total voting power of the Common Stock and the PRIDES (voting together as a single class) present in person or represented by proxy is required for approval of the Proposed Sale. For more information regarding voting by shareholders on the Proposed Sale, see "Voting with Regard to the Proposed Sale" below. The Company's by-laws provide that directors are elected by a plurality of the votes cast. Accordingly, the withholding of authority by a shareholder (including broker non-votes) will not be counted in computing a plurality and thus will have no effect on the results of the election of such nominees. Approval of any other matters as may properly come before the Annual Meeting will require the affirmative vote of a majority of the total voting power of the Common Stock and the PRIDES (voting together as a single class) present in person or represented by proxy and entitled to vote at the Annual Meeting, unless otherwise provided by law or the articles of incorporation or by-laws of the Company.

     The cost of preparing, assembling, printing and mailing this Proxy Statement, the form of Proxy, and the Notice of 1996 Annual Meeting of Shareholders will be paid by the Company. In addition to solicitation by use of the mails, solicitation of Proxies may also be made personally by certain directors, officers and employees of the Company, and no additional compensation will be paid to such individuals. In addition, the Company has retained Morrow & Co., New York, N.Y., to aid in the solicitation of Proxies for a fee of $30,000 plus disbursements and incremental charges. The Company will also supply brokers or persons holding stock in their names or in the names of their nominees with such number of Proxies, proxy material and annual reports as they may require for mailing to beneficial owners, and will reimburse them for their reasonable expenses incurred in connection therewith.


     UCFC's principal executive offices are located at 4041 Essen Lane, Baton Rouge, Louisiana, 70809, telephone: (504) 924-6007. UCLIC's principal executive offices are located at 8545 United Plaza Boulevard, Baton Rouge, Louisiana, 70809, telephone: (504) 924-6007.

                               TABLE OF CONTENTS


                                                                                        PAGE
                                                                                        ----
INTRODUCTION..........................................................................     2
TABLE OF CONTENTS.....................................................................     4
SUMMARY...............................................................................     5
THE PROPOSED SALE.....................................................................    10
  General.............................................................................    10
  Background of and Reasons for the Proposed Sale.....................................    10
  Opinion of Financial Advisor........................................................    15
  Actuarial Appraisal.................................................................    19
  Recommendation of the Board of Directors............................................    22
  Use of Proceeds.....................................................................    23
  Conduct of Business Following the Proposed Sale.....................................    23
  Certain Post-Closing Relationships Between UCFC and UCLIC...........................    23
  Accounting Treatment................................................................    24
  Certain Tax Consequences............................................................    24
  Regulatory Matters..................................................................    25
  UC Life Holding Corp................................................................    25
THE STOCK PURCHASE AGREEMENT..........................................................    26
  Business to be Sold; Purchase Price.................................................    26
  Representations and Warranties......................................................    27
  Certain Covenants...................................................................    27
  Employee Benefit Arrangements.......................................................    30
  Tax Matters.........................................................................    31
  Conditions to Closing...............................................................    31
  Termination.........................................................................    32
  Indemnification.....................................................................    35
  Survival of Certain Representations, Warranties and Covenants.......................    36
VOTING WITH REGARD TO THE PROPOSED SALE...............................................    38
  General.............................................................................    38
  Dissenters' Rights..................................................................    39
UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS.................................    42
SECURITY HOLDINGS OF MANAGEMENT AND OTHERS............................................    50
ELECTION OF DIRECTORS.................................................................    52
BOARD MEETINGS, COMMITTEES AND COMPENSATION...........................................    54
EXECUTIVE OFFICERS....................................................................    55
EXECUTIVE COMPENSATION................................................................    56
COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION...............................    58
EMPLOYMENT AGREEMENTS AND CHANGE OF CONTROL ARRANGEMENTS..............................    62
STOCK PERFORMANCE GRAPH...............................................................    63
TRANSACTIONS WITH MANAGEMENT AND OTHERS...............................................    63
COMPLIANCE WITH SECTION 16 OF THE EXCHANGE ACT........................................    64
AUDITOR SERVICES......................................................................    64
SHAREHOLDER PROPOSALS.................................................................    64
INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE.......................................    65
OTHER MATTERS.........................................................................    65
EXHIBITS
  A. Stock Purchase Agreement.........................................................   A-1
  B. Opinion of Goldman, Sachs & Co...................................................   B-1
  C. Section 131 of the Louisiana Business Corporation Law............................   C-1
  D. Independent Auditors' Report.....................................................   D-1

                                    SUMMARY

     The following is a summary of certain information contained elsewhere in this Proxy Statement. Reference is made to, and this summary is qualified in its entirety by, the more detailed information appearing, or incorporated by reference, in this Proxy Statement and the Exhibits hereto. Unless otherwise defined herein, capitalized terms used in this summary have the respective meanings set forth elsewhere in this Proxy Statement. Shareholders are urged to read this Proxy Statement and the Exhibits hereto in their entirety.

                            THE 1996 ANNUAL MEETING


Date, Place and Time..........   The 1996 Annual Meeting of Shareholders of the
                                 Company is to be held at 9:00 a.m. on Friday, June 28, 1996 at One United Plaza, Fifth Floor,
                                 4041 Essen Lane, Baton Rouge, Louisiana.



Record Date; Voting at the
Meeting.......................   Holders of record of Common Stock and PRIDES at
                                 the close of business on May 17, 1996 (the
                                 "Record Date") are entitled to notice of and to vote at the Annual Meeting. On the Record Date, approximately 28,183,698 shares of Common Stock and 1,955,000 shares of PRIDES were outstanding.


Purposes of the Annual
Meeting.......................   The purposes of the Annual Meeting are to (i)
                                 consider and vote upon the Proposed Sale; (ii) to elect three persons to the Board of Directors; and (iii) transact any other business as may properly come before the Annual
                                 Meeting.

                               THE PROPOSED SALE

Business to be Sold...........   The Stock Purchase Agreement provides for the
                                 sale by the Company to the Purchaser of all the outstanding capital stock of UCLIC.


Purchase Price................   The Stock Purchase Agreement provides that the
                                 purchase price for UCLIC will be $164 million, comprised of cash (currently estimated to be $99 million) and a $10 million cash dividend, UCLIC real estate and other UCLIC assets to be distributed by UCLIC to the Company prior to the Closing. As more fully described in this Proxy Statement, the purchase price will be increased by the amount of the Earnings (as defined herein) of UCLIC during the period from January 1, 1996 through the Closing of the Proposed Sale (which amount will be determined following the Closing). See "The Stock Purchase
                                 Agreement -- Business to be Sold; Purchase
                                 Price." Also, as a condition to the Closing
                                 UCFC will purchase for $15 million in cash a convertible promissory note from an affiliate of the Purchaser. See "The Proposed
                                 Sale -- General."


Use of Proceeds...............   The Company intends to use the proceeds from
                                 the Proposed Sale for general corporate
                                 purposes, which may include the expansion and diversification of its lending operations and the payment of revolving short-term debt. See
                                 "The Proposed Sale -- Use of Proceeds."

Recommendation of the
Company's
  Board of Directors..........   The Board of Directors of the Company believes
                                 that the Proposed Sale is fair to, and in the best interests of, the Company and its shareholders. Accordingly, the Board of
                                 Directors has unanimously approved the Stock
                                 Purchase Agreement and recommends to the Company's shareholders that they approve the Proposed Sale. The Board of Directors' recommendation is based upon a number of factors described in this Proxy Statement. See
                                 "The Proposed Sale -- Background of and Reasons for the Proposed Sale" and "-- Recommendation of the Board of Directors."

Opinion of Financial
Advisor.......................   On February 1, 1996, and February 26, 1996,
                                 Goldman, Sachs & Co. ("Goldman Sachs")
                                 delivered its written opinion to the Board of Directors of UCFC to the effect that, as of the dates thereof, the Aggregate Consideration (as defined herein) to be received by UCFC pursuant to the Stock Purchase Agreement was fair to UCFC. Goldman Sachs subsequently confirmed such opinion by delivery of its written opinion, dated the date hereof, that, as of the date hereof, the Aggregate Consideration to be received by UCFC pursuant to the Stock Purchase
                                 Agreement is fair to UCFC. See "The Proposed
                                 Sale -- Opinion of Financial Advisor." The full text of the written opinion of Goldman Sachs, dated the date hereof, which sets forth assumptions made, matters considered and limitations on the review undertaken, in connection with the opinion is attached to this Proxy Statement as Exhibit B. SHAREHOLDERS OF
                                 THE COMPANY ARE URGED TO AND SHOULD READ SUCH
                                 OPINION IN ITS ENTIRETY. See "The Proposed
                                 Sale -- Opinion of Financial Advisor."

Actuarial Appraisal...........   UCFC's Board of Directors engaged Milliman &
                                 Robertson, Inc., a consulting actuarial firm
                                 ("M&R") to perform an actuarial appraisal of UCLIC. Pursuant to such engagement, M&R delivered an appraisal to the Board dated
                                 November 29, 1995. For a summary of the M&R appraisal, see "The Proposed Sale -- Actuarial
                                 Appraisal."

Closing Date of the Proposed
Sale..........................   If the Stock Purchase Agreement is approved by
                                 the requisite vote of shareholders of the Company and the other conditions to the Proposed Sale are satisfied, it is expected that the Proposed Sale will be consummated as soon as practicable after the Annual Meeting.


Conditions to Closing of the
Proposed
  Sale........................   The respective obligations of UCFC and the
                                 Purchaser to consummate the Proposed Sale are conditioned upon the fulfillment (or waiver) of certain conditions set forth in the Stock
                                 Purchase Agreement including (i) the expiration or termination of the waiting period applicable under the Hart-Scott-Rodino Antitrust
                                 Improvements of 1976, as amended (the "HSR
                                 Act"); (ii) the absence as of Closing of any injunction or order of any court or administrative agency, or any statute, rule or regulation of any governmental authority of competent jurisdiction, which restrains or is otherwise likely to render it impossible or unlawful to consummate the Proposed Sale; (iii) all necessary regulatory approvals; and (iv) the approval of the Proposed Sale at the Annual
                                 Meeting by the affirmative vote of at least two-thirds of the total voting power of the Common Stock and the PRIDES (voting together as a single class) present in person or represented by proxy at the Annual Meeting. The obligation of the Purchaser to consummate the Proposed Sale is also subject to the satisfaction or waiver by the Purchaser of certain conditions, including the purchase by UCFC of a convertible promissory note from an affiliate of the Purchaser for $15 million in cash. The obligation of UCFC to consummate the Proposed
                                 Sale is also subject to the satisfaction or waiver by UCFC of certain conditions, including that the total number of shares of Common Stock for which dissenters' rights are properly exercised regarding the Proposed Sale not exceed 2% of the total number of outstanding shares of Common Stock. See "The Stock Purchase
                                 Agreement -- Conditions to Closing."


Termination...................   The Stock Purchase Agreement may be terminated
                                 by the Purchaser at any time prior to the Closing, subject to certain cure periods, under the following circumstances: (i) an event or condition occurs that has resulted in a Material Adverse Effect (as defined herein) with respect to UCLIC, its wholly-owned subsidiary, United Variable Services, Inc., a
                                 Louisiana corporation ("United Variable") and their assets and businesses, taken as a whole;
                                 (ii) any representation or warranty of UCFC was not true and correct when made; (iii) UCFC's failure to comply with any covenant or agreement to be complied with by it; (iv) UCFC, UCLIC or United Variable makes a general assignment for the benefit of creditors, or any proceeding is instituted by or against UCFC, UCLIC or United Variable seeking to adjudicate any of them bankrupt or insolvent, or seeking liquidation, winding up or reorganization, arrangement, adjustment, protection, relief or consolidation of its debts under any law relating to bankruptcy, insolvency or reorganization; or (v) the shareholders of UCFC entitled to vote on and approve the consummation of the transactions contemplated by the Stock Purchase Agreement at the Annual
                                 Meeting do not approve such transactions by the requisite vote pursuant to applicable law and UCFC's articles of incorporation and by-laws.


                                 In addition, UCFC has certain rights to
                                 terminate the Stock Purchase Agreement under certain corresponding circumstances in respect of the Purchaser. Also, either the Company or the Purchaser may terminate the Stock Purchase Agreement under certain circumstances, including if the Closing has not occurred by May 31, 1996 (subject to extension to July 31, 1996 under certain circumstances).

                                 If the Stock Purchase Agreement is terminated due to the Company's failure to satisfy specified conditions to the Purchaser's obligations to effect the Closing, the Company will be obligated to reimburse certain expenses of the Purchaser, up to $1 million. A converse obligation of the Purchaser to reimburse certain expenses of the Company, up to $1 million, arises if the Stock Purchase Agreement is terminated due to the Purchaser's failure to satisfy specified conditions to the Company's obligations to effect the Closing. In addition, the Company will be obligated to pay the Purchaser a $2 million termination fee in connection with a termination under specified circumstances relating to the shareholders not approving the Stock Purchase Agreement if the Board of Directors withdraws its recommendation to approve the Proposed Sale or the Company's acceptance of a third party's Acquisition Proposal. (as defined herein) See "The Stock Purchase Agreement -- Termination."


Certain Tax Consequences......   Consummation of the Proposed Sale will not be a
                                 taxable event for federal income tax purposes for the shareholders of the Company. For a discussion of the federal income tax consequences to the Company of the Proposed
                                 Sale, see "The Proposed Sale -- Certain Tax
                                 Consequences."


Accounting Treatment..........   The Proposed Sale will be treated by the
                                 Company as a disposal of a segment of a
                                 business within the meaning of Accounting
                                 Principles Board Opinion No. 30. Accordingly, upon approval of the Proposed Sale by the requisite vote of UCFC's shareholders, the operating results of UCLIC and United Variable will be accounted for by the Company as discontinued operations. See "The Proposed
                                 Sale -- Accounting Treatment."



Regulatory Matters............   The acquisition of control of UCLIC by the
                                 Purchaser is subject to the prior approval of the Louisiana Commissioner of Insurance (the
                                 "Commissioner"), which approval is a condition to the Closing of the Proposed Sale. The
                                 Purchaser has submitted an application to the Commissioner seeking approval of the Proposed
                                 Sale. The application is pending and it is anticipated that a hearing will be held prior to the Annual Meeting. In addition, both UCFC and the Purchaser have filed notification and report forms with the Federal Trade Commission and the Antitrust Division of the Department of Justice under the HSR Act and the rules promulgated thereunder. See "The Proposed
                                 Sale -- Regulatory Matters."


Vote Required.................   The affirmative vote of two-thirds of the total
                                 voting power of the Common Stock and the PRIDES
                                 (voting together as a single class) present in person or represented by proxy at the Annual
                                 Meeting is required for approval of the
                                 Proposed Sale. See "Voting with Regard to the
                                 Proposed Sale -- General."

Dissenters' Rights............   Under the Louisiana Business Corporation Law
                                 (the "LBCL"), holders of shares of the Common
                                 Stock and the PRIDES are entitled to the right to dissent from the Proposed Sale. If the Proposed Sale is approved by less than 80% of the total voting power of the shares outstanding and the sale is then consummated, any shareholder of the Company who dissents from the Proposed Sale and who complies with the procedural requirements of Section 131 of the LBCL may be entitled to receive payment of the fair cash value of such shareholder's shares. See "Voting with Regard to the Proposed
                                 Sale -- Dissenters' Rights." The full text of
                                 Section 131 of the LBCL is attached to this Proxy Statement as Exhibit C. UCFC's obligation to consummate the Proposed Sale is subject to the condition (among others) that the holders of not more than 2% of the total number of outstanding shares of Common Stock properly exercise their dissenters' rights regarding the Proposed Sale. See "The Stock Purchase
                                 Agreement -- Conditions to Closing."

Financial Effect of the
  Proposed Sale...............   If the Proposed Sale is consummated, UCFC will
                                 no longer have insurance or annuity operations.
                                 See "The Stock Purchase Agreement -- Covenant
                                 Not To Compete." For pro forma financial information concerning the Proposed Sale see, "Unaudited Pro Forma Consolidated Financial
                                 Statements."

                             ELECTION OF DIRECTORS

Nominees......................   Three persons, General Robert H. Barrow, John
                                 D. Dienes and O. Miles Pollard, Jr., who are all at present members of the Board of Directors, have been nominated by the Board to serve as directors until the 1999 Annual
                                 Meeting of Shareholders or until their
                                 successors are duly elected and qualified. See
                                 "Election of Directors."

Vote Required.................   Directors are elected by a plurality of the
                                 votes cast.
                             ---------------------


"Safe Harbor" Statement under the Private Securities Litigation Reform Act of 1995: Statements contained in this Proxy Statement that are not historical facts are forward looking statements. Actual results may differ materially from those projected in the forward looking statements. UCFC's consolidated operating results are subject to a variety of risks, many of which are characteristic of the lending and insurance industries. For a discussion of such risks, as well as further information regarding UCFC's consolidated operating results for the year ended December 31, 1995, see UCFC's Annual Report on Form 10-K for 1995, as amended by Amendment No. 1 on Form 10-K/A-1 and Amendment No. 2 on Form 10-K/A-2.

                               THE PROPOSED SALE

GENERAL


     The Proposed Sale involves the sale by UCFC of all of the outstanding shares (the "Shares") of the $2.00 par value common stock of UCLIC, a wholly-owned subsidiary of UCFC, to the Purchaser for an aggregate price of $164 million, subject to adjustment as described below, to be comprised of (i) a $10 million cash dividend (the "Dividend") to be paid by UCLIC to UCFC prior to the Closing; (ii) cash; and (iii) certain assets of UCLIC (the "Excluded Assets") to be distributed to UCFC prior to the Closing. The Excluded Assets are comprised of the following assets owned by UCLIC: (a) certain of the buildings and unimproved real estate located in UCFC's Baton Rouge home office complex; (b) certain commercial real estate; and (c) a partnership interest in CIGNA Mezzanine Partners, III, L.P. ("Cigna Partners"). It is currently estimated that the cash portion of the purchase price to be paid by the Purchaser will be $99 million.



     The $164 million purchase price will be increased by the income of UCLIC for the period beginning January 1, 1996 and ending on the Closing Date, computed in accordance with generally accepted accounting principles ("GAAP"), net of all applicable income taxes and excluding any capital gains or losses, except capital gains or losses attributable to Cigna Partners (the "Earnings"). If an Excluded Asset is sold or transferred by UCLIC prior to distribution of all remaining Excluded Assets to UCFC, (i) UCFC will receive the value set forth in the Stock Purchase Agreement for such Excluded Asset and (ii) the Earnings will increase or decrease depending upon whether the sale results in a gain or loss to UCLIC. As a condition to the Closing of the Proposed Sale, UCFC will purchase for $15 million in cash a convertible promissory note from the top tier parent of the Purchaser in the principal amount of $15 million, to be repaid within 11 years together with interest accruing at the rate of 8% per year, but being payable only at maturity (or earlier mandatory redemption). The agreement by UCFC to purchase said promissory note resulted from extensive negotiations with the Purchaser. See "-- Background of and Reasons for the Proposed Sale."


     The date of the Annual Meeting was set by the Board of Directors based on the time required for soliciting Proxies by this Proxy Statement and by the time necessary for UCFC's auditors to complete their audit of the financial statements included in the accompanying 1996 Annual Report to Shareholders. If the Proposed Sale is approved by the shareholders of the Company, the Closing is scheduled to occur promptly following the Annual Meeting and the receipt of all regulatory approvals.

     There was no relationship or affiliation between the Purchaser and UCFC prior to execution of the Stock Purchase Agreement.

BACKGROUND OF AND REASONS FOR THE PROPOSED SALE

     UCFC's management and Board of Directors have concluded that selling its life insurance subsidiary, UCLIC, is consistent with the Board's goal of maximizing shareholder value. Such conclusion was based on the following principal reasons:

     First, from time to time during the past few years UCFC management and its Board of Directors have, as part of their on-going strategic planning process, considered the historical and projected future contribution of each of UCFC's business segments. This process included an analysis of the evolution of UCFC from an insurance company with a credit loan business into a nationally recognized lender in the non-conventional financial services industry, as evidenced by the growth in UCFC's income from continuing operations before income taxes in its mortgage lending business segment from $4.4 million in 1991 to $107.6 million in 1995, as compared with income from continuing operations before income taxes in its life insurance segment of $2.1 million in 1991 to $12.1 million in 1995. The continuing growth and profits of UCFC's mortgage lending business caused UCFC's management and Board of Directors to consider whether it would be in UCFC's and its shareholders' best interests to focus on its core mortgage lending business and dispose of UCLIC.

     In April 1995, UCFC's management engaged Salomon Brothers Inc ("Salomon") to evaluate strategic alternatives regarding UCLIC. After a limited review of both UCFC's mortgage lending business and UCLIC, on June 14, 1995, Salomon preliminarily recommended to UCFC's management and Board of

Directors that they consider various alternative strategies to separate the two businesses, including a possible sale of UCLIC. Salomon also advised UCFC's Board of Directors regarding Salomon's preliminary analysis as to valuation ranges with respect to UCLIC based on the following valuation methodologies: a discounted cash flow analysis ($110-130 million), a comparable company trading analysis ($90-110 million), a comparable company acquisition analysis ($120-150 million) and a preliminary actuarial appraisal obtained by UCFC in March 1995 prepared in connection with UCFC's then revolving credit facility by an actuarial firm with which UCLIC generally does business ($175 million). From the above methodologies Salomon established a preliminary reference range for UCLIC of $120-150 million. Salomon noted that this preliminary reference range did not purport to represent the actual range of prices that could or might be obtained in a sale of UCLIC. The foregoing does not purport to be a complete description of Salomon's analysis.

     In connection with Salomon's preliminary analysis and the June 14, 1995 presentation of its preliminary views to the UCFC Board, Salomon was not authorized to, and did not, solicit offers or indications of interest for UCLIC. Salomon relied without independent verification upon the accuracy and completeness of all financial and other information furnished it or publicly available. Salomon did not make any independent evaluation or appraisal of any of the assets or liabilities of UCLIC or its subsidiaries. In its analysis, Salomon relied on financial projections for UCLIC furnished to it by UCFC. Salomon assumed that such projections were reasonably prepared on a basis reflecting, as of that time, the best estimates and judgments of UCFC and UCLIC management, and Salomon expressed no opinion with respect to such projections or the assumptions on which they were based.

     It should be noted that Salomon presented its preliminary views on June 14, 1995, and has not been requested to, and has not, updated its analysis. UCFC selected Salomon to evaluate strategic alternatives because it is a nationally recognized investment banking firm with substantial experience in evaluating strategic alternatives for financial institutions and because of its familiarity with UCFC as a result of prior investment banking services provided to UCFC. Salomon has not been requested to, and has not, rendered any opinion as to the fairness of the Proposed Sale in view of the decision of the UCFC Board to seek such an opinion from an investment banking firm without prior investment banking relationships with UCFC. Salomon expresses no view as to the actual net value of the consideration proposed to be realized in connection with the Proposed Sale. Salomon was not requested to, and did not, make any recommendation to the UCFC Board of Directors with respect to the Proposed Sale, and Salomon makes no recommendation to any shareholder as to how such shareholder should vote at the Annual Meeting.

     Second, the historic role of UCLIC as a funding source for UCFC's lending operations has diminished. In the past, mortgages originated and owned by UCFC were sold to UCLIC to provide funding for UCFC's lending business. However, the importance of such sales has diminished as UCFC has increasingly relied on underwritten public mortgage-backed securitizations as a source of funding for its lending operations, with UCFC securitizations increasing from $148 million in 1990 to $1.05 billion in 1995. In addition, UCFC has established warehouse lines of approximately $150 million with a consortium of financial institutions to provide it with an additional source of funding.

     Third, it has become increasingly apparent that UCFC's potential for returns on its investment in UCLIC was limited without further investments in UCLIC or obtaining significant additional capital for UCLIC. This is because UCLIC increasingly competes with much larger companies that are able to realize economies of scale by generating a higher amount of business on a similar level of expense. In addition, life insurance and annuity companies with strong capital positions have a competitive advantage in attracting agents, obtaining regulatory approval for acquisitions, achieving higher rates, and offering competitive products, as well as attracting investor attention. However, UCFC's management and Board of Directors have concluded that it is in the best interests of UCFC's shareholders to invest UCFC's available capital in its lending business, which during recent years has produced consistently higher returns than its life insurance and annuity business.

     Fourth, the life insurance industry merger environment has become increasingly active during recent years, and offered the possibility of obtaining an attractive price as a return on UCFC's investment in UCLIC. As evidence of this trend, the number of life insurance company mergers over $100 million increased from three for a total of $914 million in 1992, to five for a total of $1.95 billion in 1993, to seven for a total of $5.6 billion in 1994 and to sixteen for a total of $6.64 billion in 1995.

     Upon consideration of the four factors set forth above, during June 1995, the Board directed UCFC's management to consider strategic alternatives regarding UCLIC. While UCFC's management was considering alternatives during July and August 1995, management of UCFC received, in August 1995, an unsolicited verbal proposal from representatives of Knightsbridge to acquire UCLIC for an aggregate purchase price of approximately $155 million. After preliminary discussions and execution of a confidentiality agreement, confidential negotiations and initial due diligence by Knightsbridge were initiated. Thereafter, UCFC's management received an unsolicited verbal proposal from another company regarding the possible acquisition of UCLIC. Management engaged in preliminary discussions with such company, and also contacted two other companies that had previously approached UCFC about the possible acquisition of UCLIC, although neither expressed any active interest at that time.

     In September 1995, Knightsbridge conducted an extensive due diligence investigation, and Knightsbridge and UCFC management began discussions and negotiations regarding the terms of the proposed Knightsbridge acquisition of UCLIC, including preparation and review of a preliminary draft of a stock purchase agreement. During this time, the other company also began its initial due diligence investigation of UCLIC. In addition, UCFC's Board of Directors, at a meeting in September 1995, directed UCFC's management to retain an independent actuarial firm and an independent investment banking firm to provide the Board of Directors with advice regarding the value of UCLIC.

     Due diligence and negotiations continued with both Knightsbridge and the other company during October 1995. On October 20, 1995, UCFC issued a news release announcing that "as part of its continuing efforts to maximize shareholder value, it is evaluating strategic alternatives regarding its life insurance subsidiary, United Companies Life Insurance Company, including the possible sale of such subsidiary." The release also stated, among other things, that "UCFC has received unsolicited indications of interest from, and is engaged in discussions with, third parties regarding a possible sale of such subsidiary." Subsequent to the issuance of such news release, UCFC received numerous unsolicited telephone inquiries from potential buyers, each of whom was asked to submit a written inquiry setting forth its interest in acquiring UCLIC. A total of 17 such written requests was received. Of these, 13 requested and received packages of publicly available information regarding UCLIC and were asked to submit written preliminary expressions of interest to UCFC by November 3, 1995, including an estimate of the range of values it would be prepared to pay; a description of sources of financing; any material conditions (each was advised that final proposals conditioned on financing would not be considered); contemplated structure; and additional due diligence information required. Each was also advised that UCFC had a preference for an all-cash sale; maintaining UCLIC's operations and personnel in Baton Rouge after the sale; having UCLIC continue after the sale as one of UCFC's funding sources through the purchase of residential home equity mortgage loans originated by UCFC's lending operations; and having UCFC acquire from UCLIC, as part of the sale transaction, the office buildings and unimproved real estate in UCFC's home office complex in Baton Rouge. In addition, each prospective purchaser was advised that UCFC would select prospective purchasers with whom UCFC desired to conduct more detailed discussions based on, among other things, their preliminary indications of value, perceived likelihood of promptly completing the sale and availability of committed financing. During this time UCFC also engaged Milliman & Robertson, Inc., a consulting actuarial firm ("M&R"), to prepare an actuarial appraisal of UCLIC for UCFC's Board of Directors, as well as to make such appraisal available to potential interested acquirors. The selection of M&R to perform the actuarial appraisal was based primarily upon the reputation of M&R's life actuarial consulting practice and M&R's independence from UCFC and UCLIC.

     In November 1995, due diligence, negotiations and preparation of documents continued with Knightsbridge. By November 3, 1995, UCFC had received written proposals to purchase UCLIC from eight of the 13 companies that had requested UCLIC information. The estimated ranges of potential purchase prices set forth in such proposals were as follows, although none were completely comparable since, among other things, the assets to be acquired and excluded varied in each proposal and each contained different purchase price adjustments and other provisions that could have materially affected the final purchase price:
$160-190 mil-
lion, $170-210 million, $150-200 million, $150-190 million, $125-175 million,
$150 million, $125-150 million and $30-45 million (which was for only a small portion of UCLIC's business and assets). Thereafter, UCFC narrowed the potential purchasers to four, based primarily on their level of interest, indicated price range and perceived financial ability to close, and, after execution of confidentiality agreements, allowed each of the four to commence a detailed due diligence investigation regarding UCLIC. UCFC also engaged Goldman, Sachs & Co. ("Goldman Sachs") to provide a fairness opinion to UCFC's Board of Directors in connection with the proposed UCLIC sale. Salomon continued as financial advisor to the Company with respect to certain limited matters. UCFC also received the actuarial appraisal on UCLIC prepared by M&R, which it made available upon request to the interested acquirors. UCFC's management participated in the engagement by a lender (which lender was considering an unrelated, potential financing arrangement with UCFC) of an independent real estate appraiser to appraise the market value of the office buildings and unimproved real estate owned by UCLIC and located in UCFC's Baton Rouge home office complex that would be distributed to UCFC by UCLIC as a part of the sale, and engaged an independent environmental engineering firm to do Phase I environmental surveys of such real estate and certain other commercial real estate owned by UCLIC. UCFC's management also began gathering evidence regarding the value of other assets potentially to be distributed by UCLIC to UCFC.

     In December 1995, UCFC continued negotiations and the drafting of documents with Knightsbridge. Further, UCFC's management was informed by the other company with which it had conducted negotiations in September and October 1995 that such company was unable for other reasons to proceed at such time with a transaction to purchase UCLIC. During this time the other four interested purchasers undertook due diligence investigations and three of such companies submitted detailed written proposals to acquire UCLIC. On December 20, 1995, UCFC's Board of Directors met to consider the Knightsbridge proposal and the other three proposals. The following sets forth a brief summary of the Knightsbridge proposal and the other three proposals presented to UCFC's Board of Directors by UCFC's management at that meeting, with purchase prices adjusted to make them relatively comparable.

     The proposal submitted by Knightsbridge contained an adjusted purchase price of $157 million, which included projected earnings of UCLIC for a portion of the period prior to closing of $2 million. The advantages of the Knightsbridge proposal were deemed to include an attractive price as well as Knightsbridge's agreement to offer to UCFC warehouse financing for its mortgage operations. Additional advantages included Knightsbridge's name recognition in the industry and the fact that negotiations and documentation with respect to the proposal were almost complete, as well as Knightsbridge's willingness to maintain UCLIC's operations in Baton Rouge. The disadvantages considered with respect to the Knightsbridge proposal included a large amount of excluded assets, low net cash to UCFC and the fact that, at the time of the proposal, Knightsbridge's purchase financing was in process and not complete. Knightsbridge was also proposing at the time that $20 million of the proposed purchase price be represented by a promissory note.

     A proposal submitted by Company A had an adjusted purchase price of $161 million (of which approximately $9.7 million was dependent on UCLIC's statutory earnings for the second half of 1995 and the period in 1996 prior to closing). The advantages of Company A's proposal included the attractive price as well as the fact that Company A was known in the industry and was willing to offer to UCFC warehouse financing for its mortgage operations. Disadvantages of Company A's proposal included a large amount of excluded assets and low net cash to UCFC, as well as the fact that Company A indicated it would close UCLIC's Baton Rouge offices. Further, Company A's purchase financing was incomplete and management had not yet engaged in extensive negotiations with Company A nor had documentation been prepared.

     Company B's proposal for the purchase of UCLIC included an adjusted purchase price of $147 million. Advantages considered with respect to such proposal were that Company B was well known in the industry, was not dependent on outside financing for funding of the purchase price, agreed to offer warehouse financing for UCFC's mortgage operations, and management believed that a purchase by Company B could improve UCLIC's ratings. Disadvantages of the proposal by Company B included the low price, low net cash to UCFC, and the fact that excluded assets had not been identified, as well as the planned closure by Company B of UCLIC's Baton Rouge operations. Further, management had engaged in only preliminary negotiations with Company B and documentation for the proposal had not been prepared.

     Finally, Company C submitted a proposal to UCFC that included a $180 million adjusted purchase price. The advantages of Company C's proposal included the attractiveness of the price, the lower amount of excluded assets, and the high net cash to UCFC. In addition, Company C agreed to offer warehouse financing to UCFC's mortgage operations and to maintain UCLIC's Baton Rouge offices. Disadvantages considered with respect to the proposal by Company C included the fact that Company C's purchase financing was very incomplete, Company C and its management were relatively unknown in the industry, the likelihood that Company C would encounter regulatory approval difficulties and that UCLIC's rating may decrease if Company C purchased UCLIC. Finally, only limited negotiations and no documentation with respect to Company C's proposal had been initiated.

     At its December 20, 1995 meeting, UCFC's Board of Directors received and discussed written and oral presentations from UCFC's management regarding its analysis of the four proposals and proposing companies, from M&R regarding its actuarial appraisal of UCLIC, from Salomon regarding the proposing companies and from Goldman Sachs regarding fairness of the proposals. After extensive discussion, UCFC's Board of Directors directed UCFC's management to continue negotiations with the interested potential purchasers in an effort to resolve all open issues and agree on forms of definitive agreements, and to determine which presented a more financially attractive offer. UCFC's Board also requested management to conduct more due diligence regarding each of the interested companies and its likelihood of obtaining financing and regulatory approval.

     Subsequent to the Board of Directors' December 1995 meeting, UCFC's management concluded that Company C, which had what appeared to be a higher purchase price of approximately $180 million, did not have sufficient net worth or sufficiently likely financing in order to present a realistic and probable alternative, and so management discontinued discussions with such bidder. In addition, UCFC conducted negotiations with Company A, which had a proposed price ($161 million) that also appeared to be higher than the Knightsbridge proposal. However, after detailed negotiations with such bidder it became apparent to UCFC's management that such offer was, for a variety of reasons (which included, without limitation, contingency of purchase price; conditions to closing; uncertainty and timing of closing; indemnification requirements; purchase price hold-back and other security requirements; and unfavorable warehouse facility terms), in fact significantly less attractive than the Knightsbridge offer. Accordingly, UCFC's management concentrated its efforts on finalizing a definitive agreement with Knightsbridge that could be recommended to UCFC's Board of Directors prior to the end of January 1996. As part of its negotiations with Knightsbridge, Knightsbridge requested that UCFC agree to receive a portion of the purchase price in the form of subordinated debt of an affiliate of Knightsbridge, while UCFC's management requested that Knightsbridge increase its purchase price. Further, Knightsbridge requested that UCFC provide broader indemnification for certain matters, as to which UCFC and Knightsbridge eventually reached agreement. After extensive negotiations, Knightsbridge agreed to an increase of the purchase price to $164 million plus after-tax income of UCLIC from January 1, 1996, to closing (exclusive of capital gains or losses) in exchange for UCFC's agreement to be responsible for the tax liabilities resulting from certain tax elections to be made in connection with the sale transaction (estimated to be $4 million) and to purchase, simultaneously with the closing of the UCLIC sale, for $15 million in cash a convertible subordinated promissory note from the Knightsbridge top tier entity that would control UCLIC after its acquisition.

     Management also sought informal advice from insurance regulatory authorities concerning the proposed transaction and the interested prospective purchasers, and engaged in confidential discussions with an insurance rating agency to ascertain the impact, if any, of the proposed transaction with Knightsbridge on UCLIC's rating by such agency.

     On January 31, 1996, UCFC's Board of Directors met to consider the recommendation by UCFC's management that the Board authorize and approve the execution of the Stock Purchase Agreement between UCFC and the Purchaser. At such meeting, representatives of Goldman Sachs advised the Board that, subject to the review of the final documentation, Goldman Sachs believed it would be in a position to deliver an opinion at the February 1, 1996 Board meeting to the effect that the Aggregate Consideration (as defined herein) to be received by UCFC pursuant to the Stock Purchase Agreement was fair to UCFC (see "-- Opinion of Financial Advisor"). After a review of the terms of the Stock Purchase Agreement that had been negotiated between Knightsbridge and UCFC management, the various alternative offers that had been pursued by management of UCFC and the factors referred to above and in "-- Recommendation of the Board of Directors," UCFC's Board of Directors authorized and approved the execution of the Knightsbridge Stock Purchase Agreement subject to receipt by UCFC's management of satisfactory evidence regarding Knightsbridge's ability to finance the acquisition of UCLIC. On February 1, 1996, Knightsbridge delivered to UCFC copies of the following documents evidencing the sources of Knightsbridge's proposed financing for the UCLIC acquisition: financial statements and other financial information regarding Knightsbridge's net worth and uncommitted funds available for the proposed UCLIC acquisition; an executed financing commitment letter that it had received from a U.S. affiliate of an international bank, in which such bank agreed to provide senior financing to the Purchaser, subject to a variety of conditions, including additional due diligence, review of documents and finalization of documents satisfactory to it; and "highly confident" letters from two nationally recognized financial institutions regarding the ability of each to underwrite the sale of preferred stock, subject to similar conditions. On February 1, 1996, UCFC's Board of Directors met again to consider the Knightsbridge Stock Purchase Agreement, as well as additional evidence regarding the valuation of the assets to be distributed by UCLIC to the Company prior to the closing of the Proposed Sale (the "Excluded Assets") and additional advice from Goldman Sachs regarding the fairness of the transaction. After consideration of the factors referred to above, UCFC's Board of Directors authorized UCFC's management to execute the Knightsbridge Stock Purchase Agreement in the form presented at the meeting, which included an amendment that added a condition to closing that UCFC's Board of Directors receive evidence satisfactory to it prior to March 1, 1996, confirming the fair market value of the Excluded Assets. Subsequent to the Board meeting, the definitive Stock Purchase Agreement (which included such condition) was executed by UCFC and Knightsbridge on February 1, 1996, and a news release was publicly distributed prior to the opening of business on February 2, 1996, to announce the execution of the Stock Purchase Agreement and the principal terms of the proposed sale to Knightsbridge. On February 28, 1996, UCFC's Board of Directors received additional independent evidence that caused it to conclude that the fair market value of the Excluded Assets was not materially different from $55 million, which included appraisals dated December 8, 1995 from members of recognized national appraisal organizations regarding the $27.7 million estimated market value of the United Plaza property owned by UCLIC and included in the Excluded Assets; twelve appraisals dated various dates in February 1996 (except for two dated January and April 1994 and one dated March 1995) from nine different independent appraisal firms whose members belong to recognized national appraisal organizations regarding the aggregate $9,228,500 estimated market value of the sixteen commercial real estate assets owned by UCLIC and included in the Excluded Assets; and the opinion of management as to the estimated market value of a building owned by UCLIC and included in the Excluded Assets at the $261,000 value at which such asset is included in UCLIC's financial statements.



     Subsequently, the Purchaser approached UCFC management to request that the structure of the Proposed Sale be altered in respect of the delivery by the Purchaser of the cash portion of the purchase price. UCFC agreed to an amendment to the Stock Purchase Agreement whereby UCFC shall, provided it receives the necessary regulatory approvals, cause UCLIC to declare and pay to UCFC a $10 million cash dividend (the "Dividend") immediately prior to the Closing. The cash portion of the purchase price for UCLIC to be paid by the Purchaser will thus be reduced by $10 million. Management of UCFC agreed to a modification of the structure of the Proposed Sale as an accommodation to the Purchaser and because the economics of the transaction to UCFC are not changed as a result thereof.


OPINION OF FINANCIAL ADVISOR

     As described under "-- Background of and Reasons for the Proposed Sale," UCFC engaged Goldman Sachs to provide a fairness opinion to the Board of Directors of UCFC in connection with the proposed sale of UCLIC. In this connection, on February 1, 1996 and February 26, 1996, Goldman Sachs delivered its written opinion to the Board of Directors of UCFC that, as of the dates thereof, the Aggregate Consideration (as defined below) to be received by UCFC pursuant to the Stock Purchase Agreement was fair to UCFC. Goldman Sachs subsequently confirmed such opinion by delivery of its written opinion, dated the date hereof, that, as of the date hereof, the Aggregate Consideration to be received by UCFC pursuant to the Stock Purchase Agreement is fair to UCFC. For purposes hereof, the term "Aggregate Consideration" shall mean

$164 million subject to adjustment as described herein, to be comprised of cash and the Excluded Assets to be distributed to UCFC prior to the Closing.

     The full text of the written opinion of Goldman Sachs dated the date hereof, which sets forth the assumptions made, matters considered and limitations on the review undertaken in connection with the opinion, is attached hereto as Exhibit B and is incorporated herein by reference. UCFC's shareholders are urged to, and should, read this opinion in its entirety.


     In connection with its opinion, Goldman Sachs reviewed, among other things,
(i) the Stock Purchase Agreement; (ii) this Proxy Statement; (iii) the Term Sheet for the Promissory Note attached as Exhibit 8.02(v) to the Stock Purchase Agreement; (iv) the Master Loan Sale Agreement and the Servicing Agreement; (v) audited financial statements for UCLIC prepared using generally accepted accounting principles ("GAAP") for the three years ended December 31, 1995; (vi) certain GAAP financial statements for UCLIC for the years ended December 31, 1991 and 1992 derived from UCFC's GAAP audited financial statements; (vii) audited statutory financial statements for UCLIC prepared using statutory accounting principles ("SAP") for the five years ended December 31, 1995; (viii) an actuarial appraisal as of June 30, 1995 dated November 29, 1995 prepared by M&R (the "Actuarial Appraisal"); (ix) real estate appraisals of One United Plaza, Two United Plaza, and Tract UC-11 as of November 30, 1995 dated December 8, 1995 prepared by members of recognized national appraisal organizations (the "Real Estate Appraisals"); (x) the unaudited financial statements and related notes thereto for the year ended December 31, 1995 for the CIGNA Mezzanine Partners III, L.P. ("Cigna Partners") and certain unaudited financial statements relating to each entity in which Cigna Partners is an investor; (xi) an unaudited schedule of the commercial real estate owned by UCLIC (the "Commercial Real Estate") with the carrying values as of December 31, 1995, prepared by the Company (the "Real Estate Owned Schedule"); (xii) a schedule prepared by the Company of the Commercial Real Estate with the appraised values as determined by various independent appraisers; (xiii) certain other communications from UCFC to its shareholders; and (xiv) certain internal financial analyses and forecasts for UCLIC and the Purchaser prepared by their respective managements. Goldman Sachs also held discussions with members of the senior management of UCLIC and Knightsbridge regarding the past and current business operations, financial condition and future prospects of their respective companies. Goldman Sachs also spoke to members of the management of CIGNA Mezzanine Partners III, Inc., the General Partner of Cigna Partners, regarding the current business operations, financial condition and future prospects of Cigna Partners. In addition, Goldman Sachs compared certain financial information for UCLIC with similar information for certain other companies the securities of which are publicly traded, reviewed the financial terms of certain recent business combinations in the life insurance industry specifically and in other industries generally and performed such other studies and analyses as it considered appropriate.


     Goldman Sachs relied without independent verification upon the accuracy and completeness of all of the financial and other information reviewed by it for purposes of its opinion. In addition, Goldman Sachs has not made an independent evaluation or appraisal of the assets and liabilities of UCLIC or the Purchaser or any of their respective subsidiaries, including the Excluded Assets, and, except for the Actuarial Appraisal and the Real Estate Appraisals referred to above, Goldman Sachs has not been furnished with any such evaluation or appraisal. Goldman Sachs was not authorized by UCFC to solicit potential third-party buyers for UCLIC and accordingly, did not engage in any such solicitation. Goldman Sachs assumed with the consent of the Board of Directors of UCFC that the fair market value of the following Excluded Assets is not materially different from (i) the market value amounts of fee simple as set forth in the Real Estate Appraisals for One United Plaza, Two United Plaza and Tract UC-11; (ii) the carrying value amounts in the Real Estate Owned Schedule for the Commercial Real Estate; and (iii) the GAAP book value, at December 31, 1995, of a building owned by UCLIC in Orlando, Florida. Goldman Sachs did not express any opinion with regard to the Master Loan Sale Agreement or the Servicing Agreement.

     The following is a summary of certain of the financial analyses used by Goldman Sachs in connection with providing its opinion to the Board of Directors of UCFC on February 1, 1996. Goldman Sachs utilized substantially the same types of financial analyses in preparing its written opinion dated February 26, 1996, and its written opinion attached hereto as Exhibit B.

          (a) Analysis at Various Prices. Goldman Sachs prepared a financial analysis of the Proposed Sale and calculated various financial multiples based upon the aggregate consideration of $164 million. The ratios for such analysis were based on information provided by the management of UCFC. For purposes of the following analysis, realized gains and losses were excluded from net income. The multiples of aggregate consideration to statutory net income were 11.6x, 15.5x and 18.4x, for the latest twelve months ("LTM") (ended September 30, 1995), estimated 1995 and estimated 1996, respectively. The multiples of aggregate consideration to GAAP net income were 19.5x, 17.1x, 15.3x, 12.7x and 9.4x, for LTM (ended September 30,
     1995), estimated 1995, estimated 1996, estimated 1997 and estimated 1998, respectively. The multiples of aggregate consideration to GAAP net income on a stand-alone basis (excluding $4 million of allocated costs associated with UCFC and a tax rate of 40%) were 15.2x, 13.7x, 12.5x, 10.7x and 8.2x, for LTM (ended September 30, 1995), estimated 1995, estimated 1996, estimated 1997 and estimated 1998, respectively.

          Goldman Sachs also calculated various multiples for book value based upon the aggregate consideration of $164 million. For purposes of the following analysis, book value amounts were as of September 30, 1995. Aggregate consideration as a multiple of (i) statutory surplus was 1.6x;
     (ii) tangible GAAP book value (including the effect of Statement of Financial Accounting Standards ("FAS") No. 115) was 1.0x; and (iii) tangible GAAP book value (excluding the effect of FAS 115) was 1.1x.

          (b) Selected Transactions Analysis. Goldman Sachs analyzed certain information relating to selected transactions in the life insurance industry since June 1990 and calculated various financial ratios based on such transactions since 1994 (the "Selected Transactions"). Such analysis indicated that for the Selected Transactions (i) the price/tangible GAAP Book ratio ranged from a low of 0.87x to a high of 2.85x, with a mean of 1.49x and a median of 1.33x; (ii) the price/statutory surplus ratio ranged from a low of 1.76x to a high of 3.12x, with a mean of 2.20x and a median of 2.10x; and (iii) the price/LTM earnings ratios ranged from a low of 9.1x to a high of 25.9x, with a mean of 13.2x and a median of 12.2x.

          (c) Selected Companies Analysis. Goldman Sachs reviewed and compared certain financial information relating to UCLIC to corresponding financial information, ratios and public market multiples for publicly traded corporations that for purposes of analysis were divided into the following three categories: (i) large-cap life insurance companies, (ii) mid-cap life insurance companies and (iii) annuity companies. The large-cap life insurance companies consisted of the following publicly traded corporations: American General Corporation, Aon Corporation, Lincoln National Corporation, UNUM Corporation, Providian Corporation, Jefferson-Pilot Corporation and Torchmark Corporation (the "Large-Cap Life Insurance Companies"). The mid-cap life insurance companies consisted of the following publicly traded corporations: ReliaStar Financial Corp., Provident Life & Accident Insurance Co. of America, USLIFE Corporation, Protective Life Corporation, American Bankers Insurance Group, Inc. and Life Partners Group, Inc. (the "Mid-Cap Life Insurance Companies"). The annuity companies consisted of the following publicly traded corporations:
     The Equitable Companies Incorporated, SunAmerica Inc., First Colony Corporation, Equitable of Iowa Companies and Western National Corporation (the "Annuity Companies", and together with the Large-Cap Life Insurance Companies and the Mid-Cap Life Insurance Companies, the "Selected Insurance Companies"). The Selected Insurance Companies were chosen because they are publicly-traded companies with operations that for purposes of analysis may be considered similar to UCLIC. Goldman Sachs calculated and compared various financial multiples and ratios. For purposes of the following analysis, financial data is as of September 30, 1995, unless otherwise indicated, and market data is as of January 29, 1996. The multiples and ratios for each of the Selected Insurance Companies were based on the most recent publicly available information.

          With respect to the Selected Insurance Companies, Goldman Sachs considered price/earnings ratios. Earnings estimates were based on estimates from Institutional Broker Estimate System ("IBES") and the median earnings estimates were as of January 26, 1996. To the extent that estimated earnings were not available for 1997, Goldman Sachs calculated estimates for such year by increasing estimates for 1996 by the IBES median long-term growth rate. IBES is a data service which monitors and publishes a compilation of earnings estimates produced by selected research analysts on companies of interest to investors. With respect to the Large-Cap Life Insurance
     Companies: (i) estimated 1995 price/earnings ratios ranged from a low of 10.4x to a high of 16.3x, with a median of 12.9x; (ii) estimated 1996 price/earnings ratios ranged from a low of 9.4x to a high of 13.7x, with a median of 10.8x; and (iii) estimated 1997 price/earnings ratios ranged from a low of 8.5x to a high of 14.3x, with a median of 9.9x. With respect to the Mid-Cap Life Insurance Companies: (i) estimated 1995 price/earnings ratios ranged from a low of 9.3x to a high of 12.5x, with a median of 11.1x; (ii) estimated 1996 price/earnings ratios ranged from a low of 5.5x to a high of 11.1x, with a median of 9.8x; and (iii) estimated 1997 price/earnings ratios, ranged from a low of 4.8x to a high of 9.9x, with a median of 8.9x. With respect to the Annuity Companies: (i) estimated 1995 price/earnings ratios, ranged from a low of 10.7x to a high of 13.8x, with a median of 11.5x; (ii) estimated 1996 price/earnings ratios ranged from a low of 9.5x to a high of 11.6x, with a median of 10.1x; and (iii) estimated 1997 price/earnings ratios ranged from a low of 8.5x to a high of 10.3x, with a median of 9.0x.

          Goldman Sachs also considered for the Selected Insurance Companies the price to book value ratios (including and excluding the effect of FAS 115). The price to book value ratios including the effect of FAS 115: (i) with respect to the Large-Cap Life Insurance Companies, ranged from a low of 1.2x to a high of 2.2x, with a median of 1.7x; (ii) with respect to the Mid-Cap Life Insurance Companies, ranged from a low of 0.9x to a high of 2.0x, with a median of 1.1x; and (iii) with respect to the Annuity Companies, ranged from a low of 1.0x to a high of 3.0x, with a median of 1.4x. The price to book value ratios excluding the effect of FAS 115: (i) with respect to the Large-Cap Life Insurance Companies, ranged from a low of 1.4x to a high of 2.3x, with a median of 2.1x; (ii) with respect to the Mid-Cap Life Insurance Companies, ranged from a low of 0.9x to a high of 2.1x, with a median of 1.3x; and (iii) with respect to the Annuity Companies, ranged from a low of 1.1x to a high of 3.0x, with a median of 1.5x.

          In addition, Goldman Sachs considered for the Selected Insurance Companies the LTM return on average common equity ("ROACE") (excluding realized gains and losses, extraordinary items, accounting changes and special charges). The LTM ROACE percentages: (i) with respect to the Large-Cap Life Insurance Companies ranged from a low of 5.1% to a high of 19.4%, with a median of 14.3%; (ii) with respect to the Mid-Cap Life Insurance Companies ranged from a low of 7.5% to a high of 19.6%, with a median of 12.3%; and (iii) with respect to the Annuity Companies ranged from a low of 10.5% to a high of 25.5%, with a median of 15.2%, as compared to 7.2% for UCLIC.

     The preparation of a fairness opinion is a complex process and is not necessarily susceptible to partial analysis or summary description. Selecting portions of the analyses or of the summary set forth above, without considering the analyses as a whole, could create an incomplete view of the processes underlying Goldman Sachs' opinion. In arriving at its fairness determination, Goldman Sachs considered the results of all such analyses. No company or transaction used in the above analyses as a comparison is identical to UCLIC or the contemplated transaction. The analyses were prepared solely for purposes of Goldman Sachs' providing its opinion to the Board of Directors of UCFC as to the fairness of the Aggregate Consideration to be received by UCFC pursuant to the Stock Purchase Agreement and do not purport to be appraisals or necessarily reflect the prices at which businesses or securities actually may be sold. Analyses based upon forecasts of future results are not necessarily indicative of actual future results, which may be significantly more or less favorable than suggested by such analyses. Because such analyses are inherently subject to uncertainty, being based upon numerous factors or events beyond the control of the parties or their respective advisors, none of UCFC, UCLIC, Knightsbridge, the Purchaser, Goldman Sachs or any other person assumes responsibility if future results are materially different from those forecast.

     As described below, the Goldman Sachs opinion to the Board of Directors of UCFC was one of many factors taken into consideration by the Board of Directors of UCFC in making its determination to approve the Stock Purchase Agreement. The foregoing summary does not purport to be a complete description of the analysis performed by Goldman Sachs and is qualified by reference to the written opinion of Goldman Sachs set forth in Exhibit B hereto.

     Goldman Sachs, as part of its investment banking business, is continually engaged in the valuation of businesses and their securities in connection with mergers and acquisitions, negotiated underwritings, competitive biddings, secondary distributions of listed and unlisted securities, private placements, and valuations for estate, corporate and other purposes. UCFC selected Goldman Sachs to render a fairness opinion because it is a nationally recognized investment banking firm that has substantial experience in transactions similar to the Proposed Sale and had no prior investment banking relationships with UCFC or its affiliated companies.

     Pursuant to a letter agreement dated November 13, 1995 (the "Engagement Letter"), UCFC engaged Goldman Sachs to undertake a study to enable it to render its opinion with respect to the fairness of the consideration to be received by UCFC in a possible sale of all of the stock of UCLIC. Pursuant to the terms of the Engagement Letter, UCFC agreed to pay Goldman Sachs $375,000 for rendering its opinion, to reimburse Goldman Sachs for its reasonable out-of-pocket expenses, including attorney's fees, and to indemnify Goldman Sachs against certain liabilities, including certain liabilities under the federal securities laws.

ACTUARIAL APPRAISAL

     During preliminary discussions with, and evaluations of written acquisition proposals submitted by, several potential interested acquirors of UCLIC, UCFC engaged M&R to prepare an actuarial appraisal of the value of UCLIC to assist UCFC's Board of Directors in evaluating the various proposals under consideration, as well as to make such appraisal available to potential interested acquirors. M&R was engaged to prepare such appraisal so that UCFC's Board of Directors would receive an actuarial appraisal that, in contrast to the preliminary actuarial appraisal obtained by UCFC in March 1995, would, among other things, be prepared by an actuarial firm with no prior relationship to UCFC or its affiliates, value UCLIC in connection with a contemplated sale, and be based upon detailed analyses and due diligence appropriate to a transaction of the magnitude of the Proposed Sale using the then most current business and financial information available. See "-- Background of and Reasons for the Proposed Sale." M&R, as part of its actuarial consulting practice, is continually engaged in the valuation of insurance and annuity businesses. The selection of M&R to perform the actuarial appraisal was based primarily on the reputation of M&R's life actuarial consulting practice and M&R's independence from UCFC and UCLIC. In connection with the appraisal by M&R of UCLIC, UCFC has paid M&R, through February 29, 1996, fees of approximately $200,000. In addition, UCFC has agreed to reimburse M&R for its expenses and to indemnify and hold M&R harmless for all losses, actions, suits or governmental investigations or proceedings relating to or arising out of M&R's engagement by UCFC, except UCFC owes no indemnity to M&R for damages resulting from M&R's gross negligence or deliberate misconduct.

     M&R performed its actuarial appraisal of UCLIC consistent with the methodologies detailed in Actuarial Standard of Practice 19. Specifically, M&R developed twenty-year projections of after-tax distributable earnings and calculated the present values as of June 30, 1995 of the projected after-tax distributable earnings at various discount rates. Additionally, M&R determined the amount of UCLIC's unallocated surplus as of June 30, 1995. Projections of future statutory earnings were computed according to statutory reporting criteria because earnings available to service and repay debt, as well as to pay dividends to life company shareholders, are constrained by statutory accounting, and statutory surplus constitutes the funds available for investments in new business or other ventures requiring capital.

     The projections were based upon numerous assumptions and forecasts of future results and actual future experience may deviate significantly from such assumptions and forecasts. In setting the assumptions underlying the projections M&R reviewed the assumptions utilized by UCLIC in its asset adequacy analysis as of December 31, 1993 and December 31, 1994, UCLIC's experience and general industry experience with respect to the parameters of profitability, along with consideration of probable future trends in such experience. The assumed annual rates of return, referred to as discount rates, which M&R used in determining the present value of projected statutory distributable earnings are critical determinants of the appraised values.

M&R used discount rates of 9%, 12% and 15% to calculate alternative present values of projected future statutory distributable earnings.

     M&R's projections of earnings and their related present values reflect the payment of federal income taxes at an assumed 35 percent tax rate. M&R's projections also reflected various assumptions regarding the effect of the deferred acquisition cost ("DAC") tax on future premium income, and the run-off of the existing DAC balance. The appraisal also reflects the effect of the difference between determining UCLIC's reserves using statutory and tax accounting principles. The appraisal does not reflect any estimate of the tax benefit expected as a result of an election under Section 338 of the Internal Revenue Code of 1986, as amended (the "Code"), or the payment of any "Phase III" tax expected to be payable on the policyholders' surplus account.

     The appraisal values determined by M&R do not necessarily represent the value of UCLIC in the open market and were not intended to define fair market value. Rather, the appraisal values were derived from a projection of future after-tax distributable earnings and, therefore, reflect the value determined for UCLIC's profit potential under a set of assumptions. The value of any enterprise is a matter of informed judgment. Its purchase or sale price is determined by the parties involved, based on their respective evaluations of all relevant factors. The appraisal results were projected assuming several different interest rate environments, including a constant interest rate environment consistent with the yield curve as of June 30, 1995, six non-level interest rate scenarios defined in the NAIC Model Actuarial Opinion and Memorandum Regulation as well as six similar, but less severe, interest rate scenarios and four interest rate scenarios in which the yield curve becomes inverted. Additionally, the deferred annuity lines of business were projected using 250 randomly generated interest rate scenarios. The future external interest rate environment may vary significantly from any of the projected scenarios. The projection of earnings under the different scenarios is intended solely to indicate how future earnings may be affected by different interest rate environments. The minimum interest rate in all of the scenarios used in the projections was limited to 50 percent of the initial 5-year rate.

     The projections also reflect assumptions concerning changes in the invested assets of UCLIC, which consist primarily of bonds and mortgage loans. In particular, the projections assumed that certain warehoused mortgages were immediately replaced with new assets according to UCLIC's reinvestment strategy. As the historical return on these warehoused mortgages exceeds the return available under UCLIC's current investment strategy, the assumed replacement of these mortgages may understate the projected earnings if UCLIC in fact continues to acquire warehoused mortgages from an affiliate of UCFC after the Proposed Sale. As described below in "-- Certain Post-Closing Relationships Between UCFC and UCLIC -- Master Loan Sale Agreement", UCLIC will continue, after the Proposed Sale is consummated, to acquire mortgage loans from certain UCFC affiliates. The projections also assumed that the real estate occupied by UCLIC's home office was replaced immediately with new assets according to the reinvestment strategy. UCLIC's invested assets held as of June 30, 1995 were allocated to UCLIC's various lines of business on a pro rata basis. Cash and short term investments were allocated to the assumed group life and credit life and accident and health lines of business. Certain invested assets, including real estate acquired due to foreclosed mortgages, investment real estate and common stocks, were assigned to unallocated capital and surplus. No determination was made as to whether any difference exists between the statutory carrying value and the fair market value of these assets. M&R used various other investment assumptions in its analysis and an allocation of all assets by class of assets to each line of business.

     In addition, UCLIC's reserves were allocated based on certain assumptions. UCLIC's reinsurance ceded from the credit lines of business was reflected by projecting the business on an aggregate basis, net of all reinsurance. Annuities assumed from a producer-owned insurance company, which are the same plans as those sold on a direct basis by UCLIC, were modeled with the direct business and included in the projections. Projections for group life insurance business assumed from the Federal Government Employee's Group Life Insurance and Servicemen's Group Life Insurance were segregated from UCLIC's other life insurance business. Future projected profits from UCLIC's existing interest maintenance reserve ("IMR") were developed by amortizing the IMR based on UCLIC's December 31, 1994 Annual Statement, and by projecting investment income and capital gains generated by the assets allocated to this line. The establishment and amortization of IMR due to capital gains and losses realized after June 30, 1995 were included within each of the line of business projections. The cost of capital was included by providing for target surplus within the line of business projections. The unit expense assumptions used in the line of business projections did not reproduce UCLIC's recent historical expense experience. The anticipated shortfall of expense coverage in the first projection year, based on 1994 actual experience as well as 1995 annualized results was approximately $6 million. M&R assumed that over the next three years UCLIC would be able to reduce its total expense to a level consistent with the expense assumptions used in the projections. M&R projected excess expense of $6 million in the first projection year, reducing linearly to zero excess expense in the fourth projection year. To the extent that UCLIC is either unable to reduce its expenses as projected, or is able to do so more quickly than assumed, the appraisal results will be affected. The future values of UCLIC's business also reflect five years of production at assumed levels of annualized premium production.

     In producing its actuarial appraisal, M&R relied upon data and information communicated to M&R by management of UCLIC as well as upon published financial information. M&R performed no audits or independent verification of the information furnished. The principal materials relied upon by M&R included the following: (i) the annual statement convention blanks as filed by UCLIC with regulatory authorities for 1992, 1993 and 1994, as well as the March 31, 1995 and June 30, 1995 quarterly statements; (ii) information contained in the Actuarial Memorandums for UCLIC in support of the Actuarial Opinions as of December 31, 1994 and December 31, 1993; (iii) information describing GAAP assumptions and pricing assumptions for significant life and annuity plans; (iv) line of business analysis reports showing profit components for 1994, year-to-date June 30, 1995, and year-to-date September 30, 1995; (v) risk-based capital calculations as of December 31, 1994 and June 30, 1995; (vi) financial statements prepared according to GAAP as of December 31, 1994 and June 30, 1995;
(vii) information and statistical data supplied by UCLIC on recent credited interest rates, new business production, distribution of in force business and persistency; (viii) UCFC's Annual Report on Form 10-K for fiscal 1994 and Quarterly Report on Form 10-Q for June 30, 1995; (ix) information on UCLIC's asset portfolio as of June 30, 1995; (x) the prospectus and pricing assumptions for UCLIC's variable deferred annuity contracts; (xi) UCLIC's 1994 federal income tax return; (xii) information on the historical relationship between statutory and tax reserves by line of business; (xiii) various management reports which summarize the reserves and business in force as of June 30, 1995;
(xiv) information on plan code modeling utilized by UCLIC for its asset adequacy analysis; (xv) information on annuities in payout status; (xvi) worksheets detailing existing DAC tax balances and amortization schedules by line of business as of December 31, 1994; (xvii) information on commissions; (xviii) policy forms and other product information for major plans; and (xix) an inventory of policies in force as of June 30, 1995, including a modeled listing of the deferred annuity contracts in force as of June 30, 1995.


     Based on the various assumptions, allocations and projections used in analyzing the information described above, the appraisal performed by M&R projected the value of various components of the value of UCLIC under the various interest rate scenarios described above. The components of value appraised included: (i) unallocated surplus as of June 30, 1995; (ii) the present value of future after-tax distributable earnings from business in force as of June 30, 1995; (iii) the present value of future after-tax distributable earnings from business issued after June 30, 1995; and (iv) the present value of the after-tax effect of the expense excess. The summary of results presented in the appraisal report produced by M&R sets forth the summary of each of these components in an assumed level interest rate environment consistent with the yield curve as of June 30, 1995 using discount rates of 9%, 12% and 15%. The corresponding values presented in the report assuming a level interest rate environment are $186.5 million (9% discount rate), $155.9 million (12% discount rate) and $133.3 million (15% discount rate). In addition, the report summarizes the present value of distributable earnings for existing in force business assuming 16 specific interest rate scenarios in addition to the level interest rate scenario using each of the three discount rates. Finally, the report summarizes the results of 250 stochastically generated interest rate scenarios for the deferred annuity lines of business using each of the three discount rates. The results of these scenarios produce a range of values both significantly higher and lower than the level interest rate environment. There is no "right" value, nor a single scenario that represents the most likely outcome. Rather, the report demonstrates that the values generated will vary greatly depending upon future interest rate environments. The report should be studied in its entirety to develop an understanding of this volatility. The appraisal was limited solely to estimating the value of UCLIC. Analyses based upon forecasts of future results are not necessarily indicative of actual future results, which may be significantly more or less favorable than suggested by such analyses. Because such analyses are inherently subject to uncertainty, being based upon numerous factors or events beyond the control of the parties or their respective advisors, none of UCFC, UCLIC, Knightsbridge, the Purchaser, M&R or any other person assumes responsibility if future results are materially different from those forecast in the appraisal.

     As with any appraisal of a business, the actuarial appraisal of UCLIC performed by M&R is subject to numerous assumptions and limitations. In order for a reader of this Proxy Statement to understand or rely on any of M&R's work, M&R's appraisal must be read in its entirety. A copy of M&R's appraisal may be obtained from UCFC (see below). In addition, M&R has advised UCFC that M&R believes that any reader of its appraisal must possess a certain level of expertise in areas relevant to actuarial appraisals to appreciate the significance of the assumptions used as well as the impact of these assumptions on the results. Further, M&R has advised UCFC that M&R believes that the reader should be advised by, among other experts, an actuary competent in the area of actuarial appraisals of insurance companies in order to correctly interpret the appraisal results. A copy of M&R's appraisal is available for inspection and copying at the principal executive offices of UCFC during regular business hours by interested shareholders or their representatives designated by such shareholders in writing in advance. Any shareholder interested in so inspecting and copying M&R's appraisal is urged to contact Dale E. Redman, Chief Financial Officer at (504) 924-6007. In addition, a copy of M&R's appraisal will be sent to any shareholder (or such shareholder's representative, designated as aforesaid) upon written request to Dale E. Redman, Chief Financial Officer, at 4041 Essen Lane, Baton Rouge, Louisiana 70809, at no expense to the requesting shareholder.

RECOMMENDATION OF THE BOARD OF DIRECTORS

     The Board of Directors believes that the Proposed Sale is fair to, and in the best interests of, UCFC and its shareholders. ACCORDINGLY, THE BOARD OF DIRECTORS HAS UNANIMOUSLY APPROVED THE STOCK PURCHASE AGREEMENT AND RECOMMENDS TO UCFC'S SHAREHOLDERS THAT THEY VOTE FOR THE PROPOSED SALE. For more information related to shareholder voting on the Proposed Sale, see "Voting with Regard to the Proposed Sale".

     At the meetings of the Board of Directors held on January 31 and February 1, 1996, the Board of Directors had discussions with, and carefully reviewed the terms of the Stock Purchase Agreement with, UCFC's management and representatives of Goldman Sachs, as well as UCFC's outside legal counsel. See "-- Background of and Reasons for the Proposed Sale" and "-- Opinion of Financial Advisor." The Board of Directors also met on February 28, 1996 to review additional information regarding the Proposed Sale, including information regarding the fair market value of the Excluded Assets pursuant to the Stock Purchase Agreement.

     In reaching its conclusions, the material factors considered by the Board of Directors were as follows:

          1. Information with respect to the historical financial condition, results of operations, business and prospects of UCLIC and of UCFC as a whole, together with current industry, economic and financial market conditions, including the belief of the Board of Directors that (i) increasing competitive forces exist in the life insurance and annuity market serviced by UCLIC, and (ii) without access to significant additional capital, UCLIC would have only modest long-term growth prospects.

          2. The belief of the Board of Directors that the aggregate purchase price of $164 million, subject to adjustment, which represented approximately 100% of the GAAP book value of UCLIC at December 31, 1995 and a price-to-earnings multiple of 20.5 times the after-tax earnings of UCLIC for the year ended December 31, 1995, is attractive in view of UCLIC's historical financial performance and business prospects.

          3. The belief of the Board of Directors that the evolution of the businesses of UCFC has reduced the strategic importance of UCLIC to the overall operations of UCFC because the non-traditional financial services market serviced by UCFC offers better opportunities for increased growth and investment returns than does UCLIC's insurance and annuity business and that, as a result, UCFC's core lending business offers more opportunities to create additional value for UCFC's shareholders than does UCLIC's insurance and annuity business.

          4. The ability of UCFC to utilize the net proceeds from the Proposed Sale and capital previously invested in UCLIC for the continued expansion and diversification of UCFC's lending operations, with the goal of enhancing UCFC's share of its current market without incurring undesirable levels of indebtedness.

          5. The recommendations of UCFC's management to enter into the Proposed Sale based upon, among other factors, management's assessments of the prospects of UCLIC's insurance and annuity business relative to UCFC's lending business, the results of the negotiating process and the terms and conditions of the Stock Purchase Agreement as compared to terms and conditions received from other potential purchasers and in agreements for similar transactions.

          6. The opinion of Goldman Sachs dated the date hereof, confirming its opinion dated February 1, 1996, presented to the Board at the meeting at which the Board authorized the execution of the Stock Purchase Agreement, and its opinion dated February 26, 1996, to the effect that the Aggregate Consideration to be received by UCFC pursuant to the Stock Purchase Agreement is fair to UCFC.

          7. The actuarial appraisal of M&R dated November 29, 1995, establishing appraisal values for UCLIC derived from a projection of future, after-tax distributable earnings under various sets of assumptions and forecasts.

     The Board of Directors believes that, based on the foregoing reasons, the sale of UCLIC at this time is fair to, and in the best interests of, UCFC and its shareholders. In view of the variety of factors considered in connection with its evaluation of the Proposed Sale, the Board of Directors did not find it practicable to, and did not, quantify or otherwise attempt to assign relative weights to the specific factors considered in reaching its determination.

USE OF PROCEEDS

     The Company intends to use the proceeds from the Proposed Sale for general corporate purposes, which may include the expansion and diversification of its lending operations and the payment of revolving short-term debt.

CONDUCT OF BUSINESS FOLLOWING THE PROPOSED SALE

     Following the Proposed Sale, UCFC intends to continue its long-term growth strategy by continuing to expand and diversify its lending operations. See "Background of and Reasons for the Proposed Sale."

CERTAIN POST-CLOSING RELATIONSHIPS BETWEEN UCFC AND UCLIC

  Master Loan Sale Agreement

     The Stock Purchase Agreement contemplates that at the Closing, UCLIC, United Companies Lending Corporation ("UCLC"), another wholly-owned subsidiary of UCFC, and certain affiliates of UCLC (collectively with UCLC, the "Seller Companies") will enter into a Master Loan Sale Agreement (the "Loan Sale Agreement"), pursuant to which UCLIC will be obligated to purchase from time to time, for a period of three years, up to $300 million outstanding at any time of fixed- and floating-rate, first-lien residential mortgage loans (the "Mortgage Loans") originated or acquired by the Seller Companies. The Loan Sale Agreement specifies that the amount of "non-securitizable" loans (as defined in the Loan Sale Agreement) outstanding shall be no greater than $150 million at any one time, subject to specified sub-ceilings. Pursuant to the related Servicing Agreement (the "Servicing Agreement") to be entered into between UCLC and UCLIC, UCLC will act as servicer of these Mortgage Loans on behalf of UCLIC. As compensation for its services under the Servicing Agreement, UCLC will be entitled to receive (i) a monthly base servicing fee equal to 1/12th of .375% multiplied by the outstanding principal balance of each Mortgage Loan, (ii) a monthly excess servicing fee equal to the excess interest, if any, received on any Mortgage Loan after payment in full of the base servicing fee and the applicable mortgage loan remittance rate (for the first three years, 10% and for each year thereafter, adjusting on each July 1, the rate for Treasury securities with a one year maturity plus 500 basis points) to UCLIC, and (iii) certain miscellaneous fees collected on each Mortgage Loan.

  Commercial Real Estate Group

     Pursuant to the Stock Purchase Agreement, UCFC's Commercial Real Estate Group will be transferred to UCLIC. Following the Proposed Sale, the Commercial Real Estate Group will continue to provide services related to UCFC's commercial real estate and commercial loans. UCFC will reimburse UCLIC for all actual costs incurred by UCLIC in providing the services of the Commercial Real Estate Group. The Stock Purchase Agreement also provides that the Company will continue to provide servicing support for certain of the Commercial Real Estate Group's functions. As compensation for UCFC's services, UCLIC will reimburse UCFC for all actual costs incurred by UCFC in providing such services.

  Other Services

     UCFC has agreed to provide, and the Purchaser has agreed to cause UCLIC to provide, certain post-closing transition services (in addition to the services related to the Commercial Real Estate Group) to the other, for an interim period of time, commencing on the Closing Date and continuing until December 31, 1996, or such other date as mutually agreed. UCLIC will provide to UCFC and certain of its affiliates various programming and data base development services while UCFC will provide UCLIC with (i) certain office space to rent in one of the United Plaza buildings and (ii) telephone equipment and services. UCFC and the Purchaser have agreed to reimburse each other for all actual costs in providing the services described above.

  Location of UCLIC

     Following the Proposed Sale, the Purchaser will use commercially reasonable efforts to cause UCLIC to maintain a presence in Baton Rouge substantially comparable to that presently maintained by UCLIC, for not less than two years from the Closing Date.


  Subordinated Debentures of United Companies Lending Corporation



     After the Closing, UCLIC will continue to own $10 million principal balance of the subordinated debentures of UCFC's subsidiary, United Companies Lending Corporation.


ACCOUNTING TREATMENT

     The Proposed Sale will be treated by the Company as a disposal of a segment of business within the meaning of Accounting Principles Board Opinion No. 30, and accordingly, upon approval of the Proposed Sale by the requisite vote of UCFC's shareholders (see "Voting with Regard to the Proposed Sale"), the operating results of UCLIC, including United Variable, will be accounted for by the Company as discontinued operations. See "Unaudited Pro Forma Consolidated Financial Statements." UCFC expects to record a net loss of $6.0 million on the transaction.

CERTAIN TAX CONSEQUENCES

     The consummation of the Proposed Sale will not be a taxable event for federal income tax purposes for the shareholders of UCFC. The following is a summary of federal income tax consequences to UCFC of consummation of the Proposed Sale.

     Pursuant to the Stock Purchase Agreement, upon consummation of the Proposed Sale, (i) UCFC will sell all of the stock of UCLIC to the Purchaser and (ii) UCFC will join with the Purchaser in the filing of an election under Section 338(g) and Section 338(h)(10) of the Internal Revenue Code of 1986, as amended (the "Code"), and any comparable election under state, local or foreign tax law, to the extent requested by the Purchaser. As a result of these elections, the Proposed Sale will be deemed to be a sale of UCLIC's assets for federal income tax purposes with UCLIC being deemed to have sold its assets while still a member of UCFC's "affiliated group" (as defined in the Code). Accordingly, the economic burden of taxation resulting from the deemed asset sale by UCLIC will be borne by UCFC. UCFC expects to report a gain for federal income tax purposes of approximately $12.6 million as a result of consummation of the Proposed Sale. The amount of federal, state and local tax for which UCFC will be liable as a result of the elections under

Sections 338(g) and 338(h)(10) of the Code (and any comparable elections under state or local tax law) is not anticipated to be materially different than would have resulted if UCFC had sold all of the stock of UCLIC without any such elections being made.

REGULATORY MATTERS

     As a Louisiana chartered life insurance company, UCLIC is subject to the provisions of the Louisiana Insurance Code. Section 731 of the Louisiana Insurance Code (La. R.S. 22:731) provides that a person may acquire control of a Louisiana insurance company only if the acquisition of control is submitted to or receives advance approval from the Louisiana Commissioner of Insurance (the "Louisiana Commissioner") after a public hearing thereon. Section 731 provides that the Louisiana Commissioner may disapprove any such acquisition of control for any of the following reasons: (i) the effect thereof would be substantially to lessen competition in insurance in Louisiana or tend to create a monopoly therein; (ii) the financial condition of any acquiring party is such as might jeopardize the financial stability of the insurer, or prejudice the interests of its policyholders or the interests of any remaining security holders who are unaffiliated with such acquiring party; (iii) the terms of the acquisition are unfair and unreasonable to the security holders of the insurer; (iv) the plans or proposals which the acquiring party has to make any change in the insurer's business or corporate structure or management are unfair and unreasonable to policyholders of the insurer and not in the public interest; or (v) the competence, experience and integrity of those persons who would control the operation of the insurer are such that it would not be in the interest of policyholders of the insurer and of the public to permit the acquisition of control.


     The Purchaser has submitted an application to the Louisiana Commissioner seeking approval of the Proposed Sale. The application is pending before the Louisiana Commissioner and it is anticipated that a hearing will be held prior to the Annual Meeting. While UCFC has no reason to believe that the Louisiana Commissioner will not approve the Proposed Sale, no assurances can be made with respect thereto. In addition, prior to the Closing, UCFC will submit an application to the Louisiana Commissioner requesting approval of the Dividend. The approval of the Dividend by the Louisiana Commissioner is not a condition to the Closing of the Proposed Sale; and thus, if the Louisiana Commissioner does not approve the Dividend, UCLIC will not pay the Dividend and the Purchaser will pay UCFC $10 million additional cash at the Closing. See "-- Background of and Reasons for the Proposed Sale."



     Under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the "HSR Act"), and the rules promulgated thereunder by the Federal Trade Commission (the "FTC"), the Proposed Sale may not be consummated until notifications have been given and certain information has been furnished to the FTC and the Antitrust Division of the Department of Justice (the "Antitrust Division") and specified waiting period requirements have been satisfied. On March 26, 1996, UCFC and the Purchaser filed notification and report forms under the HSR Act with the FTC and the Antitrust Division. Early termination of the required waiting period under the HSR Act was granted effective April 5, 1996. At any time before or after the closing of the Proposed Sale, the FTC, the Antitrust Division or others could take action under the antitrust laws with respect to the Proposed Sale, including seeking to enjoin the consummation of the Proposed Sale or seeking the divestiture of stock or business acquired as a result of the Proposed Sale.


UC LIFE HOLDING CORP.

     The Purchaser's principal executive office is located at 745 Fifth Avenue, Fifth Floor, New York, New York 10151. The Purchaser is an acquisition company newly-formed by Knightsbridge, a private investment partnership with institutional partners that was formed in 1995 to make equity investments in companies engaged primarily in the life insurance industry. The Purchaser is engaged in the acquisition of UCLIC because the Purchaser believes it will be acquiring an attractive book of annuity business at an attractive price. The transaction will be treated by the Purchaser as a purchase within the meaning of Accounting Principles Board Opinion No. 16. The Purchaser has not received any report, opinion or appraisal materially relating to the transaction from an outside party.

                          THE STOCK PURCHASE AGREEMENT

     The following is a summary of the Stock Purchase Agreement, a copy of which is attached as Exhibit A to this Proxy Statement and is incorporated herein by reference. Such summary is qualified in its entirety by reference to the Stock Purchase Agreement. Terms which are not otherwise defined in this summary have the meanings set forth in the Stock Purchase Agreement.

BUSINESS TO BE SOLD; PURCHASE PRICE


     The Stock Purchase Agreement provides for the sale by UCFC to the Purchaser of all the outstanding capital stock of UCLIC for $164 million subject to adjustment as described below (the "Purchase Price"), to be comprised of (i) a $10 million cash dividend (the "Dividend") to be paid by UCLIC to UCFC prior to the Closing; (ii) cash; and (iii) certain assets of UCLIC (the "Excluded Assets") to be distributed to UCFC prior to the Closing. It is currently estimated that the cash amount of the Purchase Price to be paid by the Purchaser will be $99 million. The Purchase Price will be increased by the amount of the Earnings (as defined below) of UCLIC during the period from January 1, 1996 through the Closing of the Proposed Sale. If an Excluded Asset is transferred or sold by UCLIC prior to distribution of all remaining Excluded Assets to UCFC,
(i) UCFC will receive the value, in cash, set forth in the Stock Purchase Agreement for such Excluded Asset and (ii) the Earnings will increase or decrease depending upon whether the sale results in a gain or loss to UCLIC. The fair market value, as of the time immediately prior to the Closing of the Proposed Sale, of each of the categories of Excluded Assets will be computed jointly by UCFC and the Purchaser based on a valuation methodology set forth in the Stock Purchase Agreement. The Excluded Assets comprise the following categories of assets of UCLIC: (i) certain real estate owned by UCLIC, and (ii) the partnership interest of UCLIC in Cigna Partners. See "The Proposed
Sale -- Background of and Reasons for the Proposed Sale." At the Closing, the Excluded Assets will be distributed by UCLIC to UCFC if not previously sold or transferred by UCLIC. The real estate category of the Excluded Assets comprises portions of the United Plaza office park, including the executive offices of UCFC, and certain commercial real estate.


     As used herein, Earnings means the income of UCLIC for the period beginning January 1, 1996, and ending on the Closing Date, computed in accordance with GAAP, net of all applicable income taxes and excluding any capital gains or losses, except that all capital gains or losses attributable to Cigna Partners will be included in UCLIC's income for the purposes of calculating Earnings. The Earnings will be computed by UCFC prior to the Closing, with an estimate provided for income to be earned from the date of calculation through the date of the Closing. The Purchaser will pay to UCFC at the Closing the undisputed portion of the Earnings estimate provided by UCFC. After the Closing, the Purchaser will provide a statement of Earnings to UCFC based on the actual results of operations of UCLIC through the Closing Date, which UCFC is entitled to review and verify. Any disputes over this calculation of Earnings will be resolved by Coopers & Lybrand L.L.P., or another mutually selected firm of independent public accountants of national recognition.

     If the corrected Earnings are more than UCFC's initial estimate of Earnings, the Purchaser will, within two business days after the amount of such difference is agreed to or calculated by the independent auditor, pay to UCFC the amount of such difference, together with interest thereon from the Closing Date to the date of payment at a rate equal to the rate of interest from time to time announced publicly by Bank of New York as its prime commercial lending rate. If the corrected Earnings are less than UCFC's initial estimate of Earnings, UCFC will, within two business days after the amount of such difference is agreed to or calculated by the independent auditor, refund to the Purchaser the amount of such difference, together with interest thereon from the Closing Date to the date of payment at the rate referred to in the preceding sentence.

     The corrected Earnings of UCLIC will not be determined until after the Closing has occurred. As a result, the adjusted Purchase Price will not be known at the time of the Annual Meeting.

     Also, as a condition to the Closing UCFC will purchase a convertible promissory note for $15 million in cash from an affiliate of the Purchaser. See "-- Conditions to Closing."

REPRESENTATIONS AND WARRANTIES

     The Stock Purchase Agreement contains various representations and warranties of UCFC and the Purchaser. These include representations and warranties by UCFC as to (i) the organization and good standing of UCFC and UCLIC, (ii) the authorization, execution and delivery of the Stock Purchase Agreement, the validity and enforceability thereof against UCFC and the noncontravention thereof with the articles of incorporation, by-laws, material contracts and agreements of UCFC and UCLIC and with any material applicable laws, judgments, orders or decrees, (iii) UCFC's ownership of the capital stock of UCLIC and UCLIC's ownership of the capital stock of United Variable, (iv) the possession by UCLIC of the material franchises, registrations, licenses, memberships, authorizations and approvals needed to conduct its businesses, (v) the capitalization of each of UCLIC and United Variable (collectively, the "UCLIC Companies"), (vi) equity interests owned by UCLIC, (vii) the accuracy of certain financial statements of UCLIC and the absence of undisclosed liabilities or capital commitments, (viii) the compliance with commonly accepted actuarial principles in the determination of UCLIC's reserves for insurance liabilities, the fair statement of such reserves in accordance with sound actuarial principles and the adequacy of such reserves, (ix) the ownership or lease of real and personal property of UCLIC, (x) the intellectual property of UCLIC,
(xi) material litigation with respect to the UCLIC Companies, (xii) the absence of material adverse changes or events in the business of the UCLIC Companies;
(xiii) compliance by the UCLIC Companies with material applicable law, (xiv) the full and complete disclosure by UCFC to the Purchaser of any facts pertaining to UCFC, the UCLIC Companies and of their businesses which are reasonably likely to have a material adverse effect on UCFC, the UCLIC Companies or their businesses,
(xv) the accuracy of UCFC's disclosures to the Purchaser regarding insurance policies covering UCFC and UCLIC and the adequacy of such coverage; (xvi) certain pension plan matters, (xvii) various tax matters relating to the UCLIC Companies, (xviii) Material Contracts of the UCLIC Companies, (xix) various environmental matters relating to properties owned, leased or secured by mortgages in favor of the UCLIC Companies, and (xx) the conduct of the business of the UCLIC Companies subsequent to June 30, 1995.

     The Stock Purchase Agreement also contains representations and warranties of the Purchaser as to (i) its organization and good standing, the authorization, execution and delivery of the Stock Purchase Agreement by the Purchaser, and the validity and enforceability thereof against the Purchaser;
(ii) the noncontravention of the execution, delivery and performance of the Stock Purchase Agreement by the Purchaser with the certificate of incorporation, by-laws, material contracts and agreements of the Purchaser and with any material laws, judgments, orders or decrees; (iii) required governmental or other consents, approvals or authorizations; (iv) the Purchaser's purchase of the Shares for the purpose of investment only; (v) the absence of actions, proceedings or claims likely to materially affect the Purchaser's ability to consummate the Proposed Sale; (vi) the absence of any brokerage, finder's or other fee or commission incurred by the Purchaser, except as specified; (vii) the organization and good standing of Knightsbridge Capital Fund I, L.P. (the "Guarantor"), the authorization, execution and delivery of the Stock Purchase Agreement by the Guarantor for the limited purpose of its guarantee of the obligations of the Purchaser under the Stock Purchase Agreement and the validity and enforceability of such guarantee against the Guarantor; and (viii) the availability of funds sufficient to enable the Purchaser to consummate the Proposed Sale and the availability for commitment by the Guarantor under the Stock Purchase Agreement of total gross assets in excess of $68 million under the management and control of the Guarantor.

     For additional information concerning representations and warranties, see "-- Termination" and "-- Survival of Certain Representations, Warranties and Covenants."

CERTAIN COVENANTS

  Conduct of Business Prior to Closing

     UCFC has agreed that, during the period from the date of the Stock Purchase Agreement until the Closing Date, neither UCLIC nor United Variable will conduct its business other than in the ordinary course of business Consistent with Past Practice. UCFC has further agreed to cause the UCLIC Companies to (i) continue their advertising and promotional activities, pricing and purchasing policies, operations, and business plan implementation, Consistent with Past Practice; (ii) not materially shorten or lengthen the customary payment cycles for any of their payables or receivables; (iii) use reasonable efforts to attempt to (A) keep available to the Purchaser the services of the employees of UCLIC, (B) continue in full force and effect without material modification all existing policies or binders of insurance currently maintained in respect of UCLIC and its business except as required by applicable law and (C) preserve their current relationships with their employees, distributors, policyholders, contractholders, regulators, rating agencies and other persons with which they have significant business relationships; (iv) exercise, but only after notice to the Purchaser and receipt of the Purchaser's prior written approval, any rights of renewal pursuant to the terms of specified leases or subleases which by their terms would otherwise expire; (v) maintain all material licenses, qualifications, registrations and authorizations to do business in each jurisdiction in which they are so licensed, qualified, registered or authorized; and (vi) not engage in any practice, take any action, fail to take any action or enter into any transaction, in each case outside the normal course of business or not Consistent with Past Practice, which is reasonably likely to cause any representation or warranty of UCFC to be untrue as of the date made and as of the Closing Date, other than such representations and warranties as are made as of another date (in which case to be untrue as of such date), or result in a breach of any covenant made by UCFC in the Stock Purchase Agreement where, in each case, the consequences thereof are reasonably likely to have a Material Adverse Effect.

     UCFC has also agreed that, prior to the Closing, except as the Purchaser may otherwise consent in writing, (i) the UCLIC Companies will conduct their investment activities (including without limitation commercial real estate loans) only in the ordinary course of business Consistent with Past Practice,
(ii) neither UCLIC nor United Variable will make any commitment, actual or contingent, to make any investment or capital contribution, or otherwise expend capital, or purchase any securities, or supply funds, in each case in excess of $100,000 in the aggregate, except for purchases and sales of home equity loans, investment assets and the making of home equity loans in the ordinary course of business Consistent with Past Practice.

     In addition, UCFC has agreed to: (i) use reasonable efforts, and to cause UCLIC to use reasonable efforts, Consistent with Past Practice to minimize the termination, withdrawal or nonrenewal of in force insurance policies and annuity contracts issued by UCLIC, (ii) cause all reserve liabilities of UCLIC, with respect to insurance policies and annuity contracts established or reflected in the books and records of UCLIC to be (A) established and reflected on a basis consistent with the reserve liabilities and reserving methods followed in the preparation of the 1995 and 1994 statutory annual statements of UCLIC unless otherwise required by applicable law, (B) adequate to cover the total amount of all reasonably anticipated matured and unmatured benefits, dividends, claims and other liabilities of UCLIC under all insurance policies and annuity contracts under which UCLIC has or will have any liability (including, without limitation, any liability arising under or as a result of any reinsurance, coinsurance or other similar agreement) and (C) in material compliance with applicable insurance laws; (iii) cause UCLIC to continue to own assets that qualify as legal reserve assets under applicable insurance laws in an amount equal to its respective reserve liabilities; and (iv) to cause all reserve liabilities calculated in accordance with GAAP, established or reflected in the books and records of UCLIC, to be established and reflected on a basis consistent with the reserve liabilities and reserving methods followed in the preparation of the December 31, 1994 audited GAAP financial statements of UCLIC.

     UCFC also has agreed not to, and not to knowingly permit UCLIC to, take any action that could reasonably be expected to result in (a) certain of UCFC's representations and warranties becoming untrue or (b) any condition to the Purchaser's obligations in connection with the Proposed Sale not being satisfied.

  Confidentiality; Alternative Proposals

     UCFC has agreed that it will keep confidential, and will instruct its agents, representatives, employees, officers and directors to keep confidential, all nonpublic information relating to the UCLIC Companies and their businesses, except as required by law or administrative process or, to the extent the Board of Directors of UCFC determines that the exercise of its fiduciary obligations requires that such information be made available to any third party who submits an unsolicited written Acquisition Proposal (as defined below) with respect to another potential acquisition of UCLIC, and except for information which becomes public other than as a result of a breach of UCFC's confidentiality covenant. In addition, a confidentiality agreement dated August 14, 1995 (the "Confidentiality Agreement") between UCFC and an affiliate of the Purchaser remains in full force and effect.

     Further, UCFC and UCLIC (including their respective officers, directors, employees, representatives and agents) were required to cease any existing discussions or negotiations regarding any Acquisition Proposal (see "The Proposed Sale -- Background of and Reasons for the Proposed Sale") with any parties with which such discussions or negotiations were conducted prior to the date of the Stock Purchase Agreement, and are prohibited from directly or indirectly (including, without limitation, through any intermediary retained by UCFC or UCLIC) initiating or soliciting any inquiry regarding the making of any Acquisition Proposal or engaging in discussions or negotiations with or providing any non-public information to any third party with respect to an Acquisition Proposal, subject to the exception noted above for engaging in discussions or negotiations or furnishing information that the Board of Directors determines is required in the exercise of its fiduciary duties in connection with any unsolicited written Acquisition Proposal. UCFC will be required, however, to pay a $2 million termination fee if it terminates the Stock Purchase Agreement in order to accept such an Acquisition Proposal. See "-- Termination".


     For purposes of the Stock Purchase Agreement, the term "Acquisition Proposal" means any good faith purchase offer made by a third party which was not directly or indirectly solicited after January 30, 1996 (the date of the Stock Purchase Agreement) by UCFC, UCLIC or any of their respective affiliates to acquire a majority or greater equity interest in UCLIC or the Assets or Business pursuant to a merger, consolidation or other business combination, sale of shares of capital stock or similar transaction involving UCLIC, including, without limitation, any single or multi-step transaction or series of related transactions which is structured in good faith to permit such third party to acquire (i) beneficial ownership of a majority or greater equity interest in UCLIC or the Assets or Business or (ii) all or substantially all of the business or assets of UCLIC or the Business.


     The Purchaser has also agreed that it will keep confidential, and will instruct its officers, employees and authorized agents, financing sources and representatives to keep confidential, all nonpublic information relating to (i) the UCLIC Companies and their businesses, until the Closing and (ii) UCFC and its business (other than with respect to UCLIC) to the extent such information is obtained in connection with the Proposed Sale, except in each case as required by law or administrative process and except for information which becomes public other than as a result of a breach of the Purchaser's confidentiality covenant.

  Use of Name and Intellectual Property

     UCFC has agreed that following the Closing, the Purchaser will have the exclusive (except as to UCFC and its affiliates in connection with UCFC's business as conducted following the Closing and to the extent UCFC can so grant) and royalty-free right to use the name "United" (the "Name") in connection with the business of the UCLIC Companies, subject to certain limitations to avoid confusion or conflict with UCFC's continued use of the Name in connection with its business as conducted following the Closing. The Purchaser will not be permitted any use of the logo of UCFC, except for continued use of UCLIC's existing name and the logo on stationery or other clerical or similar supplies until March 31, 1997, or such later date as UCFC may agree upon.

     In addition, UCFC has agreed that, except as contemplated by the Stock Purchase Agreement, from and after the Closing, UCFC and its affiliates will not use any of the Owned Intellectual Property or Licensed Intellectual Property (each as defined in the Stock Purchase Agreement) to the extent and for the period that UCLIC or United Variable have exclusive rights to such Intellectual Property, subject to the limitation that such exclusive rights will not limit the right of UCFC and its affiliates to use the Name in connection with its business as conducted following the Closing.

  Covenant Not to Compete

     UCFC has agreed for a period of two years from the Closing, not to, and not permit any of UCFC's affiliates to: (i) engage in any annuity business, whether directly or indirectly, or hold any interest in any entity that engages in any such annuity business, subject to specified exceptions for investments that are not substantial and for certain business combinations, and (ii) solicit or induce or attempt to induce any entities or persons, including customers, employees, agents, suppliers and financial institutions that conducted business with or were employed by the UCLIC Companies on or prior to the Closing Date, to purchase annuities from any source other than UCLIC or terminate their employment with the UCLIC Companies.

  Other Agreements of UCFC and the Purchaser

     UCFC agreed to prepare and disseminate to UCFC's shareholders this Proxy Statement and the Board of Directors of UCFC agreed, subject to its fiduciary obligations, to recommend the authorization of the Stock Purchase Agreement and the Proposed Sale to UCFC's shareholders and to use all lawful efforts to solicit and obtain such authorization.

     UCFC and the Purchaser have agreed (i) not to issue any public release or announcement concerning the Proposed Sale without prior notification to the other party, except as required by law or regulation and except for this Proxy Statement and other communications with UCFC's shareholders; (ii) to provide post-closing transitional services to each other following the Closing until December 31, 1996 (see "The Proposed Sale -- Certain Post-Closing Relationships between UCFC and UCLIC"); and (iii) to use all reasonable efforts to cause the Closing to occur. In addition, UCFC has agreed (i) to keep all current insurance coverage in effect through the Closing Date; and (ii) to give the Purchaser and its employees and representatives reasonable access prior to the Closing to the personnel, properties and records of the UCLIC Companies.

     For additional information concerning certain covenants, see
"-- Termination" and "-- Survival of Certain Representations, Warranties and Covenants".

EMPLOYEE BENEFIT ARRANGEMENTS

     UCFC has agreed that, effective as of the Closing Date, all employees of the UCLIC Companies will cease to participate in UCFC's 401(k) savings plan and employee stock ownership plan (the "401(k) and ESOP Plans") except to the extent former employees of the UCLIC Companies are otherwise permitted to participate in the 401(k) and ESOP Plans. UCFC has also agreed to take all actions necessary to cause the UCLIC Companies to cease to be participating employers in the 401(k) Plan as of the Closing Date.

     UCFC will indemnify the UCLIC Companies against any claims of participants, beneficiaries or governmental agencies made against them in connection with the 401(k) and ESOP Plans including any penalties or other costs or liabilities incurred by them as a consequence of, or in order to avoid, such plans failing to qualify under Section 401(a) of the Code for any period prior to the Closing.

     The UCLIC Companies will be responsible for and indemnify UCFC against the payment of all supplemental retirement benefits or other nonqualified deferred compensation, to the extent related to periods prior to the Closing Date and disclosed to the Purchaser.

     UCFC has also agreed to indemnify the Purchaser and the UCLIC Companies against any claims made against them by employees or former employees of the UCLIC Companies (i) for severance pay relating to any termination of employment which occurred prior to the Closing, (ii) for nonqualified deferred compensation not disclosed to the Purchaser prior to the Closing, or for any incentive or contingent compensation relating to any employee benefit plan as in effect prior to the Closing (to the extent related to periods prior to the Closing), or (iii) for any health, medical, disability or workman's compensation claims incurred prior to the Closing.

     UCFC has agreed to "vest" all unvested stock options granted under UCFC's 1993 Stock Incentive Plan to employees of the UCLIC Companies, as well as those employees of UCFC who are part of UCFC's commercial real estate servicing business, and which UCFC has agreed to transfer to UCLIC on or prior to the Closing. As used in the Stock Purchase Agreement, "vest" means granting such employees who hold unvested options the right to exercise such options during a 90-day period beginning on July 22, 1996, or such earlier date, on or after the Closing Date, that their employment by the UCLIC Companies is terminated by death, retirement, disability or involuntary severance.

TAX MATTERS

     UCFC has agreed to join the Purchaser in timely making an election under
Section 338(h)(10) and Section 338(g) of the Code (and, if requested by the Purchaser) any comparable election under state, local or foreign tax law) with respect to the purchase and sale of the Shares; and to cooperate with the Purchaser in completing and timely filing certain tax forms or other documents required for such elections. UCFC has agreed to be responsible for any tax liability for the taxable year that includes such election under Section 338(h)(10), including any tax liability related to the distribution of the Excluded Assets.

     UCFC has also agreed to timely prepare and file with the appropriate tax authorities all tax returns of the UCLIC Companies that are required to be filed on or before the Closing Date, as well as all combined or consolidated tax returns in which the UCLIC Companies join with UCFC or any of its affiliates as part of the same consolidated tax group, and UCFC has agreed to pay all taxes due with respect to such tax returns. The Purchaser will timely file all other tax returns of the UCLIC Companies required to be filed, and will pay all taxes due with respect to such tax returns. All real property transfer, stock transfer, documentary, sales, use, registration and other such taxes (including but not limited to all applicable real estate transfer or gains taxes) and fees incurred in connection with the transactions contemplated by the Stock Purchase Agreement and the Proposed Sale (other than the transfer of the Excluded Assets) will be shared equally by UCFC and the Purchaser. Any such taxes or fees payable in connection with the Excluded Assets will be paid by UCFC. UCFC and the Purchaser will cooperate in timely making all filings, returns, reports and forms as may be required to comply with the provisions of applicable tax laws.

     UCFC has agreed to indemnify the Purchaser and the UCLIC Companies against and hold them harmless from all liability for (i) taxes of UCFC or any other corporation which is or has been affiliated with UCFC; (ii) taxes resulting from the Section 338(g) and 338(h)(10) elections (or any comparable elections under state or local tax law) described above; (iii) taxes imposed on the UCLIC Companies with respect to taxable periods of such corporations ending on or before the Closing Date; (iv) with respect to taxable periods beginning before the Closing Date and ending after the Closing Date, (A) taxes imposed on the UCLIC Companies that are allocable, pursuant to an allocation specified in the Stock Purchase Agreement, to the portion of such period ending on the Closing Date, and (B) taxes imposed on the UCLIC Companies by reason of such corporation's distributive share of income or loss from, or otherwise in respect of, any partnership in which the UCLIC Companies was a member on or prior to the Closing Date that are likewise allocable to the portion of such period ending on the Closing Date; (v) taxes imposed on the UCLIC Companies by reason of being a member of any affiliated group (other than any group for which UCLIC was the common parent) with which any of the UCLIC Companies file or have filed a tax return on a consolidated or combined basis for a taxable period ending on or before the Closing Date; (vi) taxes imposed on the Purchaser or the UCLIC Companies as a result of any breach by UCFC of its representations and warranties concerning taxes; and (vii) reasonable legal fees and expenses attributable to the items described in clauses (i) and (ii) above. Such indemnification obligation will terminate when the applicable statute of limitations with respect to the relevant tax liability expires.

CONDITIONS TO CLOSING


     The respective obligations of UCFC and the Purchaser to consummate the Proposed Sale are subject to the satisfaction (or waiver by such party) of certain conditions, including (i) the expiration or termination of the waiting period applicable under the HSR Act; (ii) the absence as of the Closing of any injunction or order of any court or administrative agency, or any statute, rule or regulation of any governmental authority of competent jurisdiction, which restrains or is otherwise likely to render it impossible or unlawful to consummate the Proposed Sale and the related transactions contemplated by the Stock Purchase Agreement; (iii) all necessary insurance regulatory approvals, except that approval of the Dividend is not a condition to

Closing; and (iv) the approval of the Proposed Sale at the Annual Meeting of UCFC by the affirmative vote of the holders of at least two-thirds of the total voting power of the Common Stock and the PRIDES (voting together as a single class) present in person or represented by proxy at the Annual Meeting.


     The obligation of the Purchaser to consummate the Proposed Sale is also subject to the satisfaction or waiver by the Purchaser of certain conditions including: (i) certain representations and warranties of UCFC being true and correct in all material respects as of the date of the Stock Purchase Agreement and on and as of the Closing Date, the compliance by UCFC in all material respects with all obligations and covenants required to be complied with at the time of the Closing, and the receipt of a certificate of an authorized officer of UCFC to that effect; (ii) receipt of resignations or evidence of removal, effective as of the Closing, of all the directors and officers of the UCLIC Companies; (iii) general release and discharge by UCFC of the UCLIC Companies from all obligations accruing on or after the Closing Date to pay any amounts to or perform any obligations owing to or indemnify UCFC pursuant to specified agreements; (iv) the distribution of the Excluded Assets from UCFC; and (v) the purchase by UCFC of a convertible promissory note from an affiliate of the Purchaser for $15 million in cash.

     The obligation of UCFC to consummate the Proposed Sale is also subject to the satisfaction (or waiver by UCFC) of certain conditions including: (i) the representations and warranties of the Purchaser being true and correct in all material respects as of the date of the Stock Purchase Agreement and on and as of the Closing Date, the compliance by the Purchaser in all material respects with all obligations and covenants required to be complied with at the time of Closing, and the receipt of a certificate of an authorized officer of the Purchaser to that effect; and (ii) the total number of shares of Common Stock that were not voted for the approval of the Proposed Sale, and as a result are eligible to exercise dissenters' rights, being not more than 2% of the total number of shares of Common Stock outstanding.

TERMINATION

     The Stock Purchase Agreement may be terminated by the Purchaser at any time prior to the Closing under the following circumstances: (i) an event or condition occurs that has resulted in a "Material Adverse Effect" (as defined below), and, in the case of a Material Adverse Effect reasonably susceptible to cure, has not been cured within 30 calendar days after written notice by the Purchaser specifying such Material Adverse Effect; (ii) any representation or warranty of UCFC was not true and correct when made and, in the case of a breach reasonably susceptible to cure, has not been cured within 30 calendar days after written notice by the Purchaser specifying such breach; (iii) UCFC's failure to comply with any covenant or agreement to be complied with by it and, in the case of noncompliance that is reasonably susceptible to cure, such noncompliance has not been cured within 30 calendar days after written notice by the Purchaser specifying such noncompliance; (iv) UCFC, the UCLIC Companies makes a general assignment for the benefit of creditors, or any proceeding is instituted by or against UCFC, the UCLIC Companies seeking to adjudicate any of them bankrupt or insolvent, or seeking liquidation, winding up or reorganization, arrangement, adjustment, protection, relief or composition of its debts under any law relating to bankruptcy, insolvency or reorganization; or (v) the shareholders of UCFC entitled to vote on and approve the consummation of the transactions contemplated by the Stock Purchase Agreement at the Annual Meeting do not approve such transactions by the requisite amounts pursuant to applicable law and UCFC's articles of incorporation and by-laws.

     For purposes of the termination provisions described above and all other provisions of the Stock Purchase Agreement, the term "Material Adverse Effect" means any circumstance, change in, or effect on (a) the life insurance and annuity business and all other businesses as conducted by the UCLIC Companies on the date of the signing of the Stock Purchase Agreement (the "Business"), or (b) the UCLIC Companies, taken as a whole (other than specifically limited changes in interest rates, stock or debt markets or general economic conditions) that, individually or in the aggregate with any other circumstances, changes in, or effects on, the Business and the UCLIC Companies taken as a whole: (1) is or is reasonably likely to be materially adverse to the business, operations, prospects, results of operations or financial condition of the UCLIC Companies taken as a whole, or (2) is reasonably likely to adversely affect the ability of the Purchaser or the UCLIC

Companies to conduct the Business in the manner in which it is currently operated or conducted by the UCLIC Companies.

     In addition, the Stock Purchase Agreement may be terminated by UCFC at any time prior to the Closing under the following circumstances: (i) any representation or warranty of the Purchaser or the Guarantor contained in the Stock Purchase Agreement was not true and correct when made and, in the case of a breach reasonably susceptible to cure, has not been cured within 30 calendar days after written notice by UCFC specifying such breach; (ii) the failure of the Purchaser or the Guarantor to comply with any covenant or agreement to be complied with by them and, in the case of noncompliance that is reasonably susceptible to cure, such noncompliance has not been cured within 30 calendar days after written notice by UCFC specifying such breach; (iii) the Purchaser or the Guarantor makes a general assignment for the benefit of creditors, or any proceeding is instituted by or against the Purchaser seeking to adjudicate it bankrupt or insolvent, or seeking liquidation, winding up or reorganization, arrangement, adjustment, protection, relief or composition of its debts under any law relating to bankruptcy, insolvency or reorganization; (iv) the shareholders of UCFC entitled to vote on and approve the consummation of the transactions contemplated by the Stock Purchase Agreement at the Annual Meeting do not approve such transactions by the requisite amounts pursuant to applicable law and UCFC's articles of incorporation and by-laws; or (v) a third party has entered into a definitive agreement with UCFC or UCLIC with respect to an Acquisition Proposal which the Board of Directors of UCFC in good faith has determined to accept, after receipt by it of a fairness opinion of a nationally recognized investment bank to the effect that the third party's Acquisition Proposal is more favorable to UCFC than the transactions contemplated by the Stock Purchase Agreement and payment by UCFC to the Purchaser of the termination fee described below.

     Further, the Stock Purchase Agreement may be terminated by either UCFC or the Purchaser if the Closing has not occurred by May 31, 1996; subject to extension to July 31, 1996 if any of certain conditions have not been satisfied relating to the receipt by each of UCFC and the Purchaser of (a) specified authorizations, consents, orders and approvals, (b) specified third-party consents and estoppel certificates, and (c) all authorizations, consents, orders and approvals required in connection with the transfer of the Excluded Assets (collectively the "Required Consents and Approvals"); provided that UCFC or the Purchaser, as applicable, is diligently seeking to satisfy such condition by obtaining such Required Consents and Approvals. The right to terminate the Stock Purchase Agreement based on the failure of the Closing to occur by May 31, 1996 (or July 31, 1996, if extended to such date), will not be available to UCFC or to the Purchaser if such party's intentional failure to fulfill any obligation under the Stock Purchase Agreement has been the cause of, or has resulted in, the failure of the Closing to occur on or prior to such date.

     The Stock Purchase Agreement may also be terminated by either the Purchaser or UCFC (i) in the event that any governmental authority has issued an order, decree or ruling or taken any other action restraining, enjoining or otherwise prohibiting the transactions contemplated by the Stock Purchase Agreement or, in the reasonable determination of the Purchaser or UCFC, otherwise rendering inadvisable the consummation of the transactions contemplated by the Stock Purchase Agreement, and such order, decree, ruling or other action has become final and nonappealable, or (ii) by mutual written consent.

     In the event the Stock Purchase Agreement is terminated, it will become void and neither UCFC nor the Purchaser will have any liability to the other, except for (a) any liability relating to willful breach of the Stock Purchase Agreement or (b) in specified circumstances, liabilities for the reimbursement of certain expenses of the other party and, in the case of UCFC, the obligation to pay to the Purchaser a termination fee of $2 million as further described below.

     If the Closing does not occur solely because of the failure to satisfy specified conditions to the Purchaser's obligation to effect the Closing, UCFC will be obligated to reimburse the Purchaser for its reasonable costs and expenses, including, without limitation, reasonable fees and disbursements of counsel, financial advisors, financing sources and accountants, incurred by the Purchaser in connection with the preparation, negotiation and performance of the Stock Purchase Agreement and the transactions contemplated by the Stock Purchase Agreement up to $1 million ("Reimbursable Expenses").

     In general, the liability of UCFC for the Purchaser's Reimbursable Expenses could arise in connection with the failure to satisfy the conditions to the Purchaser's obligations to consummate the transactions contemplated by the Stock Purchase Agreement that relate to each of the following matters: (i) the truth and accuracy of the representations and warranties of UCFC and the compliance by UCFC with the covenants and agreements to be complied with by UCFC on or before the Closing; (ii) UCFC's delivery to the Purchaser of a certified true and complete copy of the resolutions adopted by the Board of Directors of UCFC authorizing the execution of the Stock Purchase Agreement and the consummation of the transactions contemplated thereby; (iii) UCFC's delivery to the Purchaser of a certificate certifying the names and signatures of the officers of UCFC authorized to sign the Stock Purchase Agreement and the other documents to be delivered thereunder; (iv) UCFC's delivery to the Purchaser of the resignations, effective as of the Closing, or evidence of removal as of the Closing, of all the directors and officers of the UCLIC Companies; (v) UCFC's delivery to the Purchaser of certified copies of the articles of incorporation and by-laws of the UCLIC Companies; (vi) UCFC's delivery to the Purchaser of a certified copy of the minute books of the UCLIC Companies; (vii) UCFC's delivery to the Purchaser of a statement, in a form reasonably satisfactory to the Purchaser, pursuant to Section 1.897-2(h) of the Treasury Regulations under the Code certifying that UCLIC's common stock is not a U.S. real property interest within the meaning of Section 897(c)(1) of the Code; (viii) UCFC's delivery to the Purchaser of good standing certificates or certificates of compliance or certificates of existence, as applicable, for the UCLIC Companies from the applicable governmental authority, of (a) the jurisdiction in which each such entity is incorporated or organized, and (b) each other jurisdiction in which each such entity does business; (ix) UCFC's delivery to the Purchaser of certain general releases and discharges of the UCLIC Companies from liabilities or other obligations to UCFC; (x) the execution and delivery of the Master Loan Sale Agreement; (xi) the completion of the transfer of the Commercial Real Estate Group to UCLIC; (xii) UCFC's having caused the distribution of the Excluded Assets from UCLIC; (xiii) the termination by UCFC or the UCLIC Companies as applicable, of the Inter-Company Arrangements and delivery to the Purchaser of evidence of such termination which is reasonably acceptable to Purchaser; (xiv) the approval and adoption of the Stock Purchase Agreement and all other matters necessary to effectuate the transactions provided for in the Stock Purchase Agreement at the Annual Meeting by the affirmative vote of at least two-thirds of the voting power present; (xv) UCFC's delivery to the Purchaser at the Closing of (a) stock certificates evidencing the Shares, (b) a receipt for the Purchase Price minus the Excluded Assets Value Amount plus the Adjustment Amount, (c) the Promissory Note, and (d) the opinions, certificates and other documents required to be delivered pursuant to the Purchase Agreement; and (xvi) the purchase by UCFC of a convertible promissory note from an affiliate of the Purchaser for $15 million in cash.

     Conversely, UCFC may be entitled to reimbursement by the Purchaser of UCFC's Reimbursable Expenses in the event the Closing does not occur solely because of the failure to satisfy certain conditions to UCFC's obligations to effect the Closing. In general the conditions to UCFC's obligations to effect the Closing which, if not satisfied, could give rise to an obligation of the Purchaser to reimburse UCFC for its Reimbursement Expenses relate to the following matters: (i) the truth and accuracy of the representations and warranties of the Purchaser and the Guarantor and the compliance by the Purchaser with the covenants and agreements to be complied with by the Purchaser on or before the Closing; (ii) delivery to UCFC of a certified copy of the resolutions adopted by the Board of Directors of the Purchaser and the Guarantor evidencing its authorization of the execution and delivery of the Stock Purchase Agreement and the other agreements to be executed by the Purchaser as contemplated by the Stock Purchase Agreement and the consummation of the transactions contemplated by the Stock Purchase Agreement; (iii) delivery to UCFC of a certificate of the Secretary or an Assistant Secretary of the Purchaser and the Guarantor certifying the names and signatures of the officers of the Purchaser and the Guarantor authorized to sign the Stock Purchase Agreement and the other documents to be delivered under the Stock Purchase Agreement; (iv) the execution and delivery by the Purchaser, the UCLIC Companies, or another affiliate of the Purchaser, of the Master Loan Sale Agreement; (v) the approval and adoption of the Stock Purchase Agreement and all other matters necessary to effectuate the transactions provided for in the Stock Purchase Agreement at the Annual Meeting by the affirmative vote of at least two-thirds of the voting power present; (vi) the Purchaser's delivery to UCFC at the Closing of (a) the Purchase Price minus the Excluded Assets Value Amount plus the

Adjustment Amount, (b) the Promissory Note, and (c) the opinions, certificates and other documents required to be delivered pursuant to the Stock Purchase Agreement; (vii) the completion of the transfer of the Commercial Real Estate Group to UCLIC; and (viii) the Purchaser's delivery to UCLIC of the Excluded Assets Value Amount.

     In addition, UCFC will be required to pay the Purchaser, simultaneously with the termination of the Stock Purchase Agreement, a termination fee, in cash, equal to $2 million in the event UCFC terminates the Stock Purchase Agreement in connection with: (i) the shareholders not approving the Stock Purchase Agreement and the transactions contemplated thereby at the Annual Meeting by the requisite vote if the UCFC Board of Directors, prior to or simultaneously with the vote on the Proposed Sale, withdraws its recommendation to the shareholders to approve the Proposed Sale; or (ii) UCFC or UCLIC entering into a definitive agreement with a third party with respect to an Acquisition Proposal.

INDEMNIFICATION

     UCFC has agreed to indemnify the Purchaser and its affiliates and their respective officers, directors, employees, agents, consultants, successors and assigns and hold them harmless on an after-tax basis, net of any amounts received from insurance, guarantees, indemnification and other contractual and legal rights, from any loss, liability, claim, damage or expense (including attorneys', experts' and consultants' fees and expenses) ("Losses") actually suffered or incurred by them arising out of or resulting from (i) the inaccuracy of any representation or warranty of UCFC contained in the Stock Purchase Agreement, including the schedules and exhibits thereto; (ii) the breach of any covenant of UCFC contained in the Stock Purchase Agreement; (iii) the inaccuracy of certain specific representations and warranties of UCFC contained in the Stock Purchase Agreement which relate to the tax treatment of all insurance policies, annuity contracts and employee benefit plans issued by UCLIC; (iv) the specific indemnification provisions contained in the Stock Purchase Agreement regarding liabilities under the employee benefit plans of the UCLIC Companies and liabilities for taxes; (v) liabilities of UCLIC, United Variable, or, with respect to their insurance and annuity businesses, UCFC in connection with the Excluded Assets relating to matters existing at or prior to the Closing; (vi) the former and, under specified circumstances, current assets, operations or business of the UCLIC Companies or, with respect to the business of the UCLIC Companies, the former assets, operations and business of UCFC (a) with respect to which certain executive officers of UCFC and its subsidiaries (including the UCLIC Companies) have knowledge or, under specified circumstances, are deemed to have knowledge, or (b) which under specified circumstances relate to environmental laws, pollutants and other hazardous materials. UCFC will not be liable for any such indemnification unless the aggregate amount of all Losses exceeds $2.5 million and then only to the extent of such excess, except for indemnification against the following categories of Losses, in respect of which UCFC will be liable for indemnification of the Purchaser from the first dollar of any such Losses to the full amount of any such Losses incurred by the Purchaser in connection with: (i) the representations of UCFC contained in the Stock Purchase Agreement regarding (a) the capital stock of UCLIC and UCFC's ownership of the Shares, or (b) the accuracy and completeness of the information contained in, and the compliance with the requirements of the Exchange Act in all material respects by this Proxy Statement; (ii) the covenants of UCFC contained in the Stock Purchase Agreement regarding compliance with the provisions of Section 121B and Section 131 of the Louisiana Business Corporation Law (the "LBCL") which govern appraisal rights; (iii) UCFC's obligation to indemnify the Purchaser for the inaccuracy of certain specific representations and warranties of UCFC contained in the Stock Purchase Agreement that related to the tax treatment of all insurance policies, annuity contracts, and employee benefit plans issued by UCLIC; and (iv) the representations, covenants and indemnities of UCFC contained in the Stock Purchase Agreement regarding liabilities under the employee benefit plans of UCLIC and relating to federal income taxation. In the case of any Losses relating to the matters described in clauses (iii) and (iv) of the preceding sentence that are also eligible for indemnification under provisions of the Stock Purchase Agreement which are subject to the $2.5 million threshold, such threshold shall not apply and the Purchaser would be entitled to seek indemnification from UCFC from the first dollar to the full extent of any such Losses.

     The Purchaser has agreed to indemnify and to cause UCLIC to indemnify UCFC, its affiliates and their respective officers, directors, employees, agents, consultants, successors and assigns and hold them harmless on an after-tax basis, net of any amounts received from insurance, guarantees, indemnification and other contractual and legal rights, from any Loss actually suffered or incurred by them arising out of or resulting from (i) the breach of any representation or warranty of the Purchaser contained in the Stock Purchase Agreement, including the schedules and exhibits thereto; and (ii) the breach of any covenant of the Purchaser contained in the Stock Purchase Agreement requiring performance after the Closing Date. The Purchaser will not be liable for any such indemnification unless the aggregate amount of all Losses exceeds $2.5 million, and then only to the extent of such excess. In addition, as a condition to the Closing, an affiliate of the Purchaser will agree to defend and indemnify UCFC and its affiliates and their respective officers, directors, employees, agents, consultants, successors and assigns from any loss resulting from or arising out of any decision, writ or order issued, declared or resolved by a Governmental Authority requiring UCFC to reimburse UCLIC for all or part of the Dividend or otherwise return or cause same to be not paid as of the Closing Date.


SURVIVAL OF CERTAIN REPRESENTATIONS, WARRANTIES AND COVENANTS

     In general, the representations and warranties contained in the Stock Purchase Agreement, the Exhibits and Schedules thereto, and any certificate, statement, report or other document delivered pursuant to the Stock Purchase Agreement (collectively, the "Acquisition Documents"), survive the Closing until April 30, 1997. However, the representations and warranties of UCFC regarding the following matters survive until the expiration of the applicable statute of limitation or any extension thereof: (i) the authorized capital stock of UCLIC and UCFC's ownership of all of the issued and outstanding shares of capital stock of UCLIC; (ii) the possession by UCFC and the UCLIC Companies, and the validity of, all permits, licenses, certificates, consents, exemptions and approvals required by law, including environmental laws (collectively, "Permits"), which are necessary for the ownership, use, occupancy and operation of the assets and the conduct of the business of each of UCFC and the UCLIC Companies; (iii) the possession by each tenant and occupant of real property owned or leased by the UCLIC Companies prior to the Closing (the "Real Property"), and the validity of, all Permits necessary for the use, occupancy and operation of the Real Property by each such tenant and occupant, and the compliance by each such tenant and occupant with such Permits; (iv) the absence of any existing practice, action or activity of any tenant or occupant of the Real Property, or of any owner, tenant or occupant of any real property in which the UCLIC Companies or, with respect to the Business of the UCLIC Companies, UCFC, holds a security interest (the "Secured Real Property"), which will give rise to civil or criminal liability or prevent compliance with applicable laws;
(v) the absence of any governmental notice to any tenant or occupant of the Real Property or the Secured Real Property revoking, cancelling, rescinding, materially modifying or refusing to renew any Permit or providing written notice of any violation of law, including applicable environmental laws; (vi) the absence of any existing practice, action or activity of the UCLIC Companies or, with respect to the Business of the UCLIC Companies, UCFC, and the absence of any condition of the assets or the Business of the UCLIC Companies, which will give rise to any criminal or civil liability, or violate or prevent compliance with applicable laws; (vii) the absence of any governmental notice to UCFC or the UCLIC Companies revoking, cancelling, rescinding, materially modifying or refusing to renew any Permit; (viii) the compliance with all Permits by the UCLIC Companies; (ix) the listing of all Permits on the Schedules to the Stock Purchase Agreement and the identification thereon of all Permits which will require the consent of any governmental authority for the execution of the Stock Purchase Agreement or the consummation of the transactions contemplated by the Stock Purchase Agreement; (x) the absence of any violation by the UCLIC Companies or, with respect to the business of the UCLIC Companies, UCFC, of any applicable environmental law; (xi) the absence of any violation of applicable environmental laws by any tenant or occupant of the Real Property or any owner, tenant or occupant of the Secured Real Property in connection with the ownership, use, occupancy or operation of the Real Property or the Secured Real Property; (xii) the absence of any release of hazardous materials at, to, from, or under any real estate currently or formerly owned by the UCLIC Companies or, with respect to the business of the UCLIC Companies, UCFC, or at, to, from or under any Secured Real Property; (xiii) the UCLIC Companies and, with respect to their business, UCFC, not having generated, transported or arranged for the transport of, or disposal of, any hazardous materials at any location; (xiv) the tenants and occupants of the Real Property not having generated any hazardous materials at the Real Property; (xv) the absence of any liabilities of the UCLIC Companies or, with respect to their business, UCFC, in connection with the release of any hazardous material at any location; (xvi) the absence of any underground storage tanks or sumps, asbestos or polychlorinated biphenyls at any of the Real Property, except as identified on the Schedules to the Stock Purchase Agreement; (xvii) the absence of any lien in favor of any governmental authority on any of the Real Property or the Secured Real Property in connection with any liability under environmental laws or damages arising from, or costs incurred by such governmental authority in response to, any release of hazardous materials; (xviii) the absence of any past unresolved, pending or threatened administrative or judicial actions, lawsuits, investigations or similar proceedings, or notices of liability, potential liability, or violation, settlements, consent orders or consent agreements, relating to environmental laws, Permits required under applicable environmental laws, or hazardous materials, or arising from alleged injury or threat of injury to health, safety or the environment ("Environmental Claims"), and the absence of any circumstances that may form the basis of any such Environmental Claim; (xix) the tax treatment under the Code, including but not limited to specified sections of the Code, of all insurance or annuity policies, plans or contracts, all financial products, employee benefit plans, individual retirement accounts or annuities, or any similar or related policy, contract, plan or product (whether individual, group or otherwise), issued or sold by the UCLIC Companies on or before the Closing Date being and at all times having been the same or more favorable to the purchaser, policyholder or intended beneficiaries thereof as the tax treatment for which such contracts qualified or purported to qualify at the time of their issuance or purchase;
(xx) the qualification as an annuity contract under Section 72 of the Code of each annuity contract issued by UCLIC; (xxi) the qualification as a life insurance contract for federal income tax purposes of each insurance policy issued by UCLIC, and any such policy which is a modified endowment contract under Section 7702A of the Code (each a "MEC") having been marketed as a MEC at all relevant times or the policyholder otherwise having consented to such MEC status; (xxii) the qualification under Section 401(a), 403(b) or 457(a), as applicable, of the Code, of each employee benefit plan issued or sold by UCLIC; (xxiii) this Proxy Statement and any amendment hereof or supplement hereto not containing any untrue statement of material fact or any omission of material fact necessary in order to make the statements herein, in light of the circumstances in which such statements are made, not misleading, and the compliance of this Proxy Statement as to form in all material respects with all requirements of the Exchange Act; (xxiv) the inclusion of UCLIC in the consolidated federal income tax returns of UCFC, historically and for the 1995 taxable year and through the Closing Date; (xxv) the timely filing of all material tax returns and reports, (a) the payment of all taxes shown to be payable on such tax returns and all tax assessments made against the UCLIC Companies with respect to such tax returns and reports, (b) the accuracy and completeness of such tax returns and reports, and (c) the absence of any proposed adjustments by any tax authority with respect to such returns or reports; (xxvi) the absence, except as disclosed in the Schedules to the Stock Purchase Agreement of (a) any pending or to the best knowledge of UCFC threatened actions or proceedings for the assessment or collection of taxes against UCFC or United Variable, (b) any tax liens on any assets of UCFC or United Variable, (c) the UCLIC Companies being or having been doing business or engaged in a trade or business, or having business in force in any jurisdiction in which it has not filed all required material income, franchise, or gross premium tax returns or other applicable tax returns, (d) any outstanding waivers or agreements extending the statute of limitations for any tax period with respect to any tax to which the UCLIC Companies may be subject, (e) any outstanding written requests for information made by a taxing authority to the UCLIC Companies, (f) any obligation of the UCLIC Companies under any agreement with respect to industrial development bonds or other obligations, with respect to which the excludability from gross income of the holder for federal income tax purposes could be affected by the transactions contemplated by the Stock Purchase Agreement, (g) any power of attorney currently in force with respect to any matter relating to taxes that could affect the UCLIC Companies, and (h) the UCLIC Companies having been a member of any partnership or joint venture or the holder of a beneficial interest in any trust for any period for which the statute of limitations for any tax has not expired; (xxvii) the determination of each reserve item with respect to the UCLIC Companies set forth in UCFC's 1994 consolidated tax return in accordance with Sections 807 and 846 of the Code, or other applicable Code sections, and the consistent application of such reserve items with respect to the filing of UCFC's consolidated tax returns for the years ended December 31, 1991 through December 31, 1994, and the consistent application of such reserve items with respect to the UCLIC Companies in UCFC's 1995 and 1996 consolidated tax returns when such returns are filed; (xxviii) the absence of any changes in the $5,239,860 balance in the policyholder surplus account reported in UCFC's consolidated tax return for UCLIC and the computation and maintenance of those account balances for the tax years subsequent to 1958 in accordance with Section 815 of the Code and the regulations thereunder, and the absence of any subtraction from UCLIC's policyholder surplus account under
Section 815 of the Code from December 31, 1994 up to and including the Closing Date, exclusive of any effect of the Section 338 election described elsewhere in this Proxy Statement (see "The Proposed Sale -- Certain Tax Consequences") and the transfer of the Excluded Assets; and (xxix) the qualification of UCLIC for 1995 and for the taxable year including the Closing Date as a "life insurance company" within the meaning of Section 816(a) of the Code and the Treasury Regulations thereunder, except for any change in such qualification resulting from the Section 338 election.

     In addition, certain covenants of UCFC survive after the Closing Date, including UCFC's covenants and agreements relating to the following: (i) maintaining the confidentiality of nonpublic information relating to the UCLIC Companies and their businesses (see "-- Confidentiality"); (ii) the exclusive (except as to UCFC and its affiliates in connection with UCFC's business) and royalty-free right granted to Purchaser to use the name "United" after the Closing in connection with the business of the UCLIC Companies (subject to certain limitations to avoid confusion with UCFC's continued use of such name in connection with UCFC's business); (iii) non-competition, as described in "-- Covenant Not to Compete"; (iv) UCFC's general release of the UCLIC Companies from any obligation accruing on or after the Closing Date to pay any amounts to UCFC, perform any obligations owing to UCFC or indemnify UCFC; (v) the use of all reasonable efforts to take all appropriate action and do all things necessary, proper or advisable under applicable law to carry out the provisions of the Stock Purchase Agreement; (vi) the removal of all security interests, mortgages, liens (including environmental liens and tax liens), charges, adverse claims, preferential arrangements or restrictions of any kind from all of the assets (other than the Excluded Assets) of the UCLIC Companies; (vii) the provision of certain post-closing transitional services by UCFC to UCLIC or an affiliate of UCLIC at the same level and type as such services have historically been provided to the UCLIC Companies until December 31, 1996 (or a mutually agreed upon later date) and the reimbursement of Purchaser for specified corresponding post-closing transitional services provided by UCLIC to UCFC;
(viii) the completion of the transfer of the Commercial Real Estate Group to UCLIC and the appointment of UCLIC as agent to service specified commercial mortgage pass-through certificates in substitution for UCFC; (ix) compliance with the provisions of Section 121B and Section 131 of the LBCL governing dissenting shareholders' appraisal rights (see "Voting with Regard to the Proposed Sale -- Dissenters' Rights"); (x) UCFC's obligation to cause the amendment of the lease between United Companies Realty and Development Company, Inc., as lessor, and UCLIC, as lessee, relating to UCLIC's current home office, specifically the premises located at Three United Plaza, (the "UCLIC Home Office Lease") such that the UCLIC Home Office Lease provides for a termination date two years and six months from the Closing Date, with such renewal rights as are in the existing lease; (xi) UCFC's making a timely, effective and irrevocable election under Section 338(h)(10) of the Code as soon as practicable following the Closing Date (see "-- Tax Matters"); (xii) UCFC's indemnification of Purchaser and the UCLIC Companies against certain liabilities relating to employee benefit plans and other matters pertaining to employees or former employees of the UCLIC Companies (for additional information concerning such employee matters, see "-- Employee Benefit Arrangements"); and (xiii) certain tax matters, including UCFC's indemnification of Purchaser and the UCLIC Companies against certain liabilities relating to taxes (for additional information concerning such tax matters; see "-- Tax Matters").

                    VOTING WITH REGARD TO THE PROPOSED SALE

GENERAL

     The affirmative vote of two-thirds of the total voting power of the Common Stock and the PRIDES (voting together as a single class) present in person or represented by proxy is required for approval of the Proposed Sale. Abstentions with respect to the Proposed Sale will have the same effect as a vote against the Proposed Sale. With respect to broker non-votes, the shares will not be considered present at the Annual

Meeting (except for fulfillment of quorum requirements); consequently, broker non-votes will not be counted with regard to the Proposed Sale, but they have the effect of reducing the number of affirmative votes required to approve the Proposed Sale, because they reduce the voting power present or represented from which the two-thirds is calculated. Notwithstanding such, the Company urges each shareholder to vote and urges shareholders whose shares are held in the name of their broker, bank or other nominee to instruct such person to vote their shares.

     THE BOARD OF DIRECTORS OF UCFC RECOMMENDS A VOTE FOR APPROVAL OF THE PROPOSED SALE.

DISSENTERS' RIGHTS

     Under the Louisiana Business Corporation Law (the "LBCL"), shareholders of a Louisiana corporation are entitled to the right to dissent from a proposed sale of all or substantially all of the assets of such corporation. Significantly, if the proposed sale is approved by less than 80% of the total voting power of the shares outstanding and the sale is then consummated, any shareholders who dissented from the proposed sale and who comply with the procedural requirements of Section 131 of the LBCL may be entitled to receive payment of the fair cash value of their shares. Set forth below is a summary of the procedures relating to a shareholder's right to dissent. This summary of the relevant provisions of the LBCL does not purport to be a complete statement of a shareholder's right to dissent and is qualified in its entirety by the text of
Section 131 of the LBCL, a copy of which is attached hereto as Exhibit C.

     Any shareholder electing to dissent from a proposed sale of assets must vote such shareholder's shares against the proposed sale and must file with the corporation, prior to or at the meeting of shareholders at which the proposed sale is submitted to a vote, written objection to the proposal. Neither a vote against the proposed sale nor a specification in a proxy to vote against the proposed sale will in and of itself constitute the necessary written objection to the proposed sale. Moreover, by voting in favor of, or abstaining from voting on, the proposed sale, or by returning a proxy without instructing the proxy holders to vote against the proposed sale, a shareholder waives such shareholder's rights under Section 131 of the LBCL. The right to dissent may be exercised only by the record owners of the shares and not by persons who hold shares only beneficially. Beneficial owners who wish to dissent from a proposed sale should have the record ownership of the shares transferred to their names or instruct the record owner to follow the procedures specified in Section 131 of the LBCL on their behalf.

     If the proposed sale of assets is approved by less than 80% of the total voting power of the shares outstanding and the sale of assets is consummated, the corporation is required to promptly thereafter give written notice of the approval and consummation of the sale, by registered mail, to each shareholder who filed a written objection to and voted such shareholder's shares against the proposed sale, at the shareholder's last address on the corporation's records. Within 20 days after the mailing of the corporation's written notice to dissenting shareholders, each dissenting shareholder must (i) file with the corporation a written demand for the fair cash value of such shareholder's shares as of the day before the vote was taken; (ii) deposit in escrow in a chartered bank or trust company located in the parish of the registered office of the corporation, such shareholder's share certificates, duly endorsed and transferred to the corporation upon the sole condition that the certificates shall be delivered to the corporation upon payment of the value of the shares determined in accordance with the provisions of Section 131 of the LBCL; and
(iii) deliver to the corporation along with such shareholder's demand the written acknowledgement of the chartered bank or trust company that it holds the share certificates. A dissenting shareholder's demand to the corporation must state the value demanded and the address to which the reply of the corporation may be sent. If a dissenting shareholder does not vote such shareholder's shares against the proposed sale and does not deliver the written objection, the demand and the bank acknowledgement to the corporation within the time periods specified above, the shareholder shall conclusively be presumed to have acquiesced in the proposed sale and will forfeit any right to seek payment pursuant to Section 131 of the LBCL.

     If the corporation does not agree to the value demanded by a dissenting shareholder or does not agree that a payment is due, it shall notify the dissenting shareholder in writing of its disagreement within 20 days after receipt of the shareholder's demand and bank acknowledgment. The corporation shall state in its notice of disagreement the value it will agree to pay if any payment should be held to be due. If the corporation fails to respond to the dissenting shareholder, it shall be liable for and shall pay to the dissenting shareholder the value demanded by him for such shareholder's shares.

     If, after both parties have complied with the procedures described above, the corporation and the dissenting shareholder disagree as to the fair cash value of the shares or as to whether any payment is due, the dissenting shareholder may, within 60 days after receipt of the corporation's written notice of its disagreement, file suit against the corporation requesting that a court fix and decree the fair cash value of the shares as of the day before the vote for the proposed sale dissented from was taken. Such suit must be filed in the district court of the parish in which the corporation has its registered office. The court shall determine summarily whether any payment is due, and, if so, the cash value of the shares. Any dissenting shareholder entitled to file a suit may, within the 60-day period, intervene as a plaintiff in a suit filed by another dissenting shareholder. No order or decree shall be made by the court staying the proposed sale of assets, and the sale may be consummated notwithstanding the suit. If any dissenting shareholder fails to either bring suit or intervene in another's suit within 60 days after receipt of the corporation's notice of disagreement, such shareholder shall be conclusively bound (i) by the corporation's statement that no payment is due or (ii) to accept the value of such shareholder's shares as fixed by the corporation in its notice of disagreement.

     If the fair value of the shares has been agreed upon between the shareholder and the corporation, or the corporation has become liable for the value demanded by the shareholder because of its failure to give notice of disagreement and of the value it will pay, or a shareholder fails to bring suit within 60 days after receipt of the corporation's notice of disagreement and becomes bound to accept the value the corporation agrees is due, an action of the shareholder to recover the fair value of such shareholder's shares must be brought within five years from the date the value was agreed upon or the liability of the corporation became fixed.

     If the corporation, in its notice of disagreement, offered to pay to the dissenting shareholder an amount in cash deemed by it to be the fair cash value of the shares, and if, upon the institution of a suit by the dissenting shareholder claiming an amount in excess of the amount so offered, the corporation deposits in the registry of the court the amount it offered to the shareholder, then, if the amount finally awarded the shareholder, exclusive of interest and costs, exceeds the amount offered and deposited by the corporation, the corporation shall be liable for the costs of the proceeding; otherwise, the shareholder shall be liable for the costs of the proceeding.

     Upon filing a demand for the value of such shareholder's shares, the shareholder shall cease to have any of the rights as a shareholder, except the rights accorded by Section 131 of the LBCL. A dissenting shareholder's demand may be withdrawn by the shareholder at any time before the corporation gives its notice of disagreement. After the corporation provides a notice of disagreement, a dissenting shareholder may not withdraw such shareholder's demand without the written consent of the corporation.

     If a dissenting shareholder's demand is withdrawn, or the proposed sale is abandoned or rescinded, or a court determines that the shareholder is not entitled to receive payment for such shareholder's shares, or the shareholder otherwise loses such shareholder's right to dissent, the dissenting shareholder shall not have the right to receive payment for such shareholder's shares and the shareholder's share certificates shall be returned to him (and, upon his request, new certificates shall be issued to such shareholder in exchange for the old ones endorsed to the corporation). Additionally, under these circumstances, the dissenting shareholder shall be reinstated to all such shareholder's rights as a shareholder as of the filing of such shareholder's demand for value, including any intervening preemptive rights, and the right to payment of any intervening dividend or other distribution, or, if any rights have expired or any dividend or distribution other than in cash has been completed, in lieu thereof, at the election of the corporation, the fair value thereof in cash as determined by the board of directors of the corporation as of the time of such expiration or completion, but without prejudice otherwise to any corporate proceedings that may have been taken in the interim.

     The Stock Purchase Agreement provides, as a condition to the obligations of UCFC to consummate the Proposed Sale, that the number of shares of the Common Stock as to which dissenters' rights are exercised pursuant to Section 131 of the LBCL cannot exceed 2% of the total number of shares of the Company's

Common Stock outstanding on the Closing Date of the Proposed Sale. Therefore, if
(i) the Proposed Sale is not approved by the holders of at least 80% of the total voting power of the outstanding shares of the Common Stock and the PRIDES voting together as a single class, and (ii) the number of shares of Common Stock as to which dissenters' rights under the LBCL are exercised exceeds 2%, then the Proposed Sale ultimately may not be consummated.

             UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS


     The following unaudited pro forma consolidated financial statements are based on UCFC's Consolidated Financial Statements. The unaudited pro forma consolidated balance sheet is based on the March 31, 1996, consolidated balance sheet of UCFC included in UCFC's Quarterly Report on Form 10-Q for the three months ended March 31, 1996 (the "Form 10-Q") incorporated herein by reference, and assumes that the Proposed Sale was consummated on March 31, 1996. The unaudited pro forma consolidated statement of income for the three months ended March 31, 1996, is based on the consolidated statement of income for the three months ended March 31, 1996 included in the Form 10-Q incorporated herein by reference, and assumes that the Proposed Sale was consummated on January 1, 1996. The unaudited pro forma consolidated statement of income for the year ended December 31, 1995, is based on the consolidated statement of income for the year ended December 31, 1995 included in UCFC's Annual Report on Form 10-K (the "Form 10-K") incorporated herein by reference, and assumes that the Proposed Sale was consummated on January 1, 1995. The unaudited pro forma consolidated statements of income for the year ended December 31, 1994 and 1993 do not give effect to the Proposed Sale; however, such data reflect UCLIC as a discontinued operation. The unaudited pro forma consolidated financial statements and related notes should be read in conjunction with UCFC's Consolidated Financial Statements and the notes thereto included in the Form 10-K and Form 10-Q, which are incorporated herein by reference.



     The unaudited pro forma consolidated financial statements of UCFC do not purport to represent what the consolidated financial position or results of operations of UCFC would have been if the Proposed Sale had in fact been consummated on such dates or at the beginning of such periods or to project the financial position or results of operations for any future date or period. The pro forma adjustments are based upon available information and upon certain assumptions that UCFC's management believes are reasonable under the circumstances.

            UNITED COMPANIES FINANCIAL CORPORATION AND SUBSIDIARIES

                PRO FORMA CONSOLIDATED BALANCE SHEET (UNAUDITED)

                                 MARCH 31, 1996

                                 (IN THOUSANDS)

                                     ASSETS


                                                                             PRO FORMA ADJUSTMENTS
                                                           DISPOSITION    ----------------------------
                                             HISTORICAL     OF UCLIC         DEBIT           CREDIT         PRO FORMA
                                             ----------    -----------    -----------      -----------      ---------
Cash and cash equivalents..................  $   56,099    $   (38,469)    $ 108,674(a)     $ (15,000)(b)   $ 37,569
                                                                               2,602(a)       (89,932)(c)
                                                                               1,730(f)        (2,270)(e)
                                                                              14,135(g)
Temporary investment -- reserve accounts...     179,037                                                      179,037
Investment securities:
  Trading..................................         949           (949)                                           --
  Available-for-sale.......................   1,092,664     (1,092,452)                                          212
  Held-to-maturity.........................      51,553        (61,553)       15,000(b)                       15,000
                                                                              10,000(d)
  Other....................................      25,393        (25,393)       17,233(a)                       17,233
Loans -- net...............................     406,164       (314,622)        9,229(a)                      100,771
Capitalized excess servicing income........     304,088         (1,943)        1,155(a)                      303,300
Deferred policy acquisition costs..........      89,375        (89,375)                                           --
Accrued interest receivable................      54,327        (15,426)          161(d)                       39,062
Property -- net............................      39,167        (23,014)       22,845(a)                       38,998
Interdivision receivable...................                     (2,282)        4,884(e)        (2,602)(a)         --
Other assets...............................      89,120        (58,322)          140(d)          (288)(e)     30,650
                                             ----------    -----------      --------        ---------       --------
         Total assets......................  $2,387,936    $(1,723,800)    $ 207,788        $(110,092)      $761,832
                                             ==========    ===========      ========        =========       ========
   LIABILITIES AND STOCKHOLDERS' EQUITY
Annuity reserves...........................  $1,390,495    $(1,390,495)    $      --        $      --       $     --
Notes payable..............................     326,883           (140)       89,932(c)       (10,140)(d)    246,951
Insurance reserves.........................     111,416       (111,416)                                           --
Deferred income tax payable................      62,333        (12,269)                        (2,782)(a)     52,846
Allowance for loss on loans serviced.......      48,490                                                       48,490
Repurchase agreements......................      28,178                                                       28,178
Interdivision payable......................                     (2,274)                        (2,274)(e)         --
Other liabilities..........................      44,681        (39,220)                        (4,472)(a)     25,281
                                             ----------    -----------      --------        ---------       --------
                                                                                               (1,000)(a)
                                                                                                 (161)(d)
                                                                                                  (52)(e)
                                                                                              (14,135)(g)
         Total liabilities.................   2,012,476     (1,555,814)       89,932          (35,016)       401,746
                                             ----------    -----------      --------        ---------       --------
Stockholders' equity:
  Preferred stock..........................       3,910                                                        3,910
  Common stock.............................      58,731         (8,401)                        (8,401)(a)     58,731
  Additional paid-in capital...............     180,813        (28,980)                       (28,980)(a)    180,813
  Net unrealized gain (loss) on
    securities.............................       9,240         (9,208)                                           32
  Retained earnings........................     137,259       (121,397)        6,166(a)      (119,667)(a)    131,093
                                                                                               (1,730)(f)
  Treasury stock and ESOP debt.............     (14,493)                                                     (14,493 )
                                             ----------    -----------      --------        ---------       --------
         Total stockholders' equity........     375,460       (167,986)        6,166         (158,778)       360,086
                                             ----------    -----------      --------        ---------       --------
         Total liabilities and
           stockholders' equity............  $2,387,936    $(1,723,800)    $  96,098        $(193,794)      $761,832
                                             ==========    ===========      ========        =========       ========



           See notes to pro forma consolidated financial statements.

            UNITED COMPANIES FINANCIAL CORPORATION AND SUBSIDIARIES



             PRO FORMA CONSOLIDATED STATEMENT OF INCOME (UNAUDITED)


                       THREE MONTHS ENDED MARCH 31, 1996


                     (IN THOUSANDS, EXCEPT PER SHARE DATA)



                                                                                PRO FORMA
                                                                               ADJUSTMENTS
                                                            DISPOSITION    -------------------
                                              HISTORICAL     OF UCLIC      DEBIT       CREDIT       PRO FORMA
                                              ----------    -----------    ------      -------      ---------
Revenues
  Loan sale gains...........................   $ 39,809      $      --     $   --      $    --       $39,809
  Interest, charges and fees on loans.......     34,614         (9,371)       672(n)                  24,571
  Investment income.........................     25,505        (23,472)       418(o)    (1,371)(h)     4,085
                                                                                          (381)(i)
                                                                                          (300)(j)
                                                                                          (418)(n)
  Loan servicing income.....................      4,233            380         95(p)      (744)(n)     5,262
  Net insurance premiums....................      1,618         (1,618)                                   --
  Interdivision reimbursement...............                       (52)                    (52)(k)        --
                                                -------       --------     ------      -------       -------
          Total.............................    105,779        (34,133)     1,185       (3,266)       73,727
                                                =======       ========     ======      =======       =======
Expenses
  Personnel.................................     22,011         (1,418)                               20,593
  Interest on annuity policies..............     18,549        (18,549)                                   --
  Interest..................................      8,683         (1,176)       167(m)    (1,528)(l)     6,146
  Insurance commissions.....................      3,425         (3,363)                    (62)(n)        --
  Insurance benefits........................      2,776         (2,776)                                   --
  Loan loss provision.......................      2,578            (22)                                2,556
  Other operating...........................     18,205         (3,233)       873(h)      (418)(o)    15,979
                                                                              552(m)
  Interdivision reimbursement...............                      (935)       935(k)                      --
                                                -------       --------     ------      -------       -------
          Total.............................     76,227        (31,472)     2,527       (2,008)       45,274
                                                =======       ========     ======      =======       =======
Income from continuing operations before
  income taxes..............................     29,552         (2,661)     3,712       (5,274)       28,453
Provision for income taxes..................     10,594           (931)       537(q)                  10,200
                                                -------       --------     ------      -------       -------
Income from continuing operations...........   $ 18,958      $  (1,730)    $4,249      $(5,274)      $18,253
                                                =======       ========     ======      =======       =======
Earnings per share from continuing
  operations:
  Primary...................................   $   0.59                                              $  0.57
  Fully diluted.............................   $   0.58                                              $  0.56
Weighted average shares outstanding:
  Primary...................................     31,948                                               31,948
  Fully diluted.............................     32,725                                               32,725



           See notes to pro forma consolidated financial statements.

            UNITED COMPANIES FINANCIAL CORPORATION AND SUBSIDIARIES



             PRO FORMA CONSOLIDATED STATEMENT OF INCOME (UNAUDITED)


                          YEAR ENDED DECEMBER 31, 1995


                     (IN THOUSANDS, EXCEPT PER SHARE DATA)



                                                                                  PRO FORMA ADJUSTMENTS
                                                                 DISPOSITION   ----------------------------
                                                    HISTORICAL    OF UCLIC        DEBIT           CREDIT         PRO FORMA
                                                    ----------   -----------   -----------      -----------      ---------
Revenues
  Loan sale gains.................................   $ 142,156    $       --     $    --         $      --       $ 142,156
  Interest, charges and fees on loans.............     128,665       (37,947)      2,534(n)                         88,184
  Investment income...............................     104,062       (99,327)      1,376(o)         (5,485)(h)      12,682
                                                                                                    (1,262)(i)
                                                                                                    (1,200)(j)
                                                                                                    (1,376)(n)
  Loan servicing income...........................      14,559         1,427         452(p)         (3,156)(n)      18,690
  Net insurance premiums..........................       8,508        (8,508)                                            0
  Interdivision reimbursement.....................                      (130)                         (130)(k)           0
                                                      --------     ---------     -------          --------        --------
          Total...................................     397,950      (144,485)      4,362           (12,609)        261,712
                                                      --------     ---------     -------          --------        --------
Expenses
  Interest on annuity policies....................      79,087       (79,087)                                            0
  Personnel.......................................      76,022        (5,260)                                       70,762
  Interest........................................      28,308        (3,417)        668(m)         (6,907)(l)      18,652
  Loan loss provision.............................      16,025        (4,051)                                       11,974
  Insurance commissions...........................      13,630       (13,427)                         (203)(n)           0
  Insurance benefits..............................       9,930        (9,930)                                            0
  Other operating.................................      60,184       (12,955)      3,490(h)         (1,376)(o)      51,544
                                                                                   2,201(n)
  Interdivision reimbursement.....................                    (4,259)      4,259(k)                              0
                                                      --------     ---------     -------          --------        --------
          Total...................................     283,186      (132,386)     10,618            (8,486)        152,932
                                                      --------     ---------     -------          --------        --------
Income from continuing operations before income
  taxes...........................................     114,764       (12,099)     14,980           (21,095)        108,780
Provision for income taxes........................      41,805        (4,065)      1,885(q)                         39,625
                                                      --------     ---------     -------          --------        --------
Income from continuing operations.................   $  72,959    $   (8,034)    $16,865         $ (21,085)      $  69,155
                                                      ========     =========     =======          ========        ========
Earnings per share from continuing operations:
  Primary.........................................   $    2.39                                                   $    2.27
  Fully diluted...................................   $    2.36                                                   $    2.24
Weighted average shares outstanding:
  Primary.........................................      30,501                                                      30,501
  Fully diluted...................................      30,903                                                      30,903



           See notes to pro forma consolidated financial statements.

            UNITED COMPANIES FINANCIAL CORPORATION AND SUBSIDIARIES



             PRO FORMA CONSOLIDATED STATEMENT OF INCOME (UNAUDITED)


                          YEAR ENDED DECEMBER 31, 1994


                     (IN THOUSANDS, EXCEPT PER SHARE DATA)



                                                                           PRO FORMA
                                                          HISTORICAL     ADJUSTMENTS(2)     PRO FORMA
                                                          ----------     --------------     ---------
Revenues:
  Interest, charges and fees on loans...................   $ 111,994       $  (47,311)      $ 64,683
  Loan sale gains.......................................      86,735               --         86,735
  Investment income.....................................      84,666          (81,796)         2,870
  Loan servicing income.................................      19,926            4,638         24,564
  Net insurance premiums................................      11,373          (11,373)            --
  Other.................................................          --            3,686          3,686
                                                            --------        ---------       --------
          Total.........................................     314,694         (132,156)       182,538
                                                            --------        ---------       --------
Expenses:
  Interest on annuity policies..........................      73,065          (73,065)            --
  Personnel.............................................      57,380           (4,959)        52,421
  Interest..............................................      14,563           (1,201)        13,362
  Loan loss provision...................................      13,457           (5,059)         8,398
  Insurance commissions.................................      14,264          (14,264)            --
  Insurance benefits....................................      12,654          (12,654)            --
  Other operating.......................................      45,237          (11,874)        33,363
                                                            --------        ---------       --------
          Total.........................................     230,620         (123,076)       107,544
                                                            --------        ---------       --------
Income from continuing operations before income taxes...      84,074           (9,080)        74,994
Provision for income taxes..............................      29,492           (3,194)        26,298
                                                            --------        ---------       --------
Income from continuing operations.......................      54,582           (5,886)        48,696
Loss from discontinued operations:
  Income (loss) from discontinued operations, net of
     income
     tax expense of $491................................      (5,048)           5,886            838
                                                            --------        ---------       --------
          Total.........................................      (5,048)           5,886            838
                                                            --------        ---------       --------
Net income..............................................   $  49,534       $       --       $ 49,534
                                                            ========        =========       ========
Per share data:
  Income from continuing operations.....................   $    1.92       $     (.21)      $   1.71
  Income (loss) from discontinued operations............        (.18)             .21            .03
                                                            --------        ---------       --------
  Net income............................................   $    1.74       $       --       $   1.74
                                                            ========        =========       ========



           See notes to pro forma consolidated financial statements.

            UNITED COMPANIES FINANCIAL CORPORATION AND SUBSIDIARIES



             PRO FORMA CONSOLIDATED STATEMENT OF INCOME (UNAUDITED)


                          YEAR ENDED DECEMBER 31, 1993


                     (IN THOUSANDS, EXCEPT PER SHARE DATA)



                                                                           PRO FORMA
                                                          HISTORICAL     ADJUSTMENTS(2)     PRO FORMA
                                                          ----------     --------------     ---------
Revenues:
  Interest, charges and fees on loans...................   $  92,737       $  (51,270)      $  41,467
  Loan sale gains.......................................      59,441               --          59,441
  Investment income.....................................      75,527          (74,216)          1,311
  Loan servicing income.................................      13,624            5,452          19,076
  Net insurance premiums................................      18,684          (18,684)             --
  Other.................................................          --            2,581           2,581
                                                            --------        ---------        --------
          Total.........................................     260,013         (136,137)        123,876
                                                            --------        ---------        --------
Expenses:
  Interest on annuity policies..........................      76,086          (76,086)             --
  Personnel.............................................      40,784           (3,878)         36,906
  Interest..............................................      10,158             (277)          9,881
  Loan loss provision...................................      17,343           (4,994)         12,349
  Insurance commissions.................................      13,920          (13,920)             --
  Insurance benefits....................................      18,200          (18,200)             --
  Other operating.......................................      40,461          (16,147)         24,314
                                                            --------        ---------        --------
          Total.........................................     216,952         (133,502)         83,450
                                                            --------        ---------        --------
Income from continuing operations before income taxes...      43,061           (2,635)         40,426
Provision for income taxes..............................      14,744             (993)         13,751
                                                            --------        ---------        --------
Income from continuing operations.......................      28,317           (1,642)         26,675
Loss from discontinued operations:
  Income (loss) from discontinued operations, net of
     income
     tax expense of $679................................        (676)           1,642             966
  Loss on disposal, net of income tax benefit of
     $8,326.............................................     (16,066)              --         (16,066)
                                                            --------        ---------        --------
          Total.........................................     (16,742)           1,642         (15,100)
                                                            --------        ---------        --------
Net income..............................................   $  11,575       $       --       $  11,575
                                                            ========        =========        ========
Per share data:
  Income from continuing operations.....................   $    1.20       $     (.07)      $    1.13
  Loss from discontinued operations.....................        (.71)             .07            (.64)
                                                            --------        ---------        --------
  Net income............................................   $     .49       $       --       $     .49
                                                            ========        =========        ========



           See notes to pro forma consolidated financial statements.

            UNITED COMPANIES FINANCIAL CORPORATION AND SUBSIDIARIES



              NOTES TO PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS


                                  (UNAUDITED)



(1) The unaudited pro forma consolidated balance sheet as of March 31, 1996 gives effect to the sale of United Companies Life Insurance Company ("UCLIC"), which is anticipated to be sold in 1996, subject to approval by shareholders and various insurance regulatory insurance authorities, as though such sale had taken place on March 31, 1996. The unaudited pro forma consolidated statements of income for the year ended December 31, 1995 and for the three months ended March 31, 1996 give effect to the sale of UCLIC as if such transaction had taken place on January 1, 1995 and January 1, 1996, respectively. The pro forma adjustments are described below:



     BALANCE SHEET ADJUSTMENTS



    (a) Reflects proceeds received from sale of UCLIC of $108,674,000 in cash, $22,845,000 in real estate, $9,229,000 in foreclosed properties, and $17,233,000 in other investment securities offset by $4,472,000 in current income taxes, $2,782,000 in deferred income taxes and $1,000,000 in expenses payable related to sale resulting in a $6,166,000 loss on sale. An excess servicing gain of $1,155,000 on the sale of loans sold previously to UCLIC by UCFC is included in the above loss. In addition, collection from UCLIC of an outstanding receivable of $2,602,000 is assumed.



    (b) Reflects purchase of $15,000,000 note receivable from affiliate of purchaser.



    (c) Assumes $89,932,000 decrease in notes payable from use of net proceeds of sale.



    (d) Reflects the adjustments for amounts previously eliminated as interdivision debt and related interest accruals.



    (e) Reflects the adjustments for amounts previously eliminated as interdivision receivables and payables.



    (f) Reflects additional proceeds according to sales agreement for net income of UCLIC from January 1, 1996 to March 31, 1996 of $1,730,000.



    (g) Reflects amount to eliminate intercompany cash adjustment prior to sale.



     INCOME STATEMENT ADJUSTMENTS



                                                                 YEAR ENDED      THREE MONTHS
                                                                DECEMBER 31,     ENDED MARCH
                                                                    1995           31, 1996
                                                                ------------     ------------
    (h) Assumes rental income, depreciation expense and other
         operating expenses from real estate and foreclosed
         properties acquired in sale --
           Rental income......................................  $  5,485,000      $1,371,000
           Depreciation expense...............................      (440,000)       (110,000)
           Other operating expenses...........................    (3,050,000)       (763,000)
         The 1995 rental income, depreciation expense, and
         other operating expenses reflect historical amounts
         recorded by UCLIC for the respective properties. The
         1996 amounts were assumed based upon the amounts for
         1995. The depreciation on the real estate was
         calculated using the straight-line method over 10, 15
         and 45 years.
    (i) Assumes investment income from investment securities
         acquired in sale. The income reflects the historical
         amount recorded by UCLIC for the investment
         securities for the respective periods................     1,262,000         381,000

            UNITED COMPANIES FINANCIAL CORPORATION AND SUBSIDIARIES



      NOTES TO PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)



                                                                 YEAR ENDED      THREE MONTHS
                                                                DECEMBER 31,     ENDED MARCH
                                                                    1995           31, 1996
                                                                ------------     ------------
    (j) Reflects interest income at 8.00% from $15,000,000
         note receivable purchased from affiliate of
         purchaser............................................     1,200,000         300,000
    (k) Assumes a net reduction in income from the elimination
         of the management agreement with UCLIC...............    (4,129,000)       (883,000)
    (l) Assumes reduction in interest expense in 1995 and 1996 from $88,126,000 and $88,126,000, respectively,
         reduction in notes payable from use of net sales
         proceeds. The average interest rates on the notes
         payable for the respective periods were 7.84% and
         6.94% and represent the actual interest rates for the
         notes payable assumed to be reduced..................     6,907,000       1,528,000
    (m) Assumes the adjustment to interest expense for amount
         previously eliminated as interdivision debt..........      (668,000)       (167,000)
    (n) Assumes the adjustments for amounts previously
         eliminated as interdivision revenues and expenses --
           Interest, charges and fees on loans................    (2,534,000)       (672,000)
           Investment income..................................     1,376,000         418,000
           Loan servicing income..............................     3,156,000         744,000
           Insurance commissions..............................       203,000          62,000
           Other operating expenses...........................    (2,201,000)       (552,000)
    (o) Assumes the elimination of interdivision revenues and
         expenses arising after the sale --
           Rental income......................................     1,376,000         418,000
           Other operating expenses...........................    (1,376,000)       (418,000)
    (p) Assumes amortization of capitalized excess servicing
         income based upon the Company's prepayment experience
         related to sale of loans to UCLIC by UCFC under
         warehouse loan agreement.............................      (452,000)        (95,000)
    (q) Assumes adjustment to provision for income taxes to
         the historical rate for the aforementioned pro forma
         adjustments..........................................    (1,885,000)       (537,000)



(2) Management of the Company believes that the "measurement date", as defined in Accounting Principles Board Opinion No. 30, for the disposal of UCLIC's operations will not occur until the Proposed Sale is approved by the Company's shareholders. Pursuant to Louisiana law, the Company's Board of Directors is not clearly vested with the legal authority to sell all the outstanding capital stock of UCLIC. Rather, to assure a valid disposition under Louisiana law, the shareholders of the Company, by an affirmative vote of a least two-thirds of the shareholders present or represented at the Annual Meeting, must approve the Proposed Sale. The accompanying unaudited pro forma consolidated statements of income for the years ended December 31, 1994 and 1993 reflect the reclassification of UCLIC's operating results to income from discontinued operations.

                   SECURITY HOLDINGS OF MANAGEMENT AND OTHERS

     The following table sets forth the amount and percent of shares of Common Stock (as adjusted to reflect a 100% Common Stock dividend paid by the Company on October 20, 1995) and the amount and percent of shares of PRIDES which, as of February 29, 1996, are deemed under the rules of the Securities and Exchange Commission (the "SEC") to be "beneficially owned" by each director of the Company, by each executive officer of the Company, by all directors and executive officers of the Company as a group, and by any person or "group" (as that term is used in the Securities Exchange Act of 1934, as amended) known to the Company as of that date to be a "beneficial owner" of more than 5% of the outstanding shares of Common Stock or PRIDES:


                                                                  AMOUNT AND
                                                                   NATURE OF
                                                                  BENEFICIAL             PERCENTAGE
      DIRECTORS AND EXECUTIVE OFFICERS       TITLE OF CLASS     OWNERSHIP(1)(2)          OF CLASS(3)
- -------------------------------------------- --------------     ---------------          -----------
James J. Bailey, III........................ Common Stock            177,860(4)(5)              --
General Robert H. Barrow (retired).......... Common Stock             61,274(4)                 --
J. Terrell Brown............................ Common Stock            917,449(5)(6)(7)        3.223%
Richard A. Campbell......................... Common Stock            166,703(4)                 --
                                             PRIDES                    9,000                    --
Harris J. Chustz, Jr........................ Common Stock            123,027(5)                 --
John D. Dienes.............................. Common Stock            115,489(6)(7)              --
C. Geron Hargon............................. Common Stock             45,170(6)(7)              --
Roy G. Kadair, M.D.......................... Common Stock             25,800(4)                 --
Robert D. Kilpatrick........................ Common Stock             45,026(4)                 --
O. Miles Pollard, Jr........................ Common Stock             72,900(4)                 --
Dale E. Redman.............................. Common Stock            245,013(6)(7)              --
Robert B. Thomas, Jr........................ Common Stock             58,576(6)(7)              --
William H. Wright, Jr....................... Common Stock            396,790(4)(5)           1.407%
All directors and executive officers........ Common Stock          2,525,962                 8.648%
  as a group (13 persons)................... PRIDES                    9,000                    --
OTHER PERSONS
United Companies Financial Corporation
  Employee Stock Ownership Plan and Trust
  515 South Flower Street, Suite 2700
  Los Angeles, CA 90071-2291................ Common Stock          4,003,494(8)             14.224%
AIM Management Group, Inc.
  AIM Advisors, Inc.
  AIM Capital Management, Inc.
  11 Greenway Plaza, Suite 1919
  Houston, TX 77046......................... Common Stock          1,680,399(9)                6.0%
Highbridge Capital Corporation
  Highbridge Capital Management, Inc.
  Dubin & Swieca Capital Management, Inc.
  c/o Highbridge Capital Corporation
  The Residence, Unit #2, South Church
  Street
  Grand Cayman, Cayman Islands
  British West Indies....................... PRIDES                  306,550(10)             15.68%

- ---------------

 (1) Under rules promulgated by the SEC, "beneficial ownership" includes having or sharing with others the power to vote or direct the investment of securities. Accordingly, a person having or sharing the power to vote or direct the investment of securities is deemed to "beneficially own" the securities even if such person has no right to receive any part of the dividends on or the proceeds from the sale of these securities. Also, because "beneficial ownership" extends to persons, such as co-trustees under a trust, who share power to vote or control the disposition of the securities, the very same securities may be deemed "beneficially owned" by two or more persons shown in the table. Information with respect to "beneficial ownership" shown in the table above is based upon information supplied by the directors and executive officers of the Company and filings made with the SEC or furnished to the Company by any shareholder.

 (2) Includes pro rata shares, where applicable, that have been allocated to an individual's account in the Company's Employee Stock Ownership Plan and Trust (the "ESOP") and in the Company's Employees' Savings Plan and Trust (the "401(k) Plan").

 (3) Less than 1% except as otherwise indicated.

 (4) Includes shares which the named holder as of February 29, 1996, was entitled to acquire upon the exercise of options granted (whether or not such options are vested) under the Company's 1993 and 1989 Non-Employee Director Stock Option Plans.

 (5) Includes shares held by family members and controlled affiliates.

 (6) Includes shares which the following named holders as of February 29, 1996, were entitled to acquire upon exercise of options granted (whether or not such options are vested) under the Company's 1993 and 1989 Stock Incentive
     Plans: Mr. Brown, 313,824; Mr. Dienes, 78,998; Mr. Hargon, 30,000; Mr. Redman, 171,488; and Mr. Thomas, 44,000; all executive officers as a group (5 persons), 638,310; and all directors, executive officers and senior vice presidents as a group (27 persons), 774,368.

 (7) Includes shares of restricted stock awarded to the named holder under the Company's 1993 Stock Incentive Plan: Mr. Brown, 19,000 shares; Mr. Dienes, 13,000 shares; Mr. Hargon, 14,000 shares; Mr. Redman, 13,000 shares; and Mr. Thomas, 10,000 shares. On February 23, 1996, a restriction lapsed and because a performance goal of the Company was met as of December 31, 1995, 50% of the restricted shares awarded to Messrs. Brown, Dienes, Redman and Thomas became fully vested.


 (8) Held by U.S. Trust Company of California as trustee. An ESOP participant exercises voting rights over shares of Common Stock allocated to the participant's account, whether or not vested, by providing voting instructions to the trustee. Voting rights for any unallocated shares of Common Stock held by the ESOP are voted by the trustee in proportion to the voting of allocated shares by the ESOP participants. At February 29, 1996, there were approximately 815,000 unallocated shares held by the ESOP. The Plan Administrator, a committee composed of five officers and directors of the Company, may, in certain circumstances, direct the trustee to purchase, sell, resell or otherwise dispose of shares of Common Stock.


 (9) This information is based solely upon a Schedule 13G for the year ended December 31, 1995. However, in correspondence to the Company accompanying the Schedule 13G, this group of shareholders indicated that they owned shares of PRIDES which they included in the number of shares of Common Stock set forth in the Schedule 13G (which is the number of shares set forth in the table above). While the shareholder group did not provide to UCFC the number of PRIDES they beneficially owned, they did indicate that the PRIDES had been converted, as of December 31, 1995, into shares of Common Stock and added into the total number disclosed in the Schedule 13G. Without such conversion, the group of shareholders provided that their ownership percentage in the Common Stock would be only 4.9%.

(10) This information is based solely upon a Schedule 13G for the year ended December 31, 1995.

                             ELECTION OF DIRECTORS

     In accordance with Section 4.1 of the by-laws of the Company, the Company's Board of Directors has fixed the number of directors at eleven, divided into three classes that are approximately equal in number to each other, with terms expiring in successive years. The Board of Directors has nominated General Robert H. Barrow, John D. Dienes and O. Miles Pollard as directors to hold office for a term of three years expiring with the 1999 Annual Meeting of Shareholders or until their respective successors and duly elected and qualified. Each of the nominees is at present a director of the Company. The terms of office of the other eight directors of the Company continue after the Annual Meeting as set forth below. The enclosed form of Proxy confers discretionary authority with respect to the election of directors, but no authority under the Proxy Statement will be exercised to vote for the election of any person as a director,other than the persons named in this Proxy Statement who have been nominated by the present Board of Directors, unless, for some reason not presently known, one or more of such nominees should become unavailable. In such event, it is intended that the Proxy would be voted for a substitute nominee or nominees who would be designated by the Board of Directors prior to the Annual Meeting. In order to be elected a director, a nominee must receive a plurality of the votes cast by the holders of the Common Stock and the PRIDES. The name and age, principal occupation or employment, and other data regarding each nominee and those directors whose terms continue after the Annual Meeting, based on information received from the respective nominees and directors are set forth below:

NOMINEES TO SERVE UNTIL THE 1999 ANNUAL MEETING

ROBERT H. BARROW, GENERAL (RETIRED)

     General Barrow, age 74, has served as a director of the Company since 1983. He retired as Commandant of the United States Marine Corps in July, 1983. General Barrow is a member of the Board of Advisors, Baton Rouge Region, Premier Bank, National Association.

JOHN D. DIENES

     Mr. Dienes, age 54, serves as President and Chief Operating Officer of the Company and is an executive officer of each Subsidiary of the Company. At the time Mr. Dienes joined the Company in February 1994, he had over 30 years of experience in the financial industry. Prior to his employment with the Company, Mr. Dienes served as Executive Vice President and Director of Western Corporate Banking for NationsBank Corporation, Dallas, Texas, his employer since 1988.

O. MILES POLLARD, JR.


     Mr. Pollard, age 58, has served as a director of the Company since 1990. He is engaged in private investments and serves as President of Cadogan Properties, Inc. and Secretary of Randall Management Services, Inc. He is a director of First Commerce Corporation and City National Bank of Baton Rouge.


     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH OF THE ABOVE NOMINEES FOR DIRECTOR.

DIRECTORS WHOSE TERMS CONTINUE AFTER THE ANNUAL MEETING

Directors whose terms continue until the 1998 Annual Meeting

JAMES J. BAILEY, III

     Mr. Bailey, age 54, has served as a director of the Company since 1987. Mr. Bailey is managing partner of Bailey Family Investments and Chairman of Tri-Star Investments, and he is a member of the Board of Directors of First Commerce Corporation, City National Bank of Baton Rouge and St. Mary Bank and Trust, Franklin, Louisiana.

J. TERRELL BROWN

     Mr. Brown, age 56, is Chairman of the Board of Directors and Chief Executive Officer of the Company and Chief Executive Officer of each of the subsidiaries of the Company. He has served as a director and executive officer since 1972 and was named Chief Executive Officer in 1985. Mr. Brown is also a director of Hibernia Corporation and Sizeler Property Investors, Inc.

RICHARD A. CAMPBELL

     Mr. Campbell, age 64, has served as a director of the Company since 1987. For the past five years, Mr. Campbell has been an independent oil and gas exploration geologist in Lafayette, Louisiana, and has co-invested with Camex Operating Company and/or Camex, Inc. in oil and gas exploration activities.

ROBERT D. KILPATRICK

     Mr. Kilpatrick, age 72, has served as a director of the Company since 1989. Mr. Kilpatrick serves as a director of Kuhlman Corporation and is an advisory director of Boardroom Consultants, Inc. Prior to retirement in 1989, Mr. Kilpatrick served as Chairman of the Board and Chief Executive Officer of CIGNA Corporation and served as a director of CIGNA Corporation until 1994.

Directors whose terms continue until the 1997 Annual Meeting

HARRIS J. CHUSTZ, JR.


     Mr. Chustz, age 45, has served as a director of the Company since 1995. He has served as the Manager of Finance and Accounting with Florida Keys Electric Cooperative since 1976. Mr. Chustz is the son of the Company's former Chairman of the Board, Harris J. Chustz.


ROY G. KADAIR, M.D.


     Dr. Kadair, age 50, has served as a director of the Company since 1995. Dr. Kadair is a practicing physician (Internal Medicine) and has been associated with the Baton Rouge Clinic for over 18 years. He is a director and member of the executive committee of General Health System, and serves on the board of directors of Baton Rouge General Hospital and Gulf South Health Plans.


DALE E. REDMAN

     Mr. Redman, age 48, is Executive Vice-President, Chief Financial Officer and Assistant Secretary of the Company and Vice Chairman of each of the subsidiaries of the Company. Prior to his appointment as Chief Financial Officer and Executive Vice President in 1988, Mr. Redman served as Secretary and Treasurer of the Company. He has served as a director since 1983. Mr. Redman is also a director of Picadilly Cafeterias, Inc.

WILLIAM H. WRIGHT, JR.

     Mr. Wright, age 69, has served as a director of the Company since 1972. He serves as Chairman of the Board and Chief Executive Officer of Wright Insurance Agency, Inc. and is a director of City National Bank of Baton Rouge.

                  BOARD MEETINGS, COMMITTEES AND COMPENSATION


     During the year ended December 31, 1995, 12 meetings of the Board of Directors were held. Each incumbent director who is a nominee for reelection attended at least 75% of the aggregate of the meetings of the Board of Directors and committees of the Board held during the period for which he was a director or a member of a particular committee. The following Directors presently serve on the Audit Committee: James J. Bailey, III, General Robert H. Barrow, Roy G. Kadair, M.D., and William H. Wright, Jr. The Audit Committee met 6 times in 1995. The primary functions of the Audit Committee are as follows: to review the scope and timing of the audit and non-audit services to be rendered by the Company's independent accountants; to approve the audit plans of the independent accountants and internal auditors and to review their reports upon completion of their audits; to review the appropriateness of the Company's accounting policies, the adequacy of its financial controls and the reliability of the financial information reported to the public; and to report to the Board of Directors on its activities. The following directors presently serve on the Compensation Committee: Richard A. Campbell, Harris J. Chustz, Jr., Robert D. Kilpatrick and O. Miles Pollard, Jr. The Compensation Committee met 7 times in 1995. The primary functions of the Compensation Committee are as follows: to review and approve, subject to ratification by the Board of Directors, the Chief Executive Officer's compensation; to consult with the Chief Executive Officer and approve compensation for members of senior management; to administer the Company's stock incentive plans (other than plans in which non-employee directors participate), including approval of all awards thereunder; to approve an annual aggregate amount that may be used for the current year's management incentive plan and to administer such plan; and to report to the Board of Directors on its activities. On January 31, 1995, the Board of Directors established a Nominating Committee to be comprised of non-management directors. The following directors presently serve on the Nominating Committee: James J. Bailey, III, Robert D. Kilpatrick and William H. Wright, Jr. The primary functions of the Nominating Committee are to review the qualifications of candidates for the Company's Board of Directors suggested by Board members, management, shareholders and others, to consider the performance of incumbent directors in determining whether to nominate them for reelection and to recommend to the Board a slate of nominees for election as directors. No specific procedures have been adopted for shareholders to follow in submitting recommendations to the Nominating Committee for its consideration in recommending to the Board a slate of nominees.



     Directors who are full-time employees of the Company receive no additional compensation for services as a director. The Company has entered into employment agreements and has executed change of control contracts with each of its officer-directors as described below under "Employment Agreements and Change of Control Arrangements". Each non-employee director received $1,000 per Board meeting and $500 per Committee meeting attended during 1995. Each Committee Chairman received an annual retainer of $1,000. Each director who is not an employee of the Company also received during 1995 an annual retainer of $4,800, paid in quarterly increments.


     Each director who is not an employee of the Company is entitled to participate in the Company's 1993 Non-Employee Director Stock Option Plan (the "1993 Director Plan"). The 1993 Director Plan provides for the automatic grant of stock options to purchase 4,000 shares of the Company's Common Stock to each non-employee director each year upon his or her election or reelection to the Board of Directors. In 1993, 1994 and 1995, each non-employee director has been awarded options to purchase 17,600, 8,800 and 8,000 shares of Common Stock, respectively (after an adjustment for a 100% common stock dividend paid on October 18, 1993, a 10% common stock dividend paid on January 10, 1995 and a 100% common stock dividend paid on October 20, 1995), under the 1993 Director Plan. The Company also has another option plan for non-employee directors, the 1989 Non-Employee Director Stock Option Plan (the "1989 Director Plan"). All shares reserved for issuance under the 1989 Director Plan, however, have been awarded pursuant to options. The exercise prices of options awarded under the 1993 and 1989 Director Plans are based upon 100% of the fair market value of the Common Stock on the date of the grants. As of February 1, 1996, options to purchase 380,360 shares of Common Stock at an average exercise price of $9.76 per share are outstanding under the Company's 1989 and 1993 Director Plans.

                               EXECUTIVE OFFICERS


     In addition to the individuals nominated for director above who are also executive officers of the Company, the following two individuals presently serve as executive officers of the Company:

C. GERON HARGON

     Mr. Hargon, age 50, serves as Executive Vice President of the Company and President of United Companies Lending Group, Inc. ("UCLG"), United Companies Lending Corporation ("UCLC"), Pelican Mortgage Company, Inc., United Companies Mortgage of Tennessee, Inc. and Adobe, Inc., wholly-owned subsidiaries of the Company. Mr. Hargon joined the Company on September 1, 1995. Mr. Hargon has nearly 25 years experience in the financial services industry, most recently serving as Chairman of Hibernia National Bank's South Central Region. During his 19 years with Hibernia, Mr. Hargon served as Chief Operating Officer and also managed its Baton Rouge and Texas commercial banking operations.

ROBERT B. THOMAS, JR.

     Mr. Thomas, age 49, serves as Executive Vice President of the Company and Chairman and President of UCLIC, a wholly-owned subsidiary of the Company. Mr. Thomas joined UCLIC in February of 1993. Prior to his employment with UCLIC, Mr. Thomas served as a principal of Lewis and Ellis, Inc., a Dallas, Texas actuarial consulting firm and, through Lewis and Ellis, served as consulting actuary to UCLIC for approximately 15 years. The Purchaser has informed the Company that Mr. Thomas will continue to be responsible for the day-to-day operations of UCLIC after consummation of the Proposed Sale.

                             EXECUTIVE COMPENSATION

SUMMARY OF EXECUTIVE COMPENSATION

     The following table sets forth certain information on the annual and long-term compensation for the Chief Executive Officer and each of the five most highly compensated executive officers of the Company (collectively, the Chief Executive Officer and such other executive officers shall be referred to herein as the "Named Executive Officers") for the years ended December 31, 1995, 1994 and 1993.

                           SUMMARY COMPENSATION TABLE

                                                                               LONG TERM
                                                                              COMPENSATION
                                                                        ------------------------
                                          ANNUAL COMPENSATION                    AWARDS
                                   ----------------------------------   ------------------------
                                                            OTHER       RESTRICTED
                                                            ANNUAL        STOCK                     ALL OTHER
         NAME AND                               BONUS    COMPENSATION     AWARDS     OPTIONS(4)/   COMPENSATION
    PRINCIPAL POSITION      YEAR   SALARY($)   ($)(1)       ($)(2)        ($)(3)       SARS(#)        ($)(5)
- --------------------------  ----   ---------   -------   ------------   ----------   -----------   ------------
J. Terrell Brown..........  1995    393,750    833,616          --        304,000       50,000        39,308
  Chairman and Chief        1994    378,304    297,205          --             --           --        41,240
  Executive Officer         1993    375,625     76,395          --             --      110,000        32,114
W. Roger Clark(7).........  1995    135,106         --          --        160,000       20,000        20,277
  Executive Vice President  1994    168,702    136,094          --             --           --        23,164
  and President, UCLC       1993    155,269     39,027          --             --       44,000        12,382
John D. Dienes, ..........  1995    266,250    475,699          --        208,000       24,000        20,505
  President and Chief       1994    220,864    241,805(6)        --            --       54,998            --
  Operating Officer         1993         --         --          --             --           --            --
C. Geron Hargon(8)........  1995     66,668    359,025          --        437,500       30,000            --
  Executive Vice President  1994         --         --          --             --           --            --
  and President, UCLC       1993         --         --          --             --           --            --
Dale E. Redman,...........  1995    246,095    445,298          --        208,000       24,000        19,592
  Executive Vice President  1994    236,014    189,131          --             --           --        23,711
  and Chief Financial       1993    218,333     55,793          --             --       44,000        14,218
  Officer
Robert B. Thomas, Jr. ....  1995    219,625    395,818          --        160,000           --        20,505
  Executive Vice President  1994    209,366    168,116          --             --           --        21,882
  and Chairman and          1993    175,269     49,732          --             --       44,000            --
  President, UCLIC

- ---------------

(1) Amounts awarded under the Company's Management Incentive Plan for the respective fiscal years, even if deferred. Included in the amounts awarded to J. Terrell Brown in 1995, 1994 and 1993 were $16,562, $16,729, and
     $16,998, respectively, which were deferred pursuant to an unfunded salary deferral agreement entered into between the Company and Mr. Brown in 1989. The aggregate amount payable by the Company to Mr. Brown at February 29, 1996 was $136,023.

(2) No personal benefits, which are non-cash compensation, are disclosed in the "Other Annual Compensation" column since they did not exceed the lesser of either $50,000 or 10% of the total annual salary and bonus for any of the named executive officers.


(3) Reflects the value of the shares of restricted stock based upon the closing price of the Company's Common Stock reported on the National Association of Securities Dealers Quotations National Stock Market (the "Nasdaq Stock Market") on the date of award. The shares of the restricted stock vest in 50% increments on the anniversary date of the award in each of the two years thereafter except the shares awarded to Mr. Hargon, which vest in 25% increments on the anniversary date of the award in each of the four years thereafter. The awards are also subject to certain performance-based conditions. During the restriction period for the shares of restricted stock, the named executive officer is entitled to receive dividends and exercise voting privileges on such restricted shares. At December 29, 1995, the shares of restricted stock held by Messrs. Brown, Clark, Dienes, Hargon, Redman and Thomas had a fair market value of $501,125, $263,750, $342,875, $369,250, $342,875 and
    $263,750, respectively.

(4) Represents options granted under the Company's stock option plans for employees after giving effect to stock dividends. All options have been granted at an exercise price equal to 100% of the fair market value of the Common Stock on the date of the grant. For additional information regarding options granted during the last fiscal year, see "Option Grants in Last Fiscal Year," and for information regarding current holdings of options, see "Options Exercised and Year-End Values of Unexercised Options."

(5) Amounts reported include amounts contributed or accrued for 1995, 1994 and 1993 for the named officers under the Company's Employee Stock Ownership Plan ("ESOP") and Employees' Savings Plan and Trust. Amounts for J. Terrell Brown for 1995, 1994 and 1993 also include $16,729, $16,998 and $17,134, respectively, in loans to Mr. Brown for payment of a portion of the premium on a life insurance policy. The loans were made without interest and are secured by an assignment of the policy. See "Transactions with Management and Others."

(6) Includes $41,667 paid to Mr. Dienes in the form of a bonus upon commencement of his employment with the Company.

(7) Information regarding the compensation of Mr. Clark is included in this table and those that follow because he served as an executive officer during 1995, even though he retired effective as of August 31, 1995.

(8) Information regarding the compensation of Mr. Hargon is included in this table and those that follow because he served as an executive officer during 1995, even though he did not join the Company until September 1, 1995.

OPTIONS GRANTED IN LAST FISCAL YEAR

     The following table sets forth information regarding the options granted during the year ended December 31, 1995, to the Named Executive Officers.

                       OPTION GRANTS IN LAST FISCAL YEAR
                               INDIVIDUAL GRANTS

                                                                                                       POTENTIAL REALIZABLE
                                                                                                         VALUE AT ASSUMED
                                         NUMBER OF     % OF TOTAL                                          ANNUAL RATES
                                         SECURITIES     OPTIONS                                           OF STOCK PRICE
                                         UNDERLYING    GRANTED TO                                        APPRECIATION FOR
                                          OPTIONS      EMPLOYEES     EXERCISE                               OPTION TERM
                                          GRANTED      IN FISCAL       PRICE         EXPIRATION        ---------------------
                 NAME                      (#)(1)         YEAR       ($/SH)(1)          DATE            5% ($)     10% ($)
- ---------------------------------------  ----------    ----------    ---------    -----------------    --------   ----------
J. Terrell Brown.......................    50,000          7.5         22.375       June 14, 2005       703,576    1,782,999
W. Roger Clark.........................    20,000          3.0         22.375       June 14, 2005       281,430      713,200
John D. Dienes.........................    24,000          3.6         22.375       June 14, 2005       337,716      855,840
C. Geron Hargon........................    30,000          4.5          31.25     September 1, 2005     589,589    1,494,134
Dale E. Redman.........................    24,000          3.6         22.375       June 14, 2005       337,716      855,840

- ---------------

(1) The options granted to the Named Executive Officer were awarded under the Company's 1993 Stock Incentive Plan (the "1993 Plan"). The options granted under the 1993 Plan are not exercisable, except in limited circumstances, until three years have elapsed from the date such options are granted. The exercise price of the options, which can be no less than 100% of the fair market value of a share of Common Stock on the date of grant, has been adjusted to reflect a 100% stock dividend paid by the Company on October 20, 1995. The number of shares underlying the above options have also been adjusted to reflect such stock dividend. The options will expire ten years from the date of grant.

OPTIONS EXERCISED AND YEAR-END VALUES OF UNEXERCISED OPTIONS

     The following table sets forth information, as of December 31, 1995, regarding the number of shares received and the value realized upon exercise of stock options, and the number and value of exercisable and unexercisable options to purchase Common Stock of the Company held by any of the Named Executive Officers.

                 AGGREGATE OPTION EXERCISES IN LAST FISCAL YEAR
                     AND FISCAL YEAR-END 1995 OPTION VALUES

                                                                                                     VALUE OF UNEXERCISED
                                                                    NUMBER OF UNEXERCISED                IN-THE-MONEY
                                                                      OPTIONS AT FISCAL               OPTIONS AT FISCAL
                                     SHARES                              YEAR-END(#)                 YEAR-END($)(1)(2)(3)
                                   ACQUIRED ON       VALUE       ----------------------------    ----------------------------
              NAME                 EXERCISE(#)    REALIZED($)    EXERCISABLE    UNEXERCISABLE    EXERCISABLE    UNEXERCISABLE
- ---------------------------------  -----------    -----------    -----------    -------------    -----------    -------------
J. Terrell Brown.................         --              --       153,824         160,000       $3,534,794      $ 2,394,995
W. Roger Clark...................     69,060      $1,598,962            --          64,000               --          957,998
John D. Dienes...................         --              --            --          78,998               --          534,109
Dale E. Redman...................         --              --       103,488          68,000        2,383,065          973,998
C. Geron Hargon..................         --              --            --          30,000               --               --
Robert B. Thomas, Jr.............         --              --        22,000          22,000          489,625          438,999

- ---------------

(1) All options were awarded at the fair market value of the shares of Common Stock on the date of the grant.

(2) Values in each column are based on the closing price, as reported on the Nasdaq Stock Market, of the Company's Common Stock on December 29, 1995 ($26.375).

(3) The exercise prices of the reported options range from $2.77 to $31.25 per share (as adjusted for stock dividends) with a weighted average exercise price of $9.91 per share.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The members of the Compensation Committee of the Board of Directors during 1995 were Richard A. Campbell, Harris J. Chustz, Jr., Robert D. Kilpatrick and
O. Miles Pollard, Jr. No member of the Compensation Committee was an officer or employee of the Company or any of its subsidiaries during 1995. No executive officer of the Company served during 1995 as a director or as a member of the compensation committee of another entity, one of whose executive officers served as a director or on the Compensation Committee of the Company.

            COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

GENERAL

     The compensation program for executives and key employees of the Company is administered by the Compensation Committee (the "Committee") of the Company's Board of Directors. During 1995, the Committee was comprised of the following members, each of whom were outside, independent directors of the Company:
Richard A. Campbell, Chairman, Harris J. Chustz, Jr., Robert D. Kilpatrick and
O. Miles Pollard, Jr. In accordance with the rules and regulations of the Securities and Exchange Commission, the Committee offers the following report on the compensation policies for the executive officers and key employees of the Company. This report outlines the duties of the Committee with respect to executive compensation, the components of the Company's executive officer compensation program and the basis on which 1995 compensation was determined for the executive officers of the Company, with particular focus on the 1995 compensation for the Company's Chief Executive Officer (the "CEO").

     Duties of the Committee include establishing the compensation program for the CEO, consulting with the CEO and approving compensation for other executive officers, administering the Company's Management Incentive Plan including the approval of annual amounts to be distributed as bonuses thereunder, and administering the Company's stock option plans for employees. In performing these duties, the Committee focuses upon: (i) providing a competitive compensation program that enables the Company to attract, retain and motivate a high-quality executive management team focused on enhancing shareholder value;
(ii) coordinating compensation programs with the Company's annual and long-term objectives and strategies; and (iii) providing compensation opportunities that are based on the performance of the Company.

     The Committee's overall philosophy on executive compensation, of course, is to link compensation to the value and level of performance of the executive. To achieve this, various pay delivery systems are utilized, including principally base salary, cash bonuses, and equity-based incentives, which include the award of stock options and restricted stock. The compensation decisions of the Committee relative to the Company's executive officers and key employees are described below as to each pay delivery system.

MANAGEMENT COMPENSATION

     Base Salary. The salary levels of the Company's executive officers are reviewed by the Committee annually. In determining appropriate base-salary levels, the Committee considers such factors as duties and responsibilities inherent in the position in question, initiative, performance, tenure and pay practices for executives of other companies in the financial services industry, as well as business conditions generally prevailing in the mortgage and insurance industries.

     While the Company achieved record earnings in 1994, the base salary levels of executives were not increased substantially for 1995. Rather, for year-end 1995, executives received cash bonuses that were significantly higher than in prior years as a result of Company performance.

     Cash Bonuses. Annual awards are made to executives and key employees of cash compensation pursuant to the Company's Management Incentive Plan. The cash bonuses are based upon the attainment by the Company of financial objectives based on return on equity during the prior year. Awards are made from a bonus pool determined as a percentage of the Company's prior year net income as specified by the Committee; however, funding of the bonus pool is capped at 10% of after tax net income. Plan participants are assigned to one of five eligibility levels based on the participant's contribution to and impact upon the success of the Company. Bonuses are not paid unless a specified threshold level of financial performance is achieved by the Company, which is presently set at a minimum of a 10% return on equity. Accordingly, compensation of executive officers and key employees is generally higher during years in which Company performance meets or exceeds the specified goals. Net income for the year ended December 31, 1995, totaled $69.5 million compared to $49.5 million during 1994. As a result, total cash bonuses paid to 145 individuals participating in the Management Incentive Plan during 1995 was approximately $5.2 million, compared to cash bonuses of approximately $2.6 million paid to 102 individuals participating in the plan during 1994. An amendment to the Management Incentive Plan approved at the 1995 Annual Meeting of Shareholders allows a participant to submit an advance written election to the Committee requesting that all or part of the award otherwise payable thereunder in cash, be paid in shares of the Company's Common Stock. The Committee believes that this election mechanism further facilitates a tie between employee compensation and the Company's performance as reflected in the value of its Common Stock.

     Equity-Based Incentives. The Company maintains stock incentive plans to provide officers, supervisory personnel, other key employees and consultants with additional incentive to promote the financial success of the Company through the award of stock options and shares of restricted stock. Options granted under the Company's 1993 Stock Incentive Plan ("the 1993 Plan") have generally been long-term (10 years) and vest three years after the date of grant. With such features, the Company considers stock options as a way of aligning the interests of management with the long-term interests of the Company's shareholders and inducing such executives to remain with the Company on a long-term basis. During 1995, options (as adjusted for the 100% common stock dividend paid on October 20, 1995) to purchase the Company's Common Stock were awarded as follows: Mr. Brown, 50,000 shares; Mr. Clark, 20,000; Mr. Dienes, 24,000; Mr. Hargon, 30,000; and Mr. Redman, 24,000. The exercise price of such options is $22.375 per share, the fair market value of the shares of Common Stock on the date of grant (as adjusted for stock dividends), except for the options awarded to Mr. Hargon, which have an exercise price of $31.25 per share (as adjusted), the fair market value on the date of award, the effective date of Mr. Hargon's employment. As of December 31, 1995, options to purchase in the aggregate approximately 1.5 million shares of the Company's Common Stock were held by 323 employees under the Company's stock option plans for employees. Included in this amount as of December 31, 1995, were options to purchase 702,310 shares of the Company's Common Stock at an average exercise price of $9.91 per share held by the executive officers named in the Summary Compensation Table. On February 23, 1995, the Committee and the Board of Directors authorized an amendment to the 1993 Plan to allow the award of restricted stock thereunder, and the Company's shareholders approved such amendment at the 1995 Annual Meeting of Shareholders. The Committee has made the following awards of restricted stock (as adjusted to reflect a 100% Common Stock dividend paid by the Company on October 20, 1995) under the 1993 Plan: Mr. Brown, 19,000 shares; Mr. Clark, 10,000 shares; Mr. Dienes, 13,000 shares; Mr. Hargon, 14,000 shares; Mr. Redman, 13,000 shares; and Mr. Thomas, 10,000 shares. Except for the award to Mr. Hargon, each of the awards to the foregoing executives vest in 50% increments on the first and second anniversary date of the award, if (i) the executive is still in the employ of the Company on each date and (ii) the Company reaches certain performance levels established by the Committee which, for the awards above, is a 10% annual return on equity for each year ending December 31. Mr. Hargon's award vests in 25% increments on each of November 1, 1996, 1997, 1998 and 1999, if (i) Mr. Hargon is still employed by the Company on such dates; and (ii) the Company attains a 10% return on equity for the twelve-month period ending on each of September 30, 1996, 1997, 1998 and 1999. On February 23, 1996, a
restriction period lapsed, and because the Company reached the performance level established for the year ended December 31, 1995, 50% of the shares of restricted stock awarded to Messrs. Brown, Clark, Dienes, Redman and Thomas vested. If the Proposed Sale is consummated, the Committee has decided to waive the restriction period and performance goal condition for the remaining restricted shares of Mr. Thomas.


     As noted above, an amendment to the Management Incentive Plan allows participants to elect to receive shares of Common Stock in lieu of cash thereunder. This amendment allows employees of the Company to increase their equity interests in the Company at no cost to the employee, and concomitantly reduces the cash necessary for the Company to pay bonuses. Further, the Company considers this amendment as well as the amendment to the Company's 1993 Plan, which allows the award of restricted stock thereunder, as additional means of
(i) providing compensation through equity-based incentives; and (ii) linking the interests of management with the long-term interests of the Company and its shareholders.

COMPENSATION OF THE CHIEF EXECUTIVE OFFICER

     In establishing the compensation for Mr. Brown, the Committee observes the same guidelines as set forth for executive officers generally. No specific weighting is assigned to these guidelines, or factors, in determining the CEO's compensation. During 1995, the base salary of Mr. Brown was increased by 5% pursuant to the guaranteed increase in base salary under his employment contract with the Company, which is discussed in greater detail below. The most significant increase in total compensation of Mr. Brown for 1995 resulted from his participation in the Management Incentive Plan, which is based upon the performance of the Company as discussed above.

POLICY WITH RESPECT TO QUALIFYING COMPENSATION FOR DEDUCTIBILITY

     Section 162(m) of the Internal Revenue Code of 1986, as amended, limits the deduction allowable to the Company for compensation paid to the Chief Executive Officer and each of the four other most highly compensated executive officers to $1 million. Qualified performance-based compensation is excluded from this limitation if certain requirements are met. The Company's policy is generally to preserve the Federal income tax deductibility of compensation paid, to the extent feasible. The Committee believes that awards under the Company's Management Incentive Plan and its awards of options made under stock option plans for employees will qualify as performance-based compensation and thereby be excluded from the $1 million limitation. Notwithstanding the Company's policy to preserve the Federal income tax deductibility of compensation payments, under certain circumstances, the Committee, in its discretion, may authorize payments, such as salary, bonuses or otherwise that may cause an executive officer's income to exceed the deductible limits.

                                            Richard A. Campbell, Chairman
                                            Harris J. Chustz, Jr.
                                            Robert D. Kilpatrick
                                            O. Miles Pollard, Jr.

            EMPLOYMENT AGREEMENTS AND CHANGE OF CONTROL ARRANGEMENTS

     The Company has employment contracts with key management employees, including Messrs. Brown and Redman. An employment contract between the Company and Mr. Dienes expired in February 1996. The term of the contracts with Messrs. Brown and Redman extends to June 1, 1997. The contracts with Messrs. Brown and Redman, which were originally executed in 1981, generally require payment of a minimum base salary with a 5% guaranteed annual increase for the term of the contracts. The Company plans to execute, during 1996, an employment contract with Mr. Hargon that will provide for a minimum base salary with a guaranteed annual increase for the term of the contract.

     The Company also has in effect deferred compensation agreements with Messrs. Brown and Redman pursuant to which, upon retirement at or after age 55, the employee will receive deferred compensation payments in monthly payments for 10 years. The deferred compensation amount increases based on the number of years of service after age 55, with a cap at age 70. For Messrs. Brown and Redman, should they elect to exercise this agreement at age 55, they will receive $35,000 per annum for the 10 year period. Should they wait until age 65 to exercise this agreement, they will receive $200,000 and $135,000 per annum, respectively, for the 10 year period. The Company has purchased life insurance on the lives of Messrs. Brown and Redman to fund its obligations under these deferred compensation agreements. Under a separate split dollar agreement, the beneficiaries of Messrs. Brown and Redman will receive a death benefit equal to the policy value, $1,365,000 and $1,120,000, respectively, minus the lesser of the cash value of the policy or premiums paid and any policy indebtedness to the insurer. Under an additional unfunded salary deferral agreement entered into in 1989, a specified amount of compensation otherwise payable to Mr. Brown is credited to an account to be paid to Mr. Brown or beneficiaries designated by him on the earlier of Mr. Brown's death or termination of employment. During 1995 Mr. Brown's compensation, as reflected in the Bonus section of the Summary Compensation Table, includes $16,562 which was deferred pursuant to this agreement.

     In addition, the Company has supplemental retirement agreements with Messrs. Clark, Dienes and Thomas pursuant to which, upon retirement, the employee will receive monthly payments for 15 years. The annual amounts payable under such agreements are as follows: Mr. Clark, $60,000; Mr. Dienes, $84,000; and Mr. Thomas, $60,000. The Company has purchased life insurance on the lives of Messrs. Clark, Dienes and Thomas to fund its obligations under these agreements.

     Although not the purpose of these employment, deferred compensation and supplemental retirement agreements, a possible effect of such contracts may be to discourage or deter a potential tender offer for the Company.

     During 1995, the Company entered into change of control contracts with Messrs. Brown, Dienes, Hargon and Redman. The contracts provide, in general, that each executive will be entitled to a lump sum payment of two years salary and bonus plus the continuation of certain benefits if the executive is terminated without cause or his duties or responsibilities are diminished within 24 months after a change of control of the Company. The Company believes that these contracts are important in retaining qualified management through a transition in ownership, if a change were to occur, by providing such executives with a certain comfort level during such transition so that they can focus on what is in the best interests of the shareholders rather than on their position with the Company.

                            STOCK PERFORMANCE GRAPH

     The following line graph provides a comparison of the total shareholder return on the Company's Common Stock with the return of the NASDAQ Index for U.S. Companies and the NASDAQ Index of Financial Stocks for the period commencing January 1, 1991 and ending December 29, 1995. All amounts have been calculated as if all dividends were reinvested.

                       COMPARISON OF FIVE YEAR CUMULATIVE
              TOTAL RETURN OF THE COMPANY, NASDAQ (U.S. COMPANIES)
                          AND NASDAQ FINANCIAL STOCKS

                                  UNITED COM-                    NASDAQ STOCK
                                 PANIES FINAN-   NASDAQ STOCK       MARKET
      MEASUREMENT PERIOD             CIAL        MARKET (U.S.      FINANCIAL
    (FISCAL YEAR COVERED)         CORPORATION     COMPANIES)        STOCKS
1990                                     100.0           100.0           100.0
1991                                     146.1           160.5           154.7
1992                                     129.3           186.9           221.3
1993                                     580.6           214.5           257.2
1994                                     443.3           209.7           257.8
1995                                     869.3           296.5           375.6

                    TRANSACTIONS WITH MANAGEMENT AND OTHERS

     The Company and its subsidiaries have, from time to time, made loans to certain of its executive officers and directors and/or to entities in which such persons have a material interest. Each of these loans were secured by a first mortgage on the residence, and/or commercial or other real estate. There were no such loans outstanding during 1995 or through March 15, 1996.

     Since 1989, the Company has made loans to Mr. Brown without interest, secured by an assignment of a life insurance policy owned by Mr. Brown. The loans were incurred to pay a portion of the premium on the assigned life insurance policy. The Company has agreed to make annual loans of comparable amounts for payment of a portion of these insurance premiums through the earlier of the date of termination of Mr. Brown's employment or 2004. As of March 1, 1996, the aggregate principal and accrued interest owed by Mr. Brown on such loans was $136,023.

     In the ordinary course of business, the Company and its subsidiaries have purchased liability, worker's compensation, fidelity bond and various property and other insurance coverage from the Wright Insurance Agency, Inc., of which Mr. Wright is the majority owner. Premiums paid by the Company and its subsidiaries for this insurance coverage were approximately $1.9 million for the year ended December 31, 1995. The Company and its subsidiaries expect to purchase additional insurance coverage in the future from the Wright Insurance Agency, Inc. The Company believes that the premiums paid to the Wright Insurance Agency, Inc. for the above-described coverage are comparable to those premiums that would be charged by an unaffiliated third party for insurance of similar coverage.

     At December 31, 1995, the Company guaranteed loans to the ESOP made by a financial institution with an aggregate principal balance outstanding of $6.0 million. The loans are to be repaid with interest at rates which range from 7.5% to 7.7% per annum. The proceeds of the loans were used by the ESOP for purchases of the Company's Common Stock.

                 COMPLIANCE WITH SECTION 16 OF THE EXCHANGE ACT

     Section 16(a) of the Securities Exchange Act of 1934, as amended, (the "Exchange Act"), requires the Company's directors and certain officers and persons who own more than ten percent of the Company's Common Stock to file with the SEC reports of ownership and changes in ownership of the Common Stock. Directors, certain officers and greater than ten percent beneficial owners are required by applicable regulations to furnish the Company with all Section 16(a) forms they file.

     Based solely upon a review of the copies of the forms furnished to the Company, or written representations from certain reporting persons that no Form 5 reports were required to be filed, the Company believes that, during 1995 all of its directors and pertinent officers complied with all applicable filing requirements under Section 16(a).

                                AUDITOR SERVICES


     The Company's consolidated financial statements for the year ended December 31, 1995, incorporated by reference in this Proxy Statement were audited by the firm of Deloitte & Touche LLP as set forth in their report with respect thereto. Such firm has been selected as the Company's auditors until replaced by the Board of Directors and is not being submitted for approval or ratification by the shareholders. A representative of such firm will be present at the 1996 Annual Meeting of Shareholders to respond to any appropriate questions and will have the opportunity to make a statement, if he or she so desires.


                             SHAREHOLDER PROPOSALS


     Any shareholder's proposal to be considered by the Company for inclusion in the 1997 Annual Meeting of Shareholders proxy material must be submitted in accordance with applicable regulations of the Securities and Exchange Commission and received by the Company at its principal executive offices no later than January 21, 1997.


     In order for a shareholder to bring any business or nominations before the Annual Meeting, certain conditions set forth in Section 2.8 and Subsection 4.9.2 of the by-laws of the Company must be complied with, including, but not limited to, the delivery of a notice to the Secretary of the Company not less than 60 days in advance of the Annual Meeting, or if fewer than 70 days notice or prior disclosure of the date of the Annual Meeting is given or made to the shareholders, not later than the tenth day following the day on which the notice of the date of the Annual Meeting was mailed or such prior disclosure was made. The requirements as to the form and content of such advance notice are set forth in Section 2.8 and Subsection 4.9.2 of the Company's by-laws, a copy of which is available upon request from the Company's Secretary, at (504) 924-6007.

                INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

     The following documents, previously filed by the Company with the SEC pursuant to the Exchange Act are incorporated herein by reference:


          (a) The Company's Annual Report on Form 10-K for the year ended December 31, 1995 as amended by Amendment No. 1 on Form 10-K/A-1 and Amendment No. 2 on Form 10-K/A-2;



          (b) The Company's Quarterly Report on Form 10-Q for the quarter ended March 31, 1996;



          (c) The Company's Current Report on Form 8-K filed on February 9,
     1996;



          (d) The description of the Company's 6 3/4% PRIDESSM Convertible Preferred Stock contained in the Company's Registration Statement on Form 8-A filed on June 9, 1995;



          (e) The description of the Company's Preferred Share Purchase Rights contained in the Company's Registration Statement on Form 8-A filed on August 5, 1994;



          (f) UCLIC's Annual Report on Form 10-K for the year ended December 31, 1995; and



          (g) UCLIC's Quarterly Report on Form 10-Q for the quarter ended March 31, 1996.



     All documents filed by the Company with the SEC pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act subsequent to the date of this Proxy Statement shall be deemed to be incorporated by reference in this Proxy Statement and to be part hereof from the date of filing of such documents. Any statement contained in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes of this Proxy Statement to the extent that a statement contained herein or in any other subsequently filed document which also is or is deemed to be incorporated by reference herein modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Proxy Statement.


     THE COMPANY WILL PROVIDE WITHOUT CHARGE TO EACH PERSON TO WHOM THIS PROXY STATEMENT IS DELIVERED, ON THE WRITTEN OR ORAL REQUEST OF ANY SUCH PERSON, A COPY OF ANY OR ALL OF THE DOCUMENTS INCORPORATED HEREIN BY REFERENCE (OTHER THAN EXHIBITS TO SUCH DOCUMENTS WHICH ARE NOT SPECIFICALLY INCORPORATED BY REFERENCE IN SUCH DOCUMENTS). WRITTEN REQUESTS FOR SUCH COPIES SHOULD BE DIRECTED TO DALE
E. REDMAN, CHIEF FINANCIAL OFFICER, UNITED COMPANIES FINANCIAL CORPORATION, 4041 ESSEN LANE, BATON ROUGE, LOUISIANA, 70809. TELEPHONE REQUESTS MAY BE DIRECTED TO MR. REDMAN AT (504) 924-6007.

                                 OTHER MATTERS

     The Board of Directors knows of no other matters which may be properly, or are likely to be, brought before the Annual Meeting. However, if any proper matters are brought before the meeting, the persons named in the enclosed Proxy will vote thereon as the Board of Directors recommends.

                                        BY ORDER OF THE BOARD OF DIRECTORS

                                        SHERRY E. ANDERSON,
                                        Secretary

Baton Rouge, Louisiana

May 21, 1996

                                                                       EXHIBIT A
- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------

                             ---------------------


                 AMENDED AND RESTATED STOCK PURCHASE AGREEMENT


                             ---------------------

                                    BETWEEN

                     UNITED COMPANIES FINANCIAL CORPORATION
                                   AS SELLER

                                      AND

                             UC LIFE HOLDING CORP.
                                  AS PURCHASER

                          DATED AS OF JANUARY 30, 1996

- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------

           PURCHASE OF ALL OF THE OUTSTANDING CAPITAL STOCK OF UNITED
                       COMPANIES LIFE INSURANCE COMPANY.

- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------

                               TABLE OF CONTENTS


                                                                                       PAGE
                                                                                       ----
ARTICLE I  DEFINITIONS...............................................................   A-1
  SECTION 1.01. Certain Defined Terms................................................   A-1
ARTICLE II  PURCHASE AND SALE........................................................   A-8
  SECTION 2.01. Purchase and Sale of the Shares......................................   A-8
  SECTION 2.02. Purchase Price.......................................................   A-8
  SECTION 2.03. Closing..............................................................   A-8
  SECTION 2.04. Closing Deliveries by the Seller.....................................   A-8
  SECTION 2.05. Closing Deliveries by the Purchaser..................................   A-8
  SECTION 2.06. Purchase Price Adjustment............................................   A-8
ARTICLE III  REPRESENTATIONS AND WARRANTIES OF THE SELLER............................  A-10
  SECTION 3.01. Organization, Authority and Qualification of the Seller..............  A-10
  SECTION 3.02. Organization, Authority and Qualification of the Company.............  A-10
  SECTION 3.03. Capital Stock of the Company; Ownership of the Shares................  A-11
  SECTION 3.04. Subsidiaries.........................................................  A-11
  SECTION 3.05. Corporate Books and Records..........................................  A-12
  SECTION 3.06. No Conflict..........................................................  A-12
  SECTION 3.07. Governmental and Other Authorizations; Notices and Consents..........  A-12
  SECTION 3.08. Financial Information and Books and Records..........................  A-13
  SECTION 3.09. Reserves.............................................................  A-14
  SECTION 3.10. No Undisclosed Liabilities or Capital Commitments....................  A-14
  SECTION 3.11. Acquired Assets......................................................  A-14
  SECTION 3.12. Conduct in the Ordinary Course; Absence of Certain Changes, Events
                  and Conditions.....................................................  A-15
  SECTION 3.13. Litigation...........................................................  A-17
  SECTION 3.14. Certain Interests....................................................  A-17
  SECTION 3.15. Compliance with Laws.................................................  A-17
  SECTION 3.16. Environmental and Other Permits and Licenses; Related Matters........  A-18
  SECTION 3.17. Material Contracts...................................................  A-19
  SECTION 3.18. Intellectual Property................................................  A-20
  SECTION 3.19. Real Property........................................................  A-21
  SECTION 3.20. Tangible Personal Property...........................................  A-22
  SECTION 3.21. Assets...............................................................  A-22
  SECTION 3.22. Insurance Issued.....................................................  A-22
  SECTION 3.23. Distributors.........................................................  A-23
  SECTION 3.24. Employee Benefit Matters.............................................  A-23
  SECTION 3.25. Labor Matters........................................................  A-25
  SECTION 3.26. Key Employees........................................................  A-26
  SECTION 3.27. Risk Management......................................................  A-26
  SECTION 3.28. Accounts; Lockboxes; Safe Deposit Boxes; Powers of Attorney..........  A-27
  SECTION 3.29. Full Disclosure......................................................  A-27
  SECTION 3.30. Proxy Statement......................................................  A-28
  SECTION 3.31. Brokers..............................................................  A-28
ARTICLE IV  REPRESENTATIONS AND WARRANTIES OF THE PURCHASER..........................  A-28
  SECTION 4.01. Organization and Authority of the Purchaser..........................  A-28
  SECTION 4.02. No Conflict..........................................................  A-28
  SECTION 4.03. Governmental and Other Authorizations; Notices and Consents..........  A-29
  SECTION 4.04. Investment Purpose...................................................  A-29

                                                                                       PAGE
                                                                                       ----
  SECTION 4.05. Litigation...........................................................  A-29
  SECTION 4.06. Brokers..............................................................  A-29
  SECTION 4.07. Organization and Authority of the Guarantor..........................  A-29
  SECTION 4.08. Funding and Assets...................................................  A-29
ARTICLE V  ADDITIONAL AGREEMENTS.....................................................  A-30
  SECTION 5.01. Conduct of Business Prior to the Closing.............................  A-30
  SECTION 5.02. Access to Information................................................  A-31
  SECTION 5.03. Confidentiality by Seller............................................  A-31
  SECTION 5.04. Governmental and Other Authorizations; Notices and Consents..........  A-32
  SECTION 5.05. Notice of Developments...............................................  A-33
  SECTION 5.06. Acquisition Proposals................................................  A-33
  SECTION 5.07. Use of Names and Intellectual Property...............................  A-34
  SECTION 5.08. Non-Competition......................................................  A-34
  SECTION 5.09. Release of Indemnity and other Obligations...........................  A-35
  SECTION 5.10. Further Action.......................................................  A-35
  SECTION 5.11. Release of Liens on Assets...........................................  A-35
  SECTION 5.12. Excluded Assets......................................................  A-35
  SECTION 5.13. Services.............................................................  A-35
  SECTION 5.14. Termination of Inter-Company Arrangements............................  A-36
  SECTION 5.15. Commercial Real Estate Group.........................................  A-36
  SECTION 5.16. Master Loan Sale Agreement...........................................  A-36
  SECTION 5.17. Proxy Statement......................................................  A-37
  SECTION 5.18. Meeting of the Stockholders..........................................  A-37
  SECTION 5.19. Appraisal Rights.....................................................  A-37
  SECTION 5.20. Location.............................................................  A-37
  SECTION 5.21. Rating Agencies......................................................  A-37
  SECTION 5.22. Confidentiality by Purchaser.........................................  A-37
  SECTION 5.23. New Director and Officer Slates......................................  A-38
  SECTION 5.24. Section 338(h)(10) Election..........................................  A-38
  SECTION 5.25. Cash Dividend........................................................  A-38
ARTICLE VI  EMPLOYEE MATTERS.........................................................  A-38
  SECTION 6.01. 401(k) Plan and ESOP.................................................  A-38
  SECTION 6.02. Supplemental Pension Benefits........................................  A-38
  SECTION 6.03. Other Benefits; Qualified Plans......................................  A-38
  SECTION 6.04. No Third Party Beneficiary Rights or Rights to Continued
                  Employment.........................................................  A-39
ARTICLE VII  TAX MATTERS.............................................................  A-39
  SECTION 7.01. Representations and Warranties.......................................  A-39
  SECTION 7.02. Section 338(h)(10) Election..........................................  A-40
  SECTION 7.03. Access to Information................................................  A-41
  SECTION 7.04. Returns and Payments.................................................  A-41
  SECTION 7.05. Indemnity............................................................  A-41
  SECTION 7.06. Contests.............................................................  A-42
  SECTION 7.07. Time of Payment......................................................  A-43
  SECTION 7.08. Cooperation and Exchange of Information..............................  A-44
  SECTION 7.09. Retention of Tax Returns and Records.................................  A-44
  SECTION 7.10. Conveyance Taxes.....................................................  A-44
  SECTION 7.11. Miscellaneous........................................................  A-44
  SECTION 7.12. Refunds of Taxes.....................................................  A-45
  SECTION 7.13. Tax Cooperation by Successors and Assigns............................  A-45

                                                                                       PAGE
                                                                                       ----
ARTICLE VIII  CONDITIONS TO CLOSING..................................................  A-45
  SECTION 8.01. Conditions to Obligations of the Seller..............................  A-45
  SECTION 8.02. Conditions to Obligations of the Purchaser...........................  A-47
ARTICLE IX  SURVIVAL AND INDEMNIFICATION.............................................  A-49
  SECTION 9.01. Survival of Representations, Warranties and Covenants................  A-49
  SECTION 9.02. Indemnification......................................................  A-49
  SECTION 9.03. Limits on Indemnification............................................  A-53
ARTICLE X  TERMINATION AND WAIVER....................................................  A-53
  SECTION 10.01. Termination by the Seller or Purchaser............................... A-53
  SECTION 10.02. Effect of Termination................................................ A-55
  SECTION 10.03. Waiver............................................................... A-55
ARTICLE XI  GENERAL PROVISIONS.......................................................  A-55
  SECTION 11.01. Guarantee............................................................ A-55
  SECTION 11.02. Expenses............................................................. A-55
  SECTION 11.03. Notices.............................................................. A-56
  SECTION 11.04. Public Announcements................................................. A-57
  SECTION 11.05. Headings............................................................. A-57
  SECTION 11.06. Severability......................................................... A-57
  SECTION 11.07. Entire Agreement..................................................... A-57
  SECTION 11.08. Assignment........................................................... A-57
  SECTION 11.09. No Third Party Beneficiaries......................................... A-57
  SECTION 11.10. Amendment............................................................ A-57
  SECTION 11.11. Governing Law........................................................ A-58
  SECTION 11.12. Counterparts......................................................... A-58
  SECTION 11.13. Specific Performance................................................. A-58
  SECTION 11.14. Further Clarification................................................ A-58


DISCLOSURE SCHEDULE

  3.02  Organization, Authority and Qualification of the Company
  3.04  Subsidiaries
  3.07  Governmental Consents and Approvals
  3.10  No Undisclosed Liabilities on Capital Commitments
  3.12 Conduct in the Ordinary Course; Absence of Certain Changes, Events and Conditions
  3.13  Litigation
  3.14  Certain Interests
  3.15  Compliance with Laws
  3.16  Environmental and Other Permits and Licenses; Related Matters
  3.17  Material Contracts
  3.18  Intellectual Property
  3.19  Real Property
  3.20  Tangible Personal Property
  3.22  Insurance Issued
  3.23  Distributors
  3.24  Employee Benefit Matters
  3.25  Labor Matters
  3.26  Key Employees
  3.27  Risk Management
  3.28  Accounts; Lockboxes; Safe Deposit Boxes; Powers of Attorney

  5.01  Certain Prohibited Actions
  5.04  Consents and Approvals
  5.12  Excluded Assets
  7.01  Tax Matters

EXHIBITS

  Exhibit 1       List of Individuals in connection with Special Knowledge Definition
  Exhibit 5.07(a) Seller's Logo
  Exhibit 5.13(a) Company Services
  Exhibit 5.13(c) Seller Services
  Exhibit 5.16    Master Loan Sale Agreement
  Exhibit 8.01(f) Dewey Ballantine Legal Opinion
  Exhibit 8.02(f) Kantrow, Spaht, Weaver & Blizter (A Professional Law Corporation) Legal
                    Opinion
  Exhibit 8.02(v) Term Sheet for Promissory Note

     AMENDED AND RESTATED STOCK PURCHASE AGREEMENT, dated as of January 30, 1996, between UNITED COMPANIES FINANCIAL CORPORATION, a Louisiana company (the "Seller") and UC LIFE HOLDING CORP., a Delaware corporation (the "Purchaser").


                                  WITNESSETH:

     WHEREAS, Seller owns all the issued and outstanding shares (the "Shares") of common stock, $2.00 par value per share (the "Common Stock"), of United Companies Life Insurance Company, a Louisiana stock life insurance company (the "Company");

     WHEREAS, the Seller wishes to sell the Shares to the Purchaser, and the Purchaser wishes to purchase the Shares from the Seller, upon the terms and subject to the conditions set forth herein;

     NOW, THEREFORE, in consideration of the premises and the mutual agreements and covenants hereinafter set forth, the Seller and the Purchaser hereby agree as follows:

                                   ARTICLE I

                                  DEFINITIONS

     SECTION 1.01. Certain Defined Terms. As used in this Agreement, the following terms shall have the following meanings:

     "Accounting Principles" has the meaning specified in Section 2.06.

     "Acquisition Documents" has the meaning specified in Section 9.01.

     "Acquisition Proposal" has the meaning specified in Section 5.06.

     "Action" means any claim, action, suit, arbitration, inquiry, proceeding or investigation by or before any Governmental Authority.

     "Actual Income Statement" has the meaning specified in Section 2.06.

     "Additional Scheduled Information" has the meaning specified in the definition of "Disclosure Schedule".

     "Adjusted Adjustment Amount" has the meaning specified in Section 2.06.

     "Adjustment Amount" has the meaning specified in Section 2.06.

     "Adjustment Period" has the meaning specified in Section 2.06.

     "Affiliate" means, with respect to any specified Person, any other Person that directly, or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with, such specified Person.


     "Agreement" or "this Agreement" means this Amended and Restated Stock Purchase Agreement, dated as of the date set forth in the preamble to this Agreement, between the Seller and the Purchaser (including the Exhibits hereto and the Disclosure Schedule) and all amendments hereto made in accordance with the provisions of Section 11.10.


     "Asset" or "Assets" has the meaning specified in Section 3.21.

     "Balance Sheet" means the statement of assets and the statement of liabilities, surplus and other funds included in the annual statement of the Company filed with, or submitted to, the Louisiana Department for the year ended December 31, 1994, together with all related notes, exhibits and schedules thereto, a copy of each of which has been delivered to the Purchaser by the Seller.

     "Balance Sheet Date" means June 30, 1995.

     "Best" means A.M. Best Company, Inc.

     "Bona Fide Acquisition Proposal" has the meaning set forth in Section
10.01.

     "Business" means the life insurance and annuity business and all other business which are on the date hereof being conducted by the Company and the Subsidiary.

     "Business Day" means any day that is not a Saturday, a Sunday or other day on which banks are required or authorized by law to be closed in The City of New York or Baton Rouge, Louisiana.

     "Calculation Date" has the meaning specified in Section 2.06.


     "Cash Dividend" has the meaning specified in Section 5.25.


     "CERCLA" means the Comprehensive Environmental Response Compensation and Liability Act, 42 U.S.C. Sections 9601 et seq.

     "Cigna Partnership" means CIGNA Mezzanine Partners III, L.P.

     "Claim Notice" has the meaning specified in Section 9.02.

     "Closing" has the meaning specified in Section 2.03.

     "Closing Income Statement" has the meaning specified in Section 2.06.

     "Closing Date" has the meaning specified in Section 2.03.

     "COBRA" means continuation coverage as set forth in Sections 601 and 602 of ERISA.

     "Code" means the Internal Revenue Code of 1986, as amended through the date hereof.

     "Commercial Real Estate Group" has the meaning specified in Section 5.15.

     "Commission" has the meaning specified in Section 3.15.

     "Common Stock" has the meaning specified in the recitals to this Agreement.

     "Company" has the meaning specified in the recitals to this Agreement.

     "Company Annual Statements" has the meaning specified in Section 3.08.

     "Company GAAP Statements" has the meaning specified in Section 3.08.

     "Company Interim GAAP Statement" has the meaning specified in Section 3.08.

     "Company Quarterly Statements" has the meaning specified in Section 3.08.

     "Company Separate Accounts Annual Statement" has the meaning specified in
Section 3.08.

     "Company Services" has the meaning specified in Section 5.13.

     "Consistent With Past Practice" means substantially consistent with the past applicable practice of the Company or the Subsidiary, as applicable, but without regard to inconsistencies of practice resulting from changes in the assets, liabilities, business or products of the Company or the Subsidiary, as applicable.

     "Control" (including, without limitation, the terms "controls", "controlled by" and "under common control with"), with respect to the relationship between or among two or more Persons, means the possession, directly or indirectly, or as trustee or executor, of the power to direct or cause the direction of the affairs or management of a Person, whether through the ownership of voting securities, as trustee or executor, by contract or otherwise, including, without limitation, the ownership, directly or indirectly, of securities having the power to elect a majority of the board of directors or similar body governing the affairs of such Person.

     "Corrected Amount" has the meaning specified in Section 2.06.

     "Dewey Ballantine" means Dewey Ballantine, legal counsel to the Purchaser and the Guarantor in connection with this Agreement and the transactions contemplated hereby.

     "D&P" means Duff & Phelps Credit Rating Co.

     "Disclosure Schedule" means the schedules attached hereto and delivered to the Purchaser by the Seller together with this Agreement, as amended in writing from time to time during the period commencing on the date hereof through the date that is 5 Business Days prior to the Closing Date by delivery by the Seller to the Purchaser (information contained in such amendments to the Disclosure Schedule shall be referred to as "Additional Scheduled Information").

     "Encumbrance" or "Encumbrances" means any security interest, pledge, mortgage, lien (including, without limitation, environmental and tax liens), charge, encumbrance, adverse claim, preferential arrangement or restriction of any kind, including, without limitation, any restriction on the use, voting, transfer, receipt of income or other exercise of any attributes of ownership; provided, however, that such term does not include the right, if any, imposed by applicable insurance laws of insurance regulatory authorities to attach such an encumbrance upon occurrence of certain violations of applicable insurance laws or regulations; provided, further, that the exercise of such right by any such authority, or the existence of any such encumbrance due to the exercise of such regulatory authority, shall be included in the definition of Encumbrance.

     "Enhanced Special Knowledge" means (subject to Section 11.14 hereof) (i) Special Knowledge and (ii) those facts, circumstances and information which the Seller Knowledge Group should have known in the reasonable conduct of the Business prior to the Closing Date.

     "Environmental Claims" means any and all administrative, regulatory or judicial actions, suits, demands, demand letters, claims, liens, notices of non-compliance or violation, notices of liability or potential liability, investigations, proceedings, settlements, consent orders or consent agreements by any Person relating in any way to, any Environmental Law, Environmental Permits or Hazardous Materials, or arising from alleged injury or threat of injury to health, safety or the environment.

     "Environmental Law" means any Law, now or hereafter in effect and as amended, and any judicial or administrative interpretation thereof, including, without limitation, any judicial or administrative order, consent decree or judgment, relating to or addressing the environment, health, safety or Hazardous Materials.

     "Environmental Lien" means a lien in favor of any Governmental Authority for any (a) liability under any Environmental Law, or (b) damages arising from, or costs incurred by, such Governmental Authority in response to a Release of a Hazardous Material.

     "Environmental Permits" means all Permits required under any applicable Environmental Law.

     "ERISA" has the meaning specified in Section 3.24.

     "Exchange Act" means the Securities Exchange Act of 1934, as amended.

     "Excluded Assets" has the meaning specified in Section 5.12.

     "Excluded Assets Value Amount" has the meaning specified in Section 5.12.

     "Financial Statements" has the meaning specified in Section 3.08.

     "GAAP" means United States generally accepted accounting principles and practices as in effect at the time of preparation and delivery of the applicable Financial Statements.

     "Governmental Authority" means any United States federal, state or local or any foreign government, governmental, regulatory or administrative authority, agency or commission or any court, tribunal, or judicial or arbitral body.

     "Governmental Order" or "Governmental Orders" means any order, writ, judgment, injunction, decree, stipulation, determination or award entered by or with any Governmental Authority.

     "Guarantor" has the meaning specified in Section 4.07.

     "Hazardous Materials" means any pollutant, hazardous substance, radioactive substance, toxic substance, hazardous waste, medical waste, radioactive waste, special waste, petroleum or petroleum-derived substance or waste, asbestos, polychlorinated biphenyls, or any hazardous or toxic constituent thereof and includes, but is not limited to, any substance defined in or regulated under any Environmental Law.

     "HSR Act" means the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and the rules and regulations promulgated thereunder.

     "Indebtedness" means, with respect to any Person, (a) all indebtedness of such Person, whether or not contingent, for borrowed money, (b) all obligations of such Person for the deferred purchase price of property or services, (c) all obligations of such Person evidenced by notes, bonds, debentures or other similar instruments, (d) all indebtedness created or arising under any conditional sale or other title retention agreement with respect to property acquired by such Person (even though the rights and remedies of the seller or lender under such agreement in the event of default are limited to repossession or sale of such property), (e) all obligations of such Person as lessee under leases that have been or should be, in accordance with GAAP, recorded as capital leases, (f) all obligations, contingent or otherwise, of such Person under acceptance, letter of credit or similar facilities, (g) all obligations of such Person to purchase, redeem, retire, defease or otherwise acquire for value any capital stock of such Person or any warrants, rights or options to acquire such capital stock, valued, in the case of redeemable preferred stock, at the greater of its voluntary or involuntary liquidation preference plus accrued and unpaid dividends, (h) all Indebtedness of others referred to in clauses (a) through (f) above guaranteed directly or indirectly in any manner by such Person, or in effect guaranteed directly or indirectly by such Person through an agreement (i) to pay or purchase such Indebtedness or to advance or supply funds for the payment or purchase of such Indebtedness, (ii) to purchase, sell or lease (as lessee or lessor) property, or to purchase or sell services, primarily for the purpose of enabling the debtor to make payment of such Indebtedness or to assure the holder of such Indebtedness against loss, (iii) to supply funds to or in any other manner invest in the debtor (including, without limitation, any agreement to pay for property or services irrespective of whether such property is received or such services are rendered) or (iv) otherwise to assure a creditor against loss, and (i) all Indebtedness referred to in clauses (a) through (f) above secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Encumbrance on property (including, without limitation, accounts and contract rights) owned by such Person, even though such Person has not assumed or become liable for the payment of such Indebtedness.

     "Indemnified Party" has the meaning specified in Section 9.02.

     "Indemnifying Party" has the meaning specified in Section 9.02.

     "Indemnity Notice" has the meaning specified in Section 9.02.

     "Intellectual Property" means (a) trademarks, service marks, trade dress, logos, trade names and corporate names, whether or not registered, (b) copyrights, whether or not registered, (c) registrations of and applications for registration of any of the foregoing, (d) computer software, including, without limitation, source code, operating systems and specifications, data, data bases, files, documentation and other materials related thereto, data and documentation, (e) trade secrets and confidential, technical and business information, and (f) whether or not confidential, technology (including, without limitation, know-how and show-how), research and development information, drawings, plans, proposals, technical data, copyrightable works, financial, marketing and business data, pricing information, business and marketing plans and distributor, policyholder, contractholder and supplier lists and information.

     "Inter-Company Arrangements" has the meaning specified in Section 3.14.

     "Investment Advisers Act" means the Investment Advisers Act of 1940, as amended.

     "IRS" means the Internal Revenue Service of the United States.

     "Law" or "Laws" means any United States federal, state, local or foreign statute, law, ordinance, regulation, rule, code, order, Permit other requirement or rule of law.

     "Lease" for purposes of Sections 3.17, 3.19 and 3.20 means any and all leases, subleases, sale/leaseback agreements or similar arrangements, whether or not capitalized.

     "Leased Real Property" means the real property leased by the Company or the Subsidiary, as tenant, together with, to the extent leased by the Company or the Subsidiary, all buildings and other structures, facilities or improvements currently or hereafter located thereon, all fixtures, systems, equipment and items of personal property of the Company or the Subsidiary attached or appurtenant thereto, and all easements, licenses, rights and appurtenances relating to the foregoing.

     "Lender MAEs" means those changes in economic conditions, interest rates or stock or debt markets (such as, without limitation as to other such changes, suspensions of trading on major stock exchanges, a general moratorium on commercial banking activities, and an outbreak of hostilities), the absence of which are customarily included by lenders in standard loan documentation (including, without limitation, commitment letters) for loans in connection with leveraged acquisitions as conditions precedent to the lender's or lenders' requirement to close the lending transaction.

     "Liabilities" means any and all debts, liabilities and obligations, whether accrued or fixed, absolute or contingent, matured or unmatured or determined or determinable, including, without limitation, those arising under any Law (including, without limitation, any Environmental Law), Action or Governmental Order and those arising under any contract, agreement, arrangement, commitment or undertaking.

     "Licensed Intellectual Property" means all Intellectual Property licensed or sublicensed to the Company or the Subsidiary from a third party.

     "Losses" has the meaning specified in Section 9.02.

     "Louisiana Department" means the Department of Insurance of the State of Louisiana.

     "Louisiana Lease" has the meaning specified in Section 5.20.

     "Master Loan Sale Agreement" has the meaning specified in Section 5.16.

     "Material Adverse Effect" means any circumstance, change in, or effect on the Business, the Company and the Subsidiary taken as a whole (other than changes in market interest rates or general economic conditions (except for any of the foregoing which are Lender MAEs)) that, individually or in the aggregate with any other circumstances, changes in, or effects on, the Business, the Company and the Subsidiary taken as a whole: (a) is or is reasonably likely to be materially adverse to the business, operations, prospects, results of operations or financial condition of the Company and the Subsidiary, taken as a whole, or (b) is reasonably likely to adversely affect the ability of the Purchaser, the Company or the Subsidiary to operate or conduct the Business in the manner in which it is currently operated or conducted by the Company and the Subsidiary.

     "Material Contracts" has the meaning specified in Section 3.17.

     "Multiemployer Plan" has the meaning specified in Section 3.24.

     "Multiple Employer Plan" has the meaning specified in Section 3.24.

     "Name" has the meaning specified in Section 5.07.

     "Notice Period" has the meaning specified in Section 9.02.

     "Other Departments" has the meaning specified in Section 3.08.

     "Owned Intellectual Property" means all Intellectual Property in and to which the Company or the Subsidiary holds, or has a right to hold, right, title and interest.

     "Owned Real Property" means the real property owned by the Company or the Subsidiary prior to the Closing (including any properties then in the process of being foreclosed), together with all buildings and other structures, facilities or improvements currently or hereafter located thereon, all fixtures, systems, equipment and items of personal property of the Company or the Subsidiary attached or appurtenant thereto and all easements, licenses, rights and appurtenances relating to the foregoing.

     "Permits" has the meaning specified in Section 3.16.

     "Permitted Encumbrances" means such of the following as to which no enforcement, collection, execution, levy or foreclosure proceeding shall have been commenced: (a) liens for taxes, assessments and governmental charges or levies not yet due and payable which are not in excess of $100,000 in the aggregate or which are being contested in good faith and for which reserves in accordance with GAAP have been established on the Financial Statements; (b) Encumbrances imposed by law, such as materialmen's, mechanics', carriers', workmen's and repairmen's liens and other similar liens arising in the ordinary course of business securing obligations that (i) are not overdue for a period of more than 30 days or (ii) are not in excess of $100,000 in the case of a single property or $250,000 in the aggregate at any time or which are being contested in good faith and for which reserves in accordance with GAAP have been established on the Financial Statements; (c) pledges or deposits to secure obligations under workers' compensation laws or similar legislation or to secure public or statutory obligations; (d) Liens related to deposits to secure policyholders' obligations as required by the insurance departments of the various states; and (e) minor survey exceptions, reciprocal easement agreements and other customary encumbrances on title to real property that (i) were not incurred in connection with any Indebtedness, (ii) do not render title to the property encumbered thereby unmarketable and (iii) do not, individually or in the aggregate, materially adversely affect the value or use of such property for its current and reasonably foreseeable purposes.

     "Person" means any individual, partnership, firm, corporation, association, trust, unincorporated organization, governmental authority or other entity, as well as any syndicate or group that would be deemed to be a person under Section 13(d)(3) of the Exchange Act.

     "Plans" has the meaning specified in Section 3.24.

     "Pooling and Servicing Agreements" has the meaning specified in Section
5.15.

     "Promissory Note" means specified in Section 8.02.

     "Proxy Statement" has the meaning specified in Section 3.30.

     "Purchase Price" has the meaning specified in Section 2.02.

     "Purchase Price Bank Account" means a bank account in the United States of America to be designated by the Seller in a written notice to the Purchaser at least five Business Days before the Closing.

     "Purchaser" has the meaning specified in the preamble to this Agreement.

     "Purchaser Knowledge" means the actual knowledge of the Purchaser Knowledge Group at or prior to the Closing Date or which the Purchaser Knowledge Group is conclusively presumed to know, based on facts, circumstances or information contained or described at any time prior to the Closing Date in the books, records, files or other documents of the Purchaser Knowledge Group. For purposes hereof, "Purchaser Knowledge Group" means each of Messrs. David J. Stone, James
P. McDermott, Charles Lubochinski, Michael Prager and Steven W. Fickes.

     "Purchaser Knowledge Group" has the meaning specified in the definition of "Purchaser Knowledge."

     "Real Property" means the Leased Real Property and the Owned Real Property.

     "Regulations" means the Treasury Regulations (including, without limitation, Temporary Regulations) promulgated by the United States Department of Treasury with respect to the Code or other federal tax statutes and in effect as of the date hereof.

     "Release" means the release or threatened release, spill, emission, leaking, pumping, injection, deposit, disposal, discharge, dispersal, leaching or migrating into the indoor or outdoor environment of any Hazardous Material.

     "Reserve Liabilities" has the meaning specified in Section 3.09.

     "Returns" has the meaning specified in Section 7.01.

     "S&P" means Standard & Poor's Corporation.

     "SAP" means, with respect to an insurance company, the accounting practices prescribed or permitted by the National Association of Insurance Commissioners and the insurance regulatory authority in the state in which such insurance company is domiciled.

     "SAP Statements" means the Company Annual Statements and the Company Quarterly Statements.

     "Section 338(h)(10) Election" has the meaning specified in Section 7.02.

     "Section 338 Forms" has the meaning specified in Section 7.02.

     "Secured Real Property" has the meaning specified in Section 3.16.

     "Seller" has the meaning specified in the preamble to this Agreement.

     "Seller Group" has the meaning specified in Section 7.01.

     "Seller Group Consolidated Returns" has the meaning specified in Section 7.01.

     "Seller Master Loan Sale Parties" has the meaning specified in Section
3.01.

     "Seller Services" has the meaning specified in Section 5.13.

     "Seller's Accountants" means Deloitte & Touche, LLP independent accountants of the Seller.

     "Seller's Knowledge Group" has the meaning specified in the definition of "Special Knowledge."

     "Shares" has the meaning specified in the recitals to this Agreement.

     "Special Knowledge" means (subject to Section 11.14 hereof) the actual knowledge of the executive officers of the Seller or the subsidiaries of the Seller (including, without limitation, the Company and the Subsidiary) at or prior to the Closing Date (collectively, the "Seller's Knowledge Group") or which the Seller's Knowledge Group is conclusively presumed to know, based on facts, circumstances or information contained or described at any time prior to the date hereof in the books, records, files or other documents of Seller, the Company, the Subsidiary or any other subsidiary of the foregoing. For purposes hereof, the executive officers of the Seller or the subsidiaries of Seller shall mean the individuals listed on Exhibit 1 hereto.

     "Special Meeting" has the meaning specified in Section 3.30.

     "Statutory Statements" has the meaning specified in Section 3.08.

     "Subsidiary" means United Variable, the only entity which is controlled by the Company directly or indirectly through one or more intermediaries.

     "Tangible Personal Property" has the meaning specified in Section 3.20.

     "Tax" or "Taxes" means any and all taxes, fees, levies, duties, tariffs, imposts, and other charges of any kind (together with any and all interest, penalties, additions to tax and additional amounts imposed with respect thereto) imposed by any government or taxing authority, including, without limitation: taxes or other charges on or with respect to income, franchises, windfall or other profits, gross receipts, premiums, property, sales, use, capital stock, payroll, employment, social security, workers' compensation, unemployment compensation, or net worth; taxes or other charges in the nature of excise, withholding, ad valorem, stamp, transfer, value added, or gains taxes; license, registration and documentation fees; and customs duties, tariffs, and similar charges.

     "Tax Returns" has the meaning specified in Section 7.01.

     "Third Party" has the meaning specified in Section 5.06.

     "Third Party Claim" has the meaning specified in Section 9.02.

     "United Variable" means United Variable Services, Inc., a Louisiana corporation which is wholly-owned by the Company.

     "401(k) and ESOP Plans" has the meaning specified in Section 6.01.13

                                   ARTICLE II

                               PURCHASE AND SALE

     SECTION 2.01. Purchase and Sale of the Shares. Upon the terms and subject to the conditions of this Agreement, at the Closing, the Seller shall sell to the Purchaser, and the Purchaser shall purchase from the Seller, the Shares.

     SECTION 2.02. Purchase Price. The aggregate purchase price for the Shares shall be $164 million in cash (the "Purchase Price"), as adjusted pursuant to
Section 2.06.


     SECTION 2.03. Closing. Upon the terms and subject to the conditions of this Agreement, the sale and purchase of the Shares contemplated by this Agreement shall take place at a closing (the "Closing") to be held at the offices of Dewey Ballantine, 1301 Avenue of the Americas, New York, New York at 10:00 A.M. New York time on the last day of the calendar month following the later to occur of
(i) expiration or termination of all applicable waiting periods under the HSR Act and (ii) receipt of the last required approval or consent to consummate this Agreement, or at such other place or at such other time or on such other date as the Seller and the Purchaser may mutually agree upon in writing (the day on which the Closing takes place being the "Closing Date"). Immediately prior to the Closing, Seller shall cause the Company to distribute to Seller the Cash Dividend as set forth in Section 5.25 and the Excluded Assets as set forth in
Section 5.12.


     SECTION 2.04. Closing Deliveries by the Seller. At the Closing, the Seller shall deliver or cause to be delivered to the Purchaser:

          (a) stock certificates evidencing the Shares duly endorsed in blank, or accompanied by stock powers duly executed in blank, in form satisfactory to the Purchaser and with all required stock transfer tax stamps affixed, if applicable;


          (b) a receipt from the Seller for (i) the Purchase Price minus the Cash Dividend and the Excluded Assets Value Amount, (ii) the Adjustment Amount and (iii) the Promissory Note; and


          (c) the opinions, certificates and other documents required to be delivered pursuant hereto.

     SECTION 2.05. Closing Deliveries by the Purchaser. (a) At the Closing, the Purchaser shall deliver to the Seller:


          (i) the Purchase Price minus the Cash Dividend and the Excluded Assets Value Amount plus the Adjustment Amount by wire transfer in immediately available funds to the Purchase Price Bank Account or as requested by Seller; and


          (ii) the Promissory Note registered in the name of Seller; and

          (iii) the opinions, certificates and other documents required to be delivered pursuant hereto.

     (b) At the Closing, the Purchaser shall deliver to the Company the Excluded Assets Value Amount, as determined in accordance with Section 5.12(b), by wire transfer in immediately available funds to one or more accounts designated by the Company.


     SECTION 2.06. Purchase Price Adjustment. (a) Subject to and in accordance with the procedures set forth in this Section 2.06, the Cash Purchase Price shall be increased by an amount (the "Adjustment Amount") equal to the income of the Company, computed in accordance with GAAP net of all applicable income Taxes and excluding any capital gains or losses (provided, however, that capital gains or losses attributable to the Cigna Partnership, to the extent not otherwise included in income, shall be included), for the period beginning on January 1, 1996 and ending on the Closing Date (the "Adjustment Period"), which amount may be adjusted following the Closing in accordance with this Section 2.06; provided, however, that the Adjustment Amount shall not include any income or liability for Taxes arising from the Section 338(h)(10) Election, and for the distribution of the Excluded Assets, or transfer of the Commercial Real Estate Group or the payment or the Cash Dividend.

     (b) Not less than ten calendar days prior to the Closing Date (the "Calculation Date"), Seller shall deliver to the Purchaser (i) an unaudited consolidated income statement of the Company for the Adjustment Period which shall include a projection of income from the Calculation Date through the Closing Date (the "Closing Income Statement") and (ii) Seller's calculation of the Adjustment Amount. Such Closing Income Statement shall be (i) prepared in accordance with GAAP and on the basis of the same accounting principles, consistently applied, as used in the preparation of the Company's most recent annual GAAP financial statements previously provided to the Purchaser, other than the normal estimation of accruals and normal year end audit adjustments (the "Accounting Principles") and (iii) certified by the chief financial officer of the Seller as fairly presenting in all material respects, in accordance with the Accounting Principles, the Adjustment Amount.

     (c) No less than five calendar days prior to the Closing Date, the Purchaser shall in good faith notify Seller in writing of any objections based on an indication of manifest error in Seller's calculation of the Adjustment Amount. If the Purchaser does not so notify Seller, then on the Closing Date, the Adjustment Amount will be paid by the Purchaser to the Seller in addition to the Cash Purchase Price, as provided in Section 2.05(a).

     (d) If the Purchaser shall in good faith give such notice of objection no less than five calendar days prior to the Closing Date, the Purchaser and Seller shall negotiate in good faith to resolve all or any part of such dispute on or prior to the Closing Date, and the amount as so agreed, if any, will be paid by the Purchaser to the Seller in addition to the Cash Purchase Price. If, after such good faith negotiations, Purchaser and Seller are nevertheless unable to agree as to any portion of the Adjustment Amount, such portion shall not be paid at the Closing, and shall be determined and paid pursuant to subsections (e) through (h) below.

     (e) As promptly as practicable, but in any event within 60 calendar days following the Closing Date, the Purchaser shall deliver to the Seller a consolidated income statement of the Company for the Adjustment Period prepared on the basis of the Accounting Principles consistently applied in accordance with past practice (the "Actual Income Statement") which will include a separate calculation of the actual income of the Company completed in accordance with GAAP, net of all applicable Taxes and excluding any capital gains or losses (provided, however, that capital gains or losses attributable to the Cigna Partnership, to the extent not otherwise included in income, shall be included), during the Adjustment Period (the "Adjusted Adjustment Amount").

     (f) Seller (and its advisors) shall be entitled to review, and the Purchaser shall make available for review at mutually agreeable times and places, the work papers, schedules, memoranda and other documents used by the Purchaser and its advisors in the preparation of the Actual Income Statement and calculation of the Adjusted Adjustment Amount. Such review, and any review or determination by the independent public accountants referred to below, shall be only for the limited purposes of calculating the Adjusted Adjustment Amount, and shall not be used for any other purpose. If Seller shall in good faith disagree with the Purchaser's calculation of the Adjusted Adjustment Amount, it shall deliver a notice to the Purchaser, within 20 Business Days after completion of such review by Seller, which review shall take no longer than 20 Business Days following delivery to Seller of such calculation, setting forth Seller's disagreement with such calculation and setting forth Seller's calculation of such amount. A failure to give such notice within such period shall be deemed to constitute Seller's acceptance of such calculation. If Seller gives such notice, Seller and the Purchaser shall, during the 20 Business Days after delivery to the Purchaser of such notice, negotiate in good faith to resolve the disagreement. If at the end of such 20 Business Days period no resolution is reached, either party may request that the disagreement be resolved by a firm of independent public accountants of national recognition agreed upon by Seller and the Purchaser (it being agreed that, in the absence of a further agreement, the firm of Coopers & Lybrand, L.L.P. will be mutually agreeable to Seller and the Purchaser). The calculation of the Adjusted Adjustment Amount shall be made by such firm within the range of the respective calculations of the Purchaser and the Seller and when so made shall be conclusive, and shall be binding on, and nonappealable by, the parties. The fees and disbursements of such firm shall be borne by the party requesting such independent audit, or equally by the parties requesting such audit.

     (g) The difference between the Adjustment Amount, or, if not previously paid in full, the portion thereof that was paid by the Purchaser to the Seller at the Closing, and the Adjusted Adjustment Amount (the "Corrected Amount") shall be paid to Seller by the Purchaser or to the Purchaser by Seller, as applicable. If the Adjustment Amount, or, if not previously paid in full, the portion thereof that was paid by the Purchaser to the Seller at the Closing equals the Adjusted Adjustment Amount, no payment by the Purchaser or Seller shall be made. If the Purchaser or Seller is required to make a payment pursuant to this Section, such payment shall be made no later than two Business Days after (i) the parties agree to the Corrected Amount or (ii) the independent auditor provided for above calculates the Corrected Amount, as applicable, and shall be in immediately available funds by wire transfer to an account designated by the party entitled to receive the Corrected Amount.

     (h) The Corrected Amount shall be accompanied by the payment of interest at the prime rate from the Closing Date to the date of additional payment or refund, as the case may be. For this purpose, the "prime rate" shall mean the rate announced by the Bank of New York at its principal office as its prime commercial lending rate as of the Closing Date.

                                  ARTICLE III

                         REPRESENTATIONS AND WARRANTIES
                                 OF THE SELLER

     Subject to the terms and conditions of this Agreement, the Seller hereby represents and warrants to the Purchaser as of the date hereof, except as may otherwise be set forth on the Disclosure Schedule, as set forth in Sections 3.01 through 3.32, as follows:


     SECTION 3.01. Organization, Authority and Qualification of the Seller. The Seller is a corporation duly organized, validly existing and in good standing under the laws of the State of Louisiana and has all necessary power and authority to enter into this Agreement, to carry out its obligations hereunder and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement by the Seller, the performance by the Seller of its obligations hereunder and the consummation by the Seller of the transactions contemplated hereby have been duly authorized by all requisite action on the part of the Seller other than approval by its shareholders. This Agreement has been duly executed and delivered by the Seller, and (assuming due authorization, execution and delivery by the Purchaser) upon receipt of the requisite approval by its shareholders, and the necessary approvals by Governmental Authorities, this Agreement will constitute a legal, valid and binding obligation of the Seller enforceable against the Seller in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting rights of creditors of insurance companies, rights of creditors generally or by general principles of equity. The Affiliates of Seller which are parties to the Master Loan Sale Agreement (the "Seller Master Loan Sale Parties") shall have at the Closing each taken all requisite action to authorize the Master Loan Sale Agreement, and shall have at the Closing all necessary power and authority to enter into the Master Loan Sale Agreement and to consummate the transactions contemplated thereby. The Master Loan Sale Agreement, upon its execution and delivery by Purchaser and the Seller Master Loan Sale Parties, will constitute a legal, valid and binding obligation of the Seller Master Loan Sale Parties enforceable against the Seller Master Loan Sale Parties in accordance with its terms except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting rights of creditors of insurance companies, rights of creditors generally or by general principles of equity.


     SECTION 3.02. Organization, Authority and Qualification of the Company. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Louisiana and has all necessary power and authority to own, operate or lease the properties and assets now owned, operated or leased by it and to conduct the Business. The Company is duly licensed or qualified to do business and is in good standing in each jurisdiction in which the properties owned or leased by it or the operation of its business makes such licensing or qualification necessary, other than those jurisdictions where the failure to be so licensed or qualified are not reasonably likely to have a Material Adverse Effect, and all such jurisdictions are set forth on Section
3.02 of the Disclosure Schedule. The Company is licensed to write life and health insurance, which includes fixed annuities, and variable products, which include variable annuities, in each of the jurisdictions listed in Section 3.02 of the Disclosure Schedule (which also specifies each jurisdiction as to which the license held by the Company specifically authorizes reinsurance activities). All of the foregoing registrations, licenses, qualifications and memberships are in full force and effect and neither the Company nor the Subsidiary has received any notice of any event, inquiry, investigation or proceeding that is reasonably likely to result in the suspension, revocation or limitation of any such registration, license, qualification or membership, and to the best knowledge of the Seller, there is no sustainable basis for any such suspension, revocation or limitation. All corporate actions taken by the Company have been duly authorized, and the Company has not taken any action that in any respect conflicts with, constitutes a default under or results in a violation of any provision of its Articles of Incorporation or By-laws except where such actions taken or not taken are not reasonably likely to have a Material Adverse Effect. True and correct copies of the Articles of Incorporation and By-laws of the Company, each as in effect on the date hereof, have been delivered by the Seller to the Purchaser.

     SECTION 3.03. Capital Stock of the Company; Ownership of the Shares. (a) The authorized capital stock of the Company consists of 4,200,528 shares of Common Stock. As of the date hereof, 4,200,528 shares of Common Stock are issued and outstanding, all of which are validly issued, fully paid and nonassessable. None of the issued and outstanding shares of Common Stock was issued in violation of any preemptive rights.

     (b) There are no options, warrants, convertible securities or other rights, agreements, arrangements or commitments of any character relating to the capital stock of the Company or obligating the Seller or the Company to issue or sell any shares of capital stock of, or any securities or obligations convertible into or exchangeable for shares of capital stock of the Company, or any other interest in, the Company.

     (c) The Shares constitute all the issued and outstanding capital stock of the Company and are owned of record and beneficially solely by Seller and are registered in the name of Seller free and clear of all Encumbrances. Upon consummation of the transactions contemplated by this Agreement and registration of the Shares in the name of the Purchaser in the stock records of the Company, the Purchaser, assuming it shall have purchased the Shares for value in good faith and without notice of any adverse claim, will own all the issued and outstanding capital stock of the Company free and clear of all Encumbrances other than those, if any, created by the Purchaser.

     (d) There are no voting trusts, stockholder agreements, proxies or other agreements or understandings in effect with respect to the voting or transfer of any of the Shares.

     SECTION 3.04. Subsidiaries. (a) There are no Subsidiaries other than United Variable. Section 3.04 of the Disclosure Schedule sets forth, with respect to the Subsidiary, the jurisdiction and date of its incorporation, its authorized capital stock, the number and type of its issued and outstanding shares of capital stock and the current ownership of such shares.

     (b) The Company is not a member of (nor is any part of the Business conducted through) any partnership other than those identified in Section 3.04 of the Disclosure Schedule. The Company is not a participant in any joint venture or similar arrangement.

     (c) The Subsidiary is a corporation duly organized, validly existing and in good standing under the laws of the State of Louisiana and has all necessary power and authority to own, operate or lease the properties and assets now owned, operated or leased by it and to conduct its business. The Subsidiary is duly licensed or qualified to do business and is in good standing in each jurisdiction in which the properties owned or leased by it or the operation of its business makes such licensing or qualification necessary, other than those jurisdictions where the failure to be so qualified or licensed is not reasonably likely to have a Material Adverse Effect, and all such jurisdictions are set forth on Section 3.04(a) of the Disclosure Schedule. The Subsidiary is a registered broker-dealer under the Exchange Act and, in connection with its present business activities, is not required to register as a broker-dealer in any state. The Subsidiary is a registered investment adviser under the Investment Advisers Act and, in connection with its present business activities, is not required to register as an investment adviser in any state, other than those jurisdictions where the failure to be so registered is not reasonably likely to have a Material Adverse Effect. All of the foregoing registrations, licenses, qualifications and memberships are in full force and effect and the Subsidiary has not received any notice of any event, inquiry, investigation or proceeding that is reasonably likely to result in the suspension, revocation or limitation of any such registration, license, qualification or membership, and to the best knowledge of the Seller, there is no sustainable basis for any such suspension, revocation or limitation.

     (d) All the outstanding shares of capital stock of the Subsidiary are validly issued, fully paid, nonassessable, free of preemptive rights and owned by the Company, free and clear of all Encumbrances.

     (e) There are no options, warrants, convertible securities, or other rights, agreements, arrangements or commitments of any character relating to the capital stock of the Subsidiary or obligating the Seller, the Company or the Subsidiary to issue or sell any shares of capital stock of, or any other interest in, the Subsidiary.

     (f) All corporate actions taken by the Subsidiary have been duly authorized and the Subsidiary has not taken any action that in any respect conflicts with, constitutes a default under or results in a violation of any provision of, its charter or by-laws (or similar organizational documents) except where such actions taken or not taken are not reasonably likely to have a Material Adverse Effect. True and complete copies of the charter and by-laws (or similar organizational documents), in each case as in effect on the date hereof, of the Subsidiary have been delivered by the Seller to the Purchaser.

     (g) The Subsidiary is not a member of (nor is any part of its business conducted through) any partnership nor is the Subsidiary a participant in any joint venture or similar arrangement.

     (h) There are no voting trusts, stockholder agreements, proxies or other agreements or understandings in effect with respect to the voting or transfer of any shares of capital stock of or any other interests in the Subsidiary.

     SECTION 3.05. Corporate Books and Records. The minute books of the Company and the Subsidiary contain minutes of all meetings of, and accurately reflect all material actions taken by, the stockholders, Boards of Directors and all committees of the Boards of Directors of the Company and the Subsidiary. Complete and accurate copies of all such minute books of the Company and the Subsidiary from and after 1979 have been made available to the Purchaser by the Seller.

     SECTION 3.06. No Conflict. Assuming that the requisite approval of the shareholders of the Seller is obtained and that all consents, approvals, authorizations and other actions described in Section 3.07 have been obtained and all filings and notifications listed in Section 3.07 of the Disclosure Schedule have been made, the execution, delivery and performance of this Agreement by the Seller do not and will not (a) violate, conflict with or result in the breach of any provision of the charter or by-laws (or similar organizational documents) of the Seller, the Company or the Subsidiary, (b) conflict with or violate (or cause an event which would be reasonably likely to have a Material Adverse Effect as a result of) any Law or Governmental Order applicable to the Seller, the Company, the Subsidiary or any of their respective assets, properties or businesses, including, without limitation, the Business, except where such conflict or violation is not reasonably likely to have a Material Adverse Effect or (c) conflict with, result in any breach of, constitute a default (or event which with the giving of notice or the lapse of time, or both, would become a default) under, require any consent under, or give to others any rights of termination, amendment, acceleration, suspension, revocation or cancellation of, or result in the creation of any Encumbrance on any of the Shares or on any of the assets or properties of the Seller, the Company or the Subsidiary pursuant to any note, bond, mortgage or indenture, contract, agreement, lease, sublease, license, permit, franchise or other instrument or arrangement to which the Seller, the Company or the Subsidiary is a party or by which any of the Shares or any of such assets or properties is bound or affected except where such conflict or breach is not reasonably likely to have a Material Adverse Effect.

     SECTION 3.07. Governmental and Other Authorizations; Notices and Consents.
(a) The execution, delivery and performance of this Agreement do not and will not require any consent, approval, authorization or other order of, action by, filing with or notification to any Governmental Authority or any other third party, except (a) as required by the insurance laws of the State of Louisiana and any other state in which the

Company is doing business, (b) the notification requirements of the HSR Act and
(c) as set forth on Section 3.07 of the Disclosure Schedule.

     (b) The Seller does not have knowledge of any facts or circumstances pertaining to the Purchaser which are reasonably likely to prevent the parties hereto from obtaining the governmental consents and approvals contemplated by
Section 3.07(a).

     SECTION 3.08. Financial Information and Books and Records. (a) The Seller has previously furnished, and for the period ended December 31, 1995 will furnish, to the Purchaser true and complete copies of (i) the audited consolidated GAAP balance sheet of the Company and its Subsidiary for each of the fiscal years ended as of December 31, 1995, December 31, 1994 and December 31, 1993, and the related audited GAAP consolidated statements of earnings, stockholder's equity and cash flows for each of such periods then ended together with all related notes and schedules thereto, accompanied by the reports thereon of the Company and the Seller's Accountants, which reports shall be "unqualified" except for references therein to adoption of new accounting policies agreed to by the auditors (collectively referred to herein as the "Company GAAP Statements") and (ii) the unaudited GAAP consolidated balance sheets of the Company and its Subsidiary as of March 31, June 30, September 30 and December 31, 1995, the end of each fiscal quarter thereafter and the related unaudited GAAP consolidated statements of earnings, stockholder's equity and cash flows for each three-month period then ended, together with all related notes and schedules thereto (collectively referred to herein as the "Company Interim GAAP Statements" and, together with the Company GAAP Statements, the "Financial Statements"). The Financial Statements (i) were or will be prepared in accordance with the books of account and other financial records of the Company and the Subsidiary, (ii) present or will present fairly in all material respects the consolidated financial condition and results of operations of the Company and the Subsidiary as of the dates thereof or for the periods covered thereby in accordance with GAAP, applied on a basis consistent with the past practices of the Company except as noted therein and (iii) include or will include all adjustments that are necessary for a fair presentation of the consolidated financial condition and the results of the operations of the Company and the Subsidiary as of the dates thereof or for the periods covered thereby in accordance with GAAP (subject, in the case of the Company Interim GAAP Statements, to normal estimation of accruals and normal year-end audit adjustments).

     (b) The Seller has previously furnished, and for the period ended December 31, 1995 will furnish, to the Purchaser true and complete copies of (i) the statutory annual statement of the Company filed with or submitted to the Louisiana Department, and any other state department of insurance or similar regulatory authority with which the Company has filed statutory annual statements which are different from those filed with the Louisiana Department (the "Other Departments"), for each of the four years ended as of December 31, 1995, December 31, 1994, December 31, 1993, and December 31, 1992, together with all related notes, exhibits and schedules thereto (collectively referred to herein as the "Company Annual Statements") and (ii) the statutory quarterly statements of the Company filed with or submitted to the Louisiana Department and any Other Departments for each of the three-month periods ended as of March 31, June 30, and September 30, 1995 and the end of each fiscal quarter thereafter, together with all related notes, exhibits and schedules thereto (collectively referred to herein as the "Company Quarterly Statements" and, together with the Company Annual Statements, the "Statutory Statements"). The Statutory Statements (i) were or will be prepared from the books of account and other financial records of the Company, (ii) were or will be filed with or submitted to the Louisiana Department or Other Departments on forms prescribed or permitted by the Louisiana Department or the Other Departments, as applicable, (iii) were or will be prepared in accordance with SAP applied on a basis consistent with the past practices of the Company except as noted therein and complied on their respective dates of filing or submission in all material respects with Louisiana Law and with all other applicable Laws; provided that any such non-compliance is not reasonably likely to have a Material Adverse Effect and (iv) present or will present fairly in all material respects the assets, liabilities, capital and surplus, results of operations and cash flows of the Company as of the dates thereof or for the periods covered thereby in accordance with SAP (subject, in the case of the Company Quarterly Statement, to normal estimation of accruals and reserves and normal year-end audit adjustments).

     (c) The Seller for the period ended December 31, 1995 will deliver to the Purchaser a true and complete copy of the annual statement of the separate accounts of the Company to be filed with or submitted to the

Louisiana Department for the year ended as of December 31, 1995, together with all related notes, exhibits and schedules thereto (referred to herein as the "Company Separate Accounts Annual Statement"). The Company Separate Accounts Annual Statement (i) was or will be prepared from the books of account and other financial records of the Company, (ii) was or will be filed with or submitted to the Louisiana Department on forms prescribed or permitted by the Louisiana Department, (iii) was or will be prepared in accordance with SAP applied on a basis consistent with the past practices of the Company (except as set forth in the notes, exhibits or schedules thereto) and complied on their respective dates of filing or submission in all material respects with Louisiana Law and with all other applicable Laws; provided that any such non-compliance is not reasonably likely to have a Material Adverse Effect and (iv) present or will presents fairly in all material respects the combined statutory assets, liabilities and surplus, and results of operations of the separate accounts of the Company as of the dates thereof or for the periods covered thereby in accordance with SAP.

     (d) The books of account and other financial records of the Company and the
Subsidiary: (i) reflect or will reflect, in all material respects, all items of income and expense and all assets and liabilities required to be reflected therein in accordance with GAAP or SAP, as applicable, (ii) are or will be in all material respects complete and correct, and (iii) have been or will be maintained in accordance with good business, accounting and, with respect to the Company, actuarial practices.

     SECTION 3.09. Reserves. All reserves and other liabilities reflected in lines 1, 2, 3, and 4 of page 3 of the 1994 and 1995 Company Annual Statements ("Reserve Liabilities") (i) were and will be, as applicable, determined in accordance with commonly accepted actuarial standards consistently applied except as noted therein, (ii) were and will be, as applicable, fairly stated in accordance with sound actuarial principles, (iii) were and will be, as applicable, based on actuarial assumptions which were in accordance with or more conservative than those appropriate for such insurance policies and annuity contracts, (iv) met or will meet, as applicable, the requirements of the insurance Laws of the state of domicile and, in the aggregate, each other jurisdiction in which the Company is licensed to write life insurance or issue annuities and (v) reflected or will reflect, as applicable, the related reinsurance, coinsurance and other similar agreements of the Company. Adequate provision for all such Reserve Liabilities has been made (under commonly accepted actuarial principles consistently applied) to cover the total amount of all reasonably anticipated matured and unmatured benefits, claims and other liabilities of the Company under all insurance policies and annuity contracts under which the Company has any liability (including, without limitation, any liability arising under or as a result of any reinsurance, coinsurance or other similar agreement) on December 31, 1994. At the time of the Closing, the Reserve Liabilities will be sufficient to satisfy all cash flow testing requirements applicable thereto under applicable Law.

     SECTION 3.10. No Undisclosed Liabilities or Capital Commitments. To Seller's Enhanced Special Knowledge: (a) There are no Liabilities of the Company or the Subsidiary, other than liabilities (i) reflected or reserved against in the Financial Statements, (ii) under life and health insurance and annuity policies issued by the Company, (iii) disclosed in Section 3.10 of the Disclosure Schedule, (iv) relating to post-Closing state insurance guaranty fund assessments relating to insurance companies that are insolvent or are taken under conservatorship, placed in receivership or rehabilitation or subject to similar action prior to the Closing or (v) incurred since the Balance Sheet Date in the ordinary course of the Business Consistent With Past Practice and which have not had and are not reasonably likely to have a Material Adverse Effect.

     (b) Except as set forth in Section 3.10 of the Disclosure Schedule and except for purchases and sales of home equity loans and investment assets in the ordinary course of business Consistent With Past Practice, neither the Company nor the Subsidiary is subject to any commitment, actual or contingent, to make any investment or capital contribution, or otherwise expend capital, or purchase any securities, or supply funds to any Person, in each case in excess of $100,000 in the aggregate.

     SECTION 3.11. Acquired Assets. Each asset of the Company and the Subsidiary (including, without limitation, the benefit of any licenses, leases or other agreements or arrangements) acquired since the Balance Sheet Date has been acquired for consideration, to the Seller's knowledge, of not more than the fair market value of such asset at the date of such acquisition.

     SECTION 3.12. Conduct in the Ordinary Course; Absence of Certain Changes, Events and Conditions. Since the Balance Sheet Date, except as disclosed on the Disclosure Schedule or contemplated by this Agreement (a) the Business has been conducted in the ordinary course and Consistent With Past Practice and (b) neither the Company nor the Subsidiary has:

          (i) permitted or allowed any of the assets or properties (whether tangible or intangible) of the Company or the Subsidiary to be subjected to any Encumbrance, other than Permitted Encumbrances and Encumbrances that will be released at or prior to the Closing;

          (ii) except in the ordinary course of business Consistent with Past Practice, discharged or otherwise obtained the release of any Encumbrance or paid or otherwise discharged any Liability, other than current liabilities reflected on the Balance Sheet and current liabilities incurred in the ordinary course of business Consistent With Past Practice since the Balance Sheet Date;

          (iii) other than loans to policyholders and commercial real estate loans in the ordinary course of business Consistent With Past Practice, made any loan to, guaranteed any Indebtedness of, or otherwise incurred any Indebtedness on behalf of any Person;

          (iv) failed to pay any creditor any amount owed to such creditor when due, except any amounts being contested in good faith and not in excess of $100,000 in the aggregate or for which reserves in accordance with GAAP have been established on the Financial Statements;

          (v) redeemed any of the capital stock or declared, made or paid any dividends or distributions with respect to capital (whether in cash, securities or other property) to the holders of capital stock of the Company or the Subsidiary or otherwise, other than dividends, distributions and redemptions declared, made or paid by the Subsidiary solely to the Company;

          (vi) made any material changes in the customary methods of operations of the Company or the Subsidiary, including, without limitation, purchasing, marketing, selling, pricing, underwriting, investing or actuarial practices and policies;

          (vii) merged with, entered into a consolidation with or acquired an interest of 5% or more in any Person or acquired a substantial portion of the assets or business of any Person or any division or line of business thereof, or otherwise acquired any material assets other than in the ordinary course of business Consistent With Past Practice;

          (viii) made any capital expenditure or commitment for any capital expenditure in excess of $100,000 in the aggregate;

          (ix) sold, transferred, leased, subleased, licensed or otherwise disposed of any properties or assets, real, personal or mixed (including, without limitation, investment assets, leasehold interests and intangible assets), other than (A) the sale of investment assets (including, without limitation, home equity loans) in the ordinary course of business Consistent With Past Practice and (B) the distribution of Excluded Assets in accordance with Section 5.12;

          (x) issued or sold any capital stock, notes, bonds or other securities, or any option, warrant or other right to acquire the same, of, or any other interest in, the Company or the Subsidiary, other than the sale of annuity contracts in the ordinary course of business Consistent With Past Practice or as contemplated by Section 5.12;

          (xi) except as set forth in Section 3.12 of the Disclosure Schedule and except as disclosed in the Seller's most recent proxy statement, and except for salary and benefits which are provided Consistent With Past Practice, entered into any agreement, arrangement or transaction with any of its directors, officers, employees or shareholders (or with any relative, beneficiary, spouse or Affiliate of such Person), other than an insurance policy or annuity contract containing standard terms and purchased by such Person;

          (xii) except as set forth in Section 3.12 of the Disclosure Schedule,
     (A) granted any increase, or announced any increase, in the wages, salaries, compensation, bonuses, incentives, pension or other benefits payable by the Company or the Subsidiary to any of its employees, including, without limitation, any increase or change pursuant to any Plan except for regular salary increases in the ordinary course of business Consistent With Past Practice or (B) established or increased or promised to increase any benefits under any Plan;

          (xiii) revalued (other than in accordance with SAP or GAAP, as appropriate) or, except as set forth in Section 3.12 of the Disclosure Schedule, restructured any assets of the Company or the Subsidiary;

          (xiv) amended, terminated, cancelled or compromised any material claims of the Company or the Subsidiary or waived any other rights of substantial value to the Company or the Subsidiary;

          (xv) made any change in any method of accounting or accounting practice or policy used by the Company or the Subsidiary and disclosed in the Financial Statements or the SAP Statements other than changes which were required by GAAP or SAP or Guideline 33 of the National Association of Insurance Commissioners;

          (xvi) failed to maintain the Assets Consistent With Past Practices;

          (xvii) allowed any material Permit or material Environmental Permit that was issued or relates to the Company or the Subsidiary or otherwise relates to any material Asset to lapse or terminate or failed to renew any such Permit or Environmental Permit or any insurance policy under which the Company or the Subsidiary is an insured that is scheduled to terminate or expire on or prior to the Closing Date;

          (xviii) incurred any Indebtedness in excess of $100,000 in the aggregate (other than repurchase agreements and reverse repurchase agreements entered into in the ordinary course of business Consistent With Past Practice);

          (xix) amended, modified or consented to the termination of any Material Contract or the Company's or the Subsidiary's rights thereunder;

          (xx) amended or restated the Articles of Incorporation or the By-laws (or other organizational documents) of the Company or the Subsidiary;

          (xxi) terminated, discontinued, closed or disposed of any office, facility or other business operation, or laid off any employees other than in the ordinary course of business Consistent With Past Practice) or implemented any early retirement, separation or program providing early retirement window benefits within the meaning of Section 1.401(a)-4 of the Regulations or announced or planned any such action or program for the future;

          (xxii) except pursuant to confidentiality agreements, disclosed any secret or confidential Intellectual Property or permitted to lapse or abandoned any Intellectual Property (or any registration or grant thereof or any application relating thereto) to which, or under which, the Company or the Subsidiary has any right, title, interest or license and which is material to the Business;

          (xxiii) except as set forth in Section 3.12 of the Disclosure Schedule, settled or compromised any liability, with respect to Taxes of the Company or the Subsidiary;

          (xxiv) suffered any casualty loss or damage with respect to any of the Assets which in the aggregate have a replacement cost in excess of $100,000, whether or not such loss or damage shall have been covered by insurance;

          (xxv) except as set forth in Section 3.12 of the Disclosure Schedule, made any material amendment to the insurance policies or annuity contracts in force of the Company or made any material change in the methodology used in the determination of, or destrengthened the Reserve Liabilities of the Company or any reserves contained in the 1994 Company GAAP Statements with respect to insurance policies and annuity contracts;

          (xxvi) except as set forth in Section 3.12 of the Disclosure Schedule, terminated, amended or entered into as ceding or assuming insurer any reinsurance, coinsurance or other similar agreement or any trust agreement or security agreement related thereto, other than renewals on substantially the same terms, in the ordinary course of business;

          (xxvii) except as set forth in Section 3.12 of the Disclosure Schedule, amended or introduced any life insurance policy or annuity contract;

          (xxviii) suffered any Material Adverse Effect;

          (xxix) agreed, whether in writing or otherwise, to take any of the actions specified in this Section 3.12 or granted any options to purchase, rights of first refusal, rights of first offer or any other similar rights or commitments with respect to any of the actions specified in this Section 3.12, except as expressly contemplated by this Agreement; or

          (xxx) except for the transactions contemplated by this Agreement, taken or failed to take any action which could cause the Adjustment Amount to be greater than it would otherwise be in the ordinary course of business.

     SECTION 3.13. Litigation. Set forth in Section 3.13 of the Disclosure Schedule (with respect to each Action disclosed therein) are the parties, the nature of the proceeding, the date and method commenced and the amount of damages (if known) or other relief sought and, if applicable, paid or granted. Except as set forth in Section 3.13 of the Disclosure Schedule, there are no Actions by or against the Company or the Subsidiary (or by or against the Seller or any Affiliate thereof and relating to the Business, the Company or the Subsidiary), or affecting any of the Assets, pending before any Governmental Authority (or, to the best knowledge of the Seller, threatened to be brought by or before any Governmental Authority). No such Action is reasonably likely to have a Material Adverse Effect or is reasonably likely to affect the legality, validity or enforceability of this Agreement or the consummation of the transactions contemplated hereby. None of the Company, the Subsidiary, any of the Assets or the Seller is subject to any Governmental Order (nor, to the best knowledge of the Seller, are there any such Governmental Orders threatened to be imposed by any Governmental Authority) which is reasonably likely to have a Material Adverse Effect.

     SECTION 3.14. Certain Interests. Seller or any Affiliate of Seller (other than the Company or the Subsidiary) does not have, and no officer or director of the Seller, the Company or the Subsidiary and no relative or spouse (or relative of such spouse) who resides with, or is a dependent of, any such officer or director has (i) outstanding any Indebtedness to the Company or the Subsidiary or (ii) except as set forth in Section 3.12(a)(xi) and Section 3.14 of the Disclosure Schedule, entered into any transactions with the Company or the Subsidiary (any arrangement referred to in (i) or (ii) shall be referred to as an "Inter-Company Arrangement"). All Inter-Company Arrangements are set forth in
Section 3.14 of the Disclosure Schedule.

     SECTION 3.15. Compliance with Laws. To the Seller's Enhanced Special Knowledge, the Company and the Subsidiary have each conducted and continue to conduct the Business in accordance with all material Laws and Governmental Orders applicable to the Company or the Subsidiary or any of the Assets or the Business, and neither the Company nor the Subsidiary is in violation of any such Law or Governmental Order, except as set forth in Section 3.15 of the Disclosure Schedule. The Company and the Subsidiary have duly and validly filed or caused to be filed all material reports, statements, documents, registrations, filings or submissions that were required by applicable Laws to be filed; all such filings complied with all applicable Laws in all material respects when filed, and no material deficiencies have been asserted with respect to any such filings which have not been satisfied. All outstanding insurance policies, annuity contracts and assumption certificates issued by the Company and now in force are, to the extent required under applicable Laws, on forms approved by the insurance regulatory authority of the jurisdiction where issued or have been filed with and not objected to by such authority within the period provided for objection, and utilize premium rates which if required to be filed with or approved by insurance regulatory authorities have been so filed or approved and the premiums charged conform thereto. The Company and the Subsidiary, as applicable, have filed all forms, reports, statements and other documents required by Law to be filed by them with the Securities and Exchange Commission (the "Commission"), including, without limitation, (a) all Annual Reports on Form 10-K, (b) all Quarterly Reports on Form 10-Q, (c) all Current Reports on Form 8-K,

(d) all other reports and registration statements, including, without limitation, in connection with sales of variable annuity or variable life contracts, and (e) all amendments and supplements to all such reports and registration statements, and all such forms, reports, statements and other documents, including, without limitation, those filed after the date hereof, did not at the time they were filed (at the time they became effective and so long as they remain effective in the case of registration statements and amendments thereto), or will not at the time they are filed (at the time they became effective and so long as they remain effective in the case of registration statements and amendments thereto), contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. Each of the separate accounts of the Company or the Subsidiary that is required to be registered as an investment company under the Investment Company Act of 1940 is so registered (each of which is listed in Section 3.15 of the Disclosure Schedule). All forms, reports, statements and other documents required by Law to be filed with the Commission by or on behalf of each of the separate accounts of the Company or the Subsidiary, including, without limitation, all registration statements and all amendments and supplements to all such registration statements, including, without limitation, in connection with sales of variable life insurance policies and variable annuity contracts, have been so filed by or on behalf of such separate accounts, and all such forms, reports, statements and other documents, including, without limitation, those filed after the date hereof, did not at the time they were filed (at the time they became effective and so long as they remain effective in the case of registration statements and amendments thereto), or will not at the time they are filed (at the time they became effective and so long as they remain effective in the case of registration statements and amendments thereto), contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statement therein, in the light of the circumstances under which they were made, not misleading.

     SECTION 3.16. Environmental and Other Permits and Licenses; Related Matters. To the Seller's Special Knowledge except as set forth in Section 3.10 or 3.16 of the Disclosure Schedule:

     (a) The Seller, the Company and the Subsidiary currently hold all the permits, licenses, authorizations, certificates, consents, exemptions and approvals required under any Law (collectively, "Permits"), including, without limitation, Environmental Permits, necessary for the ownership, use, occupancy and operation of each Asset of the Company and the Subsidiary and the conduct of the Business, and all such Permits are in full force and effect, except where the failure to hold any such Permit is not reasonably likely to have a Material Adverse Effect.

     (b) (i) Each tenant and occupant of the Real Property holds all Permits, including, without limitation, Environmental Permits, necessary for the use, occupancy and operation of the Real Property by such tenant or occupant, and all such Permits are in full force and effect, except where the failure to hold any such Permit is not reasonably likely to have a Material Adverse Effect; (ii) there is no existing practice, action or activity of any tenant or occupant of the Real Property, or of any owner, tenant or occupant of any real property in which the Company or a Subsidiary or with respect to the Business, the Seller currently holds a security interest (the "Secured Real Property") which will give rise to any criminal liability or civil Liability under, or violate or prevent compliance with, any applicable Law, including, without limitation, any applicable Environmental Law; (iii) no tenant or occupant of the Real Property has received any notice from any Governmental Authority revoking, cancelling, rescinding, materially modifying or refusing to renew any Permit or providing written notice of violations under any Law, including, without limitation, any applicable Environmental Law; (iv) each tenant and occupant of the Real Property is in all respects in compliance with its Permits, including, without limitation, Environmental Permits, except where the failure to be in compliance with such Permits is not reasonably likely to have a Material Adverse Effect;
(v) there is no existing practice, action or activity of the Company or the Subsidiary or, with respect to any portion of the Business, the Seller and no existing condition of the Assets of the Company or the Subsidiary or the Business which has given (except to the extent already resolved) or will give rise to any criminal liability or civil Liability under, or violate or prevent compliance with, any applicable Law, including, without limitation, any applicable Environmental Law; (vi) none of the Seller, the Company nor the Subsidiary has received any notice from any Governmental Authority revoking, cancelling, rescinding, materially modifying or refusing to renew any Permit; and (vii) the

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

Company and the Subsidiary are in all respects in compliance with the Permits, including, without limitation, Environmental Permits, except where the failure to be in compliance with such Permits is not reasonably likely to have a Material Adverse Effect. Section 3.16(a) of the Disclosure Schedule identifies all Permits, including, without limitation, Environmental Permits and indicates by asterisk those that will require the consent of any Governmental Authority in the event of the execution of this Agreement or the consummation of the transactions contemplated by this Agreement.

     (c) (i) Neither the Company nor the Subsidiary nor, with respect to any portion of the Business, the Seller has violated or is violating any applicable Environmental Law except for any such violation which is not reasonably likely to have a Material Adverse Effect; (ii) no tenant or occupant of the Real Property or owner, tenant or occupant of the Secured Real Property is violating any applicable Environmental Law in connection with the ownership, use, occupancy or operation of the Real Property or the Secured Real Property except for any such violation which is not reasonably likely to have a Material Adverse Effect; (iii) there has been no Release of Hazardous Materials at, to, from, or under any real property currently or formerly owned, leased, or operated by the Company or the Subsidiary, or, with respect to any portion of the Business, the Seller, or at, to, from or under any Secured Real Property, except (x) Releases which individually or collectively do not exceed the applicable reportable quantity established pursuant to CERCLA, or (y) Releases of petroleum or its derivatives which individually or collectively do not exceed ten gallons; (iv) none of the Company or the Subsidiary or, with respect to any portion of the Business, the Seller, has generated, transported or arranged for the transport of, or disposed of any Hazardous Materials at any location, other than amounts and types of Hazardous Materials normally present in ordinary office trash or household waste; (v) no tenant or occupant of the Real Property has generated at such Real Property any Hazardous Material, other than amounts and types of Hazardous Materials normally present in ordinary office trash or household waste; (vi) none of the Company or the Subsidiary, or, with respect to any portion of the Business, the Seller, has any Liabilities in connection with the Release of any Hazardous Material at any location; (vii) except as set forth in
Section 3.16 of the Disclosure Schedule, there is not present at any of the Real Property any underground storage tanks or sumps, asbestos, or polychlorinated biphenyls; (viii) no Environmental Lien has attached to any of the Real Property or the Secured Real Property; and (ix) there are no past (except to the extent already resolved), pending or threatened Environmental Claims against the Company or the Subsidiary or, with respect to the Business, the Seller, nor are there any circumstances that may form the basis of any such Environmental Claim.

     SECTION 3.17. Material Contracts. (a) Section 3.17 of the Disclosure Schedule lists each of the following contracts and agreements (including, without limitation, oral agreements) of the Company and the Subsidiary (such contracts and agreements, together with all contracts, agreements and Leases concerning the management or operation of any Real Property (including, without limitation, brokerage contracts) listed or otherwise disclosed in Section 3.19(a) or 3.19(b) of the Disclosure Schedule to which the Company or the Subsidiary is a party and all agreements relating to Intellectual Property set forth in Section 3.18(a) of the Disclosure Schedule, being "Material Contracts"):

          (i) each contract and agreement for the purchase of materials or personal property with any supplier or for the furnishing of services to the Company, the Subsidiary or otherwise related to the Business under the terms of which the Company or the Subsidiary: (A) is likely to pay or otherwise give consideration of more than $50,000 individually and $250,000 in the aggregate during the calendar year ending December 31, 1995, (B) is likely to pay or otherwise give consideration of more than $100,000 in the aggregate over the remaining term of such contract or (C) cannot be cancelled by the Company or the Subsidiary without penalty or further payment in an amount more than $50,000 individually and $250,000 in the aggregate and without more than 90 days' notice;

          (ii) each contract and agreement for the sale of personal property or for the furnishing of services by the Company or the Subsidiary, other than the insurance policies and annuity contracts sold in the ordinary course of business Consistent With Past Practice, which: (A) is likely to involve consideration of more than $50,000 in the aggregate during the calendar year ending December 31, 1995, (B) is likely to involve consideration of more than $100,000 in the aggregate over the remaining term of the contract or (C) cannot be cancelled by the Company or the Subsidiary without penalty or further payment in an amount more than $50,000 individually and $250,000 in the aggregate and without more than 90 days' notice;

          (iii) all broker, distributor, agency, sales promotion, market research, marketing consulting and advertising contracts and agreements to which the Company or the Subsidiary is a party pursuant to which services were being provided on the Balance Sheet Date in an amount more than $500,000 in the aggregate;

          (iv) all management contracts and contracts with independent contractors or consultants (or similar arrangements) to which the Company or the Subsidiary is a party and which are not cancelable without penalty or further payment in an amount more than $50,000 individually and $250,000 in the aggregate and without more than 90 days' notice;

          (v) all contracts and agreements relating to Indebtedness of the Company or the Subsidiary including any commitments of the Company for mortgage loans, other than policy loans, in an amount more than $50,000 individually and $250,000 in the aggregate;

          (vi) all contracts and agreements with any Governmental Authority to which the Company or the Subsidiary is a party;

          (vii) all contracts and agreements that limit or purport to limit the ability of the Company or the Subsidiary to compete in any line of business or with any Person or in any geographic area or during any period of time;

          (viii) all Inter-Company Arrangements;

          (ix) all reinsurance, coinsurance or other similar agreements, and all trust agreements or other security agreements related thereto, to which the Company is a party that remain in force;

          (x) all other contracts and agreements (other than fixed or variable annuity, life contracts or other insurance policies issued by the Company or the Subsidiary) whether or not made in the ordinary course of business, which are material to the Company, the Subsidiary or the conduct of the Business or the absence of which would have a Material Adverse Effect; and

          (xi) all obligations to pay any amounts or to perform any obligations owing to, or to indemnify, the Seller or otherwise hold the Seller harmless pursuant to any agreement or other arrangement entered into prior to Closing between the Seller or any Affiliate (other than the Company and the Subsidiary) and the Company or the Subsidiary.

     (b) Each Material Contract is legal, valid, binding, enforceable against the other party(ies) thereto and in full force and effect, and will not cease to be in full force and effect on terms identical to those currently in effect as a result of the consummation of the transactions contemplated by this Agreement, except, in either case, as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting rights of creditors of insurance companies, rights of creditors generally or by general principles of equity, nor will the consummation of the transactions contemplated by this Agreement constitute a breach or default under such Material Contract. Neither the Company nor the Subsidiary is in breach of, or default under, any Material Contract.

     (c) To the best knowledge of the Seller, no other party to any Material Contract is in breach thereof or default thereunder.

     (d) There is no contract, agreement or other arrangement granting any Person any preferential right to purchase, other than as contemplated hereby and in the ordinary course of business Consistent With Past Practice, any of the properties or assets of the Company or the Subsidiary.

     SECTION 3.18. Intellectual Property. (a) Section 3.18(a)(i) of the Disclosure Schedule sets forth a true and complete list and a brief description of the Owned Intellectual Property consisting of trademarks, service marks, corporate and assumed names, trade names and copyrights and pending registrations therefor and Section 3.18(a)(ii) of the Disclosure Schedule sets forth a true and complete list and a brief description, including, without limitation, a description of any license or sublicense thereof, of all Licensed Intellectual Property. In each case where a registration or application for registration listed in Section 3.18(a)(i) of the Disclosure Schedule is held by assignment, the assignment has been duly recorded with the United States Patent and Trademark Office. To Seller's Special Knowledge, the rights of the Company or the Subsidiary, as the case may be, in or to such Intellectual Property do not conflict with or infringe on the rights of any other Person, except where such conflict or infringement is not reasonably likely to have a Material Adverse Effect, and none of the Seller, the Company or the Subsidiary has received any claim or written notice of infringement or conflict in respect of any Intellectual Property.

     (b) (i) all the Owned Intellectual Property is owned by either the Company or the Subsidiary, as the case may be, free and clear of any Encumbrance other than Permitted Encumbrances, (ii) the Company or the Subsidiary has the right, pursuant to valid and enforceable licenses, to use the Licensed Intellectual Property in the manner in which the Licensed Intellectual Property is currently being used and (iii) no Actions have been made or asserted or are pending (nor, to the best knowledge of the Seller, has any such Action been threatened) against the Company or the Subsidiary either (A) based upon or challenging or seeking to deny or restrict the use by the Company or the Subsidiary of any of the Intellectual Property or (B) alleging that any services provided or products sold by the Company or the Subsidiary are being provided or sold in violation of any trademarks, or any other rights of any Person except such Actions which, if adversely determined, are not reasonably likely to have a Material Adverse Effect. To the best knowledge of the Seller, no Person is using any trademarks, service marks, trade names or similar property that are confusingly similar to the Owned Intellectual Property or that infringe upon the Owned Intellectual Property or upon the rights of the Company or the Subsidiary therein. None of the Seller, the Company nor the Subsidiary has granted any license or other right to any other Person with respect to the Owned Intellectual Property. The consummation of the transactions contemplated by this Agreement will not result in the termination or impairment of any of the Owned Intellectual Property or any of the rights of the Company or the Subsidiary in any of the Licensed Intellectual Property.

     (c) The Intellectual Property described in Sections 3.18(a)(i) and 3.18(a)(ii) of the Disclosure Schedule constitutes all of the Intellectual Property used or held or intended to be used by the Company or the Subsidiary or forming a part of all such Intellectual Property necessary and material in the conduct of the Business and there are no other items of Intellectual Property that are material to the Company, the Subsidiary or the Business.

     SECTION 3.19. Real Property. (a) Section 3.19(a) of the Disclosure Schedule lists: (i) the street address of each parcel of Owned Real Property, (ii) the date on which each parcel of Owned Real Property was acquired, (iii) the current owner of each such parcel of Owned Real Property, (iv) information relating to the recordation of the deed pursuant to which each such parcel of Owned Real Property was acquired and (v) the current use of each such parcel of Owned Real Property.

     (b) Section 3.19(b) of the Disclosure Schedule lists: (i) the street address of each parcel of Leased Real Property, (ii) the identity of the lessor, lessee and current occupant (if different from lessee) of each such parcel of Leased Real Property and (iii) the current use of each such parcel of Leased Real Property.

     (c) The Seller has, or has caused to be, delivered to the Purchaser true and complete copies of all Leases listed in Section 3.19(b) of the Disclosure Schedule. Each such Lease is legal, valid, binding, enforceable and in full force and effect with respect to the Company or the Subsidiary, as applicable, and, to Seller's knowledge, each such Lease is legal, valid, binding, enforceable and in full force and effect with respect to the lessor thereof. Except as set forth in Section 3.19 of the Disclosure Schedule, each such Lease will not cease to be in full force and effect on terms identical to those currently in effect as a result of the consummation of the transactions contemplated by this Agreement, except, in either case, as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting rights of creditors of insurance companies, rights of creditors generally or by general principles of equity, nor will the consummation of the transactions contemplated by this Agreement constitute a breach or default under such Lease or otherwise give the landlord a right to terminate such Lease in accordance with the terms thereof.

     (d) There are no condemnation proceedings or eminent domain proceedings of any kind pending or, to the best knowledge of the Seller, threatened against the Real Property.

     (e) The rental set forth in each Lease of the Leased Real Property is the actual rental being paid, and there are no separate agreements or understandings with respect to the same.

     SECTION 3.20. Tangible Personal Property. (a) Section 3.20 of the Disclosure Schedule lists each group of equipment, supplies, furniture, fixtures, personalty, vehicles and other tangible personal property (the "Tangible Personal Property") used in the Business or owned or Leased by the Company or the Subsidiary with a value reasonably estimated by the Seller for each group to exceed $100,000.

     (b) The Seller has, or has caused to be, delivered to the Purchaser true and complete copies of all Leases for Tangible Personal Property providing for annual rentals in excess of $50,000 and any and all material ancillary documents pertaining thereto. Each such Lease is legal, valid, binding, enforceable and in full force and effect with respect to the Company or the Subsidiary, as applicable, and, to Seller's knowledge, each such Lease is legal, valid, binding, enforceable and in full force and effect with respect to the lessor thereof. Except as set forth in Section 3.20 of the Disclosure Schedule, each such Lease will not cease to be legal, valid, binding, enforceable and in full force and effect on terms identical to those currently in effect as a result of the consummation of the transactions contemplated by this Agreement except, in either case, as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting rights of creditors of insurance companies, rights of creditors generally or by general principles of equity, nor will the consummation of the transactions contemplated by this Agreement constitute a breach or default under such Lease or otherwise give the lessor a right to terminate such Lease in accordance with the terms thereof.

     SECTION 3.21. Assets. (a) Either the Company or the Subsidiary, as the case may be, owns, leases or has the legal right to use all the properties and assets, including, without limitation, the Owned Intellectual Property, the Licensed Intellectual Property, the Real Property and the Tangible Personal Property, used in the conduct of the Business or otherwise owned, leased or used by the Company or the Subsidiary and, with respect to contract rights, is a party to and enjoys the right to the benefits of all material contracts, agreements and other arrangements used by the Company or the Subsidiary or in or relating to the conduct of the Business (all such properties, assets and contract rights being the "Assets"). Either the Company or the Subsidiary, as the case may be, has good and marketable title to, or, in the case of leased or subleased Assets, valid and subsisting leasehold interests in, all the Assets, free and clear of all Encumbrances, except for Permitted Encumbrances.

     (b) All the Assets are in such operating condition and repair as is Consistent With Past Practice.

     (c) Immediately following the Closing, either the Company or the Subsidiary, as the case may be, will continue to own, pursuant to good and marketable title, or lease, under valid and subsisting leases, or otherwise retain its respective interest in the Assets (except the Excluded Assets) without incurring any material penalty or other materially adverse consequence, including, without limitation, any increase in rentals, royalties, or licenses or other fees imposed as a result of, or arising from, the consummation of the transactions contemplated by this Agreement. Immediately following the Closing, either the Company or the Subsidiary, as the case may be, shall own and possess all presently existing documents, books, records, agreements and financial data of any sort used by the Company or such Subsidiary in the conduct of the Business or otherwise. The Company owns assets that qualify as legal reserve assets under applicable insurance Laws in an amount equal to its Reserve Liabilities.

     SECTION 3.22. Insurance Issued. (a) Except as set forth in Section 3.22 of the Disclosure Schedule, with respect to all insurance issued:

          (i) All insurance policy and annuity contract benefits payable by the Company and, to the best knowledge of the Seller, by any other Person that is a party to or bound by any reinsurance, coinsurance or other similar agreement with the Company, have in all material respects been paid in accordance with the terms of the insurance policies, annuity contracts and other contracts under which they arose, except for such benefits for which there is a reasonable basis to contest payment.

          (ii) Except as set forth in Section 3.22 of the Disclosure Schedule, no outstanding insurance policy or annuity contract issued or assumed by the Company entitles the holder thereof or any other Person to receive dividends, distributions or other benefits based on the revenues or earnings of the Company or any other Person.

          (iii) The Company has not received any information which would reasonably cause it to believe that the financial condition of any other party to any reinsurance, coinsurance or other similar agreement with the Company is so impaired as to result in a default thereunder.

          (iv) Except as set forth in Section 3.22 of the Disclosure Schedule, all advertising, promotional and sales materials and other marketing practices used by the Company or any agent of the Company have complied and are currently in compliance with applicable Laws.

          (v) Each insurance agent, at the time such agent wrote, sold or produced business for the Company since January 1, 1991 was duly licensed as an insurance agent (for the type of business written, sold or produced by such insurance agent) in the particular jurisdiction in which such agent wrote, sold or produced such business.

          (vi) The tax treatment under the Code of all insurance or annuity policies, plans or contracts; all financial products, employee benefit plans (other than the Plans), individual retirement accounts or annuities; or any similar or related policy, contract, plan, or product, whether individual, group, or otherwise, if any, issued or sold by the Company or the Subsidiary on or before the Closing Date is and at all times has been in all material respects the same or more favorable to the purchaser, policyholder or intended beneficiaries thereof as the tax treatment under the Code for which such contracts qualified or purported to qualify at the time of their issuance or purchase, except for changes resulting from changes to the Code which do not apply to such issuance or purchase due to their effective date and except as set forth in Section 3.22 of the Disclosure Schedule. For purposes of this Section 3.22(a)(vi), the provisions of the Code relating to the tax treatment of such contracts shall include, but not be limited to, Sections 72, 79, 101, 104, 105, 106, 125, 130, 401, 402, 403, 404, 408, 412, 415, 419, 419A, 457, 501, 505, 817,
     818, 7702 and 7702A. In addition, except as set forth in Section 3.22 of the Disclosure Schedule, each annuity contract issued by the Company qualifies as an annuity contract under Section 72 of the Code. Each life insurance policy issued by the Company qualifies as a life insurance contract for federal income tax purposes and any such policy which is a modified endowment contract under Section 7702A of the Code, (each, a "MEC") has been marketed as such at all relevant times or the policyholder otherwise has consented to such MEC status.

          (vii) Except as set forth in Section 3.22 of the Disclosure Schedule, each of the employee benefit plans issued or sold by the Company qualifies under Section 401(a), 403(b) or 457, as applicable, of the Code.

     (b) Except as set forth in Section 3.22 of the Disclosure Schedule, since December 31, 1993, no policyholder, contractholder, group of policyholder or contractholder Affiliates, or Persons writing, selling or producing insurance business that individually or in the aggregate for each such policyholder, contractholder, group or Person, accounted for 5% or more of the premium or annuity income of the Company for the year ended December 31, 1994, has terminated, is reasonably likely to terminate or, to the best knowledge of the Seller, has threatened to terminate its business relationship with the Company as a result of the transactions contemplated by this Agreement or for any other reason.

     SECTION 3.23. Distributors. Listed in Section 3.23 of the Disclosure Schedule are the names and addresses of the ten most significant distributors (by premium and annuity income written, sold or produced) of the Company for the twelve-month period ended December 31, 1994 and the amount of premium and annuity income which each such distributor wrote, sold or produced during such period.

     SECTION 3.24. Employee Benefit Matters. (a) Plans and Material Documents.
Section 3.24(a) of the Disclosure Schedule lists (i) all employee benefit plans (as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA")) and all bonus, stock option, stock purchase, restricted stock, incentive, deferred compensation, retiree medical or life insurance, supplemental retirement, severance or other benefit plans, programs or arrangements, and all employment, termination, severance or other contracts or agreements, whether legally enforceable or not, covering any current or former employee, officer or director of the Company or the Subsidiary, to which the Company or the Subsidiary is a party, with respect to which the Company or the Subsidiary has any obligation or which are maintained, contributed to or sponsored by the Company or the Subsidiary, (ii) each employee benefit plan for which the Company or the Subsidiary could reasonably be expected to incur liability under Section 4069 of ERISA in the event such plan has been or were to be terminated, and (iii) any plan in respect of which the Company or the Subsidiary could reasonably be expected to incur liability under
Section 4212(c) of ERISA (collectively, the "Plans"). The Seller has furnished the Purchaser with a description of each Plan that is not in writing and, with respect to each Plan that is in writing, with a complete and accurate copy of each Plan and a complete and accurate copy of each material document prepared in connection with each such Plan including, where applicable, without limitation,
(i) a copy of each trust or other funding arrangement, (ii) the most recently distributed summary plan description and summary of material modifications,
(iii) the most recently filed IRS Form 5500, (iv) the most recently received IRS determination letter for each such Plan, and (v) the most recently prepared actuarial report and financial statement in connection with each such Plan. Except as set forth in Section 3.24(a) of the Disclosure Schedule, neither the Company nor the Subsidiary has any express or implied commitment (i) to create, incur liability with respect to or cause to exist any other employee benefit plan, program or arrangement, (ii) to enter into any contract or agreement to provide compensation or benefits to any individual or (iii) to modify, change or terminate any Plan, other than with respect to a modification, change or termination required by ERISA or the Code.

     (b) Absence of Certain Types of Plans. None of the Plans is a multiemployer plan (within the meaning of Section 3(37) or 4001(a)(3) of ERISA) (a "Multiemployer Plan") or a single employer pension plan (within the meaning of
Section 4001(a)(15) of ERISA) for which the Company or the Subsidiary could incur liability under Section 4063 or 4064 of ERISA (a "Multiple Employer Plan"), and no trust maintained or contributed to by the Company or the Subsidiary is intended to qualify as a voluntary employees' beneficiary association which is intended to be exempt from taxation pursuant to Section 501(c)(9) of the Code. Except as disclosed in Section 3.24(b) of the Disclosure Schedule, none of the Plans provides for the payment of separation, severance, termination or similar-type benefits to any Person or obligates the Company or the Subsidiary to pay separation, severance, termination or similar-type benefits solely as a result of any transaction contemplated by this Agreement or as a result of a "change in control", within the meaning of such term under
Section 280G of the Code. Except as described in Section 3.24(b) of the Disclosure Schedule, none of the Plans provides for the deferral of compensation (other than any Plan intended to be qualified under Section 401(a) of the Code) or for the grant of stock options, restricted stock, stock appreciation rights, phantom shares or other equity-based awards or contingent compensation. Each of the Plans is subject only to the laws of the United States or a political subdivision thereof.

     (c) Compliance with Applicable Law. Except as disclosed in Section 3.24(c) of the Disclosure Schedule, each Plan is now and always has been operated in all material respects in accordance with the requirements of all applicable Law, including, without limitation, ERISA and the Code, and to Seller's knowledge all Plan "fiduciaries" (within the meaning of Section 3(21) of ERISA) have always acted in accordance with the provisions of all applicable Law, including, without limitation, ERISA and the Code. Each of the Company and the Subsidiary has performed all material obligations required to be performed by it under, is not in any material respect in default under or in violation of, and has no knowledge of any material default or violation by any party to, any Plan. No legal action, suit or claim is pending or threatened with respect to any Plan (other than claims for benefits in the ordinary course) and to Seller's knowledge no fact or event exists that could reasonably be expected to give rise to any such action, suit or claim which is reasonably likely to have a Material Adverse Effect.

     (d) Qualification of Certain Plans. Except as disclosed in Section 3.24(d) of the Disclosure Schedule, each Plan which is intended to be qualified under
Section 401(a) of the Code or Section 401(k) of the Code has received a favorable determination letter from the IRS that it is so qualified and each trust established in connection with any Plan which is intended to be exempt from federal income taxation under Sec-tion 501(a) of the Code has received a determination letter from the IRS that it is so exempt, and no fact or event has occurred since the date of such determination letter from the IRS which could reasonably be expected to materially adversely affect the qualified status of any such Plan or the exempt status of any such trust.

     (e) Absence of Certain Liabilities and Events. There has been no non-exempt prohibited transaction (within the meaning of Section 406 of ERISA or Section 4975 of the Code) with respect to any Plan. Except as set forth in Section 3.24(e) of the Disclosure Schedule, neither the Company nor the Subsidiary has incurred any liability for any penalty or tax arising under Section 4971, 4972, 4980, 4980B or 6652 of the Code or any liability under Section 502 of ERISA, and no fact or event exists which could reasonably be expected to give rise to any such liability. Neither the Company nor the Subsidiary has incurred any liability under, arising out of or by operation of Title IV of ERISA (other than liability for premiums to the Pension Benefit Guaranty Corporation arising in the ordinary course), including, without limitation, any liability in connection with (i) the termination or reorganization of any employee benefit plan subject to Title IV of ERISA or (ii) the withdrawal from any Multiemployer Plan or Multiple Employer Plan, and no fact or event exists which could reasonably be expected to give rise to any such liability. Except as set forth in Section 3.24(e) of the Disclosure Schedule, no complete or partial termination has occurred within the five years preceding the date hereof with respect to any Plan. No reportable event (within the meaning of Section 4043 of ERISA) for which the 30 days' notice to the Pension Benefit Guaranty Corporation is not waived has occurred or is expected to occur with respect to any Plan subject to Title IV of ERISA. No Plan had an accumulated funding deficiency (within the meaning of Section 302 of ERISA or Section 412 of the Code), whether or not waived, as of the most recently ended plan year of such Plan. None of the assets of the Company or the Subsidiary is the subject of any lien arising under
Section 302(f) of ERISA or Section 412(n) of the Code; neither the Company nor the Subsidiary has been required to post any security under Section 307 of ERISA or Section 401(a)(29) of the Code; and no fact or event exists which could reasonably be expected to give rise to any such lien or requirement to post any such security.

     (f) Plan Contributions and Funding. All contributions, premiums or payments required to be made with respect to any Plan have been made on or before their due dates. All such contributions have been fully deducted for income tax purposes and no such deduction has been challenged or disallowed by any government entity and no fact or event exists which could reasonably be expected to give rise to any such challenge or disallowance.

     (g) Certain Employee-benefit Assets. Except as disclosed in Section 3.24(g) of the Disclosure Schedule, each of the guaranteed investment contracts and other funding contracts with any insurance company that are held by any of the Plans and any annuity contracts purchased by any of the Plans was issued by an insurance company which carried the highest rating from each of D&P, S&P, Best and Moody's Investors Service, Inc., as of the date such contract was issued, the date hereof and the Closing Date.

     (h) Retiree Medical Benefits. No Plan is or includes any plan or arrangement providing for post-employment health and/or medical benefit coverage except to the extent required by COBRA.

     SECTION 3.25. Labor Matters. (a) Neither the Company nor the Subsidiary is a part to any collective bargaining agreement or other labor union contract applicable to persons employed by the Company or the Subsidiary and currently there are no known organizational campaigns, petitions or other unionization activities seeking recognition of a collective bargaining unit which is reasonably likely to have Material Adverse Effect.

     (b) there are no strikes, slowdowns, work stoppages or material labor relations controversies pending or, to the best knowledge of the Seller, threatened between the Company or the Subsidiary and any of their respective employees, and neither the Company nor the Subsidiary has experienced any such strike, slowdown, work stoppage or material controversy within the past three years;

     (c) the Company and the Subsidiary to the knowledge of Seller are in compliance, in all material respects with all applicable Laws relating to the employment of labor, including, without limitation, those related to wages, hours and the payment and withholding of taxes and other sums as required by the appropriate Governmental Authority, and have withheld and paid to the appropriate Governmental Authority or is holding for payment not yet due to such Governmental Authority all amounts required to be withheld from employees of the Company or the Subsidiary and are not liable for any arrears of wages, taxes, penalties or other sums for failure to comply with any of the foregoing;

     (d) the Company and the Subsidiary have paid in full to all their respective employees, retired employees and contractors or adequately accrued for in accordance with GAAP or SAP, as the case may be, all wages, salaries, commissions, bonuses, benefits and other compensation due to or on behalf of such employees, retired employees and contractors;

     (e) Except as set forth in Section 3.25 of the Disclosure Schedule, there is no claim against the Company or the Subsidiary with respect to payment of wages, salary or overtime pay that has been asserted or is now pending or, to the best knowledge of the Seller, threatened before any Governmental Authority with respect to any Persons currently or formerly employed by the Company or the Subsidiary;

     (f) Except as set forth in Section 3.25 of the Disclosure Schedule, neither the Company nor the Subsidiary is a party to, or otherwise bound by, any consent decree with, or citation by, any Governmental Authority relating to employees or employment practices;

     (g) there is no charge or proceeding with respect to a violation of any occupational safety or health standards that has been asserted or is now pending or, to the best knowledge of the Seller, threatened with respect to the Company or the Subsidiary;

     (h) Except as set forth in Section 3.25 of the Disclosure Schedule, there is no charge against the Company or the Subsidiary of discrimination in employment or employment practices, for any reason, including, without limitation, age, gender, race, religion or other legally protected category, which has been asserted or is now pending or, to the best knowledge of the Seller, threatened before the United States Equal Employment Opportunity Commission, or any other Governmental Authority in any jurisdiction in which the Company or the Subsidiary has employed or currently employs any Person.

     SECTION 3.26. Key Employees. Section 3.26 of the Disclosure Schedule lists the name, place of employment, the current annual salary rates, bonuses, deferred or contingent compensation, pension, accrued vacation, "golden parachute" and other like benefits paid or payable (in cash or otherwise) in 1995, 1994, 1993 and 1992, the date of employment and a brief description of position and job function of each current salaried employee exempt from overtime, officer or director of the Company or the Subsidiary whose current base salary exceeded (or, in 1995, is expected to exceed) $100,000.

     SECTION 3.27. Risk Management. (a) Section 3.27(a) of the Disclosure Schedule sets forth the following information with respect to each insurance policy (including, without limitation, policies providing property, casualty, liability, workers' compensation, and bond and surety arrangements) under which the Company or the Subsidiary is an insured, a named insured or otherwise the principal beneficiary of coverage: (i) the name of the agent or broker; (ii) the name of the insurer and the names of the principal insured and each named insured; (iii) the policy number and the period of coverage; (iv) the type, scope (including an indication of whether the coverage was on a claims made, occurrence or other basis) and amount of coverage; and (v) the premium charged for the policy, including, without limitation, a description of any retroactive premium adjustments or other loss-sharing arrangements.

     (b) With respect to each such material insurance policy: (i) to Seller's knowledge, the policy is in full force and effect; (ii) neither the Company nor the Subsidiary is in breach or default (including any breach or default with respect to the payment of premiums or the giving of notice), and, to the best knowledge of the Seller, no event has occurred which, with the giving of notice or the lapse of time or both, would constitute such a breach or default or permit termination or modification, under the policy; (iii) no party to the policy has repudiated in writing, or given written notice of an intent to repudiate, any provision thereof; and (iv) to the best knowledge of the Seller, no insurer on the policy has been declared insolvent or placed in receivership, conservatorship or liquidation or currently has a rating of "B+" or below from Best or a claims paying ability rating of "BBB" or below from S&P.

     (c) Section 3.27(c) of the Disclosure Schedule sets forth all risks of the Company or the Subsidiary which are covered under any material risk retention program in which the Company or the Subsidiary participates, together with details for the two years ended December 31, 1994 and the six months ended June 30, 1995 of the Company's and the Subsidiary's loss experience with respect to such risks.

     (d) Since January 1, 1993, the Company and the Subsidiary have been covered by insurance policies or binders of insurance in such types and covering such risks deemed reasonable by the Company or the Subsidiary, as the case may be.

     (e) Except as set forth in Section 3.27(e) of the Disclosure Schedule, at no time subsequent to January 1, 1993 has the Company or the Subsidiary (i) been denied any insurance or indemnity bond coverage which it has requested, (ii) made any material reduction in the scope or amount of its insurance coverage, or received notice from any of its insurance carriers that any insurance coverage listed in Section 3.27(a) of the Disclosure Schedule will not be available in the future substantially on the same terms as are now in effect or (iii) suffered any extraordinary increase in premium for renewed coverage. Except as set forth in Section 3.27 of the Disclosure Schedule, since January 1, 1993, no insurance carrier has cancelled, failed to renew or materially reduced any insurance coverage for the Company or the Subsidiary or given any notice or other indication of its intention to cancel, not renew or reduce any such coverage.

     (f) The Seller is not aware of any facts pertaining to the Company, the Subsidiary or the Business which are reasonably likely to prevent the Purchaser from obtaining insurance following the consummation of the transactions contemplated by this Agreement on terms substantially similar to the terms currently in effect.

     SECTION 3.28. Accounts; Lockboxes; Safe Deposit Boxes; Powers of Attorney.
Section 3.28 of the Disclosure Schedule is a true and complete list of (a) the names of each bank, savings and loan association, securities or commodities broker or other financial institution in which the Company or the Subsidiary has an account, including, without limitation, cash contribution accounts, and the names of all persons authorized to draw thereon or have access thereto, (b) the location of all lockboxes and safe deposit boxes of the Company and the Subsidiary and the names of all Persons authorized to draw thereon or have access thereto and (c) the names of all Persons, if any, holding powers of attorney from the Seller relating to the Company, the Subsidiary or the Business, or from the Company or the Subsidiary. At the time of the Closing, without the prior written consent of the Purchaser, neither the Company nor the Subsidiary shall have any such account, lockbox or safe deposit box other than those listed in Section 3.28 of the Disclosure Schedule, nor shall any additional Person have been authorized, from the date of this Agreement, to draw thereon or have access thereto or to hold any such power of attorney relating to the Company, the Subsidiary or the Business or from the Company or the Subsidiary. There are no commingled monies or accounts of the Company or the Subsidiary with other monies or accounts of the Seller or relating to the other businesses of the Seller (other than servicing accounts established by Seller's subsidiary United Companies Lending Corporation in connection with its servicing activities for home equity and commercial loans, and certain pass-through certificates issued under the Pooling and Servicing Agreements (as hereinafter defined) and owned by the Company or the Subsidiary) nor has the Seller transferred monies or accounts of the Company or the Subsidiary other than to an account of the Company or such Subsidiary. At the time of the Closing, all monies and accounts of the Company and the Subsidiary shall be held by, and be accessible only to, the Company or such Subsidiary. Each of the investment assets held in the investment account of the Company will be an admissible asset under the Laws of the State of Louisiana.

     SECTION 3.29. Full Disclosure. (a) To Seller's Enhanced Special Knowledge there are no facts pertaining to the Company, the Subsidiary or the Business which are reasonably likely to have a Material Adverse Effect and which have not been disclosed in this Agreement, the Disclosure Schedule, the Financial Statements or the Statutory Statements.

     (b) To the extent limited by Seller's knowledge as provided in this Agreement, no representation or warranty of the Seller in this Agreement, nor any statement or certificate furnished or to be furnished by the Seller to the Purchaser pursuant to this Agreement, or in connection with the transactions contemplated by this Agreement, contains or will contain any untrue statement of a material fact, or omits or will omit to state a material fact necessary to make the statements contained herein or therein not misleading.

     SECTION 3.30. Proxy Statement. The proxy statement to be mailed to the stockholders of the Seller (the "Proxy Statement") in connection with the meeting of the stockholders of the Seller called to consider and vote upon the transactions contemplated hereby (the "Special Meeting", which may be the Seller's 1996 Annual Meeting of Stockholders) and any amendment thereof or supplement thereto, when mailed and at the time of the Special Meeting, shall not contain any untrue statement of material fact, or omit to state any material fact necessary in order to make the statements therein, in light of the circumstances in which they were made, not false or misleading, and shall comply as to form in all material respects with all requirements of the Exchange Act.

     SECTION 3.31. Brokers. No broker, finder or investment banker is entitled to any brokerage, finder's or other fee or commission in connection with the transactions contemplated by this Agreement from the Company or the Subsidiary based upon arrangements made by or on behalf of the Seller, the Company or the Subsidiary.

                                   ARTICLE IV

                         REPRESENTATIONS AND WARRANTIES
                                OF THE PURCHASER

     The Purchaser hereby represents and warrants to the Seller as follows:

     SECTION 4.01. Organization and Authority of the Purchaser. The Purchaser is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has all necessary power and authority to enter into this Agreement, to carry out its obligations hereunder and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement by the Purchaser, the performance by the Purchaser of obligations hereunder and the consummation by the Purchaser of the transactions contemplated hereby have been duly authorized by all requisite action on the part of the Purchaser. This Agreement has been duly executed and delivered by the Purchaser, and (assuming due authorization, execution and delivery by the Seller) upon receipt of the necessary approvals by Governmental Authorities, this Agreement will constitute a legal, valid and binding obligation of the Purchaser enforceable against the Purchaser in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting rights of creditors or by general principles of equity. Purchaser has engaged in no activity since its formation other than in connection with the transactions contemplated hereby and the financing thereof. At the Closing, the Company shall have taken all requisite action to authorize the Master Loan Sale Agreement, and shall have all necessary power and authority to enter into the Master Loan Sale Agreement, and to consummate the transactions contemplated thereby. The Master Loan Sale Agreement, upon its execution and delivery by the Company and the Seller Master Loan Sale Parties, will constitute a legal, valid and binding obligation of the Company enforceable in accordance with its terms except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting rights of creditors of insurance companies, rights of creditors generally or by general principles of equity.

     SECTION 4.02. No Conflict. Assuming compliance with the notification requirements of the HSR Act and the making and obtaining of all filings, notifications, consents, approvals, authorizations and other actions referred to in Section 4.03, except as may result from any facts or circumstances relating solely to the Seller, the execution, delivery and performance of this Agreement do not and will not (a) violate, conflict with or result in the breach of any provision of the Certificate of Incorporation or By-laws or other organizational documents, as applicable, of the Purchaser, (b) conflict with or violate any Law or Governmental Order applicable to the Purchaser which would have a material adverse effect on the ability of the Purchaser to consummate the transactions contemplated by this Agreement or (c) conflict with, or result in any breach of, constitute a default (or event which with the giving of notice or the lapse of time, or both, would become a default) under, require any consent under, or give to others any rights of termination, amendment, acceleration, suspension, revocation, or cancellation of, or result in the creation of any Encumbrance on any of the assets or properties of the Purchaser pursuant to, any note, bond, mortgage or indenture, contract, agreement, lease, sublease, license, permit, franchise or other instrument or arrangement to which the

Purchaser is a party or by which any of such assets or properties are bound or affected which would have a material adverse effect on the ability of the Purchaser to consummate the transactions contemplated by this Agreement.

     SECTION 4.03. Governmental and Other Authorizations; Notices and Consents.
(a) The execution, delivery and performance of this Agreement do not and will not require any consent, approval, authorization or other order of, action by, filing with, or notification to, any Governmental Authority or any other third party, except (a) as required by the insurance Laws of the State of Louisiana and any other state in which the Company is doing business, (b) the notification requirements of the HSR Act and (c) as set forth in Section 3.07 of the Disclosure Schedule.

     (b) The Purchaser does not have knowledge of any facts or circumstances pertaining to the Purchaser which are reasonably likely to prevent the parties hereto from obtaining the governmental consents and approvals contemplated by
Section 4.03(a).

     SECTION 4.04. Investment Purpose. The Purchaser is acquiring the Shares solely for the purpose of investment and not with a view to, or for offer or sale in connection with, any distribution thereof. The Purchaser is aware and understands that the Shares have not been registered under the Securities Act of 1933 or under the securities laws of any state, that any transfer of the Shares by the Purchaser shall be restricted under the provisions of such act and such state laws, and that the certificates representing the Shares will bear legends to such effect. The Purchaser possesses such knowledge and experience in financial and business matters generally and with respect to the Business so as to enable it to evaluate the risks and merits of its purchase of the Shares.

     SECTION 4.05. Litigation. Except as disclosed in a writing given to the Seller by the Purchaser on a date prior to the execution of this Agreement, no claim, action, proceeding or investigation is pending or, to the best knowledge of the Purchaser after due inquiry, threatened, which seeks to delay or prevent the consummation of, or which could reasonably be expected to materially adversely affect the Purchaser's ability to consummate, or which could otherwise affect the legality, validity or enforceability of, the transactions contemplated by this Agreement.

     SECTION 4.06. Brokers. No broker, finder or investment banker is entitled to any brokerage, finder's or other fee or commission in connection with the transactions contemplated by this Agreement based upon arrangements made by or on behalf of the Purchaser, except for the fee performance by the Guarantor of its guarantee obligations under Section 11.01 hereof have been duly authorized by all requisite action on the part of the Guarantor and such guarantee constitutes a legal, valid and binding obligation of the Guarantor, enforceable against the Guarantor in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting rights of creditors or by general principles of equity.


     SECTION 4.07. Organization and Authority of the Guarantor. Knightsbridge Capital Fund I, L.P. (the "Guarantor") is a duly formed Delaware limited partnership and is validly existing in good standing as a limited partnership under the Delaware Revised Uniform Limited Partnership Act. The Guarantor has all necessary power and authority to enter into this Agreement for the limited purpose of carrying out its obligations under Section 11.01 hereof. The execution and delivery of the Agreement and the performance by the Guarantor of its guarantee obligations under Section 11.01 hereof have been duly authorized by all requisite action on the part of the Guarantor and such guarantee constitutes a legal, valid and binding obligation of the Guarantor, enforceable against the Guarantor in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting rights of creditors or by general principles of equity.


     SECTION 4.08. Funding and Assets. (a) The Purchaser has, and will continue to have at the time of Closing, financing commitments from third parties to the extent necessary to enable the Purchaser to consummate the transactions contemplated by this Agreement.

     (b) The Guarantor has total gross assets in excess of $68.6 million under its management and control which are available for commitment hereunder.

                                   ARTICLE V

                             ADDITIONAL AGREEMENTS

     SECTION 5.01. Conduct of Business Prior to the Closing. (a) The Seller covenants and agrees that from the date hereof through the earlier of the Closing Date or the termination of this Agreement, neither the Company nor the Subsidiary shall conduct its business other than in the ordinary course and Consistent With Past Practice. Without limiting the generality of the foregoing, Seller shall cause the Company and the Subsidiary to (i) continue their advertising and promotional activities, pricing and purchasing policies, operations, and business plan implementation, Consistent With Past Practice;
(ii) not materially shorten or lengthen the customary payment cycles for any of their payables or receivables; (iii) use reasonable efforts to attempt to (A) keep available to the Purchaser the services of the employees of the Company,
(B) continue in full force and effect without material modification all existing policies or binders of insurance currently maintained in respect of the Company and the Business except as required by applicable law and (C) preserve their current relationships with their employees, distributors, policyholders, contractholders, regulators, rating agencies and other persons with which they have significant business relationships; (iv) exercise, but only after notice to the Purchaser and receipt of the Purchaser's prior written approval, any rights of renewal pursuant to the terms of any of the leases or subleases set forth in
Section 3.19(b) or Leases for Tangible Personal Property set forth in Section 3.20(a) of the Disclosure Schedule which by their terms would otherwise expire;
(v) maintain all material licenses, qualifications, registrations and authorizations to do business in each jurisdiction in which they are so licensed, qualified, registered or authorized; and (vi) not engage in any practice, take any action, fail to take any action or enter into any transaction, in each case outside the normal course of business or not Consistent With Past Practice, which is reasonably likely to cause any representation or warranty of the Seller to be untrue as of the date made and as of the Closing Date, other than such representations and warranties as are made as of another date (in which case to be untrue as of such date), or result in a breach of any covenant made by the Seller in this Agreement where, in each case, the consequences thereof are reasonably likely to have a Material Adverse Effect.

     (b) Seller covenants and agrees that, prior to the Closing, except as the Purchaser may otherwise consent in writing, the Company and the Subsidiary (i) will conduct their investment activities (including without limitation commercial real estate loans) only in the ordinary course of business Consistent With Past Practice and (ii) will not permit the Company to take any of the actions set forth on Section 5.01 of the Disclosure Schedule.


     (c) Seller covenants and agrees that, prior to the Closing, without the prior written consent of the Purchaser, which consent will not be unreasonably withheld, neither the Company nor the Subsidiary will make any commitment, actual or contingent, to make any investment or capital contribution, or otherwise expend capital, or purchase any securities, or supply funds to any Person, in each case in excess of $100,000 in the aggregate, except for purchases and sales of home equity loans, investment assets and the making of commercial real estate loans in the ordinary course of business Consistent With Past Practice.


     (d) Seller covenants and agrees to, and shall cause the Company to, use reasonable efforts Consistent With Past Practice to minimize the termination, withdrawal or nonrenewal of in force insurance policies and annuity contracts issued by the Company whether as a result of "twisting" or otherwise.

     (e) The Seller covenants and agrees to cause (i) all Reserve Liabilities with respect to insurance policies and annuity contracts established or reflected in the books and records of the Company to be (A) established and reflected on a basis consistent with the Reserve Liabilities and reserving methods followed in the preparation of the 1995 and 1994 Company Annual Statements unless otherwise required by applicable Law, in which event Seller shall promptly notify the Purchaser thereof, (B) adequate (under commonly accepted actuarial principles consistently applied) to cover the total amount of all reasonably anticipated matured and unmatured benefits, dividends, claims and other liabilities of the Company under all insurance policies and annuity contracts under which the Company has or will have any liability (including, without limitation, any liability arising under or as a result of any reinsurance, coinsurance or other similar agreement) and (C) in material compliance with the insurance Laws of Louisiana and in material compliance with the insurance Laws of all other jurisdictions in which it is licensed to write life insurance or issue annuities; and (ii) the

Company to continue to own assets that qualify as legal reserve assets under applicable insurance Laws in an amount equal to its respective Reserve Liabilities.

     (f) The Seller covenants and agrees to cause all reserve liabilities calculated in accordance with GAAP, established or reflected in the books and records of the Company to be established and reflected on a basis consistent with the reserve liabilities and reserving methods followed in the preparation of the December 31, 1994 Company GAAP Statement unless otherwise required by GAAP, in which event Seller shall promptly notify the Purchaser thereof.

     SECTION 5.02. Access to Information. (a) From the date hereof until the earlier of the Closing or the termination of this Agreement, and subject to the provisions of Section 5.22, upon reasonable prior notice and at mutually agreeable times and places, the Seller shall and shall cause each of its officers, employees, agents, representatives, accountants and counsel to: (i) afford the officers, employees and authorized agents, accountants, counsel, financing sources, prospective financing sources, equity investors, potential equity investors and representatives of the Purchaser reasonable access to the offices, properties, other facilities, books and records of the Company and the Subsidiary and to those officers, employees, agents, accountants and counsel of the Seller who have any knowledge relating to, and to the books and records of the Seller and its subsidiaries relating to, the Company, the Subsidiary or the Business, (ii) furnish to the Purchaser monthly financial and management statements of the Company and the Subsidiary as prepared in the ordinary course of business and (iii) furnish to the officers, employees and authorized agents, accountants, counsel, financing sources, prospective financing sources and representatives of the Purchaser such additional financial and operating data and other information regarding the assets, properties and good will of the Company, the Subsidiary and the Business (or legible copies thereof) as the Purchaser or any of its officers, employees, authorized agents, accountants, counsel, financing sources, prospective financing sources or representatives may from time to time reasonably request.

     (b) Subject to Section 7.09, in order to facilitate the resolution of any claims made by or against or incurred by the Seller prior to the Closing and claims which are the subject of Article IX hereof, for a period of seven years after the Closing, or for such longer period as may be required so as to extend to the end of the applicable statute of limitations, the Purchaser shall (i) retain or cause to be retained the books and records (or copies thereof) of the Company and the Subsidiary relating to periods prior to the Closing in a manner reasonably Consistent With Past Practice and (ii) upon reasonable notice, afford or cause to be afforded the officers, employees and authorized agents and representatives of the Seller reasonable access (including, without limitation, the right to make, at the Seller's expense, photocopies), during normal business hours, to such books and records.

     (c) Subject to Section 7.09, in order to facilitate the resolution of any claims made by or against or incurred by the Purchaser and claims which are the subject of Article IX hereof, any Affiliate of the Purchaser, the Company or the Subsidiary after the Closing, for a period of seven years following the Closing, or for such longer period as may be required so as to extend to the end of the applicable statute of limitations, the Seller shall (i) retain the books and records (or copies thereof) of the Seller which relate to the Company and the Subsidiary and their operations for periods prior to the Closing and which shall not otherwise have been delivered to the Purchaser, the Company or the Subsidiary and (ii) upon reasonable notice, afford the officers, employees and authorized agents and representatives of the Purchaser, any Affiliate of the Purchaser, the Company or the Subsidiary reasonable access (including, without limitation, the right to make photocopies, at the expense of the Purchaser, such Affiliate of the Purchaser, the Company or such Subsidiary), during normal business hours, to such books and records.

     (d) The Seller covenants and agrees to provide to the Purchaser the quarterly and annual statements of the Company filed with or submitted to the Louisiana Department for each calendar quarter ending between the date hereof and the Closing Date and for the year ended December 31, 1995, together with all related notes, exhibits and schedules thereto, prior to the filing or submission thereof and to consult with the Purchaser in respect thereof prior to such filing or submission.

     SECTION 5.03. Confidentiality by Seller. The Seller agrees to, and shall instruct its agents, representatives, employees, officers and directors to: (i) treat and hold as confidential all non-public information relating to trade secrets, trademark applications, product development, price, distributor, policyholder and contract holder lists, pricing and marketing plans, policies and strategies, details of client and consultant contracts, operations methods, product development techniques, business acquisition plans, new personnel acquisition plans and all other confidential information with respect to the Business, the Company and its Subsidiary, except as Seller reasonably believes, based on the advice of counsel, is otherwise required to be disclosed by applicable Law, in which event the Seller agrees to, and shall instruct its agents, representatives, employees, officers and directors to, furnish only that portion of such confidential information which the Seller reasonably believes is legally required to be provided and exercise its reasonable efforts to obtain assurances that confidential treatment will be accorded such information, and (ii) in the event that the Seller or any such agent, representative, employee, officer or director is served with a subpoena, order or other legal process to disclose any such information, provide the Purchaser with reasonably prompt written notice of such requirement so that the Purchaser, the Company or the Subsidiary may, at the expense of the Purchaser, seek a protective order or other remedy. This Section 5.03 shall not apply to any information that, at the time of disclosure, is available publicly or was not disclosed in breach of this Agreement by the Seller or its agents, representatives, Affiliates, employees, officers or directors. This Section 5.03 shall also not apply to any of the foregoing non-public information heretofore or hereafter provided by the Seller, in accordance with Section 5.06, prior to the Closing, to third parties who have expressed an interest in acquiring the Company and who have signed a confidentiality agreement satisfactory to the Seller. The provisions of this Section 5.03 shall not survive the termination of this Agreement. The Seller agrees and acknowledges that remedies at law for any breach of its obligations under this Section 5.03 are inadequate and that in addition thereto the Purchaser shall be entitled to seek equitable relief, including injunction and specific performance, in the event of any such breach. Seller shall assure compliance with the provisions of this Section by all of its officers, employees and authorized agents, accountants, counsel and representatives and shall be responsible for any breach hereof by any of them. The provisions of this Section 5.03 do not supersede that certain Confidentiality Agreement dated August 14, 1995 between an Affiliate of the Purchaser and Seller which shall remain in full force and effect.

     SECTION 5.04. Governmental and Other Authorizations; Notices and Consents.
(a) Each of the Seller and the Purchaser shall use all reasonable efforts to obtain (or cause the Company and the Subsidiary to obtain) all authorizations, consents, orders and approvals of all Governmental Authorities and officials that are or become necessary for their execution and delivery of, and the performance of their obligations pursuant to, this Agreement, including, without limitation, any required approvals of the Louisiana Department, and will cooperate fully with each other in promptly seeking to obtain all such authorizations, consents, orders and approvals. Each party hereto agrees to make an appropriate filing, if necessary, pursuant to the HSR Act with respect to the transactions contemplated by this Agreement within twenty Business Days of the date hereof and to supply as promptly as practicable to the appropriate Governmental Authorities any additional information and documentary material that may be requested pursuant to the HSR Act.

     (b) The Seller shall cause the Company and the Subsidiary to give promptly such notices to third parties and use all reasonable efforts to obtain such third party consents and estoppel certificates as are set forth on Section 3.07 of the Disclosure Schedule and noted with an asterisk (*) thereon in connection with the transactions contemplated by this Agreement.

     (c) The Purchaser shall cooperate and use all reasonable efforts to assist the Seller in giving such notices and obtaining such consents and estoppel certificates; provided, however, that neither the Seller nor the Purchaser shall have any obligation to give any guarantee or other consideration of any nature in connection with any such notice, consent or estoppel certificate or to consent to any change in the terms of any agreement or arrangement which would be adverse to the interests of the Seller, the Purchaser, the Company, the Subsidiary or the Business.

     (d) The Seller and the Purchaser agree that, in the event any such consent, approval or authorization is not obtained prior to the Closing, the Seller will, subsequent to the Closing, cooperate with the Purchaser and the Company in attempting to obtain such consent, approval or authorization as promptly thereafter as practicable and, in the case of contracts and agreements, so as to provide for the Purchaser the benefits under such contracts and agreements; provided, however, that the Seller has no obligation to give any guarantee or other consideration of any nature in connection with any such consent, approval or authorization or to consent to any change in terms of any agreement which would be materially adverse to the interests of the Seller.

     (e) The Seller's obligations under this Section 5.04 shall terminate upon termination of this Agreement.

     SECTION 5.05. Notice of Developments. (a) Prior to the earlier of the Closing or termination of this Agreement, the Seller shall notify promptly, and in any event within five Business Days, the Purchaser in writing, to the extent of the best knowledge of the Seller, of (i) all events, circumstances, facts and occurrences arising subsequent to the date of this Agreement which are reasonably likely to result in any breach of a representation or warranty or covenant of the Seller in this Agreement or which are reasonably likely to have the effect of making any representation or warranty of the Seller in this Agreement untrue or incorrect in any respect and (ii) all other material developments, other than general economic or market changes and changes in tax Law or the life insurance industry as a whole, affecting the assets, Liabilities, business, financial condition, operations, results of operations, distributor, policyholder, contractholder or employee relations or prospects of the Company, the Subsidiary or the Business.

     (b) Prior to the earlier of the Closing or termination of this Agreement, the Purchaser shall promptly, and in any event within five Business Days, notify the Seller in writing, to the extent of the best knowledge of the Purchaser, of all events, circumstances, facts and occurrences arising subsequent to the date of this Agreement which are reasonably likely to result in any breach of a representation or warranty or covenant of the Purchaser in this Agreement or which are reasonably likely to have the effect of making any representation or warranty of the Purchaser in this Agreement untrue or incorrect in any respect.

     SECTION 5.06. Acquisition Proposals. (a) The Seller and the Company and their respective officers, directors, employees, representatives and agents shall immediately cease any existing discussions or negotiations with any parties conducted heretofore with respect to any Acquisition Proposal except to the extent permitted hereby. Until the earlier of the Closing or the termination of this Agreement, neither the Seller, the Company, nor their respective officers, directors, employees or investment bankers, attorneys, accountants or other agents retained by either of them will (i) initiate or solicit, directly or indirectly, any inquiries regarding the making of any Acquisition Proposal, or (ii) except as permitted below, engage in negotiations or discussions with, or furnish any information or data (other than publicly available information or data) to any third party relating to an Acquisition Proposal (other than the transactions contemplated hereby). Notwithstanding anything to the contrary contained in this Section, or in any other provision of this Agreement, the Seller, its Board of Directors and its officers, representatives and agents may furnish information to, and participate in discussions or negotiations (including, without limitation, as a part thereof, making any counterproposals) with, any third party (the "Third Party") which submits a written Acquisition Proposal if the Seller's Board of Directors or the executive committee thereof determines in good faith, after consulting with legal counsel, that such furnishing of information and participating in discussions are required in the exercise of the Board's fiduciary duties under applicable law. The Seller and the Company shall promptly advise the Purchaser when they determine that they will have (or when they continue to have, in the case of Third Parties with whom discussions are currently ongoing) negotiations with a Third Party, including providing to the Purchaser such information concerning the Third Party as shall be not inconsistent with the terms of any agreement with the Third Party with respect to the subject of discussions or negotiations. To the extent this Agreement has not otherwise been terminated, the Seller and the Company shall be entitled to execute a definitive agreement with a Third Party relating to the Acquisition Proposal of such Third Party so long as the Board of Directors of Seller exercises, prior to or concurrently with such execution, the right under
Section 10.01(b)(v) to terminate this Agreement, and pays the fee contemplated by Section 10.02(b)(iii)(B).

     (b) For purposes of this Agreement, the term "Acquisition Proposal" shall mean any good faith purchase offer made by a third party and which was not directly or indirectly solicited after the date of this Agreement by the Seller, the Company or any of their respective affiliates to acquire (i) beneficial ownership (as defined pursuant to Section 13(d) of the Exchange Act) of a majority or greater equity interest in the Company or the Assets or Business pursuant to a merger, consolidation or other business combination, sale of shares of capital stock or similar transaction involving the Company, including, without limitation, any single or multi-step transaction or series of related transactions which is structured in good faith to permit such third party to acquire beneficial ownership of a majority or greater equity interest in the Company or the Assets or Business or
(ii) all or substantially all of the business or assets of the Company or the Business (other than the transactions contemplated by this Agreement).

     SECTION 5.07. Use of Names and Intellectual Property. (a) The Seller covenants and agrees that following the Closing, the Purchaser shall have the exclusive (as provided in subclause (D) below and to the extent Seller can so grant), and royalty-free right to use the name "United" (the "Name") in connection with the Business; provided, however, that (A) (i) the Purchaser shall, in conjunction with use of the Name, use the words "Life Insurance Company" and at least one additional word other than "Companies" or "Title" between the Name and the words "Life Insurance Company"; (ii) the Purchaser will not be permitted any use of the logo of the Seller which was used by the Company or the Subsidiary prior to the Closing and which is attached hereto as Exhibit
5.07 (except as provided in subclause (B) below) and (iii) the Purchaser will, in connection with the permitted use of the Name, add a descriptive indication of the Company's affiliation with Knightsbridge Management, L.L.C.; (B) the Purchaser may continue to utilize the Company's existing name or the logo, including but not limited to, on stationery, invoices, purchase orders or other clerical or similar supplies until March 31, 1997 or such later date as the Seller may agree; (C) any such use of the Name or logo shall not be reasonably likely to cause confusion, mistake or deception as to the affiliation, connection or association between Seller, on the one hand, and Purchaser or its Affiliates (including, without limitation, the Company and the Subsidiary after the acquisition thereof pursuant to this Agreement), on the other hand, or as to the origin, sponsorship or approval of the Purchaser's or its Affiliates' (including, without limitation, the Company and the Subsidiary after the acquisition thereof pursuant to this Agreement) goods or services and (D) Purchaser's exclusive rights described in this Section 5.07(a) shall not limit the right of the Seller and its Affiliates to use the Name in connection with its business as conducted following the Closing.

     (b) From and after the Closing and except as contemplated hereof, neither the Seller nor any of its Affiliates shall use any of the Owned Intellectual Property or any of the Licensed Intellectual Property to the extent and for the period that the Company or the Subsidiary have exclusive rights (as determined pursuant to Section 5.07(a)(D)).

     SECTION 5.08. Non-Competition. (a) For a period of two years following the Closing, the Seller shall not, and shall not permit any of its Affiliates to engage in any annuity business, whether directly or indirectly, nor hold any interest in any entity that engages in any such annuity business, except that Seller and its Affiliates may, collectively, (i) acquire and hold such amount that is not a substantial portion, on a fully diluted basis, of the issued and outstanding shares of equity voting securities of such an entity or (ii) acquire and hold any or all of the outstanding capital stock of such entity so long as the revenue and net income of such entity from its annuity business does not constitute a substantial portion of the total consolidated revenues and net income of the Seller and its Affiliates (at the time of the acquisition or at any time thereafter) as reflected on any regularly prepared financial statement of the Seller and its Affiliates; provided, however, that Sections 5.08(a) and
(c) shall not apply to the acquisition of any or all of the outstanding capital stock, assets or businesses of Seller or any of its subsidiaries by any entity that engages, directly or through subsidiaries or Affiliates, in the annuity business or the merger, consolidation or other business combination of the Seller or any of its subsidiaries with or into any such entity.

     (b) For a period of two years following the Closing, the Seller shall not, and shall not permit any of its Affiliates to, solicit or induce or attempt to induce any entities or persons, including, without limitation, customers, employees, agents, suppliers and financial institutions that conducted business with or were employed by the Company or the Subsidiary on or prior to the Closing Date, to purchase annuities from any Person other than the Company or terminate employment by the Company or the Subsidiary at any time following the Closing Date.

     (c) The Seller acknowledges that the Purchaser has informed it that the covenants of the Seller set forth in Section 5.08 are an essential element of this Agreement and that, but for the agreement of the Seller to comply with these covenants, the Purchaser represents to the Seller that it would not have entered into this Agreement.

     SECTION 5.09. Release of Indemnity and other Obligations. The Seller covenants and agrees, on or prior to the Closing, to execute and deliver to the Purchaser, for the benefit of the Company and the Subsidiary, a general release and discharge, in form and substance reasonably satisfactory to the Purchaser, releasing and discharging the Company and the Subsidiary from any and all obligations accruing on or after the Closing Date to pay any amounts to or perform any obligations owing to, or indemnify, the Seller or otherwise hold the Seller harmless pursuant to the agreements listed in Section 3.14 and Section
3.17 of the Disclosure Schedule which are noted with an asterisk (*).

     SECTION 5.10. Further Action. (a) Each of the parties hereto shall use all reasonable efforts to take, or cause to be taken, all appropriate action, do or cause to be done all things necessary, proper or advisable under applicable Law, and execute and deliver such documents and other papers, as may be required to carry out the provisions of this Agreement and consummate and make effective the transactions contemplated by this Agreement.

     SECTION 5.11. Release of Liens on Assets. The Seller covenants and agrees to cause all Encumbrances on the Assets except the Excluded Assets (other than Permitted Encumbrances), to be removed at or prior to the Closing. The Purchaser shall cooperate and use all reasonable efforts to assist the Seller in obtaining the removal of such Encumbrances; provided, however, that the Purchaser shall have no obligation to give any guarantee or other consideration of any nature in connection with the removal of any such Encumbrance. The parties hereto agree that, in the event the Seller is unable to cause the removal of any Encumbrance on any such Asset (other than Permitted Encumbrances) prior to the Closing, the Seller shall, following the Closing, use reasonable efforts to cooperate with the Purchaser and the Company in attempting to remove such Encumbrance as promptly as practicable.

     SECTION 5.12. Excluded Assets. (a) At the Closing, the Seller shall cause the following assets of the Company or the Subsidiary (the "Excluded Assets"), if not previously sold or transferred, to be distributed from the Company to the
Seller:

          (i) The Company's real property described on Section 5.12(a)(i) of the Disclosure Schedule plus any additional real estate acquired by the Company (by foreclosure or otherwise) on or prior to the Closing Date; and

          (ii) The Company's interest in the Cigna Partnership (the parties hereby agreeing that the Company will retain its interest in and ownership of CIGNA Mezzanine Partners II, L.P.).

     (b) Section 5.12 of the Disclosure Schedule shall set forth the methodology used for determining the fair market value of each of the categories of Excluded Assets as of the time immediately prior to the Closing. Purchaser and Seller shall jointly compute, using such methodology, the aggregate of the fair market values of the Excluded Assets, which aggregate as so agreed is herein referred to as the "Excluded Assets Value Amount."

     (c) The Excluded Assets will be transferred pursuant to conveyance instruments reasonably acceptable to the Seller and the Purchaser and shall include all of the Company's and the Subsidiary's right, title and interest therein, all leases and related agreements, with full subrogation and substitution against all prior owners.

     SECTION 5.13. Services. In order to allow for an orderly transition of the business following the Closing:

     (a) The Purchaser covenants and agrees to cause the Company to provide post-Closing transitional services for an interim period of time, commencing at the Closing Date and continuing until December 31, 1996 or such other date as is mutually agreed by Purchaser and Seller, to the Seller or an affiliate of Seller, as appropriate, at the same level and type as such Services have historically been provided to Seller and its Affiliates (the "Company Services," which services shall be those set forth on Exhibit 5.13(a) hereto; provided, however, that the Company shall not be required to provide any Company Services to the extent that the performance of such Company Services becomes more expensive for the Company as a result of organizational or operational change by Seller. The Company shall be required to provide Company Services only as reasonably appropriate to conduct Seller's business and shall not be required to provide a level of service which is higher than that provided immediately prior to the date hereof, including normal fluctuations.

     (b) The Purchaser covenants and agrees to reimburse the Seller for all actual costs incurred by the Seller in connection with providing the required Seller Services to the Company pursuant to Section 5.13(c). The Purchaser further covenants to use its best efforts to obtain a replacement source to provide such services as promptly as practicable following the Closing Date.

     (c) The Seller covenants and agrees to provide certain post-Closing transitional services for an interim period of time commencing at the Closing Date and continuing until December 31, 1996 or such other date as is mutually agreed by Purchaser and Seller to the Company or an affiliate of the Company, at the same level and type as such services have historically been provided to the Company and the Subsidiary (the "Seller Services," which services shall be those set forth on Exhibit 5.13(c) hereto; provided, however, that the Seller shall not be required to provide any Seller Services to the extent that the performance of such Seller Services becomes more expensive for the Seller as a result of an organizational or operational change by the Company. The Seller shall be required to provide Seller Services only as reasonably appropriate to conduct the Company's business and shall not be required to provide a level of service which is higher than that provided immediately prior to the date hereof, including normal fluctuations.

     (d) The Seller covenants and agrees to reimburse the Company or Purchaser for all actual costs incurred by the Company or the Purchaser in connection with providing the required Company Services to the Seller pursuant to Section 5.13(a). Seller further covenants to use its best efforts to obtain a replacement source to provide such services as promptly as practicable following the Closing Date.

     SECTION 5.14. Termination of Inter-Company Arrangements. At or prior to the Closing, the Seller shall cause the Inter-Company Arrangements identified with two asterisks (**) on Section 3.14 and Section 3.17 of the Disclosure Schedule to be terminated or amended on terms reasonably satisfactory to the Purchaser and the Seller.

     SECTION 5.15. Commercial Real Estate Group. On or prior to the Closing, the Seller will transfer to the Company Seller's commercial real estate servicing business (the "Commercial Real Estate Group") including (i) the transfer of all employees of the Commercial Real Estate Group on the date of transfer, (ii) the purchase and sale of the fixed assets used solely by such Commercial Real Estate Group and (iii) the assignment of the real property leases for the space occupied by the Commercial Real Estate Group, all on terms and conditions mutually acceptable to Purchaser and Seller. At the Closing, the Seller will appoint the Company as agent to service the commercial mortgage pass-through certificates, Series 1990-1 and 1990-2, issued pursuant to the Pooling and Servicing Agreements dated as of March 1, 1990, and December 1, 1990, respectively, each among the Company (as seller), the Seller (as servicer), and Security Pacific National Bank (now Bank of America), as trustee (the "Pooling and Servicing Agreements") in accordance with the terms and provisions of the related Pooling and Servicing Agreements as in existence as of the date hereof, and the Purchaser shall cause the Company to accept such appointment. By accepting such appointment as agent, the Company shall assume all obligations of the Seller under the Pooling and Servicing Agreements and shall defend, indemnify and hold harmless the Seller from its failure to perform any such obligations. At the Closing, the Seller shall cause the servicing of the commercial mortgage loans owned by the Company to be transferred from the United Companies Lending Corporation to the Company. In connection with the servicing of the foregoing commercial mortgage pass-through certificates and commercial mortgage loans, the Company shall pay monthly to the Seller, on the tenth day of each month, a dollar amount equal to the product of (i) the aggregate principal amount (measured as of the first day of the preceding month) of such commercial mortgage pass-through certificates in existence on the Closing Date (the parties hereto acknowledging that no fee shall be paid with respect to any such commercial mortgage pass-through certificates coming into existence after the Closing Date), times (ii) one-twelfth of one-eighth per cent.

     SECTION 5.16. Master Loan Sale Agreement. On or prior to the Closing, the Purchaser agrees to cause the Company and/or other Affiliates of the Purchaser reasonably acceptable to the Seller, and the Seller agrees to cause the Seller Master Loan Sale Parties, which shall be the Seller's mortgage lender subsidiaries existing on the date hereof, to enter into a Master Loan Sale Agreement and Servicing Agreement, substantially in the form of Exhibit 5.16 (the "Master Loan Sale Agreement").

     SECTION 5.17. Proxy Statement. Promptly after the date hereof, the Seller shall prepare the Proxy Statement. Seller shall send Purchaser and its attorneys drafts of the Proxy Statement, and afford them reasonable opportunity to comment thereon. Seller shall file the Proxy Statement with the Commission. In connection with the foregoing, (a) the Seller will comply with the requirements of the Exchange Act and the rules and regulations of the Commission thereunder applicable to the solicitation of proxies for the Special Meeting (including any requirement to amend or supplement the Proxy Statement) and (b) each of Seller and Purchaser shall furnish such information for inclusion in the Proxy Statement relating to it and its Affiliates and the transactions contemplated by this Agreement and such further and supplemental information as may be necessary to ensure that the statements regarding each of Seller and Purchaser and their respective Affiliates, as applicable, and such transactions contained in the Proxy Statement (as it may be amended or supplemented) will not on the date such Proxy Statement is mailed or on the date of the Special Meeting or on the Closing Date, contain any untrue statement of material fact or omit to state any material fact necessary in order to make the statements therein, in light of the circumstances in which they were made, not misleading. The Proxy Statement shall include the recommendation of the Seller's Board of Directors in favor of the sale and purchase of the Shares and the transactions provided for herein, unless otherwise required by the fiduciary duties of the directors under applicable law as determined by the Seller's Board of Directors and in accordance with the procedures for termination set forth in Section 10.01(b)(v) hereof.

     SECTION 5.18. Meeting of the Stockholders. The Seller shall take all action necessary in accordance with applicable law and its articles of incorporation and by-laws to convene the Special Meeting as promptly as practicable to consider and vote upon the approval and adoption of this Agreement and to consider and vote upon such other matters as may be necessary to effectuate the transactions provided for herein. The Board of Directors of the Seller has resolved to recommend, and, subject only to the final sentence of Section 5.17, the Board of Directors of the Seller shall continue to recommend, and shall take all lawful action to solicit proxies for and otherwise obtain, such approval and adoption.

     SECTION 5.19. Appraisal Rights. (a) The Seller covenants and agrees to comply with LA. REV. STAT. ANN. Section 12:121B which provides that notice of the Special Meeting shall specifically state that the purpose of the Special Meeting is to approve consummation of the transactions contemplated herein, and shall also contain the following statement: "Dissenting shareholders who comply with the procedural requirements of the Business Corporation Law of Louisiana will be entitled to receive payment of the fair cash value of their shares if the transaction to be considered is effected upon approval by less than eighty per cent of the corporation's total voting power."

     (b) The Seller covenants and agrees to comply with the rights of dissenting shareholders at set forth in LA. REV. STAT. ANN. Section 12:131 (WEST 1994).

     SECTION 5.20. Location. The Purchaser agrees that it will use commercially reasonable efforts to cause the Company to maintain a presence substantially comparable to that presently maintained by the Company in Baton Rouge, Louisiana for not less than 2 years from the Closing Date. On or prior to the Closing, the Seller agrees to cause that certain lease for the premises located at Three United Plaza, Baton Rouge, Louisiana 70809, by and among United Companies Realty and Development Company, Inc., as lessor, and the Company, as lessee, dated June 15, 1995 (the "Louisiana Lease"), to be amended such that the Louisiana Lease shall provide for a termination date 2 1/2 years from the Closing Date, with such renewal rights as are provided in the existing lease.

     SECTION 5.21. Rating Agencies. Until the earlier of the Closing or the termination of this Agreement, each party shall keep the other informed on a current basis of any and all discussions with or review by any rating agency relating to the Company.

     SECTION 5.22. Confidentiality by Purchaser. The Purchaser agrees that any information regarding the Seller, the Company, the Subsidiary or any other subsidiary of the Seller heretofore obtained from the Seller, the Company, the Subsidiary or their representatives or agents, obtained by the Purchaser by virtue of the execution and delivery of this Agreement, or obtained by the Purchaser pursuant to Section 5.02 and Section 7.03 hereof, shall be used and held by the Purchaser in accordance with the Confidentiality Agreement, except to the extent that the Purchaser is served with a subpoena, order or other legal process to disclose any such information. In the event that the Purchaser or any such agent, representative, employee, officer or director is served with a subpoena, order or other legal process, to disclose any such information, the Purchaser shall provide the Seller with reasonably prompt written notice of such requirement so that the Seller may, at the expense of the Seller, seek a protective order or other remedy. This Section 5.22 shall not apply to any information that, at the time of disclosure, is available publicly or was not disclosed in breach of this Agreement by the Purchaser or its agents, representative, Affiliates, employees, officers or directors. The Purchaser shall instruct all officers, employees and authorized agents, accountants, counsel, financing sources, prospective financing sources and representatives of the Purchaser who are provided access to such information as to the provisions of this Section and shall assure their compliance therewith and shall be responsible for any breach thereof by any of them.

     SECTION 5.23. New Director and Officer Slates. The Purchaser shall cause directors and officers of the Company to be elected at the Closing so that the Company shall be authorized to execute and deliver the agreements described in Sections 5.15 and 5.16.

     SECTION 5.24. Section 338(h)(10) Election. As soon as practicable following the Closing Date, Seller shall make a timely, effective and irrevocable Section 338(h)(10) Election as set forth in Section 7.02.


     SECTION 5.25. Cash Dividend. Immediately prior to the Closing, the Seller shall cause the Company to distribute to the Seller a $10,000,000 dividend (the "Cash Dividend") by wire transfer in immediately available funds to one or more accounts as designated by the Seller; provided, however, that if on or prior to the Closing Seller shall have not obtained all requisite regulatory approvals, consents and the like from all applicable Governmental Authorities for the payment of the Cash Dividend, no payment thereof shall be made and in such event all references in Article II to such Cash Dividend shall be deemed to be deleted.


                                   ARTICLE VI

                                EMPLOYEE MATTERS

     SECTION 6.01. 401(k) Plan and ESOP. (a) Effective as of the Closing Date, all employees of the Company and the Subsidiary shall cease to participate in the Seller's 401(k) savings plan and employee stock ownership plan (the "401(k) and ESOP Plans") except to the extent former employees of the Company and the Subsidiary are otherwise permitted to participate in the 401(k) and ESOP Plans. On or before the Closing Date, the Seller shall take all actions necessary to cause the Company to cease to be a participating employer in the 401(k) Plan as of the Closing Date.

     (b) From and after the Closing Date, the Seller shall indemnify and hold the Purchaser, the Company and the Subsidiary harmless against any claims of participants, beneficiaries or governmental agencies made against them in connection with the 401(k) and ESOP Plans including any claims, penalties, losses, fees, expenses or other costs or liabilities incurred by them as a consequence of, or in order to avoid, a failure by either of the plans to qualify under Section 401(a) of the Code for any period prior to Closing.

     SECTION 6.02. Supplemental Pension Benefits. From and after the Closing Date, the Company and the Subsidiary shall be responsible for, and shall indemnify and hold the Seller harmless from, the payment of all supplemental retirement benefits or other nonqualified deferred compensation, to the extent related to periods prior to the Closing Date and accrued or reflected on the Closing Balance Sheet.

     SECTION 6.03. Other Benefits; Qualified Plans. (a) From and after the Closing Date, the Seller shall indemnify and hold the Purchaser, the Company and the Subsidiary harmless against any claims made against them by employees or former employees of the Company or the Subsidiary (i) for severance pay relating to any termination of employment which occurred prior to the Closing, (ii) for nonqualified deferred compensation or incentive or contingent compensation relating to any Plan as in effect, or commitment made, prior to the Closing Date (to the extent related to periods prior to the Closing Date), except to the extent described in

Section 6.02 or (iii) for health, medical, disability or Workman's Compensation claims incurred prior to the Closing Date, regardless of whether such claims are reported prior to the Closing Date or are not so reported.

     (b) As of the Closing Date, Seller shall "vest" employees of the Company and the Subsidiary, as well as Seller's employees who are part of the Commercial Real Estate Group and who are transferred to the Company pursuant to Section
5.15 hereof, who have been granted stock options under the Seller's 1993 Stock Incentive Plan but who have not yet exercised such options. For purposes of this Section, "vest" shall mean granting the right to exercise such stock options during the 90 day period beginning July 22, 1996, or such earlier date on or after the Closing Date that the employment by the Company or the Subsidiary of the employee is terminated by death, retirement, disability or involuntary severance by the Company or the Subsidiary.

     (c) From and after the Closing Date, the Purchaser, the Company and the Subsidiary shall indemnify and hold the Seller harmless against any claims or liability relating to any termination of employment of any employee of the Company or the Subsidiary, if such termination occurs on or after the Closing.

     SECTION 6.04. No Third Party Beneficiary Rights or Rights to Continued Employment. Nothing contained herein, express or implied, is intended to or shall confer upon any employee or former employee of the Company or the Subsidiary any right or remedy of any nature or kind whatsoever under or by reason of this Agreement, including any rights of continued employment for any period.

                                  ARTICLE VII

                                  TAX MATTERS

     SECTION 7.01. Representations and Warranties. The Seller hereby represents and warrants as follows:

          (i) The Seller is the parent corporation of an affiliated group of corporations, as defined in Section 1504(a) of the Code, that files consolidated federal income tax returns (the "Seller Group"). Since [1982] the Company has been included in consolidated federal non-life/life income tax returns filed by the Seller Group ("Seller Group Consolidated Returns"), and will continue to be included in the Seller Group Consolidated Returns for 1995 and the taxable year of the Seller Group ending on or after the Closing Date, which taxable year shall include the Closing Date.

          (ii) Except as set forth in Section 7.01 of the Disclosure Schedule,
     (A) all material returns and reports in respect of Taxes ("Tax Returns" or "Returns") required to be filed with respect to the Company and the Subsidiary (including the Seller Group Consolidated Returns and state income or franchise Tax Returns that include the Company or the Subsidiary on a consolidated, combined, or unitary basis) have been timely filed except where the failure to file involved would not have a Material Adverse Effect; (B) all Taxes shown to be payable on such Returns and all assessments of Tax made against the Company and the Subsidiary with respect to such Returns have been paid or adequately provided for; (C) all such Returns are true, correct, and complete in all material respects; and (D) no adjustment relating to such Returns has been proposed formally or informally by any Tax authority.

          (iii) Except as set forth in Section 7.01 of the Disclosure Schedule, there are no pending or to the best knowledge of Seller threatened actions or proceedings for the assessment or collection of Taxes against the Company or the Subsidiary.

          (iv) Except as set forth in Section 7.01 of the Disclosure Schedule, there are no Tax liens on any assets of the Company or the Subsidiary, except liens for Taxes that are not yet due and payable.

          (v) Except as set forth in Section 7.01 of the Disclosure Schedule, neither the Company nor the Subsidiary is or has been doing business in, is or has been engaged in a trade or business, or has business in force in any jurisdiction in which it has not filed all required material income, franchise, or gross premium tax returns or other applicable Returns.

          (vi) Except as set forth in Section 7.01 of the Disclosure Schedule, there are no outstanding waivers or agreements extending the statute of limitations for any tax period with respect to any Tax to which the Company or the Subsidiary may be subject.

          (vii) Except as set forth in Section 7.01 of the Disclosure Schedule, there are no outstanding written requests for information made by a taxing authority to the Company or the Subsidiary.

          (viii) Except as set forth in Section 7.01 of the Disclosure Schedule, neither the Company nor the Subsidiary is obligated under any agreement with respect to industrial development bonds or other obligations, with respect to which, the excludability from gross income of the holder for federal income tax purposes could be affected by the transactions contemplated hereunder.

          (ix) Except as set forth in Section 7.01 of the Disclosure Schedule, no power of attorney is currently in force with respect to any matter relating to Taxes that could affect the Company or the Subsidiary.

          (x) Except as set forth in Section 7.01 of the Disclosure Schedule, neither the Company nor the Subsidiary has been a member of any partnership or joint venture or the holder of a beneficial interest in any trust for any period for which the statute of limitations for any Tax has not expired.

          (xi) Each reserve item with respect to the Company or the Subsidiary set forth in the 1994 Seller Group Consolidated Return was determined in accordance with Sections 807 and 846 of the code, or other applicable Code sections, and has been consistently applied with respect to the filing of the Seller Group Consolidated Returns for the years ended December 31, 1991 through December 31, 1994, and will be consistently applied with respect to the Company or the Subsidiary in the 1995 and 1996 Seller Group Consolidated Returns when such Returns are filed.

          (xii) There have not been any changes in the $5,239,860 balance in the policyholder surplus account reported in the 1994 Seller Group Consolidated Return for the Company. The computation and maintenance of those account balances for the tax years subsequent to 1958 have been in accordance with
     Section 815 of the Code and the regulations thereunder. There will be no subtraction from the Company's policyholder surplus account under Section 815 of the Code from December 31, 1994 up to and including the Closing Date, exclusive of any effect of the Section 338 Election and the transfer of the Excluded Assets.

          (xiii) For 1995 and for the taxable year including the Closing Date, the Company will qualify as a "life insurance company" within the meaning of Section 816(a) of the Code and the Treasury Regulations thereunder except for any change in such qualification resulting from the Section 338 Election.

     SECTION 7.02. Section 338(h)(10) Election. (a) Seller will join with the Purchaser in making an election under Section 338(g) and Section 338(h)(10) of the Code (and, to the extent requested by purchaser any comparable election under state, local, or foreign tax law) (collectively, the "Section 338(h)(10) Election") with respect to the purchase and sale of the stock of the Company and, if requested by Purchaser, the indirect purchase of the stock of Subsidiary hereunder. Any liability for Taxes, including Phase III taxes, for the taxable year that includes the Section 338(h)(10) Election is the liability of Seller. Any liability for Taxes related to the distribution of the Excluded Assets is the liability of the Seller.

     (b) Seller and the Purchaser will cooperate with one another and with their respective representatives with regard to the timely preparation and filing of a
Section 338(h)(10) Election under the laws of each appropriate jurisdiction for which such election is to be made. In particular, and without limiting the generality of the foregoing, (i) no later than thirty (30) calendar days prior to the Closing Date, the Purchaser shall notify Seller of any request to make a
Section 338(h)(10) Election under the laws of any state or local jurisdiction in which election is not automatic if an election is made for federal income tax purposes, and of whether to make such an election with respect to the Subsidiary for federal income tax purposes; and (ii) the Seller shall deliver to Purchaser a duly executed and completed Internal Revenue Service Form 8023A and any similar state or local form to be filed, as well as drafts of any required attachments (collectively, the "Section 338 Forms") no later than ninety (90) calendar days prior to the date each such form is required to be filed. In the event of any dispute with regard to the content of any Section 338 Form, the parties shall diligently attempt to resolve such dispute; but if the parties have been unable to resolve such dispute by the sixtieth day prior to the date any such return is to be filed, such dispute shall be resolved in a manner consistent with Section 2.06(f). Once finalized, each party shall promptly cause such Section 338 Forms to be executed by an authorized person, and (subject to the receipt of the other party's signature) the party responsible for filing such forms with its returns will duly and timely do so, providing written evidence to the other party that it has done so.

     SECTION 7.03. Access to Information. Subject to Section 5.22, from the date hereof until the Closing, Seller shall and shall cause the Company and the Subsidiary to make available to the Purchaser: (i) all federal, state, and foreign income, franchise, gross premium, and similar Tax Returns for such taxable periods as Purchaser shall reasonably request and any examination reports and statements of deficiencies assessed against, proposed to be assessed against, or agreed to by the Company or the Company or the Subsidiary for such taxable periods and (ii) any pro forma federal income Tax Returns of the Company or the Subsidiary, together with any schedule reconciling the items in the pro forma Tax Return to the items as included in the consolidated Tax Return, for all taxable years ended after December 31, 1994.

     SECTION 7.04. Returns and Payments. (a) Seller shall prepare and file in proper form with the appropriate governmental authority (or cause to be prepared and filed in a timely manner (with extensions) (i) all Tax Returns of the Company or the Subsidiary that are required to be filed on or before the Closing Date, taking into account all available extensions, and (ii) all Returns in which the Company or the Subsidiary joins with Seller or any of its Affiliates (including, without limitation, any Seller Group Consolidated Return and any state or local consolidated or combined income tax return), and shall pay the Taxes required to be paid with such Returns (subject to any right of reimbursement or indemnification hereunder). All other Returns of the Company or the Subsidiary shall be timely filed by or at the instruction of the Purchaser, which shall pay any Taxes required to be paid with such Returns (subject to any right of reimbursement or indemnification hereunder). In order to assist the Seller in the preparation of all Returns that Seller is required to prepare hereunder, Purchaser shall act in good faith to provide Seller with the information within the knowledge or control of Purchaser, the Company, or the Subsidiary which may be necessary or appropriate for the preparation of each such Return within a reasonable period after request therefor and prior to the date for filing such Return (taking into account available extensions).

     (b) Returns of the Company and the Subsidiary for any taxable period that begins before the Closing Date shall be prepared in a manner Consistent With Past Practices (except to the extent counsel for the Seller or the Company renders a legal opinion that there is no reasonable basis in law therefor or determines that a Return cannot be so prepared and filed without being subject to penalties). With respect to any Return required to be filed by a party with respect to the Company and the Subsidiary and as to which an amount of Tax is allocable to another party under Section 7.05, the preparer of such return shall provide the other party with a copy of such completed Return and a statement certifying the amount of Tax shown on such Return that is allocable to such other party pursuant to Section 7.05(b), together with appropriate supporting information and schedules at least 20 Business Days prior to the due date (including any extension thereof) for the filing of such Return, and such other party shall have the right to review and comment on such Return and statement prior to the filing of such Return. Such other party shall have the right to dispute the amount of Taxes allocated to such party by the filing party, and any dispute that cannot be resolved between the parties shall be resolved in accordance with the principles set forth in Section 2.06(f).

     SECTION 7.05. Indemnity. (a) Subject to Section (b) of this Section 7.05, the Seller agrees to indemnify and hold the Purchaser, the Company, and the Subsidiary harmless against any breach of a representation, warranty or covenant contained in this Article VII and the following Taxes and, except as otherwise provided in Section 7.06, against any loss, damage, liability, or expense, including reasonable fees for attorneys and consultants, incurred in contesting or otherwise in connection with any such Taxes, but only to the extent such Taxes or other costs have not been adequately provided for by reserve for current taxes on the Company's books on a balance sheet provided to the Purchaser and prepared in the ordinary course of business for the period for which liability for such Tax was incurred or a later period: (i) Taxes imposed on the Company or the Subsidiary with respect to taxable periods of such corporation ending on or before the Closing Date;

(ii) with respect to taxable periods beginning before the Closing Date and ending after the Closing Date, (A) Taxes imposed on the Company or the Subsidiary which are allocable, pursuant to Section 7.05(b), to the portion of such period ending on the Closing Date, and (B) Taxes imposed on the Company or the Subsidiary by reason of such corporation's distributive share of income or loss from, or otherwise in respect of, any partnership in which the Company or the Subsidiary was a member on or prior to the Closing Date that are allocable, pursuant to Section 7.05(b), to the portion of such period ending on the Closing Date; (iii) Taxes imposed on the Company or the Subsidiary by reason of being a member of any affiliated group (other than any group for which the Company was the common parent) with which any of the Company and the Subsidiary file or have filed a Return on a consolidated or combined basis for a taxable period ending on or before the Closing Date and; (iv) Taxes imposed on the Purchaser or the Company or the Subsidiary as a result of any breach of warranty or misrepresentation under Section 7.01.

     (b) In the case of Taxes that are payable with respect to a taxable period that begins before the Closing Date and ends after the Closing Date, the portion of any such Tax that is allocable to the portion of the period ending on the Closing Date shall be:

          (i) in the case of Taxes that are either (x) based upon or related to income or receipts, or (y) imposed in connection with any sale or other transfer or assignment of property (real or personal, tangible or intangible) (other than conveyances pursuant to this Agreement, as provided under Section 7.11), deemed equal to the amount which would be payable if the taxable year ended with the Closing Date (except that, solely for purposes of determining the marginal tax rate applicable to income or receipts during such period in a jurisdiction in which such tax rate depends upon the level of income or receipts, annualized income or receipts may be taken into account if appropriate for an equitable sharing of such Taxes); and

          (ii) in the case of Taxes not described in subparagraph (i) that are imposed on a periodic basis and measured by the level of any item, deemed to be the amount of such Taxes for the entire period (or, in the case of such Taxes determined on an arrears basis, the amount of such Taxes for the immediately preceding period) multiplied by a fraction the numerator of which is the number of calendar days in the period ending on the Closing Date and the denominator of which is the number of calendar days in the entire period.

For purposes of this Section 7.05, the Taxes attributable to the Company or the Subsidiary by reason of such corporation's distributive share of income, gain, or loss from, or otherwise in respect of, any partnership in which the Company or the Subsidiary is a member on the Closing Date shall be determined as if such partnership's taxable year ended on the Closing Date.

     (c) The Purchaser shall indemnify and hold harmless Seller and its Affiliates from and against (i) all Taxes for which the Company or the Subsidiary may be liable for periods beginning after the Closing Date, (ii) all Taxes for periods beginning before the Closing Date to the extent the Seller or its Affiliates are not responsible for such Taxes under Section 7.05(a) and are not indemnifying the Purchaser or the Company under other provisions of this Agreement, and (iii) all costs and expenses (including reasonable attorneys' and accountants' fees) attributable to any contest or dispute involving the foregoing.

     SECTION 7.06. Contests. (a) After the Closing, the Purchaser shall promptly notify the Seller in writing by telecopier of any notice of a proposed assessment or claim in an audit or administrative or judicial proceeding of the Purchaser or the Company or the Subsidiary which, if determined adversely to the taxpayer, would be grounds for indemnification under this Article VII; provided, however, that a failure to give such notice will not affect the Purchasers' rights to indemnification under this Article VII except that (i) if notice is not timely given, Seller shall not be liable for any legal or accounting costs incurred before such notice is actually given, or any interest or similar charge accruing between the time notice should have been given and the time notice is actually given, and (ii) Seller shall not be liable to the extent that, but for such failure, the Seller could have avoided all or a portion of the taxes or other costs indemnifiable hereunder in question.

     (b) In the case of an audit or administrative or judicial proceeding that relates to periods ending on or before the Closing Date, the Seller shall have the right at its expense to participate in and control the conduct of such audit or proceeding but only to the extent that such audit or proceeding relates solely to a potential adjustment for which the Seller may have liability. The Purchaser shall also have the right at its expense to participate in such audit or proceeding, but the Purchaser shall have no right to control any portion of such audit or proceeding permitted to be controlled by the Seller under the immediately preceding sentence. If the Seller assumes the defense of any such audit or proceeding, and the Seller and the relevant taxing authority are thereafter willing to settle such audit or proceeding for the payment by the Seller of a fixed amount of Tax but the Purchaser rejects such settlement, then the Seller's liability under this sentence for Taxes with respect to such audit or proceeding shall be limited to the aggregate amount of the proposed settlement and the Seller shall not be liable for any expenses incurred by the Purchaser with respect to such audit or proceeding. If the Seller does not assume the defense of any such audit or proceeding, the Purchaser may defend the same at the reasonable expense of the Seller in such manner as it may deem appropriate, including, but not limited to, settling such audit or proceeding with the consent of the Seller, which consent shall not be unreasonably withheld. In the event that issues relating to a potential adjustment for which the Seller has acknowledged its liability are required to be dealt with in the same proceeding as separate issues relating to a potential adjustment for which the Purchaser would be liable, the Seller shall have the right, at its expense, to control the audit or proceeding with respect to the issues for which it is liable and the Purchaser shall have the right, at its expense, to control the audit or proceeding with respect to the issues for which it is liable.

     (c) With respect to issues relating to a potential adjustment for which the Seller, on the one hand, and the Purchaser or the Company or the Subsidiary, on the other hand, could be liable, or which recur for any period ending after the Closing Date, (i) each party (either the Seller, on the one hand, or the Purchaser, the Company, or the Subsidiary, on the other hand) may participate at its own expense in the audit or proceeding, and (ii) the audit or proceeding with respect to such issues shall be controlled by that party which would bear the burden of the greater portion of the present value of the Tax attributable to the adjustments and any corresponding adjustments that may reasonably be anticipated for future Tax periods. The principle set forth in the immediately preceding sentence shall govern also for purposes of deciding any issue that must be decided jointly (including, without limitation, choice of judicial forum) in situations in which separate issues are otherwise controlled under this Article VII by the Purchaser, on the one hand, and the Seller, on the other hand.

     (d) Except as provided in Section 7.06(b) above, neither the Purchaser nor the Seller shall enter into any compromise or agree to settle any claim pursuant to any Tax audit or proceeding which would adversely affect the other parties for such year or a subsequent year without the written consent of the other parties, which consent may not be unreasonably withheld. The Purchaser and the Seller agree to cooperate, and the Purchaser agrees to cause the Company and the Subsidiary to cooperate, in the defense against or compromise of any claim in any audit or proceeding.

     SECTION 7.07. Time of Payment. Payment by the Seller of any amounts due under this Article VII in respect of Taxes shall be made as follows:

          (a) at least three Business Days before the due date of any Return required to be filed by the Purchaser on which are required to be reported income for a period ending after the Closing Date for which the Seller is responsible under Sections 7.05(a) and 7.05(b) without regard to whether the Returns shows overall net income or loss for such period;

          (b) within ten Business Days following an agreement between the Seller and the Purchaser that an indemnity amount is payable; and

          (c) within five Business Days before the due date for the payment of any Tax pursuant to an assessment of such Tax by either a taxing authority or a "determination" as defined in Section 1313(a) of the Code.

If liability under this Article VII is in respect of costs or expenses other than Taxes, payment by the Seller or the Purchaser of any amounts due under this
Article VII shall be made within twenty Business Days after the date when the party required to make such payment has been notified by the party entitled to receive such payment that such party has a liability for a determinable amount under this Article VII and is provided with calculations or other materials supporting such liability.

     SECTION 7.08. Cooperation and Exchange of Information. After the Closing, pursuant to the terms set forth in Section 5.02 of this Agreement, the Seller, on the one hand, and the Purchaser, the Company and the Subsidiary, on the other hand, will provide or cause to be provided to the other parties such cooperation and information as any of them reasonably may request of the others in filing any Return, amended Return or claim for refund, determining a liability for Taxes or a right to a refund of Taxes, participating in or conducting any audit or other proceeding in respect of Taxes. Such cooperation and information shall include providing copies of relevant Returns or portions thereof, together with accompanying schedules, related work papers and documents relating to rulings or other determinations by Tax authorities. Each party shall make its employees available, or cause employees to be made available, to another party on a basis mutually convenient to provide explanations of any documents or information provided hereunder. All costs and expenses reasonably incurred by a party in responding to a request for information or assistance, including the costs incurred by the Seller in connection with the cooperation described in the preceding sentence, pursuant to this Section 7.08 shall be paid by the party requesting such information or assistance.

     SECTION 7.09. Retention of Tax Returns and Records. Each of the Seller, the Purchaser, the Company, and the Subsidiary shall retain or cause to be retained all Returns, schedules and work papers, records and other documents in its possession relating to Tax matters of the Company and the Subsidiary for each taxable period first ending after the Closing Date and for all prior taxable periods until the later of (i) the expiration of the statute of limitations of the taxable periods to which such Returns and other documents relate, without regard to extensions except to the extent notified by the other party in writing of such extensions for the respective Tax periods, or (ii) six years following the due date (without extension) for such Returns; provided, however, that Returns, schedules, work papers, records and other documents relating to the determination of the basis of any asset or the tax classification of any insurance policy, plan or contract shall be retained for six years following the disposition of such asset or payment or cancellation of such insurance policy, plan or contract, respectively; and provided, further, that the Seller shall not dispose of any such documents without first notifying the Purchaser and providing the Purchaser a reasonable period of time in which to assume possession of such documents. Any information obtained under this Section 7.09 shall be kept confidential except as may be otherwise necessary in connection with the filing of Returns or claims for refund or in conducting an audit or other proceeding.

     SECTION 7.10. Conveyance Taxes. Any real property transfer or gains, sales, use, transfer, value added, stock transfer, stamp, recording, registration, and any similar Tax or fee that becomes payable in connection with the transactions contemplated by this Agreement (other than the transfer of the Excluded Assets) shall be shared equally by the Seller and Purchaser. Any such Tax or fee that becomes payable in connection with the transfer of the Excluded Assets shall be paid by Seller. Seller shall file such applications and documents as shall permit any such Tax to be assessed and paid on or prior to the Closing Date in accordance with any available pre-sale filing procedure. Each party hereto shall execute and deliver all instruments and certificates necessary to enable the other to comply with the foregoing.

     SECTION 7.11. Miscellaneous. (a) The Seller and the Purchaser agree to treat all payments made by any of them to or for the benefit of the other (including any payments to the Company or the Subsidiary) under this Article VII, under other indemnity provisions of this Agreement and for any misrepresentations or breaches of warranties or covenants as adjustments to the Purchase Price or as capital contributions for Tax purposes and that such treatment shall govern for purposes hereof except to the extent that the laws of a particular jurisdiction provide otherwise, in which case such payments shall be made in an amount sufficient to indemnify the relevant party on an after-Tax basis.

     (b) Within a reasonable period after Closing and prior to the time required by relevant Tax laws, Purchaser and Seller will act in good faith to agree upon an allocation of the Purchase Price in the manner and with the degree of detail required by such Tax laws. If Purchaser and Seller cannot so agree, such allocation shall be determined in a manner consistent with the approach of
Section 2.06(f). None of the Seller, the Company or the Purchaser shall file any Return, or take a position with a Tax authority, that is inconsistent with the Purchase Price allocation thus determined.

     (c) Except as otherwise specifically provided in Sections 7.05 and 7.06, each party shall bear its own expenses, including expenses for attorneys and other outside consultants, in contesting any Tax for which such party is liable under this Article VII.

     (d) This Agreement represents and subsumes any prior agreement between the Company and the Seller relating to liability for Taxes and any agreement or arrangement between the Company or the Subsidiary and any other person shall be or have been terminated on or prior to the Closing, and no payments shall be permitted or required to be made thereunder by the Seller, the Company, or the Subsidiary before or after the Closing except to the extent that such amount is shown as a proper current tax liability of the Company for accrued but unpaid Taxes on the Company's statutory statements for 1995 and/or on actual or pro forma statutory statements for the short period ending on the Closing Date to be prepared by the Company; provided, however, that no payment shall be permitted or required in any event for any Taxes resulting from the Section 338(h)(10) Election or relating to any net gain arising from the disposition of the Excluded Assets pursuant to this Agreement.

     (e) The obligations of the Seller to indemnify and hold harmless the Purchaser, the Company and the Subsidiary pursuant to this Article VII, and the representations and warranties contained in Section 7.01, shall terminate at the close of business on the 30th day following the expiration of the applicable statute of limitations with respect to the Tax liabilities in question, giving effect to any waiver, mitigation or extension thereof.

     (f) From and after the date hereof, neither the Company nor the Subsidiary shall, and the Seller shall not permit the Company or the Subsidiary to, make or revoke, or cause or permit to be made or revoked, any Tax election, or adopt or change any method of accounting, that would have a Material Adverse Effect for any taxable year ending after the Closing Date without the prior written consent of the Purchaser, which consent shall not be unreasonably withheld.

     (g) Each of the Purchaser and Seller shall be entitled to recover professional fees and related costs that each may reasonably incur to enforce the provisions of this Article VII.

     SECTION 7.12. Refunds of Taxes. Purchaser, the Company and the Subsidiary shall pay or cause to be paid to Seller all refunds or credits of Taxes or similar benefit (including any interest or similar benefit received from or credited thereon by the applicable tax authority) received by the Purchaser or the Company or the Subsidiary (or their respective successors and assigns) after the Closing to the extent attributable to (i) Taxes paid prior to Closing by the Seller, the Company, the Subsidiary or their respective Affiliates or (ii) Taxes for which the Seller has indemnified the Purchaser, the Company or the Subsidiary pursuant to Section 7.05.

     SECTION 7.13. Tax Cooperation by Successors and Assigns. If there is a disposition of all or part of the Company and/or the Subsidiary, their assets, or their businesses, Purchaser agrees to use its best efforts to ensure that the purchaser of or successor to such company, asset or business is contractually obligated to and in fact does comply with the provisions of this Article VII and the provisions for access to and retention of records.

                                  ARTICLE VIII

                             CONDITIONS TO CLOSING

     SECTION 8.01. Conditions to Obligations of the Seller. The obligations of the Seller to consummate the transactions contemplated by this Agreement shall be subject to the fulfillment, at or prior to the Closing, of each of the following conditions:

          (a) Representations, Warranties and Covenants. The representations and warranties of the Purchaser and the Guarantor contained in this Agreement shall have been true and correct as of the date they were made and shall be true and correct as of the Closing, with the same force and effect as if made as of the Closing, except for such changes as are permitted or contemplated by this Agreement, and other than such representations and warranties as are made as of another date. The covenants and agreements contained in this Agreement to be complied with by the Purchaser on or before the Closing shall have been complied with, and the Seller shall have received certificates from the Purchaser and the Guarantor, as applicable, to such effect signed by duly authorized representatives thereof;

          (b) HSR Act. Any waiting period (and any extension thereof) under the HSR Act applicable to the purchase of the Shares contemplated hereby shall have expired or shall have been terminated;

          (c) No Proceeding or Litigation. No Action shall have been commenced or threatened by or before any Governmental Authority against either the Seller or the Purchaser, seeking to restrain or materially and adversely alter the transactions contemplated by this Agreement which is likely to render it impossible or unlawful to consummate such transactions; provided, however, that the provisions of this Section 8.01(c) shall not apply if the Seller has directly or indirectly solicited or encouraged any such Action;

          (d) Resolutions. The Seller shall have received a true and complete copy, certified by the Secretary or an Assistant Secretary of the Purchaser and the Guarantor, of the resolutions duly and validly adopted by the Board of Directors of the Purchaser and the Guarantor evidencing its authorization of the execution and delivery of this Agreement and the other agreements to be executed by the Purchaser as contemplated hereby and the consummation of the transactions contemplated hereby;

          (e) Incumbency Certificate. The Seller shall have received a certificate of the Secretary or an Assistant Secretary of the Purchaser and the Guarantor certifying the names and signatures of the officers of the Purchaser and the Guarantor authorized to sign this Agreement and the other documents to be delivered hereunder;

          (f) Legal Opinion. The Seller shall have received from Dewey Ballantine a legal opinion, addressed to the Seller and dated the Closing Date, substantially in the form of Exhibit 8.01(f);


          (g) Consents and Approvals. The Seller and the Purchaser shall have received (i) all authorizations, consents, orders and approvals listed in
     Section 3.07 of the Disclosure Schedule and noted with an asterisk (*) thereon which, in each case, shall not contain any material conditions or limitations which are reasonably unacceptable to the Seller, (ii) all third-party consents and estoppel certificates listed in Section 5.04 of the Disclosure Schedule and not waived by the Purchaser and (iii) all authorizations, consents, orders and approvals required in connection with the transfer of the Excluded Assets;



          (h) Master Loan Sale Agreement. The Purchaser, the Company or an Affiliate(s) of the Purchaser reasonably acceptable to the Seller shall have executed and delivered the Master Loan Sale Agreement;



          (i) Approval and Adoption. This Agreement and all other matters necessary to effectuate the transactions provided for herein shall have been approved and adopted at the Special Meeting by the affirmative vote of at least two-thirds of the voting power present;



          (j) Appraisal Rights. On or prior to the Closing Date, the Seller shall deliver to the Purchaser a list certified by its Secretary or Assistant Secretary of all stockholders entitled to vote at the Special Meeting who shall not have voted all their shares in favor of the approval and adoption of this Agreement and setting forth the number of shares of Seller's common stock owned by each such stockholder which were not voted in favor of the approval and adoption of this Agreement. The total number of such shares of Seller's common stock as to which dissenter's rights may be exercised pursuant to LA. REV. STAT. ANN. Section 12:131 shall not exceed 2% of the total number of shares of Seller's common stock outstanding on the Closing Date;



          (k) Closing Items. Seller or the Company, as applicable, shall have received the items contemplated by Section 2.05 hereof;



          (l) Commercial Real Estate Group. The Commercial Real Estate Group shall have been transferred to the Company;



          (m) Excluded Assets. The Company shall have received the Excluded Assets Value Amount;

          (n) Appraisals. The Seller's Board of Directors shall have received, no later than March 1, 1996, appraisals or other evaluations that show that the aggregate fair market value of the Excluded Assets is not materially different from the Excluded Assets Value Amount, each of which shall be in form and substance reasonably acceptable to the Seller's Board of Directors; and



          (o) Indemnity Agreement. Seller and PennCorp Financial Group, Inc. shall have entered into an indemnity agreement in mutually satisfactory form and content.


     SECTION 8.02. Conditions to Obligations of the Purchaser. The obligations of the Purchaser to consummate the transactions contemplated by this Agreement shall be subject to the fulfillment, at or prior to the Closing, of each of the following conditions:

          (a) Representations, Warranties and Covenants. The representations and warranties of the Seller contained in this Agreement shall have been true and correct as of the date as of which they were made and shall be true and correct as of the Closing, with the same force and effect as if made as of the Closing except for such changes as are permitted or contemplated by this Agreement, other than such representations and warranties as are made as of another date, in each case without giving any effect to any Additional Scheduled Information. The covenants and agreements contained in this Agreement to be complied with by the Seller on or before the Closing shall have been complied with, and the Purchaser shall have received a certificate from the Seller to such effect signed by a duly authorized officer thereof;

          (b) HSR Act. Any waiting period (and any extension thereof) under the HSR Act applicable to the purchase of the Shares contemplated hereby shall have expired or shall have been terminated;

          (c) No Proceeding or Litigation. No Action shall have been commenced or threatened by or before any Governmental Authority against either the Seller or the Purchaser, seeking to restrain or materially and adversely alter the transactions contemplated hereby which is likely to render it impossible or unlawful to consummate the transactions contemplated by this Agreement or which would have a Material Adverse Effect; provided, however, that the provisions of this Section 8.02(c) shall not apply if the Purchaser has directly or indirectly solicited or encouraged any such Action;

          (d) Resolutions of the Seller. The Purchaser shall have received a true and complete copy, certified by the Secretary or an Assistant Secretary of the Seller, of the resolutions duly and validly adopted by the Board of Directors of the Seller evidencing its authorization of the execution and delivery of this Agreement and the other agreements to be executed by the Seller as contemplated hereby and the consummation of the transactions contemplated hereby;

          (e) Incumbency Certificate of the Seller. The Purchaser shall have received a certificate of the Secretary or an Assistant Secretary of the Seller certifying the names and signatures of the officers of the Seller authorized to sign this Agreement and the other documents to be delivered hereunder;


          (f) Legal Opinions. The Purchaser shall have received from Kantrow, Spaht, Weaver & Blitzer (A Professional Law Corporation) a legal opinion, addressed to the Purchaser and dated the Closing Date, substantially in the form of Exhibit 8.02(f) (except that the opinion as to enforceability of this Agreement may be given by the firm of Jones, Day, Reavis & Pogue), which opinions shall each state that Purchaser's lenders and other financing sources identified therein may rely upon such opinion as if it were addressed to them;


          (g) Consents and Approvals. The Purchaser and the Seller shall have received, each in form and substance reasonably satisfactory to the Purchaser, (i) all authorizations, consents, orders and approvals listed in
     Section 3.07 of the Disclosure Schedule and noted with an asterisk (*) thereon which, in each case, shall not contain any material conditions or limitations which are reasonably unacceptable to Purchaser and (ii) all authorizations, consents, orders and approvals required in connection with the transfer of the Excluded Assets;

          (h) Resignations of Directors and Officers. The Purchaser shall have received the resignations, effective as of the Closing, or evidence of removal as of the Closing, of all the directors and officers of the Company and the Subsidiary;

          (i) Organizational Documents. The Purchaser shall have received a copy of (i) the Articles of Incorporation, as amended (or similar organizational documents), of the Company and of the Subsidiary, certified by the Louisiana Department, with respect to the Company, and the secretary of state of Louisiana with respect to the Subsidiary, as of a date not earlier than ten Business Days prior to the Closing Date and accompanied by a certificate of the Secretary or Assistant Secretary of each such entity, dated as of the Closing Date, stating that no amendments have been made to such Articles of Incorporation (or similar organizational documents) since such date and (ii) the By-laws (or similar organizational documents) of the Company and of the Subsidiary, certified by the Secretary or Assistant Secretary of each such entity;

          (j) Minute Books. The Purchaser shall have received a copy of the minute books of the Company and the Subsidiary, certified by their respective Secretaries or Assistant Secretaries as of the Closing Date;

          (k) Compliance with FIRPTA. The Company shall have provided the Purchaser with a statement, in a form reasonably satisfactory to the Purchaser, pursuant to Section 1.897-2(h) of the Treasury Regulations certifying that the Common Stock is not a U.S. real property interest within the meaning of Section 897(c)(1) of the Code and dated not more that 30 days prior to the Closing Date;

          (l) Good Standing; Qualification to Do Business. The Purchaser shall have received good standing certificates or Certificates of Compliance or Certificates of Existence, as applicable, for the Company and for the Subsidiary from the secretary of state, the department of insurance or the applicable Governmental Authority, of (i) the jurisdiction in which each such entity is incorporated or organized, and (ii) each other jurisdiction in which each such entity does business requiring it to qualify in such jurisdiction, in each case dated as of a date not earlier than ten Business Days prior to the Closing Date and accompanied by bring-down telegrams or facsimiles (to the extent available in the relevant jurisdictions) dated the Closing Date;

          (m) Release of Indemnity Obligations. The Purchaser shall have received the general releases and discharges from the Seller referred to in
     Section 5.09 in form and substance reasonably satisfactory to the Purchaser;

          (n) Master Loan Sale Agreement. The Seller Master Loan Sale Parties shall have executed and delivered the Master Loan Sale Agreement;

          (o) No Material Adverse Effect. No event or events shall have occurred which, individually or in the aggregate, have a Material Adverse Effect;

          (p) Commercial Real Estate Group. The Commercial Real Estate Group shall have been transferred to the Company;

          (q) No Regulatory Restrictions. Neither the Company nor the Subsidiary shall be subject to any restriction (whether on its business, operations, ability to pay dividends or incur indebtedness, or otherwise) imposed or proposed to be imposed as a result of the transactions contemplated by this Agreement by any Governmental Authority except restrictions generally applicable to companies engaging in businesses substantially similar to the Business and restrictions which result primarily from any action or inaction of the Purchaser or the fact that the Purchaser is a participant in the transactions contemplated by this Agreement;


          (r) Excluded Assets. The Seller shall have caused to be distributed from the Company the Excluded Assets;



          (s) Inter-Company Arrangements. Seller and the Company or Subsidiary, as applicable, shall have terminated the Inter-Company Arrangements in accordance with Section 5.14 and delivered to the Purchaser evidence thereof which is reasonably acceptable to Purchaser;

          (t) Approval and Adoption. This Agreement and all other matters necessary to effectuate the transactions provided for herein shall have been approved and adopted at the Special Meeting by the affirmative vote of at least two-thirds of the voting power present;



          (u) Closing Items. Purchaser shall have received the items contemplated by Section 2.04 hereof; and



          (v) Promissory Note. Seller shall have purchased the promissory note of an Affiliate of Purchaser, with terms substantially identical to those set forth on the term sheet included as Exhibit 8.02(v) hereof, pursuant to a subscription or note purchase agreement mutually agreeable to Purchaser and Seller (the "Promissory Note").


                                   ARTICLE IX

                          SURVIVAL AND INDEMNIFICATION

     SECTION 9.01. Survival of Representations, Warranties and Covenants. (a) Subject to Section 9.01(b), the representations and warranties contained in this Agreement, the Exhibits to this Agreement, the Disclosure Schedule and any certificate, statement or report or other document delivered pursuant to this Agreement (collectively, the "Acquisition Documents"), shall survive the Closing until April 30, 1997; provided, however, that all representations and warranties made by Seller in Section 3.03, 3.16, 3.22(a)(vi), 3.22(a)(vii), 3.30 and 7.01
shall survive until the expiration of the applicable statute of limitations or any extension thereof. No covenants shall survive after the Closing Date except for those contained in Sections 5.03, 5.07, 5.08, 5.09, 5.10, 5.11, 5.13, 5.15,
5.19, 5.20, 5.22, 5.24, Article VI, Article VII and such other Sections, if any, as so expressly provided. Neither the period of survival nor the liability of the Seller or the Purchaser with respect to the Seller's or the Purchaser's representations and warranties shall be reduced by any investigation made at any time by or on behalf of the Purchaser or the Seller, as the case may be, except as provided in Section 9.01(b). If written notice of a claim has been properly given in the manner required by Section 9.02(d) prior to the expiration of the applicable representations and warranties, then the relevant representations and warranties shall survive as to such claim until such claim has been finally resolved.

     (b) In respect of any inaccuracy in any representation and warranty of the Seller or any breach of any covenant or agreement of the Seller set forth in this Agreement with respect to which the Purchaser has Purchaser Knowledge, whether or not disclosed by the Purchaser to the Seller, the Purchaser shall have no right, after the Closing, under the terms of this Agreement or otherwise, to make any claims against the Seller in respect of such inaccuracies or breaches except for any claims for indemnity by Purchaser pursuant to Sections 9.02(a)(iii)-(vii) (and Sections 9.02(a)(i) and (ii) insofar as any Losses arise out of or relate to matters set forth in 9.02(a)(iii) - (vii)). Nothing in this 9.01(b) limits the effect of the condition contained in Section 8.02(a), or the Purchaser's ability not to consummate the transactions contemplated herein if such condition is not met.

     SECTION 9.02. Indemnification. (a) Subject to Sections 9.01 and 9.03, the Purchaser and its Affiliates, officers, directors, employees, agents, consultants, successors and assigns shall be indemnified and held harmless on an after-tax basis (as defined below) and, in each case, net of any and all amounts received from insurance, guarantees, indemnification and other contractual and legal rights, by the Seller for any and all Liabilities, losses, damages, claims, costs and expenses, interest, awards, judgments, damages (including punitive damages), fines, fees and penalties (including, without limitation, attorneys', experts and consultants' fees and expenses) (collectively, "Losses") actually suffered or incurred by them (including, without limitation, any Action brought or otherwise initiated by any of them), arising out of or resulting from:

          (i) the inaccuracy of any representation or warranty made or deemed to be made by the Seller contained in this Agreement;

          (ii) the breach of any covenant or agreement made or deemed to be made by the Seller in this Agreement;

          (iii) the inaccuracy of the representation and warranty contained in the final two sentences of Section 3.22(a)(vi) (without regard to and notwithstanding, any item set forth on the Disclosure Schedule, and without regard to any Purchaser Knowledge);

          (iv) without regard to, and notwithstanding any item set forth on the Disclosure Schedule, and without regard to any Purchaser Knowledge, liabilities of the Company or the Subsidiary, any Affiliate of the Company or the Subsidiary or, with respect to the Business, the Seller, arising out of, or related to events occurring or circumstances or conditions existing at or prior to the Closing in connection with the Excluded Assets as to which Seller has Enhanced Special Knowledge with respect thereto (excluding, however, those liabilities contemplated by Section 9.02(a)(vi)(B);

          (v) as expressly provided by Articles VI and VII hereof (without regard to, and notwithstanding, any item set forth on the Disclosure Schedule, and without regard to any Purchaser Knowledge);

          (vi) without regard to, and notwithstanding, any item set forth on the Disclosure Schedule, and without regard to any Purchaser Knowledge, liabilities of the Company or the Subsidiary, any Affiliate of the Company or the Subsidiary or, with respect to the Business, the Seller, as follows:

             (A) with respect to the current Assets, operations and Business of the Company or the Subsidiary, any Affiliate of the Company or the Subsidiary or, with respect to the Business, the Seller (including, without limitation, the Secured Real Property), including the Excluded Assets, (x) as to which the Seller has Special Knowledge and (y) which arise out of or relate to events occurring or circumstances or conditions existing at or prior to the Closing concerning any Environmental Law or Hazardous Materials,

             (B) with respect to the Excluded Assets, regardless of whether Seller has or comes to have knowledge of any kind, which arise out of or relate to events occurring or circumstances or conditions arising after the Closing, and

             (C) with respect to any former assets, operations or business of the Company or the Subsidiary or any affiliate of the Company or the Subsidiary, or any former assets, operations or business of any former subsidiary or Affiliate of the Company or the Subsidiary, (x) as to which the Seller has Special Knowledge and which arise out of or relate to events occurring or circumstances or conditions existing at or prior to the Closing concerning any Environmental Law or Hazardous Materials, and (y) regardless of whether Seller has or comes to have knowledge of any kind, which arise out of or relate to events occurring or circumstances or conditions arising after the Closing concerning any Environmental Law or Hazardous Materials; and

          (vii) the inaccuracy of the representation and warranty contained in
     Section 3.22(a)(vii) (without regard to, and notwithstanding, any item set forth on the Disclosure Schedule, and without regard to any Purchaser Knowledge).

     (b) Subject to Sections 9.01 and 9.03, the Seller and its Affiliates, officers, directors, employees, agents, consultants, successors and assigns shall be indemnified and held harmless on an after-tax basis (as defined below) and, in each case, net of any and all amounts received from insurance, guarantees, indemnification and other contractual and legal rights, by the Purchaser for any and all Losses actually suffered or incurred by any of them (including, without limitation, any Action brought or otherwise initiated by any of them), arising out of or resulting from:

          (i) the inaccuracy of any representation or warranty made by the Purchaser contained in this Agreement; and

          (ii) the breach of any covenant or agreement made or deemed made by the Purchaser contained in this Agreement.

     (c) To the extent that an Indemnifying Party's undertakings set forth in this Section 9.02 may be unenforceable, such Indemnifying Party shall contribute the maximum amount that it is permitted to contribute under applicable law to the payment and satisfaction of all Losses incurred by an Indemnified Party.

     (d) All claims for indemnification against the Seller or the Purchaser, as the case may be (an "Indemnifying Party"), under any provision of this Article IX shall be asserted and resolved as follows:

          (i) In the event of any claim or demand for which an Indemnifying Party would be liable for Losses to the other party (an "Indemnified Party") which is asserted against or sought to be collected from such Indemnified Party by a Person other than the Purchaser or the Seller ("Third Party Claim"), the Indemnified Party shall deliver a Claim Notice (as defined below) with reasonable promptness to the Indemnifying Party after the Indemnified Party has actual notice of the Third Party Claim. The failure by any Indemnified Party to provide the Indemnifying Party with the Claim Notice required by the preceding sentence shall not impair the Indemnified Party's rights hereunder except to the extent that an Indemnifying Party demonstrates that it has been materially prejudiced thereby. The Indemnifying Party shall notify the Indemnified Party within thirty (30) days of receipt of the Claim Notice ("Notice Period") whether the Indemnifying Party desires, at the sole cost and expense of the Indemnifying Party, to defend the Indemnified Party against such Third Party Claim.

          (ii) If the Indemnifying Party notifies the Indemnified Party within the Notice Period that the Indemnifying Party desires to defend the Indemnified Party with respect to the Third Party Claim pursuant to this
     Section 9.02(d), then the Indemnifying Party shall have the right to defend, at its sole cost and expense, and, except as provided in the following sentence, through counsel of its choice reasonably acceptable to the Indemnified Party such Third party Claim by all appropriate proceedings, which proceedings shall be diligently defended by the Indemnifying Party to a final conclusion or shall be settled at the discretion of the Indemnifying Party (with the prior written consent of the Indemnified Party, which consent shall not be unreasonably withheld), so long as the Indemnified Party is fully released with respect to such Third Party Claim. If there exists or is reasonably likely to exist a conflict of interest that would make it inappropriate in the reasonable judgment of the Indemnified Party for the same counsel to represent both the Indemnified Party and the Indemnifying Party and the Indemnifying Party does not provide separate counsel reasonably acceptable to the Indemnified Party, then the Indemnified Party shall be entitled to retain its own counsel, in each jurisdiction for which the Indemnified Party reasonably determines counsel is required, at the expense of the Indemnifying Party. Assumption by the Indemnifying Party of the defense of such Third Party Claim will not constitute an admission by the Indemnifying Party that the claim or litigation is one for which the Indemnifying Party is required to indemnify the Indemnifying Party under this Article IX. The Indemnifying Party shall have full control of such defense and proceedings; provided, however, that the Indemnified Party may at the sole cost and expense of the Indemnifying Party, file during the Notice Period any motion, answer, or other pleadings that the Indemnified Party may deem necessary or appropriate to protect its interests and not irrevocably prejudicial to the Indemnifying Party (it being understood and agreed that, except as provided in Section 9.02(d)(iii) hereof, if an Indemnified Party takes any such action that is irrevocably prejudicial and conclusively causes a final adjudication that is materially adverse to the Indemnifying Party, the Indemnifying Party will be relieved of its obligations hereunder with respect to the portion of such Third Party Claim prejudiced by the Indemnified Party's action); and provided, further, however, that if requested by the Indemnifying Party, the Indemnified Party agrees, at the sole cost and expense of the Indemnifying Party, to cooperate with the Indemnifying Party and its counsel in contesting any Third Party Claim that the Indemnifying Party elects to contest, or, if appropriate in the judgment of the Indemnified Party and related to the Third Party Claim in question, in making any counterclaim against the person asserting the Third Party Claim or any cross-complaint against any Person (other than the Indemnified Party). The Indemnified Party may, at its sole cost and expense, participate in, but not control, any defense or settlement of any Third Party Claim controlled by the Indemnifying Party pursuant to this Section 9.02(d)(ii).

          (iii) If the Indemnifying Party fails to notify the Indemnified Party within the Notice Period that the Indemnifying Party desires to defend the Indemnified Party pursuant to Section 9.03(d)(i), or if the Indemnifying Party gives such notice but fails to defend the Third Party Claim, then the Indemnified

     Party will have the right (but not the obligation) to defend, at the sole cost and expense of the Indemnifying Party, the Third Party Claim by all appropriate proceedings, which proceedings will be vigorously defended by the Indemnified Party or will be settled at the discretion of the Indemnified Party. The Indemnified Party shall have full control of such defense and proceedings, including any compromise or settlement thereof; provided, however, that if requested by the Indemnified Party, the Indemnifying Party agrees, at the sole cost and expense of the Indemnifying Party, to cooperate with the Indemnified Party and its counsel in contesting any Third Party Claim which the Indemnified Party is contesting, or, if appropriate and relating to the Third Party Claim in question, in making any counterclaim against the person asserting the Third Party Claim, or any cross-complaint against any person (other than the Indemnifying Party or any of its Affiliates). Notwithstanding the forgoing provisions of this Section 9.02(d)(iii), if the Indemnifying Party has notified the Indemnified Party with reasonable promptness that the Indemnifying Party disputes, or reserves its rights to dispute, its liability to the Indemnified Party with respect to such Third Party Claim and if such dispute is resolved in favor of the Indemnifying Party, the Indemnifying Party will not be required to bear the costs and expenses of the Indemnified Party's defense pursuant to this Section 9.02(d)(iii) or of the Indemnifying Party's participation therein at the Indemnified Party's request, and the Indemnified Party will reimburse the Indemnifying Party in full for all costs and expenses incurred by the Indemnifying Party in connection with such litigation. The Indemnifying Party may participate in, but not control, any defense or settlement controlled by the Indemnified Party pursuant to this Section 9.02(d)(iii), but the Indemnifying Party will bear its own costs and expenses with respect to such participation. Regardless of whether the Indemnifying Party defends a Third Party Claim on behalf of the Indemnified Party or participates in the defense thereof, the Indemnified Party and the Indemnifying Party shall reasonably cooperate with each other in all material respects in connection with the defense for such Third Party Claim. Each Indemnified Party shall furnish such information regarding itself and the Third Party Claim as the Indemnifying Party may reasonably request in writing and as shall be reasonably required in connection with the defense thereof. No Third Party Claim may be settled by the Indemnifying Party without the prior written consent of the Indemnified Party (which consent shall not be unreasonably withheld), unless such settlement provides a full and unconditional release of the Indemnified Party for such claim.


          (iv) In the event any Indemnified Party should have a claim for Losses against any Indemnifying Party hereunder that does not involve a Third Party Claim being asserted against or sought to be collected from the Indemnified Party, the Indemnified Party shall deliver an Indemnity Notice (as defined below) with reasonable promptness to the Indemnifying Party after the Indemnified Party has actual notice of such claim. The failure by any Indemnified Party to give the notice referred to in the preceding sentence shall not impair such party's rights hereunder except to the extent that an Indemnifying Party demonstrates that it has been irreparably prejudiced thereby. The Indemnifying Party and the Indemnified Party agree to proceed in good faith to negotiate a resolution of any dispute relating to such a claim for Losses within sixty (60) days following receipt of any Indemnity Notice. If any such claim is not resolved within the foregoing period, the parties may pursue any available remedies.

          (v) The term "Claim Notice" shall mean written notification of a Third Party Claim by an Indemnified Party to an Indemnifying Party pursuant to
     Section 9.02(d)(i), enclosing a copy of all papers served, if any, and specifying the nature of and alleged basis for such Third Party Claim and, to the extent then feasible, the alleged amount or the estimated amount of such Third Party Claim.

          (vi) The term "Indemnity Notice" shall mean written notification of a claim for indemnity (which claim does not involve a Third Party Claim) by an Indemnified Party to an Indemnifying Party pursuant to Section 9.02(d)(iv) hereof, specifying the nature of and specific basis for such claim and, to the extent then feasible, the amount or the estimated amount of such claim.

          (vii) Any estimated amount of a claim submitted in a Claim Notice or an Indemnity Notice shall not be conclusive of the final amount of such claim.

          (viii) Subject to Section 11.15 hereof, except as provided in Section 10.02(b), the terms and conditions set forth in this Article IX shall constitute the sole rights and remedies of the parties for money damages in respect of any inaccuracies of representations or warranties or any breaches of covenants or agreements contained in this Agreement. Notwithstanding any other provision hereof, however, any contest or claim for indemnification under Article VII shall be governed by the procedure of such Article VII and not by the provisions of this Section 9.02.

          (ix) The Indemnifying Party shall be responsible for the fees and expenses of only one counsel for all Indemnified Parties in each applicable jurisdiction, such counsel to be selected by Purchaser with respect to it and its Affiliates which are Indemnified Parties, and by Seller with respect to it and its Affiliates which are Indemnified Parties.

     SECTION 9.03. Limits on Indemnification. (a) No amount shall be payable by any Indemnifying Party pursuant to Section 9.02(a) or (b) except to the extent that the aggregate amount of Losses indemnifiable under Section 9.02(a) or (b) exceeds $2,500,000 and then the Indemnifying Party shall indemnify the Indemnified Party to the full extent of the aggregate amount of Losses, less $2,500,000.

     (b) The limitations set forth in Section 9.03(a) shall not apply with respect to any Losses suffered or incurred by the Purchaser in connection with
(i) the representations contained in Sections 3.03 and 3.30, (ii) the covenant contained in Section 5.19, (iii) indemnity pursuant to Section 9.02(a)(iii),
(iv) the representations, covenants and indemnities contained in Articles VI and VII hereof (in the case of Article VII hereof, with respect to Claims relating to federal income taxation only, but not state Tax Claims), and Seller shall fully indemnify the Purchaser for any such Losses from the first dollar of such Losses to the full extent of such Losses, subject to compliance by the Purchaser with and subject to the terms of Section 9.02.

     (c) Any Loss which is indemnifiable pursuant to Article VI or VII hereof which also constitutes a breach of a representation or warranty pursuant to
Article III hereof shall, for purposes of this Article IX, be deemed to be indemnifiable under Article VI or VII, as applicable, and accordingly the Purchaser, subject to compliance by the Purchaser with and subject to the terms of Section 9.02, may demand indemnification for such Losses, and Seller shall indemnify the Purchaser for such Losses, as such Losses are incurred and the Purchaser need not wait until such Losses exceed the threshold of $2,500,000 prior to demanding indemnification.

     (d) In the event that, notwithstanding the limitations contained in this
Section 9.03, any Indemnifying Party nevertheless becomes liable to any Indemnified Party hereunder, the Indemnifying Party shall be entitled to a credit or offset against any such liability of an amount equal to the value of any net Tax benefit actually realized, and actually used to reduce otherwise payable Taxes, by the Indemnified Party. For purposes of determining the net Tax benefit of any payment by Seller, such payment shall be presumed to be a Purchase Price adjustment rather than constituting taxable income to the Seller, unless the Purchaser provides to Seller an opinion of Dewey Ballantine or other nationally recognized tax counsel that such payment should not be so treated for federal income tax purposes. Any dispute as to the proper adjustment for net Tax Benefit shall be resolved under procedures similar to those of Section 2.06(f). No Indemnified Party shall take any action or omit to take any action the primary purpose of which is to avoid the application of this subsection 9.03(d); provided, however, that each Indemnified Party shall be permitted to engage in its own tax planning, notwithstanding that the effect of such tax planning is to cause this subsection 9.03(d) to be inapplicable.

                                   ARTICLE X

                             TERMINATION AND WAIVER

     SECTION 10.01. Termination by the Seller or Purchaser. This Agreement may be terminated at any time prior to the Closing:

          (a) by the Purchaser if, between the date hereof and the time scheduled for the Closing: (i) an event or condition occurs that has resulted in a Material Adverse Effect, and, in the case of a Material Adverse Effect reasonably susceptible to cure, shall not have been cured within 30 calendar days after written notice by the Purchaser specifying such Material Adverse Effect has been received by the Seller, (ii) any representation or warranty of the Seller contained in this Agreement shall not have been true and correct when made and, in the case of a breach reasonably susceptible to cure, shall not have been cured within 30 calendar days after written notice by the Purchaser specifying such breach has been received by the Seller, (iii) the Seller shall not have complied with any covenant or agreement to be complied with by it and contained in this Agreement and, in the case of a breach reasonably susceptible to cure, shall not have been cured within 30 calendar days after written notice by the Purchaser specifying such breach has been received by the Seller, (iv) the Seller, the Company or the Subsidiary makes a general assignment for the benefit of creditors, or any proceeding shall be instituted by or against, the Seller, the Company or the Subsidiary seeking to adjudicate any of them a bankrupt or insolvent, or seeking liquidation, winding up or reorganization, arrangement, adjustment, protection, relief or composition of its debts under any Law relating to bankruptcy, insolvency or reorganization or (v) the stockholders of the Seller entitled to vote on and approve the consummation of the transactions contemplated herein at the Special Meeting do not so approve by the requisite amounts pursuant to applicable law and the Seller's articles of incorporation and by-laws; or

          (b) by the Seller if, between the date hereof and the time scheduled for the Closing: (i) any representation or warranty of the Purchaser or the Guarantor contained in this Agreement shall not have been true and correct when made and, in the case of a breach reasonably susceptible to cure, shall not have been cured within 30 calendar days after written notice by the Seller specifying such breach has been received by the Purchaser or the Guarantor, (ii) the Purchaser or the Guarantor shall not have complied with any covenant or agreement to be complied with by them and contained in this Agreement, and, in the case of a breach reasonably susceptible to cure, shall not have been cured within 30 calendar days after written notice by the Seller specifying such breach has been received by the Purchaser or the Guarantor, as applicable, (iii) the Purchaser or the Guarantor makes a general assignment for the benefit of creditors, or any proceeding shall be instituted by or against the Purchaser seeking to adjudicate it bankrupt or insolvent, or seeking liquidation, winding up or reorganization, arrangement, adjustment, protection, relief or composition of its debts under any Law relating to bankruptcy, insolvency or reorganization, (iv) the stockholders of the Seller entitled to vote on and approve the consummation of the transactions contemplated herein at the Special Meeting do not so approve by the requisite amounts pursuant to applicable law and the Seller's articles of incorporation and by-laws, or (v) a Third Party shall have entered into a definitive agreement with Seller or the Company with respect to an Acquisition Proposal which the Board of Directors of Seller in good faith has determined, after receipt by it of a fairness opinion of a nationally recognized investment bank to the effect that the Third Party's Acquisition Proposal is more favorable to Seller than the transactions contemplated herein, [which opinion shall take into account the financing terms and contingencies of such Acquisition Proposal; provided, however, that such requirement as to the fairness opinion shall not in any way limit or restrict the other material facts which such investment bank shall or shall not take into account in rendering its opinion] (a "Bona Fide Acquisition Proposal"); provided, however, that neither Seller nor the Company shall enter into any acquisition agreement with respect to any Bona Fide Acquisition Proposal except concurrently with or after the termination of this Agreement; or

          (c) by either the Seller or the Purchaser if the Closing shall not have occurred by May 31, 1996; provided, however, that (i) if the provisions of Section 8.01(g) have not been satisfied by May 31, 1996, and the Purchaser are diligently seeking to satisfy such condition, or (ii) if the provisions of Section 8.02(g) have not been satisfied by May 31, 1996, and the Seller is diligently seeking to satisfy such condition, then, in each case (subject to the proviso below) the obligations of the parties to proceed toward Closing shall be extended until July 31, 1996; and provided, further, that the right to terminate this Agreement under this Section 10.01(c) shall not be available to any party whose intentional failure to fulfill any obligation under this Agreement shall have been the cause of, or shall have resulted in, the failure of the Closing to occur on or prior to such date; or

          (d) by either the Purchaser or the Seller in the event that any Governmental Authority shall have issued an order, decree or ruling or taken any other action restraining, enjoining or otherwise prohibiting the transactions contemplated by this Agreement or in the reasonable determination of the Purchaser or the Seller, otherwise render inadvisable the consummation of the transaction contemplated by this Agreement and such order, decree, ruling or other action shall have become final and nonappealable; or

          (e) by the mutual written consent of the Seller and the Purchaser.

     SECTION 10.02. Effect of Termination. (a) In the event of termination of this Agreement as provided in Section 10.01, this Agreement shall forthwith become void and there shall be no liability on the part of any party hereto except (a) as set forth in Sections 10.02(b) and 11.02 and (b) that nothing herein shall relieve any party from liability for any willful breach of this Agreement.


     (b) Notwithstanding the foregoing, if the Closing does not occur solely because of (i) the failure to satisfy the conditions to the Purchaser's obligation to effect the Closing contained in Sections 8.02(a), (d), (e), (h),
(i) (except insofar as such condition relates to the delivery of documents required to be obtained from any Governmental Authority), (j), (k), (l), (m),
(n), (p), (r), (s), (t), (u) or (v), then the Seller shall reimburse the Purchaser for its reasonable costs and expenses, including, without limitation, reasonable fees and disbursements of counsel, financial advisors, financing sources and accountants, incurred by the Purchaser in connection with the preparation, negotiation and performance of this Agreement and the transactions contemplated hereby up to $1 million (as supported by itemized invoices delivered to Seller), (ii) the failure to satisfy the conditions to the Seller's obligation to effect the Closing contained in Sections 8.01(a), (d), (e), (h),
(i), (k), (l) (m) or (o) then the Purchaser shall reimburse the Seller for its reasonable costs and expenses, including, without limitation, reasonable fees and disbursements of counsel, financial advisors and accountants, incurred by the Seller in connection with the negotiation and performance of this Agreement and the transactions contemplated hereby up to $1 million (as supported by itemized invoices delivered to the Purchaser) or (iii) (A) the Seller's termination of this Agreement pursuant to Section 10.01(b)(iv) if the Board of Directors of the Seller, prior to or simultaneously with the stockholder vote contemplated in such Section, withdrew its recommendation to the Seller's stockholders to approve the consummation of the transactions contemplated herein or (B) the Seller's termination of this Agreement pursuant to Section 10.01(b)(v), then the Seller shall, simultaneously with such termination, pay by wire transfer to the Purchaser a fee, in cash, equal to $2 million.


     SECTION 10.03. Waiver. Any party to this Agreement may (a) extend the time for the performance of any of the obligations or other acts of the other party,
(b) waive any inaccuracies in the representations and warranties of the other party contained herein or in any document delivered by the other party pursuant hereto or (c) waive compliance with any of the agreements or conditions of the other party contained herein. Any such extension or waiver shall be valid only if set forth in an instrument in writing signed by the party to be bound thereby. Any waiver of any term or condition shall not be construed as a waiver of any subsequent breach or a subsequent waiver of the same term or condition, or a waiver of any other term or condition, of this Agreement. The failure of any party to assert any of its rights hereunder shall not constitute a waiver of any of such rights.

                                   ARTICLE XI

                               GENERAL PROVISIONS

     SECTION 11.01. Guarantee. Subject to the terms and conditions of this Agreement, the Guarantor will cause the Purchaser (and any assignee of the Purchaser) to consummate the purchase of the Shares and pay the Purchase Price and the Adjustment Amount.

     SECTION 11.02. Expenses. Except as otherwise specified in Section 10.02(b), all costs and expenses, including, without limitation, fees and disbursements of counsel, financial advisors and accountants, incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party incurring such costs and expenses, whether or not the Closing shall have occurred.

     SECTION 11.03. Notices. All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be given or made (and shall be deemed to have been duly given or made upon receipt) by delivery in person, by courier service, by telecopy (confirmed by telephone within 24 hours following receipt thereof), or by registered or certified mail (postage prepaid, return receipt requested) to the respective parties at the following addresses (or at such other address for a party as shall be specified in a notice given in accordance with this Section 11.03):

     (a) if to the Seller:

       United Companies Financial Corporation

       P.O. Box 1591 (70821)

       4041 Essen Lane
       Baton Rouge, Louisiana 70809
       Telephone: (504) 924-6007 (ext. 2282)
       Telecopy: (504) 924-4324
       Attention: Dale E. Redman

       with a copy to:

       Kantrow, Spaht, Weaver & Blitzer
       (A Professional Law Corporation)
       Suite 300, City Plaza
       445 North Boulevard
       P.O. Box 2997
       Baton Rouge, Louisiana 70821-2997
       Telephone: (504) 383-4703
       Telecopy: (504) 343-0637
       Attention: Lee C. Kantrow, Esq.

       and:

       Jones, Day, Reavis & Pogue
       2300 Trammell Crow Center
       2001 Ross Avenue
       Dallas, Texas 75201
       Telephone: (214) 220-3939
       Telecopy: (214) 969-5100
       Attention: Richard K. Kneipper, Esq.

     (b) if to the Purchaser:

        UC Life Holding Corp.
        c/o Knightsbridge Management, L.L.C.
        745 Fifth Avenue
        New York, New York 10151
        Telephone: (212) 832-0700
        Telecopy: (212) 758-5442
        Attention: David J. Stone
         with a copy to:


        Dewey Ballantine
        1301 Avenue of the Americas
        New York, New York 10019
        Telephone: (212) 259-8000
        Telecopy: (212) 259-6333
        Attention: Jonathan L. Freedman
                          and
                William W. Rosenblatt

     SECTION 11.04. Public Announcements. Except to the extent that Seller or Purchaser believes on the advice of counsel that public disclosure is required by Law, no party to this Agreement shall make, or cause to be made, any press release or public announcement in respect of this Agreement or the transactions contemplated hereby or otherwise communicate with any news media without prior notification to the other parties, and the parties shall cooperate as to the timing and contents of any such press release or public announcement.

     SECTION 11.05. Headings. The descriptive headings contained in this Agreement are for convenience of reference only and shall not affect in any way the meaning or interpretation of this Agreement.

     SECTION 11.06. Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any Law or public policy, all other terms and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner in order that the transactions contemplated hereby are consummated as originally contemplated to the greatest extent possible.

     SECTION 11.07. Entire Agreement. This Agreement constitutes the entire agreement of the parties hereto with respect to the subject matter hereof and thereof and supersede all prior agreements and undertakings, both written and oral, between the Seller and the Purchaser with respect to the subject matter hereof.

     SECTION 11.08. Assignment. This Agreement may not be assigned by any party hereto by operation of law or otherwise without the express written consent of the other party hereto (which consent may be granted or withheld in the sole discretion of such other parties); provided, however, that the Purchaser may assign any or all of its rights under this Agreement, after prior written notice to the Seller identifying the assignee and including a photocopy of the assignment agreement, (i) to a direct or indirect wholly-owned subsidiary of the Purchaser without the consent of the Seller, (ii) at the Closing, to any lender or other provider of financing to the Purchaser for the Purchase Price as collateral security without the consent of the Seller and (iii) to any Affiliate of Purchaser, with the written consent of Seller (which consent shall not be withheld if Purchaser provides to Seller evidence reasonably satisfactory to Seller of such Affiliate's financial ability to assume and perform the Purchaser's obligations hereunder and the acceptability of such Affiliate to Governmental Authorities where consent is required hereunder); and in no event shall any such assignment release Purchaser or the Guarantor from their respective obligations hereunder.

     SECTION 11.09. No Third Party Beneficiaries. Except for the provisions of
Article IX relating to Indemnified Parties, this Agreement shall be binding upon and inure solely to the benefit of the parties hereto and their permitted assigns and nothing herein, express or implied, is intended to or shall confer upon any other Person any legal or equitable right, benefit or remedy of any nature whatsoever under or by reason of this Agreement.

     SECTION 11.10. Amendment. This Agreement may not be amended or modified except (a) by an instrument in writing signed by, or on behalf of, the parties hereto or (b) by a waiver in accordance with Section 10.03.

     SECTION 11.11. Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York, applicable to contracts executed in and to be performed entirely within that state.

     SECTION 11.12. Counterparts. This Agreement may be executed in one or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same agreement.

     SECTION 11.13. Specific Performance. The parties hereto agree that irreparable damage would occur in the event any provision of this Agreement was not performed in accordance with the terms hereof and that the parties shall be entitled to specific performance of the terms hereof, in addition to any other remedy at law or in equity.

     SECTION 11.14. Further Clarification. The parties hereto acknowledge that the phrases "Special Knowledge" and "Enhanced Special Knowledge", as defined in
Section 1.01 hereof and as used herein, shall each be deemed to include knowledge of any facts, circumstances or information which arise out of or are related to any item listed or described in any manner in (i) those 20 certain Environmental Audit Reports dated January 19, 1996 of Tampa Bay Engineering, Inc. or (ii) in any other environmental report, audit or similar work contained in the books, records, files or other documents of any member of the Seller's Knowledge Group, including, without limitation, any of such which are so listed or described in any such work as "Issues", "Findings", "Potential Risks", or otherwise.

     IN WITNESS WHEREOF, the Seller and the Purchaser have caused this Agreement to be executed as of the date first written above by their respective officers thereunto duly authorized.

                                            UNITED COMPANIES FINANCIAL
                                            CORPORATION

                                            By /s/  Dale E. Redman
                                              ---------------------------------
                                            Name:   Dale E. Redman
                                            Title:  Executive Vice President
                                                    and Chief Financial
                                                    Officer

                                            UC LIFE HOLDING CORP.

                                            By /s/  David J. Stone
                                              ---------------------------------
                                            Name:   David J. Stone
                                            Title:  President

SOLELY WITH RESPECT TO
SECTION 11.01 HEREOF:

KNIGHTSBRIDGE CAPITAL FUND I, L.P.

By: Knightsbridge Capital, L.L.C.
       As General Partner

By: /s/  David J. Stone
   ---------------------------------
         David J. Stone

                                                                       EXHIBIT B



May 21, 1996



Board of Directors


United Companies Financial Corporation


4041 Essen Lane


Baton Rouge, Louisiana 70809



Gentlemen:



     You have requested our opinion as to the fairness to United Companies Financial Corporation ("United Companies") of the Aggregate Consideration (as defined below) to be received by United Companies for all the outstanding shares of Common Stock of United Companies Life Insurance Company (the "Company") pursuant to the Amended and Restated Stock Purchase Agreement dated as of January 30, 1996 between UC Life Holding Corp. ("Buyer") and United Companies (the "Agreement"). Capitalized terms not defined herein are defined in the Agreement.



     For purposes hereof, the term Aggregate Consideration shall mean $164.0 million, as adjusted, payable in the form of the Cash Payment (as defined below), the Cash Dividend, if any, and any distribution of Excluded Assets not sold or transferred by the Company prior to Closing; the Agreement provides that $15.0 million in cash will be paid by United Companies at the Closing to an affiliate of Buyer to purchase the Promissory Note. The Cash Payment will be $164.0 million minus the Excluded Assets Value Amount plus the Adjustment Amount. The Agreement also provides that simultaneous with the Closing (i) the Company and certain subsidiaries of United Companies will enter into a Master Loan Sale Agreement (the "Master Loan Sale Agreement"), and (ii) the Company and a subsidiary of United Companies will enter into a Servicing Agreement (together with the Master Loan Sale Agreement, the "Ancillary Agreements").



     Goldman, Sachs & Co., as part of its investment banking business, is continually engaged in the valuation of businesses and their securities in connection with mergers and acquisitions, negotiated underwritings, competitive biddings, secondary distributions of listed and unlisted securities, private placements and valuations for estate, corporate and other purposes.



     In connection with this opinion, we have reviewed, among other things, the Agreement; the Proxy Statement relating to the 1996 Annual Meeting of Shareholders of United Companies; the Term Sheet for the Promissory Note; the Ancillary Agreements; audited financial statements for the Company prepared using generally accepted accounting principles ("GAAP") for the three years ended December 31, 1995; certain GAAP financial statements for the Company for the years ended December 31, 1991, and 1992 derived from United Companies' GAAP audited financial statements; audited statutory financial statements for the Company prepared using statutory accounting principles for the five years ended December 31, 1995; an actuarial appraisal as of June 30, 1995 dated November 29, 1995 prepared by Milliman & Robertson, Inc. (the "Actuarial Appraisal"); real estate appraisals of One United Plaza, Two United Plaza, and Tract UC-11 as of November 30, 1995 dated December 8, 1995 prepared by members of nationally recognized appraisal organizations (the "Real Estate Appraisals"); the unaudited financial statements and related notes thereto for the year ended December 31, 1995 for the CIGNA Mezzanine Partners III, L.P. ("CIGNA Partners"); certain unaudited financial statements relating to each entity in which CIGNA Partners is an investor; an unaudited schedule of the commercial real estate owned by the Company (the "Commercial Real Estate") with the appraised values as of December 31, 1995 prepared by United Companies (the "Real Estate Owned Schedule"); or schedule prepared by United Companies of the Commercial Real Estate with the appraised values determined by various independent appraisers certain other communications from United Companies to its stockholders; and certain internal financial analyses and forecasts for the Company and the Buyer prepared by their respective managements. We also have held discussions with members of the senior management of the Company and Buyer regarding the past and current business operations, financial condition and future prospects of their respective companies. We also have spoken to members of management of CIGNA Mezzanine Partners III, Inc., the General Partner of CIGNA Partners, regarding the current business operations, financial condition and future prospects of CIGNA Partners. In addition, we

United Companies Financial Corporation


May 21, 1996



have compared certain financial information for the Company with similar information for certain other companies the securities of which are publicly traded, reviewed the financial terms of certain recent business combinations in the life insurance industry specifically and in other industries generally and performed such other studies and analyses as we considered appropriate.



     We have relied without independent verification upon the accuracy and completeness of all of the financial and other information reviewed by us for purposes of this opinion. In addition, we have not made an independent evaluation or appraisal of the assets and liabilities of the Company or Buyer or any of their subsidiaries, including the Excluded Assets, and, except for the Actuarial Appraisal and the Real Estate Appraisals referred to in the fourth paragraph of this opinion, we have not been furnished with any such evaluation or appraisal. We were not authorized by you to solicit potential third-party buyers for the Company and accordingly, we have not engaged in any such solicitation. We have assumed with your consent that the fair market value of the following Excluded Assets is not materially different from (i) the market value amounts of fee simple as set forth in the Real Estate Appraisals for One United Plaza, Two United Plaza and Tract UC-11; (ii) the carrying value amounts in the Real Estate Owned Schedule for the Commercial Real Estate; and (iii) the GAAP book value of the Orlando Building at December 31, 1995. We are expressing no opinion herein with regard to the Ancillary Agreements.



     Based upon and subject to the foregoing and based upon such other matters as we consider relevant, it is our opinion that as of the date hereof the Aggregate Consideration to be received by United Companies pursuant to the Agreement is fair to United Companies.



Very truly yours,



/s/  GOLDMAN, SACHS & CO.



GOLDMAN, SACHS & CO.


 Page Two

                                                                       EXHIBIT C

SECTION 131. RIGHTS OF A SHAREHOLDER DISSENTING FROM CERTAIN CORPORATE ACTIONS

     A. Except as provided in subsection B of this section, if a corporation has, by vote of its shareholders, authorized a sale, lease or exchange of all of its assets, or has, by vote of its shareholders, become a party to a merger or consolidation, then, unless such authorization or action shall have been given or approved by at least eighty per cent of the total voting power, a shareholder who voted against such corporate action shall have the right to dissent. If a corporation has become a party to a merger pursuant to R.S. 12:112(H), the shareholders of any subsidiaries party to the merger shall have the right to dissent without regard to the proportion of the voting power which approved the merger and despite the fact that the merger was not approved by vote of the shareholders of any of the corporations involved.

     B. The right to dissent provided by this Section shall not exist in the case of:

     (1) A sale pursuant to an order of a court having jurisdiction in the premises.

     (2) A sale for cash on terms requiring distribution of all or substantially all of the net proceeds to the shareholders in accordance with their respective interests within one year after the date of the sale.

     (3) Shareholders holding shares of any class of stock which, at the record date fixed to determine shareholders entitled to receive notice of and to vote at the meeting of shareholders at which a merger or consolidation was acted on, were listed on a national securities exchange, or were designated as a national market system security on an inter-dealer quotation system by the National Association of Securities Dealers, unless the articles of the corporation issuing such stock provide otherwise or the shares of such shareholders were not converted by the merger or consolidation solely into shares of the surviving or new corporation.

     C. Except as provided in the last sentence of this subsection, any shareholder electing to exercise such right of dissent shall file with the corporation, prior to or at the meeting of shareholders at which such proposed corporate action is submitted to a vote, a written objection to such proposed corporate action, and shall vote his shares against such action. If such proposed corporate action be taken by the required vote, but by less than eighty per cent of the total voting power, and the merger, consolidation or sale, lease or exchange of assets authorized thereby be effected, the corporation shall promptly thereafter give written notice thereof, by registered mail, to each shareholder who filed such written objection to, and voted his shares against, such action, at such shareholder's last address on the corporation's records. Each such shareholder may, within twenty days after the mailing of such notice to him, but not thereafter, file with the corporation a demand in writing for the fair cash value of his shares as of the day before such vote was taken; provided that he state in such demand the value demanded, and a post office address to which the reply of the corporation may be sent, and at the same time deposit in escrow in a chartered bank or trust company located in the parish of the registered office of the corporation, the certificates representing his shares, duly endorsed and transferred to the corporation upon the sole condition that said certificates shall be delivered to the corporation upon payment of the value of the shares determined in accordance with the provisions of this section. With his demand the shareholder shall deliver to the corporation, the written acknowledgement of such bank or trust company that it so holds his certificates of stock. Unless the objection, demand and acknowledgment aforesaid be made and delivered by the shareholder within the period above limited, he shall conclusively be presumed to have acquiesced in the corporate action proposed or taken. In the case of a merger pursuant to R.S. 12:112(H), the dissenting shareholder need not file an objection with the corporation nor vote against the merger, but need only file with the corporation, within twenty days after a copy of the merger certificate was mailed to him, a demand in writing for the cash value of his shares as of the day before the certificate was filed with the secretary of state, state in such demand the value demanded and a post office address to which the corporation's reply may be sent, deposit the certificates representing his shares in escrow as hereinabove provided, and deliver to the corporation with his demand the acknowledgement of the escrow bank or trust company as hereinabove prescribed.

     D. If the corporation does not agree to the value so stated and demanded, or does not agree that a payment is due, it shall, within twenty days after receipt of such demand and acknowledgement, notify in writing the shareholder, at the designated post office address, of its disagreement, and shall state in such notice the value it will agree to pay if any payment should be held to be due; otherwise it shall be liable for, and shall pay to the dissatisfied shareholder, the value demanded by him for his shares.

     E. In case of disagreement as to such fair cash value, or as to whether any payment is due, after compliance by the parties with the provisions of subsections C and D of this section, the dissatisfied shareholder, within sixty days after receipt of notice in writing of the corporation's disagreement, but not thereafter, may file suit against the corporation, or the merged or consolidated corporation, as the case may be, in the district court of the parish in which the corporation or the merged or consolidated corporation, as the case may be, has its registered office, praying the court to fix and decree the fair cash value of the dissatisfied shareholder's shares as of the day before such corporate action complained of was taken, and the court shall, on such evidence as may be adduced in relation thereto, determine summarily whether any payment is due, and, if so, such cash value, and render judgment accordingly. Any shareholder entitled to file such suit may, within such sixty-day period but not thereafter, intervene as a plaintiff in such suit filed by another shareholder, and recover therein judgment against the corporation for the fair cash value of his shares. No order or decree shall be made by the court staying the proposed corporate action, and any such corporate action may be carried to completion notwithstanding any such suit. Failure of the shareholder to bring suit, or to intervene in such a suit, within sixty days after receipt of notice of disagreement by the corporation shall conclusively bind the shareholder (1) by the corporation's statement that no payment is due, or (2) if the corporation does not contend that no payment is due, to accept the value of his shares as fixed by the corporation in its notice of disagreement.

     F. When the fair value of the shares has been agreed upon between the shareholder and the corporation, or when the corporation has become liable for the value demanded by the shareholder because of failure to give notice of disagreement and of the value it will pay, or when the shareholder has become bound to accept the value the corporation agrees is due because of his failure to bring suit within sixty days after receipt of notice of the corporation's disagreement, the action of the shareholder to recover such value must be brought within five years from the date the value was agreed upon, or the liability of the corporation became fixed.

     G. If the corporation or the merged or consolidated corporation, as the case may be, shall, in its notice of disagreement, have offered to pay to the dissatisfied shareholder on demand an amount in cash deemed by it to be the fair cash value of his shares, and if, on the institution of a suit by the dissatisfied shareholder claiming an amount in excess of the amount so offered, the corporation, or the merged or consolidated corporation, as the case may be, shall deposit in the registry of the court, there to remain until the final determination of the cause, the amount so offered, then, if the amount finally awarded such shareholder, exclusive of interest and costs, be more than the amount offered and deposited as aforesaid, the costs of the proceeding shall be taxed against the corporation, or the merged or consolidated corporation, as the case may be; otherwise the costs of the proceeding shall be taxed against such shareholder.

     H. Upon filing a demand for the value of his shares, the shareholder shall cease to have any of the rights of a shareholder except the rights accorded by this section. Such a demand may be withdrawn by the shareholder at any time before the corporation gives notice of disagreement, as provided in subsection D of this section. After such notice of disagreement is given, withdrawal of a notice of election shall require the written consent of the corporation. If a notice of election is withdrawn, or the proposed corporate action is abandoned or rescinded, or a court shall determine that the shareholder is not entitled to receive payment for his shares, or the shareholder shall otherwise lose his dissenter's rights, he shall not have the right to receive payment for his shares, his share certificates shall be returned to him (and, on his request, new certificates shall be issued to him in exchange for the old ones endorsed to the corporation), and he shall be reinstated to all his rights as a shareholder as of the filing of his demand for value, including any intervening preemptive rights, and the right to payment of any intervening dividend or other distribution, or, if any such rights have expired or any such dividend or distribution other than in cash has been completed, in lieu thereof, at the election of the corporation, the fair value thereof in cash as determined by the board as of the time of such expiration or completion, but without prejudice otherwise to any corporate proceedings that may have been taken in the interim.

                                                                       EXHIBIT D



INDEPENDENT AUDITORS' REPORT


To the Stockholders of
United Companies Financial Corporation:

     We have audited the accompanying consolidated balance sheets of United Companies Financial Corporation and its subsidiaries as of December 31, 1995 and 1994, and the related consolidated statements of income, stockholders' equity, and cash flows for each of the three years in the period ended December 31, 1995. Our audits also included the financial statement schedules listed in the Index at Item 14. These financial statements and financial statement schedules are the responsibility of the Company's management. Our responsibility is to express an opinion on the financial statements and financial statement schedules based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, such consolidated financial statements present fairly, in all material respects, the financial position of United Companies Financial Corporation and its subsidiaries at December 31, 1995 and 1994, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 1995 in conformity with generally accepted accounting principles. Also, in our opinion, such financial statement schedules, when considered in relation to the basic consolidated financial statements taken as a whole, present fairly in all material respects the information set forth therein.

     As discussed in Note 1.11 of the Notes to the Consolidated Financial Statements, in 1995 the Company changed its method of accounting for mortgage servicing rights to conform with Statement of Financial Accounting Standards No. 122.

DELOITTE & TOUCHE LLP

Baton Rouge, Louisiana
February 29, 1996

                 UNITED COMPANIES FINANCIAL CORPORATION

THE SOLICITATION OF THIS PROXY IS MADE ON BEHALF OF THE BOARD OF DIRECTORS

        The undersigned hereby appoints J. TERRELL BROWN and DALE E. REDMAN, and each of them with full power of substitution, the attorney and proxy of the undersigned to attend the Annual Meeting of Shareholders of UNITED COMPANIES FINANCIAL CORPORATION to be held at the United Companies
Financial Corporation Executive Office Building, 4041 Essen Lane, Baton Rouge, Louisiana, at 9:00 a.m. on June 28, 1996, or any postponement or adjournment thereof, and to vote the stock of the undersigned with all powers the undersigned would possess if present upon the following matters and upon any other business that may properly come before the meeting or any postponement or adjournment thereof.

        This proxy when properly executed will be voted as specified herein. If no specification is made, it is the intention of the proxies to vote FOR proposals 1, 2 and 3.

        INSTRUCTIONS: This proxy, signed and dated, must be returned for your shares to be represented at the Annual Meeting. To vote, please mark the appropriate box for each proposal in blue or black ink, date and sign this proxy exactly as your name appear(s) hereon. If stock is held jointly, signature should include both names. Executors, administrators, trustees, guardians and others signing in a representative capacity should give their full title. The shares represented by this proxy will be voted as specified by the shareholder(s). If no choice is specified, the proxy will be voted FOR proposals 1, 2 and 3. PLEASE return promptly in the enclosed postage paid envelope.

                            SEE REVERSE SIDE

***************************************************************************
*                                                                         *
*  [ ] To vote for all items AS RECOMMENDED BY THE BOARD OF DIRECTORS,    *
*      mark this box, sign, date and return this proxy. (NO ADDITIONAL    *
*      VOTE IS NECESSARY JUST SIGN, DATE AND RETURN.)                     *
*                                                                         *
***************************************************************************


THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSALS 1, 2 AND 3.

1. Approval and Adoption of an Amended and Restated Stock Purchase Agreement dated as of January 30, 1996, which relates to the Proposed Sale by the Company of 100% of the Outstanding Capital Stock of United Companies Life Insurance Company.

                FOR           AGAINST         ABSTAIN
                [ ]             [ ]             [ ]


2. Election of three directors to serve until the 1999 Annual Meeting of Shareholders

                         FOR                         WITHHOLD
                  all nominees listed                AUTHORITY
                   below, except as               to vote for all
                  otherwise indicated          nominees listed below
                         [ ]                           [ ]

Instruction: If you wish to withhold authority selectively to vote for any individual nominee, strike a line through the nominee's name below.

The nominees are:
General Robert H. Barrow (Retired), John D. Dienes, O. Miles Pollard, Jr.

3. In their discretion, the Proxies are authorized to Vote Upon Such Other Business as May Properly Come Before the Meeting.

                 FOR           AGAINST         ABSTAIN
                 [ ]             [ ]             [ ]


Signature______________________________________________ Date_______________,1996

Signature______________________________________________ Date_______________,1996

________________________________________________________________________________
                                   Title

NOTE: Please sign this proxy as name(s) appears hereon and return it promptly in the envelope provided, whether or not you plan to attend the meeting.

                   UNITED COMPANIES FINANCIAL CORPORATION

THE SOLICITATION OF THIS PROXY IS MADE ON BEHALF OF THE BOARD OF DIRECTORS

    The undersigned hereby appoints the trustee of United Companies Financial Corporation Employee's Savings Plan (the "401(k) Plan"), with full power of substitution, the attorney and proxy of the undersigned to attend the Annual Meeting of Shareholders of UNITED COMPANIES FINANCIAL CORPORATION to be held at the United Companies Financial Corporation Executive Office Building, 4041 Essen Lane, Baton Rouge, Louisiana, at 9:00 a.m. on June 28, 1996, or any postponement or adjournment thereof, and to vote the stock allocated to the account of the undersigned in the 401(k) Plan with all powers the undersigned would possess if present upon the following matters and upon any other business that may properly come before the meeting or any postponement or adjournment thereof.

    This proxy when properly executed will be voted as specified herein. If no specification is made, it is the intention of the proxies to vote FOR proposals 1, 2 and 3.

    INSTRUCTIONS: This proxy, signed and dated, must be returned for your shares to be represented at the Annual Meeting. To vote, please mark the appropriate box for each proposal in blue or black ink, date and sign this proxy exactly as your name appear(s) hereon. If stock is held jointly, signature should include both names. Executors, administrators, trustees, guardians and others signing in a representative capacity should give their full title. The shares represented by this proxy will be voted as specified by the undersigned. If no choice is specified, the proxy will be voted FOR proposals 1, 2 and 3. PLEASE return promptly in the enclosed postage paid envelope.


                              SEE REVERSE SIDE

*******************************************************************************
*                                                                             *
*  [ ] To vote for all items AS RECOMMENDED BY THE BOARD OF DIRECTORS,        *
*      mark this box, sign, date and return this proxy. (NO ADDITIONAL VOTE   *
*      IS NECESSARY JUST SIGN, DATE AND RETURN.)                              *
*                                                                             *
*******************************************************************************


THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSALS 1, 2 AND 3.

1. Approval and Adoption of an Amended and Restated Stock Purchase Agreement dated as of January 30, 1996, which relates to the Proposed Sale by the Company of 100% of the Outstanding Capital Stock of United Companies Life Insurance Company.


                        FOR      AGAINST     ABSTAIN

                        [ ]        [ ]         [ ]


2. Election of three directors to serve until the 1999 Annual Meeting of Shareholders


                  FOR                             WITHHOLD
             all nominees                         AUTHORITY
             listed below,                      to vote for all
               except as                     nominees listed below
          otherwise indicated

                  [ ]                                [ ]

Instruction: If you wish to withhold authority selectively to vote for any individual nominee, strike a line through the nominee's name below.

The nominees are:
General Robert H. Barrow (Retired), John D. Dienes, O. Miles Pollard, Jr.

3. In their discretion, the Proxies are authorized to Vote Upon Such Other Business as May Properly Come Before the Meeting.

                        FOR     AGAINST     ABSTAIN

                        [ ]        [ ]         [ ]



Signature_______________________________________________ Date______________,1996

Signature_______________________________________________ Date______________,1996

________________________________________________________________________________
                                    Title

NOTE: Please sign this proxy as name(s) appears hereon and return it promptly in the envelope provided, whether or not you plan to attend the meeting.

                   UNITED COMPANIES FINANCIAL CORPORATION

 THE SOLICITATION OF THIS PROXY IS MADE ON BEHALF OF THE BOARD OF DIRECTORS

        The undersigned hereby appoints the trustee of United Companies Financial Corporation Employee Stock Ownership Plan and Trust (the "ESOP"), with full power of substitution, the attorney and proxy of the undersigned to attend the Annual Meeting of Shareholders of UNITED COMPANIES FINANCIAL CORPORATION to be held at the United Companies Financial Corporation Executive
Office Building, 4041 Essen Lane, Baton Rouge, Louisiana, at       9:00 a.m. on
June 28, 1996, or any postponement or adjournment thereof, and to vote the stock allocated to the account of the undersigned in the ESOP with all powers the undersigned would possess if present upon the following matters and upon any other business that may properly come before the meeting or any postponement or adjournment thereof.

        This proxy when properly executed will be voted as specified herein. If no specification is made, it is the intention of the proxies to vote FOR proposals 1, 2 and 3.

        INSTRUCTIONS: This proxy, signed and dated, must be returned for your shares to be represented at the Annual Meeting. To vote, please mark the appropriate box for each proposal in blue or black ink, date and sign this proxy exactly as your name appear(s) hereon. If stock is held jointly, signature should include both names. Executors, administrators, trustees, guardians and others signing in a representative capacity should give their full title. The shares represented by this proxy will be voted as specified by the undersigned. If no choice is specified, the proxy will be voted FOR proposals 1, 2 and 3. PLEASE return promptly in the enclosed postage paid envelope.

                              SEE REVERSE SIDE

*******************************************************************************
*                                                                             *
*  [ ] To vote for all items AS RECOMMENDED BY THE BOARD OF DIRECTORS,        *
*      mark this box, sign, date and return this proxy. (NO ADDITIONAL VOTE   *
*      IS NECESSARY JUST SIGN, DATE AND RETURN.)                              *
*                                                                             *
*******************************************************************************



THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSALS 1, 2 AND 3.

1. Approval and Adoption of an Amended and Restated Stock Purchase Agreement dated as of January 30, 1996, which relates to the Proposed Sale by the Company of 100% of the Outstanding Capital Stock of United Companies Life Insurance Company.

                         FOR     AGAINST     ABSTAIN
                         [ ]       [ ]         [ ]

2. Election of three directors to serve until the 1999 Annual Meeting of Shareholders

                    FOR                           WITHHOLD
             all nominees listed                  AUTHORITY
              below, except as                 to vote for all
             otherwise indicated            nominees listed below
                    [ ]                              [ ]

Instruction: If you wish to withhold authority selectively to vote for any individual nominee, strike a line through the nominee's name below.

The nominees are:
General Robert H. Barrow (Retired), John D. Dienes, O. Miles Pollard, Jr.

3. In their discretion, the Proxies are authorized to Vote Upon Such Other Business as May Properly Come Before the Meeting.

                         FOR     AGAINST     ABSTAIN
                         [ ]       [ ]         [ ]

Signature_______________________________________________ Date______________,1996

Signature_______________________________________________ Date______________,1996

________________________________________________________________________________
                                    Title

NOTE: Please sign this proxy as name(s) appears hereon and return it promptly in the envelope provided, whether or not you plan to attend the meeting.